Registration Nos. 33-88792
                                                                     811-8960
==============================================================================

                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549
                             ____________________

                                  FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                [ ]
     Pre-Effective Amendment No.                                       [ ]
     Post-Effective Amendment No. 5                                    [X]

                                    and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940        [ ]
        Amendment No. 7                                                [X]

                      (Check appropriate box or boxes.)

                     LPT VARIABLE INSURANCE SERIES TRUST
              __________________________________________________
              (Exact name of registrant as specified in charter)

          1755 Creekside Oaks Drive
          Sacramento, CA                                               95833
          ________________________________________                  __________
          (Address of Principal Executive Offices)                  (Zip Code)

Registrant's Telephone Number, Including Area Code   (916) 641-4200

                               George Nicholson
                   London Pacific Life and Annuity Company
                            3109 Poplarwood Court
                        Raleigh, North Carolina  27604

                   (Name and Address of Agent For Service)

                                  Copies to:

                         Raymond A. O'Hara III, Esq.
                      Blazzard, Grodd & Hasenauer, P.C.
                                P.O. Box 5108
                             Westport, CT  06881
                                (203) 226-7866

It is proposed that this filing will become effective (Check appropriate space):

  _____    immediately upon filing pursuant to paragraph (b) of Rule 485
  __X__    on May 1, 1998 pursuant to paragraph (b) of Rule 485
  _____    60 days after filing pursuant to paragraph (a)(1) of Rule 485
  _____    on (date) pursuant to paragraph (a)(1) of Rule 485
  _____    75 days after filing pursuant to paragraph (a)(2) of Rule 485
  _____    on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

  _____    This post-effective amendment designates a new effective date for a previously filed post-effective amendment


Title of Securities Being Registered:
    Investment Company Shares

==============================================================================


                     LPT VARIABLE INSURANCE SERIES TRUST

                            CROSS REFERENCE SHEET
                         (as required by rule 404(c))

                        PART A

N-1A
--------
Item No.                                       Location
--------                                       ---------

1.        Cover Page.........................  Cover Page

2.        Synopsis...........................  Not Applicable

3.        Condensed Financial Information....  Financial Highlights

4.        General Description of Registrant..  Cover Page; Investment
                                               Objectives and Policies;
                                               Additional Information

5.        Management of the Fund.............  Management of the Trust;
                                               Additional Information

6.        Capital Stock and Other Securities.  Sales and Redemptions;
                                               Net Asset Value; Tax Status,
                                               Dividends and Distributions;
                                               Additional Information

7.        Purchase of Securities Being
               Offered.......................  Net Asset Value; Sales and
                                               Redemptions

8.        Redemption or Repurchase...........  Sales and Redemptions;
                                               Net Asset Value

9.        Pending Legal Proceedings..........  Not Applicable

                        PART B

10.       Cover Page.........................  Cover Page

11.       Table of Contents..................  Cover Page

12.       General Information and History....  Not Applicable

13.       Investment Objectives and Policies.  Investment Objectives and
                                               Policies of the Trust;
                                               Investment Restrictions;
                                               Portfolio Turnover





                        CROSS REFERENCE SHEET (cont'd)
                         (as required by rule 404(c))

N-1A
--------
Item No.                                       Location
--------                                       ---------

14.       Management of the Fund.............  Management of the Trust

15.       Control Persons and Principal
               Holders of Securities.........  Management of the Trust

16.       Investment Advisory and Other
               Services......................  Management of the Trust;
                                               Independent Accountants;
                                               Custodian

17.       Brokerage Allocation and
                Other Practices..............  Management of the Trust
                                               (Brokerage and Research
                                               Services)

18.       Capital Stock and Other Securities.  Sales and Redemptions (Part A);
                                               Net Asset Value (Part A); Tax
                                               Status, Dividends and Distribu-
                                               tions (Part A); Organization and
                                               Capitalization; Additional
                                               Information (Part A)

19.       Purchase, Redemption and Pricing of
               Securities Being Offered......  Determination of Net Asset
                                               Value; Sales and Redemptions
                                               (Part A)

20.       Tax Status.........................  Taxes; Dividends and
                                               Distributions

21.       Underwriters.......................  Not Applicable

22.       Calculation of Performance Data....  Performance Information

23.       Financial Statements...............  Financial Statements



                                    PART C

Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of the Registration Statement.

                                                         PART A

                 ROBERTSON STEPHENS DIVERSIFIED GROWTH PORTFOLIO
                       LPT VARIABLE INSURANCE SERIES TRUST
                            1755 CREEKSIDE OAKS DRIVE
                          SACRAMENTO, CALIFORNIA 95833

                                 CLASS A SHARES

LPT Variable Insurance Series Trust (the "Trust") is an open-end, series management investment company which currently offers shares of beneficial interest of eight series (the "Portfolios"), each of which has a different investment objective and represents the entire interest in a separate portfolio of investments. THIS PROSPECTUS CONTAINS INFORMATION PERTAINING TO THE ROBERTSON STEPHENS DIVERSIFIED GROWTH PORTFOLIO ONLY. This Portfolio is currently available to the public only through variable annuity contracts ("VA Contracts") issued by London Pacific Life and Annuity Company ("Life Company").

Please read this Prospectus carefully before investing in the Robertson Stephens Diversified Growth Portfolio and keep it for future reference. The Prospectus contains information about the Robertson Stephens Diversified Growth Portfolio that a prospective investor should know before investing.

A Statement of Additional Information ("SAI") dated May 1, 1998 is available without charge upon request and may be obtained by calling the Life Company at (800) 852-3152 or by writing to the Life Company's Annuity Service Center, P.O. Box 29564, Raleigh, North Carolina 27626. Some of the discussions contained in this Prospectus refer to the more detailed descriptions contained in the SAI, which is incorporated by reference into this Prospectus and has been filed with the Securities and Exchange Commission.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK OR OTHER DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE PURCHASER OF A VA CONTRACT SHOULD READ THIS PROSPECTUS IN CONJUNCTION WITH THE PROSPECTUS FOR HIS OR HER VA CONTRACT.


                          PROSPECTUS DATED MAY 1, 1998


                                TABLE OF CONTENTS
                                                                                                               PAGE
                                                                                                               ----
FINANCIAL HIGHLIGHTS.........................................................................   1

INVESTMENT OBJECTIVE, POLICIES AND RISK CONSIDERATIONS.......................................   2
    Investment Objectives and Policies.......................................................   2
    Other Investment Practices and Risk Considerations ......................................   3
    Investments in Smaller Companies.........................................................   3
    Short Sales..............................................................................   3
    Foreign Securities.......................................................................   3
    Debt Securities..........................................................................   4
    Options and Futures......................................................................   4
    Index Futures and Options................................................................   4
    Risks Related to Options and Futures Strategies..........................................   4
    Securities Loans and Repuredose Agreements...............................................   5
    Borrowing................................................................................   5
    Defensive Strategies.....................................................................   5

MANAGEMENT OF THE TRUST......................................................................   5
    Investment Adviser.......................................................................   5
    Expense Reimbursement....................................................................   6
    Sub-Adviser..............................................................................   6
    Sub-Advisory Fees........................................................................   6
    Allocation of Portfolio Transactions.....................................................   7
    Portfolio Turnover.......................................................................   7

SALES AND REDEMPTIONS........................................................................   7

NET ASSET VALUE..............................................................................   8

PERFORMANCE INFORMATION......................................................................   8
    Performance of the Portfolio.............................................................   9
    Comparable Public Fund Performance.......................................................   9

TAX STATUS, DIVIDENDS, AND DISTRIBUTIONS.....................................................  10

ADDITIONAL INFORMATION.......................................................................  10






                              FINANCIAL HIGHLIGHTS

The following information has been audited by Price Waterhouse LLP, Independent Accountants, whose unqualified report thereon is included in the Annual Report, which is incorporated by reference into the SAI. The Financial Highlights should be read in conjunction with the Financial Statements and Notes thereto included in the Annual Report.


                       LPT VARIABLE INSURANCE SERIES TRUST
                 ROBERTSON STEPHENS DIVERSIFIED GROWTH PORTFOLIO (1)
                              FINANCIAL HIGHLIGHTS
                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD


                                                 Year Ended           Period Ended
                                               December 31, 1997    December 31, 1996*


Net asset value, beginning of period               $  8.58             $   10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)                            (0.07)                 2.10
Net realized and unrealized gain (loss) on
  Investments                                         1.71                 (1.69)
                                                   --------            ----------
Total from investment operations                      1.64                  0.41
                                                   --------            ----------
LESS DISTRIBUTIONS:
Dividends from net investment income                  0.00                 (1.83)
Distributions from net realized capital gains         0.00                 (0.00)
                                                   --------             ---------
Total distributions                                   0.00                 (1.83)
                                                   --------             ---------

Net asset value, end of period                     $ 10.22              $   8.58
                                                   ========            ==========

TOTAL RETURN ++                                      19.12%                 2.42%
                                                   ========            ==========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
DATA

Net assets, end of period (in 000's)                $3,452              $  1,441
Ratio of operating expenses to average net
  Assets                                              1.39%                 1.36%+
Ratio of net investment income to average net
  Assets                                             (0.72%)               20.30%+
Portfolio turnover rate                             234.54%              2242.85%
Average commission rate per share +++              $0.0540               $0.0478
Ratio of operating expenses to average net
   Assets before waiver of fees and expense
  Reimbursements                                      4.53%                 7.02%+
Net investment income (loss) per share before
  Waiver of fees and expense reimbursements (a)    $ (0.35)              $  1.51

+ Annualized

++ Total return represents aggregate total return for the year ended December 31, 1997 and for the period February 9, 1996 (effective date) to December 31, 1996, respectively. The total return would have been lower if certain expenses had not been reimbursed by London Pacific.

+++ Average commission rate paid per share on equity securities purchased and sold by the Portfolio. Amount excludes mark-ups, mark-downs or spreads paid on shares traded.

(a) Based on the average of the daily shares outstanding throughout the period.
    (1) Formerly Berkeley Smaller Companies Portfolio
* For the period January 31,1996 (Commencement of Operations) to December 31, 1996.

                       See Notes to Financial Statements


             INVESTMENT OBJECTIVE, POLICIES AND RISK CONSIDERATIONS

Each Portfolio of the Trust has a different investment objective or objectives which it pursues through separate investment policies. The investment objective of the Robertson Stephens Diversified Growth Portfolio is not fundamental and may be changed without the approval of a majority of the outstanding shares of the Portfolio. All other investment policies and limitations, unless otherwise specifically stated, are non-fundamental and may be changed by the Trustees of the Trust without a vote of the shareholders. There is no assurance that the Portfolio will achieve its objective. A complete list of investment restrictions, including those restrictions which cannot be changed without shareholder approval, is contained in the SAI. United States Treasury Regulations applicable to portfolios that serve as the funding vehicles for variable annuity and variable life insurance contracts generally require that such portfolios invest no more than 55% of the value of their assets in one investment, 70% in two investments, 80% in three investments, and 90% in four investments. The Portfolio intends to comply with the requirements of these Regulations.



In order to comply with regulations which may be issued by the U.S. Treasury, the Trust may be required to limit the availability or change the investment policies of one or more Portfolios or to take steps to liquidate one or more Portfolios. The Trust will not change any fundamental investment policy of a Portfolio without a vote of shareholders of that Portfolio.

Except as otherwise noted herein, if the securities rating of a debt security held by the Portfolio declines below the minimum rating for securities in which the Portfolio may invest, the Portfolio will not be required to dispose of the security, but the Portfolio's Sub-Adviser will consider whether continued investment in the security is consistent with the Portfolio's investment objective.

In implementing its investment objective and policies, the Portfolio uses a variety of instruments, strategies and techniques which are described in more detail in the SAI. With respect to the Portfolio's investment policies, use of the term "primarily" means that under normal circumstances, at least 65% of such Portfolio's assets will be invested as indicated. A description of the ratings systems used by the following nationally recognized statistical rating organizations ("NRSROs") is contained in the SAI: Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P"). New instruments, strategies and techniques, however, are evolving continually and the Portfolio reserves authority to invest in or implement them to the extent consistent with its investment objectives and policies. If new instruments, strategies or techniques would involve a material change to the information contained herein, they will not be purchased or implemented until this Prospectus is appropriately supplemented.

INVESTMENT OBJECTIVE AND POLICIES. The Robertson Stephens Diversified Growth Portfolio's investment objective is to seek long-term capital growth. In selecting investments for the Portfolio, the Sub-Adviser focuses on small- and mid-cap companies, to create a portfolio of investments broadly diversified over industry sectors and companies.

The Portfolio will invest primarily in common and preferred stocks and warrants. Although the Portfolio intends to focus on companies with market capitalizations of up to $3 billion, the Portfolio will remain flexible and may invest in securities of larger companies. The Portfolio may also purchase debt securities which the Sub-Adviser believes are consistent with the Portfolio's investment objective, and may engage in short sales of securities it expects to decline in price.

Small- and mid-cap companies may present greater opportunities for investment return than do larger companies, but also involve greater risks. They may have limited product lines, markets, or financial resources, or may depend on a limited management group. Their securities may trade less frequently and in limited volume. As a result, the prices of these securities may fluctuate more than prices of securities of larger, widely traded companies. See "Investments in Smaller Companies," below.


The Portfolio's investment strategies and portfolio investments will differ from those of most other mutual funds. The Sub-Adviser seeks aggressively to identify favorable securities, economic and market sectors, and investment opportunities that other investors and investment advisers may not have identified. The Sub-Adviser may devote more of the Portfolio's assets to pursuing an investment opportunity than many other mutual funds might; it may buy or sell an investment at times different from when most other mutual funds might do so; and it may select investments for the Portfolio that would be inappropriate for less aggressive mutual funds. In addition, unlike most other mutual funds, the Portfolio may engage in short sales of securities which involve special risks.

The Portfolio does not invest for current income. The Portfolio may hold a portion of its assets in cash or money market investments.

All percentage limitations on investments will apply at the time of investment and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of the investment.

For a description of certain risks associated with the Portfolio's investment practices, see "Other Investments Practices and Risk Considerations," below.

OTHER INVESTMENT PRACTICES AND RISK CONSIDERATIONS:

The Portfolio may also engage in the following investment practices, each of which involves certain special risks. The SAI contains more detailed information about these practices (some of which, including, for example, options and futures contracts, and certain debt securities, may be considered "derivative" investments), including limitations designed to reduce these risks.

INVESTMENTS IN SMALLER COMPANIES. The Portfolio may invest a substantial portion of its assets in securities issued by small companies. Such companies may offer greater opportunities for capital appreciation than larger companies, but investments in such companies may involve certain special risks. Such companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group. While the markets in securities of such companies have grown rapidly in recent years, such securities may trade less frequently and in smaller volume than more widely held securities. The values of these securities may fluctuate more sharply than those of other securities, and the Portfolio may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, and it may take a longer period of time for the prices of such securities to reflect the full value of their issuers' underlying earnings potential or assets.

Some securities of smaller issuers may be restricted as to resale or may otherwise be highly illiquid. The ability of the Portfolio to dispose of such securities may be greatly limited, and the Portfolio may have to continue to hold such securities during periods when the Sub-Adviser would otherwise have sold the security. It is possible that the Sub-Adviser or its affiliates or clients may hold securities issued by the same issuers, and may in some cases have acquired the securities at different times, on more favorable terms, or at more favorable prices, than the Portfolio.

SHORT SALES. The Portfolio may seek to hedge investments or realize additional gains through short sales. When the Sub-Adviser anticipates that the price of a security will decline, it may sell the security short and borrow the same security from a broker or other institution to complete the sale. The Portfolio may make a profit or incur a loss depending upon whether the market price of the security decreases or increases between the date of the short sale and the date on which the Portfolio must replace the borrowed security. An increase in the value of a security sold short by the Portfolio over the price at which it was sold short will result in a loss to the Portfolio, and there can be no assurance that the Portfolio will be able to close out the position at any particular time or at an acceptable price. All short sales must be fully collateralized and marked to market daily. The Portfolio will not sell securities short if, immediately after and as a result of the sale, the value of the securities sold short by the Portfolio exceeds 25% of its total assets. The Portfolio will limit short sales of any one issuer's securities to 2% of the Portfolio's total assets and to 2% of any one class of the issuer's securities. The net proceeds of the short sale will be retained by the broker (or by the Trust's custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out. The Portfolio also will incur transaction costs in effecting short sales.

FOREIGN SECURITIES. The Portfolio may invest in securities principally traded in foreign markets. Because foreign securities are normally denominated and traded in foreign currencies, the value of the Portfolio's assets may be affected favorably or unfavorably by currency exchange rates and exchange control regulations. There may be less information publicly available about a foreign company than about a U.S. company, and foreign companies are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the Portfolio's assets held abroad) and expenses not present in the settlement of domestic investments.

In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of the Portfolio's investments in certain foreign countries. Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. In the case of securities issued by a foreign governmental entity, the issuer may in certain circumstances be unable or unwilling to meet its obligations on the securities in accordance with their terms, and the Portfolio may have limited recourse available to it in the event of default. The laws of some foreign countries may limit the Portfolio's ability to invest in securities of certain issuers located in those foreign countries. Special tax considerations apply to foreign securities. The Portfolio may buy or sell foreign currencies and options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments. Except as otherwise provided in this Prospectus, there is no limit on the amount of the Portfolio's assets that may be invested in foreign securities.

The Portfolio may invest in securities of issuers in developing countries. The Portfolio may at times invest a substantial portion of its assets in such securities. Investments in developing countries are subject to the same risks applicable to foreign investments generally, although those risks may be increased due to conditions in such countries. For example, the securities markets and legal systems in developing countries may only be in a developmental stage and may provide few, or none, of the advantages or protections of markets or legal systems available in more developed countries. Although many of the securities in which the Portfolio may invest are traded on securities exchanges, these securities may trade in limited volume, and the exchanges may not provide all of the conveniences or protections provided by securities exchanges in more developed markets. The Portfolio may also invest a substantial portion of its assets in securities traded in the over-the-counter markets in such countries and not on any exchange, which may affect the liquidity of the investment and expose the Portfolio to the credit risk of its counterparties in trading those investments.

DEBT SECURITIES. The Portfolio may invest in debt securities from time to time, if the Sub-Adviser believes investing in such securities might help achieve the Portfolio's objective. The Portfolio may invest in debt securities to the extent consistent with its investment policies, although the Sub-Adviser expects that under normal circumstances the Portfolio would not likely invest a substantial portion of its assets in debt securities.

The Portfolio may invest in lower-quality, high-yielding debt securities. Lower-rated debt securities (commonly called "junk bonds") are considered to be of poor standing and predominantly speculative. Securities in the lowest rating categories may have extremely poor prospects of attaining any real investment standing, and some of those securities in which the Portfolio may invest may be in default. The rating services' descriptions of securities in the lower rating categories, including their speculative characteristics, are set forth in the SAI.

Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. In addition, the lower ratings of such securities reflect a greater possibility that adverse changes in the financial condition of the issuer, or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. Changes by recognized rating services in their ratings of any fixed-income security and in the ability or perceived inability of an issuer to make payments of interest and principal may also affect the value of these investments. See the SAI.



The Portfolio may at times invest in so-called "zero-coupon" bonds and "payment-in-kind" bonds. Zero-coupon bonds are issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The values of zero-coupon bonds and payment-in-kind bonds are subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest currently, and may involve greater credit risk than such bonds.

The Portfolio will not necessarily dispose of a security when its debt rating is reduced below its rating at the time of purchase, although the Sub-Adviser will monitor the investment to determine whether continued investment in the security will assist in meeting the Portfolio's investment objective. If a security's rating is reduced below investment grade, an investment in that security may entail the risks of lower-rated securities described below.

OPTIONS AND FUTURES. The Portfolio may buy and sell call and put options to hedge against changes in net asset value or to attempt to realize a greater current return. In addition, through the purchase and sale of futures contracts and related options, the Portfolio may at times seek to hedge against fluctuations in net asset value and to attempt to increase its investment return.

The Portfolio's ability to engage in options and futures strategies will depend on the availability of liquid markets in such instruments. It is impossible to predict the amount of trading interest that may exist in various types of options or futures contracts. Therefore, there is no assurance that the Portfolio will be able to utilize these instruments effectively for the purposes stated above. Options and futures transactions involve certain risks which are described below and in the SAI.

Transactions in options and futures contracts involve brokerage costs and may require the Portfolio to segregate assets to cover its outstanding positions. For more information, see the SAI.

INDEX FUTURES AND OPTIONS. The Portfolio may buy and sell index futures contracts ("index futures") and options on index futures and on indices (or may purchase investments whose values are based on the value from time to time of one or more securities indices) for hedging purposes. An index future is a contract to buy or sell units of a particular bond or stock index at an agreed price on a specified future date. Depending on the change in value of the index between the time when the Portfolio enters into and terminates an index futures or option transaction, the Portfolio realizes a gain or loss. The Portfolio may also buy and sell index futures and options to increase its investment return.

RISKS RELATED TO OPTIONS AND FUTURES STRATEGIES. Options and futures transactions involve costs and may result in losses. Certain risks arise because of the possibility of imperfect correlations between movements in the prices of futures and options and movements in the prices of the underlying security or index or of the securities held by the Portfolio that are the subject of a hedge. The successful use by the Portfolio of the strategies described above further depends on the ability of the Sub-Adviser to forecast market movements correctly. Other risks arise from the Portfolio's potential inability to close out futures or options positions. Although the Portfolio will enter into options or futures transactions only if the Sub-Adviser believes that a liquid secondary market exists for such option or futures contract, there can be no assurance that the Portfolio will be able to effect closing transactions at any particular time or at an acceptable price. Certain provisions of the Internal Revenue Code may limit the Portfolio's ability to engage in options and futures transactions.

The Portfolio expects that its options and futures transactions generally will be conducted on recognized exchanges. The Portfolio may in certain instances purchase and sell options in the over-the-counter markets. The Portfolio's ability to terminate options in the over-the-counter markets may be more limited than for exchange-traded options, and such transactions also involve the risk that securities dealers participating in such transactions would be unable to meet their obligations to the Portfolio. The Portfolio will, however, engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in the opinion of the Sub-Adviser, the pricing mechanism and liquidity of the over-the-counter markets are satisfactory and the participants are responsible parties likely to meet their obligations.

The Portfolio will not purchase futures or options on futures or sell futures if, as a result, the sum of the initial margin deposits on the Portfolio's existing futures positions and premiums paid for outstanding options on futures contracts would exceed 5% of the Portfolio's assets. (For options that are "in-the-money" at the time of purchase, the amount by which the option is "in-the-money" is excluded from this calculation.)

SECURITIES LOANS AND REPURCHASE AGREEMENTS. The Portfolio may lend portfolio securities to broker-dealers and may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to the Portfolio if the other party should default on its obligations and the Portfolio is delayed or prevented from recovering the collateral.

BORROWING. The Portfolio may borrow money up to one-third of its total assets less all liabilities and indebtedness (other than such borrowings) for temporary or emergency purposes. The Portfolio may borrow for leveraging or investment with respect to reverse repurchase agreements and dollar roll transactions (including covered rolls), to the extent such investments are permitted under the Portfolio's investment objective and policies. If the Portfolio borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the Portfolio makes additional investments while borrowings are outstanding, this may be construed as a form of leverage.

Borrowing, including reverse repurchase agreements and, in certain circumstances, dollar rolls, creates leverage which increases the Portfolio's investment risk. If the income and gains on the securities purchased with the proceeds of borrowings exceed the cost of the arrangements, the Portfolio's earnings or net asset value will increase faster than would be the case otherwise. Conversely, if the income and gains fail to exceed the costs, earnings or net asset value will decline faster than would otherwise be the case.

DEFENSIVE STRATEGIES. At times, the Sub-Adviser may judge that market conditions make pursuing the Portfolio's basic investment strategy inconsistent with the best interests of its shareholders. At such times, the Sub-Adviser may temporarily use alternative strategies, primarily designed to reduce fluctuations in the values of the Portfolio's assets. In implementing these "defensive" strategies, the Portfolio may invest in U.S. Government securities, other high-quality debt instruments, and other securities the Sub-Adviser believes to be consistent with the Portfolio's best interests.

See the SAI for the full text of these restrictions and the Portfolio's other investment policies. Except for those investment restrictions designated as fundamental in the SAI, the investment policies described in this Prospectus and in the SAI are not fundamental policies. The Trust's Board of Trustees may change a non-fundamental investment policy without shareholder approval.

                             MANAGEMENT OF THE TRUST

INVESTMENT ADVISER:

Under an Investment Advisory Agreement dated January 9, 1996 ("Investment Advisory Agreement"), LPIMC Insurance Marketing Services, 1755 Creekside Oaks Drive, Sacramento, CA 95833 (the "Adviser"), manages the investment strategies and policies of the Portfolios and the Trust, subject to the control of the Trustees.

The Adviser is a registered investment adviser organized under the laws of California. The Adviser is a wholly-owned subsidiary of the Life Company.

Under the Investment Advisory Agreement, the Adviser is obligated to formulate a continuing program for the investment of the assets of each Portfolio of the Trust in a manner consistent with each Portfolio's investment objectives, policies and restrictions and to determine from time to time securities to be purchased, sold, retained or lent by the Trust and implement those decisions. The Investment Advisory Agreement also provides that the Adviser shall manage the Trust's business and affairs and shall provide such services required for effective administration of the Trust as are not provided by employees or other agents engaged by the Trust. The Investment Advisory Agreement further provides that the Adviser shall furnish the Trust with office space and necessary personnel, pay ordinary office expenses, pay all executive salaries of the Trust and furnish, without expense to the Trust, the services of such members of its organization as may be duly elected officers or Trustees of the Trust. The Investment Advisory Agreement provides that the Adviser may retain sub-advisers, at the Adviser's own cost and expense, for the purpose of managing the investment of the assets of one or more Portfolios of the Trust.




As full compensation for its services under the Investment Advisory Agreement with respect to the Robertson Stephens Diversified Growth Portfolio, the Trust will pay the Adviser a monthly fee at the following annual rates based on the average daily net assets of the Portfolio.

PORTFOLIO                                            ADVISORY FEE
---------                                            ------------
Robertson Stephens Diversified Growth Portfolio      .95% of first $10  million of average  daily
                                                     net assets

                                                     .90% of the  next  $25  million  of  average
                                                     daily net assets

                                                     .85% of the next  $165  million  of  average
                                                     daily net assets

                                                     .80% of average  daily net  assets  over and
                                                     above $200 million

EXPENSE REIMBURSEMENT. The Life Company has voluntarily agreed through December 31, 1998 to reimburse the Portfolio for certain expenses (excluding brokerage commissions) in excess of 1.39% as to average net assets. The Life Company has reserved the right to withdraw or modify its policy of expense reimbursement for the Portfolio. If expenses were not reimbursed, the ratio of expenses to average net assets, on an annualized basis, would have been 4.53% for the year ended December 31, 1997.

SUB-ADVISER:

The Adviser has engaged the Sub-Adviser for the Portfolio to make investment decisions and place orders. In accordance with the Portfolio's investment objective and policies and under the supervision of the Adviser and the Trust's Board of Trustees, the Portfolio's Sub-Adviser is responsible for the day to day investment management of the Portfolio, makes investment decisions for the Portfolio and places orders on behalf of the Portfolio to effect the investment decisions made as provided in a Sub-Advisory Agreement among the Sub-Adviser, the Adviser and the Trust.

The Sub-Adviser for the Portfolio is Robertson, Stephens & Company Investment Management, L.P., 555 California Street, San Francisco, CA 94104. Robertson, Stephens & Company Investment Management, L.P., a California limited partnership, was formed in 1993 and is registered as an investment adviser with the Securities and Exchange Commission. The Sub-Adviser is an indirect wholly-owned subsidiary of BankAmerica Corporation. BankAmerica Corporation is a global financial services company with $250 billion in assets and an equity capital base of $20 billion. The Sub-Adviser and its investment advisory affiliates have in excess of $20 billion under management in public and private investment funds.


The portfolio manager for the Portfolio is John L. Wallace who has been a portfolio manager with the Sub-Adviser since July 1995. He holds a B.A. from the University of Idaho and an M.B.A. from Pace University.

Prior to joining the Sub-Adviser, Mr. Wallace was Vice President of Oppenheimer Funds, Inc., where he was portfolio manager of the Oppenheimer Main Street Income and Growth Fund from 1991 through June 1995 and of the Oppenheimer Total Return Fund from 1990 through June 1995.

SUB-ADVISORY FEES. Under the terms of the Sub-Advisory Agreement, the Adviser shall pay to the Sub-Adviser, as full compensation for services rendered under the Sub-Advisory Agreement with respect to the Portfolio, monthly fees at the following annual rates based on the average daily net assets of the Portfolio.

PORTFOLIO                                            SUB-ADVISORY FEE
---------                                            ----------------
Robertson Stephens Diversified Growth Portfolio      .70% of first $10  million of average  daily
                                                     net assets

                                                     .65% of the  next  $25  million  of  average
                                                     daily net assets

                                                     .60% of the next  $165  million  of  average
                                                     daily net assets

                                                     .55% of average  daily net  assets  over and
                                                     above $200 million

ALLOCATION OF PORTFOLIO TRANSACTIONS. Neither the Adviser nor the Sub-Adviser has any agreement or commitment to place orders with any particular securities dealer or dealers with respect to the Portfolio. In placing orders for the Portfolio's investment transactions, the Sub-Adviser seeks the best net results, analyzing such factors as price, size of order, difficulty of execution and the operational capabilities of the firm involved. Prior to making an investment, the Sub-Adviser performs considerable research on the specified company and country. In underwritten offerings, securities are usually purchased at a fixed price which includes an amount of compensation to the underwriter. On occasion, securities may be purchased directly from an issuer, in which case there are no commissions or discounts. Dealers may receive commissions on futures, currency and options transactions. Commissions on trades made through foreign securities exchanges or OTC markets typically are fixed and generally are higher than those made through United States securities exchanges or OTC markets.

Consistent with its obligation to obtain the best net results, the Sub-Adviser may consider research and brokerage services provided by the securities broker-dealer as a factor in considering through whom portfolio transactions will be effected. The Portfolio may pay to those securities broker-dealers who provide brokerage and research services to the Sub-Adviser a higher commission than that charged by other securities broker-dealers if the Sub-Adviser determines in good faith that the amount of the commission is reasonable in relation to the value of those services in terms either of the particular transaction, or in terms of the overall responsibility of the Sub-Adviser to the Portfolio and to any other accounts over which the Sub-Adviser exercises investment discretion.

Some securities considered for investment by the Portfolio may also be appropriate for other clients served by the Sub-Adviser. If a purchase or sale of securities consistent with the investment policies of the Portfolio and one or more of these other clients served by the Sub-Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Sub-Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Sub-Adviser, and the results of such allocations, are subject to periodic review by the Trust's Trustees.

PORTFOLIO TURNOVER. The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. The investment policies of the Portfolio may lead to frequent changes in the Portfolio's investments, particularly in periods of volatile market movements. A change in the securities held by the Portfolio is known as "portfolio turnover." Portfolio turnover generally involves some expense to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. Such sales may result in realization of taxable capital gains. High rates of portfolio turnover necessarily result in correspondingly greater brokerage and portfolio trading costs, which are paid by the Portfolio. The portfolio turnover rate for the Portfolio for the year ended December 31, 1997 was 234.54%. (See "Portfolio Turnover" in the SAI.)

                              SALES AND REDEMPTIONS

The Trust sells shares only to the separate accounts of the Life Company as a funding vehicle for the VA Contracts offered by the Life Company. No fee is charged upon the sale or redemption of the Trust's shares. Expenses of the Trust will be passed through to the separate accounts of the Life Company, and therefore, will be ultimately borne by VA Contract owners. In addition, other fees and expenses will be assessed by the Life Company at the separate account level. (See the Prospectus for the VA Contract for a description of all fees and charges relating to the VA Contract.)

The separate account of the Life Company places orders to purchase and redeem shares of each Portfolio based on, among other things, the amount of contributions to be invested and surrender and transfer requests to be effected on that day pursuant to the VA Contracts issued by the Life Company. Orders received by the Trust are effected on days on which the New York Stock Exchange is open for trading, at the net asset value per share next determined after receipt of the order. For orders received before 4:00 p.m. Eastern Standard time, such purchases and redemptions of shares of each Portfolio are effected at the respective net asset values per share determined as of 4:00 p.m. New York time on that day. See "Net Asset Value", below and "Determination of Net Asset Value" in the Trust's SAI. Payment for redemptions will be made within seven days after receipt of a redemption request in good order. No fee is charged the separate account of the Life Company when it redeems Portfolio shares. The Trust may suspend the sale of shares at any time and may refuse any order to purchase shares.

The Trust may suspend the right of redemption of shares of any Portfolio and may postpone payment for any period: (i) during which the New York Stock Exchange is closed other than for customary weekend and holiday closings or during which trading on the New York Stock Exchange is restricted; (ii) when the Securities and Exchange Commission determines that a state of emergency exists which makes the sale of portfolio securities or the determination of net asset value not reasonably practicable; (iii) as the Securities and Exchange Commission may by order permit for the protection of the security holders of the Trust; or (iv) at any time when the Trust may, under applicable laws and regulations, suspend payment on the redemption of its shares.

                                 NET ASSET VALUE

Each Portfolio calculates the net asset value of its shares by dividing the total value of its assets (the securities held by the Portfolio, plus any cash or other assets, including interest and dividends accrued but not yet received), less its total liabilities, by the total number of shares outstanding. Shares are valued as of the close of trading on the New York Stock Exchange (usually considered 4:00 p.m. Eastern Time) each day the New York Stock Exchange is open ("Business Days"). Portfolio securities for which market quotations are readily available are stated at market value. Short-term investments that will mature in 60 days or less are valued using amortized cost, which the Trust's Board of Trustees has determined approximates market value. Amortized cost valuation involves valuing a portfolio security initially at its cost, and, thereafter, assuming a constant amortization to maturity of any discount or premium. All other securities and assets are valued at their fair value following procedures approved by the Trust's Board of Trustees. See "Determination of Net Asset Value" in the SAI for a description of the special valuation procedures for options and futures contracts.

This Portfolio may invest in foreign securities listed on foreign stock exchanges or debt securities of the United States and foreign governments and corporations. Some of these securities trade on days other than Business Days, as defined above. Foreign securities quoted in foreign currencies are translated into United States dollars at the exchange rates at 1:00 p.m. Eastern Time or at such other rates as a Sub-Adviser may determine to be appropriate in computing net asset value. As a result, fluctuations in the value of such currencies in relation to the United States dollar will affect the net asset value of the Portfolio's shares even though there has not been any change in the market values of such securities.

Because of time zone differences, foreign exchanges and securities markets will usually be closed prior to the time of the closing of the New York Stock Exchange and values of foreign options and foreign securities will be determined as of the earlier closing of such exchanges and securities markets. However, events affecting the values of such foreign securities may occasionally occur between the earlier closing of such exchanges and securities markets and the closing of the New York Stock Exchange which will not be reflected in the computation of the net asset value of the Portfolios. If an event materially affecting the value of such foreign securities occurs during such period of which a Sub-Adviser becomes aware, then such securities will be valued at fair value as determined in good faith, or in accordance with procedures adopted, by the Trust's Board of Trustees.

                             PERFORMANCE INFORMATION

Performance information for each of the Portfolios may also be presented from time to time in advertisements and sales literature. The Portfolios may advertise several types of performance information. These are the "yield," "average annual total return" and "aggregate total return." Each of these figures is based upon historical results and is not necessarily representative of the future performance of any Portfolio.

The yield of a Portfolio's shares is determined by annualizing net investment income earned per share for a stated period (normally one month or thirty days) and dividing the result by the net asset value per share at the end of the valuation period. The average annual total return and aggregate total return figures measure both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of the underlying investments in, the Portfolio's portfolio for the period in question, assuming the reinvestment of all dividends. Thus, these figures reflect the change in the value of an investment in a Portfolio's shares during a specified period. Average annual total return will be quoted for at least the one, five and ten year periods ending on a recent calendar quarter (or if such periods have not yet elapsed, at the end of a shorter period corresponding to the life of the Portfolio). Average annual total return figures are annualized and, therefore, represent the average annual percentage change over the period in question. Total return figures are not annualized and represent the aggregate percentage or dollar value change over the period in question. For more information regarding the computation of yield, average annual total return and aggregate total return, see "Performance Information" in the SAI.

Any Portfolio performance information presented will also include performance information for the Life Company separate accounts investing in the Trust which will take into account insurance-related charges and expenses under such insurance policies and contracts.

Advertisements concerning the Trust may from time to time compare the performance of one or more Portfolios to various indices. Advertisements may also contain the performance rankings assigned certain Portfolios or their Sub-Advisers by various publications and statistical services, including, for example, SEI, Lipper Analytical Services Mutual Funds Survey, Lipper Variable Insurance Products Performance Analysis Service, Morningstar, Intersec Research Survey of Non-U.S. Equity Fund Returns, Frank Russell International Universe, and Financial Services Week. Any such comparisons or rankings are based on past performance and the statistical computation performed by publications and services, and are not necessarily indications of future performance. Because the Portfolios are managed investment vehicles investing in a wide variety of securities, the securities owned by a Portfolio will not match those making up an index.

PERFORMANCE OF THE PORTFOLIO. The following table shows the average annualized total return for the year ended December 31, 1997 and the fiscal period February 9, 1996 (effective date of Trust's Registration Statement) through December 31, 1997, of an investment in the Robertson Stephens Diversified Growth Portfolio, formerly Berkeley Smaller Companies Portfolio, as well as a comparison with the Standard & Poor's 500 Composite Stock Price Index, an unmanaged index generally considered to be representative of the stock market and the Russell 2000 Small Company Index, an unmanaged index of 2000 small company stocks. The performance figures shown for the Portfolio in the chart below reflect the actual fees and expenses paid by the Portfolio.


                           AVERAGE ANNUAL TOTAL RETURN
                     FOR THE PERIODS ENDED DECEMBER 31, 1997
                                                                                              FEBRUARY 9, 1996 TO
     PORTFOLIO                                                      ONE YEAR                  DECEMBER 31,1997
     ---------                                                    ---------------             ----------------
     Robertson Stephens Diversified Growth Portfolio,
     formerly Berkeley Smaller Companies Portfolio                    19.12%                         11.07%

     Standard & Poor's 500 Stock Index                                33.36%                         25.42%
     Russel1 2000 Small Company Index                                 22.24%                         17.31%


The performance results obtained prior to May 1, 1997 were achieved by the former sub-adviser.

COMPARABLE PUBLIC FUND PERFORMANCE. The Robertson Stephens Diversified Portfolio has a substantially similar investment objective and follows substantially the same investment strategies as The Robertson Stephens Diversified Growth Fund of the Robertson Stephens Mutual Funds, a mutual fund whose shares are sold to the public. The Sub-Adviser for the Robertson Stephens Diversified Growth Portfolio is the investment adviser of The Robertson Stephens Diversified Growth Fund of the Robertson Stephens Mutual Funds.

Set forth below is the historical performance of The Robertson Stephens Diversified Growth Fund. Investors should not consider this performance data as an indication of the future performance of the Robertson Stephens Diversified Growth Portfolio. The performance figures shown below reflect the deduction of the historical fees and expenses paid by The Robertson Stephens Diversified Growth Fund, and not those to be paid by the Portfolio. The figures also do not reflect the deduction of any insurance fees or charges which are imposed by the Life Company in connection with its sale of VA Contracts. Investors should refer to the separate account prospectus describing the VA Contracts for information pertaining to these insurance fees and charges. The insurance separate account fees will have a detrimental effect on the performance of the Portfolio. Additionally, although it is anticipated that the Portfolio and its corresponding public fund series will hold similar securities, their investment results are expected to differ. In particular, differences in asset size and in cash flow resulting from purchases and redemptions of Portfolio shares may result in different security selections, differences in the relative weightings of securities or differences in the price paid for particular portfolio holdings. The results shown reflect the reinvestment of dividends and distributions, and were calculated in the same manner that will be used by the Robertson Stephens Diversified Growth Portfolio to calculate its own performance.

The following table shows the average annualized total return for the one year period ended December 31, 1997 and the period August 1, 1996 (inception date) to December 31, 1997 of an investment in The Robertson Stephens Diversified Growth Fund, as well as a comparison with the Standard & Poor's 500 Composite Stock Price Index, an unmanaged index generally considered to be representative of the stock market and the Russel1 2000 Small Company Index, an unmanaged index of 2000 small company stocks.


Fund                                          One Year          Since Inception
----------------------------------           ---------        ---------------
The Robertson Stephens Diversified            29.55%               39.82%
      Growth Fund
Standard & Poor's 500 Stock Index             33.36%               35.24%
Russell 2000 Small Company Index              22.24%               17.08%



                    TAX STATUS, DIVIDENDS, AND DISTRIBUTIONS

Each Portfolio of the Trust intends to qualify and elect to be treated as a regulated investment company that is taxed under the rules of Subchapter M of the Internal Revenue Code. As such an electing regulated investment company, a Portfolio will not be subject to federal income tax on its net ordinary income and net realized capital gains to the extent that at least 90% of net ordinary income and net short term capital gains are distributed to the separate account of the Life Company which hold its shares. For further information concerning federal income tax consequences for the holders of the VA Contracts of the Life Company, investors should consult the prospectus used in connection with the issuance of their VA Contracts.

Each of the Portfolios will declare and distribute dividends from net ordinary income at least annually and will distribute its net realized capital gains, if any, at least annually. Distributions of ordinary income and capital gains will be made in shares of such Portfolios unless an election is made on behalf of a separate account to receive distributions in cash. The Life Company will be informed at least annually about the amount and character of distributions from the Trust for federal income tax purposes.


                             ADDITIONAL INFORMATION

The Trust was established as a Massachusetts business trust under the laws of Massachusetts by a Declaration of Trust dated January 23, 1995, as amended (the "Declaration of Trust"). Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust contains an express disclaimer of shareholder liability in connection with Trust property or the acts, obligations, or affairs of the Trust. The Declaration of Trust also provides for indemnification out of a Portfolio's property of any shareholder of that Portfolio held personally liable for the claims and liabilities to which a shareholder may become subject by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Portfolio itself would be unable to meet its obligations. A copy of the Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts.

The Trust has an unlimited authorized number of shares of beneficial interest. Shares of the Trust are entitled to one vote per share (with proportional voting for fractional shares) and are freely transferable, and, in liquidation of a Portfolio, shareholders of the Portfolio are entitled to receive pro rata the net assets of the Portfolio. Although no Portfolio is required to hold annual meetings of its shareholders, shareholders have the right to call a meeting to elect or remove Trustees or to take other actions as provided in the Declaration of Trust. Shareholders have no preemptive rights.

The Trust is authorized to subdivide each series (Portfolio) into two or more classes. Currently, shares of the Portfolios are divided into Class A and Class
B. Each class of shares of a Portfolio is entitled to the same rights and privileges as all other classes of the Portfolio, provided however, that each class bears the expenses related to its distribution arrangements, as well as any other expenses attributable to the class and unrelated to managing the Portfolio's portfolio securities. Any matter that affects only the holders of a particular class of shares may be voted on only by such shareholders. Through this Prospectus, the Trust offers Class A shares in the Portfolio. To date, the Trust has never offered its Class B shares for sale.

The Trust's custodian is State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110.


                      BERKELEY U.S. QUALITY BOND PORTFOLIO
                       LPT VARIABLE INSURANCE SERIES TRUST
                            1755 CREEKSIDE OAKS DRIVE
                          SACRAMENTO, CALIFORNIA 95833


                                 CLASS A SHARES


LPT Variable Insurance Series Trust (the "Trust") is an open-end, series management investment company which currently offers shares of beneficial interest of eight series (referred to as the "Portfolios" and individually as the "Portfolio"), each of which has a different investment objective and represents the entire interest in a separate portfolio of investments. THIS PROSPECTUS CONTAINS INFORMATION PERTAINING TO THE BERKELEY U.S. QUALITY BOND PORTFOLIO ONLY. This Portfolio is currently available to the public only through variable annuity contracts ("VA Contracts") issued by London Pacific
Life and  Annuity  Company  ("Life Company").

Please read this Prospectus before investing in the Berkeley U.S. Quality Bond Portfolio and keep it for future reference. The Prospectus contains information about the Berkeley U.S. Quality Bond Portfolio that a prospective investor should know before investing.

A Statement of Additional Information ("SAI") dated May 1, 1998 is available without charge upon request and may be obtained by calling the Life Company at
(800) 852-3152 or by writing to the Life Company's Annuity Service Center, P.O. Box 29564, Raleigh, North Carolina 27626. Some of the discussions contained in this Prospectus refer to the more detailed descriptions contained in the SAI, which is incorporated by reference into this Prospectus and has been filed with the Securities and Exchange Commission.


MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK OR OTHER DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE PURCHASER OF A VA CONTRACT SHOULD READ THIS PROSPECTUS IN CONJUNCTION WITH THE PROSPECTUS FOR HIS OR HER VA CONTRACT.


                          PROSPECTUS DATED MAY 1, 1998


                                TABLE OF CONTENTS
                                                                                              Page
                                                                                              ----
FINANCIAL HIGHLIGHTS.........................................................................   1

INVESTMENT OBJECTIVE AND POLICIES............................................................   2

COMMON TYPES OF SECURITIES AND MANAGEMENT PRACTICES..........................................   3
    Asset Backed Securites...................................................................   3
    Borrowing................................................................................   3
    Lending..................................................................................   3
    Cash Position............................................................................   4
    Fixed Income Securities..................................................................   4
    Foregin Securities.......................................................................   4
    Futures and Options......................................................................   4
    Illiquid Securites.......................................................................   4
    Hybird Instruments.......................................................................   4
    Mortgage - Backed Securites .............................................................   4
    Adjustable Rate Mortgage Securities......................................................   5
    Privately -Issued Mortgage Securities....................................................   5
    Collateralized Mortgage Obligations......................................................   5
    Mortgage Rolls...........................................................................   6
    Portfolio Turnover.......................................................................   6
    Repurchase Agreements and Reverse Repurchase Agreements..................................   6
    Firm commitments and When - Issued Securities............................................   7
    Zero Coupon and Pay-In-Kind Bonds........................................................   7

INVESTMENT RISKS.............................................................................   7
   Foreign Securities........................................................................   7
   Futures, Options and Other Derivative Instruments.........................................   7
   Hybrid Instruments........................................................................   8
   When-Issued Securities....................................................................   8

MANAGEMENT OF THE TRUST......................................................................   8
   Investment Adviser........................................................................   8
   Expense Reimbursement.....................................................................   9
   Sub-Adviser...............................................................................   9
   Sub-Advisory Fees.........................................................................   9

SALES AND REDEMPTIONS........................................................................  10

NET ASSET VALUE..............................................................................  10

PERFORMANCE INFORMATION......................................................................  10
   Performance of the Portfolio..............................................................  11

TAX STATUS, DIVIDENDS, AND DISTRIBUTIONS.....................................................  11

ADDITIONAL INFORMATION.......................................................................  12

APPENDIX A - RATINGS OF INVESTMENTS.......................................................... A-1

                              FINANCIAL HIGHLIGHTS

The following information has been audited by Price Waterhouse LLP, Independent Accountants, whose unqualified report thereon is included in the Annual Report, which is incorporated by reference into the SAI. The Financial Highlights should be read in conjunction with the Financial Statements and Notes thereto included in the Annual Report.



                       LPT VARIABLE INSURANCE SERIES TRUST
                      BERKELEY U.S. QUALITY BOND PORTFOLIO (1)
                              FINANCIAL HIGHLIGHTS
                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                         Year Ended           Period Ended
                                                      December 31, 1997      December 31, 1996*
                                                     ------------------     ------------------

Net asset value, beginning of period                      $  9.81                $  10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)                                    0.58                    0.49
Net realized and unrealized gain (loss) on
  Investments                                                0.34                   (0.25)
                                                          --------                --------
Total from investment operations                             0.92                    0.24
                                                          --------                --------

LESS DISTRIBUTIONS:
Dividends from net investment income                        (0.82)                  (0.43)
Distributions from net realized capital gains               (0.00)                  (0.00)
                                                          --------                --------
Total distributions                                         (0.82)                  (0.43)
                                                          --------                --------

Net asset value, end of period                             $ 9.91                  $ 9.81
                                                          ========                ========

TOTAL RETURN ++                                              9.45%                   2.27%
                                                          ========                ========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
DATA

Net assets, end of period (in 000's)                       $1,082                  $1,553
Ratio of operating expenses to average net
  Assets                                                     0.99%                   0.97%+
Ratio of net investment income to average net
  Assets                                                     5.79%                   5.41%+
Portfolio turnover rate                                    431.63%                 231.03%
Average commission rate per share +++                          N/A                     N/A
Ratio of operating expenses to average net
   Assets before waiver of fees and expense
  Reimbursements                                             5.09%                   5.79%+
Net investment income (loss) per share before
  Waiver of fees and expense reimbursements (a)             $0.17                  $ 0.05

+    Annualized
++ Total return represents aggregate total return for the year ended December 31, 1997 and for the period February 9, 1996 (effective date) to December 31, 1996, respectively. The total return would have been lower if certain expenses had not been reimbursed by London Pacific.
+++ Average commission rate paid per share on equity securities purchased and sold by the Portfolio. Amount excludes mark-ups, mark-downs or spreads paid on shares traded.
(a)  Based on the average of the daily shares outstanding throughout the year.
(1)  Formerly Salomon U.S. Quality Bond Portfolio
* For the period January 31, 1996 (Commencement of Operations) to December 31, 1996

                        See Notes to Financial Statements

                        INVESTMENT OBJECTIVE AND POLICIES


Each Portfolio of the Trust has a different investment objective or objectives which it pursues through separate investment policies. The investment objective of the Berkeley U.S. Quality Bond Portfolio is not fundamental and may be changed without the approval of a majority of the outstanding shares of the Portfolio. All other investment policies or limitations, unless otherwise specifically stated, are non-fundamental and may be changed by the Trustees of the Trust without a vote of the shareholders. There is no assurance that the Portfolio will achieve its objective. A complete list of investment restrictions, including those restrictions which cannot be changed without shareholder approval, is contained in the SAI. United States Treasury Regulations applicable to portfolios that serve as the funding vehicles for variable annuity and variable life insurance contracts generally require that such portfolios invest no more than 55% of the value of their assets in one investment, 70% in two investments, 80% in three investments, and 90% in four investments. The Portfolio intends to comply with the requirements of these Regulations.

In order to comply with regulations which may be issued by the U.S. Treasury, the Trust may be required to limit the availability or change the investment policies of one or more Portfolios or to take steps to liquidate one or more Portfolios. The Trust will not change any fundamental investment policy of a Portfolio without a vote of shareholders of that Portfolio.

Except as otherwise noted herein, if the securities rating of a debt security held by the Portfolio declines below the minimum rating for securities in which the Portfolio may invest, the Portfolio will not be required to dispose of the security, but the Portfolio's Sub-Adviser will consider whether continued investment in the security is consistent with the Portfolio's investment objective.

In implementing its investment objective and policies, the Portfolio uses a variety of instruments, strategies and techniques which are described in more detail in the SAI. With respect to the Portfolio's investment policies, use of the term "primarily" means that, under normal circumstances, at least 65% of such Portfolio's assets will be invested as indicated. A description of the ratings systems used by the following nationally recognized statistical rating organizations ("NRSROs") is contained in Appendix A: Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P"). New instruments, strategies and techniques, however, are evolving continually and the Portfolio reserves authority to invest in or implement them to the extent consistent with its investment objectives and policies. If new instruments, strategies or techniques would involve a material change to the information contained herein, they will not be purchased or implemented until this Prospectus is appropriately supplemented.

The investment objective of the Portfolio is to obtain a high level of current income. It is a diversified Portfolio that seeks to attain its objective by investing primarily in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities including collateralized mortgage obligations backed by such securities. The Portfolio may also invest a portion of its assets in investment grade bonds.

At least 65% of the total assets of the Portfolio will be invested in:

(1)  U.S. Treasury obligations;

(2) obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government which are backed by their own credit and may not be backed by the full faith and credit of the U.S. Government;

(3) mortgage-backed securities guaranteed by the Government National Mortgage Association that are supported by the full faith and credit of the U.S. Government and mortgage-backed securities guaranteed by agencies or instrumentalities of the U.S. Government which are supported by their own credit but not the full faith and credit of the U.S. Government, such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association; and

(4) collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed (i) by the credit alone of the U.S. Government agency or instrumentality which issues or guarantees the mortgage-backed securities, or (ii) by the full faith and credit of the U.S. Government.

Any guarantee of these types of securities in which the Portfolio invests runs only to the principal and interest payments on the securities and not to the market value of such securities or to the principal and interest payments on the underlying mortgages. In addition, the guarantee only runs to the portfolio securities held by the Portfolio and not to the purchase of shares of the Portfolio.

From time to time, a significant portion of the Portfolio's assets may be invested in mortgage-backed securities. The mortgage-backed securities in which the Portfolio invests represent participating interests in pools of fixed rate and adjustable rate residential mortgage loans issued or guaranteed by agencies or instrumentalities of the U.S. Government. Mortgage-backed securities are issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Mortgage-backed securities generally provide monthly payments which are, in effect, a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. Principal prepayments result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages.

The yield of mortgage-backed securities is based upon the prepayment rates of the underlying pool of mortgage loans. Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments will most likely decline. Reinvestment by the Portfolio of scheduled principal payments and unscheduled prepayments may occur at higher or lower rates than the original investment, thus affecting the yield of the Portfolio. Monthly interest payments received by the Portfolio have a compounding effect which will increase the yield to shareholders as compared to debt obligations that pay interest semi-annually.

While the Portfolio seeks a high level of current income, it cannot invest in instruments such as lower grade corporate obligations which offer higher yields but are subject to greater credit risks. The Portfolio will not knowingly invest in a high risk mortgage security. The term "high risk mortgage security" is defined generally as any mortgage security that exhibits significantly greater price volatility than a benchmark security, the Federal National Mortgage Association current coupon 30-year mortgage-backed pass through security. Shares of the Portfolio are neither insured nor guaranteed by the U.S. Government, its agencies or instrumentalities. Neither the issuance by nor the guarantee of a U.S. Government agency for a security constitutes assurance that the security will not significantly fluctuate in value or that the Portfolio will receive the originally anticipated yield on the security.

The Portfolio may also invest up to 35% of its assets in U.S. dollar-denominated securities rated AAA, AA, A or BBB by S&P or Aaa, Aa, A or Baa by Moody's, or if unrated, determined to be of comparable quality to securities in those ratings categories by the Sub-Adviser. The Portfolio may not invest more than 10% of total assets in obligations of foreign issuers. Investments in foreign securities will subject the Portfolio to special considerations related to political, economic and legal conditions outside of the U.S., as discussed under the "Investment Risks" section. These considerations include the possibility of expropriation, nationalization, withholding taxes on income and difficulties in enforcing judgments. Foreign securities may be less liquid and more volatile than comparable U.S. securities.

The  Portfolio  may enter into  repurchase  and reverse  repurchase  agreements, purchase securities on a firm commitment basis, including when-issued securities, and lend portfolio securities. The Portfolio may also enter into mortgage "dollar rolls." For a description of these investment practices and the risks associated with them, see "Common Types of Securities and Management Practices" and "Investment Risks."

               COMMON TYPES OF SECURITIES AND MANAGEMENT PRACTICES

This section takes a detailed look at some of the types of securities the Portfolio may hold in its portfolio and the various kinds of investment practices that may be used in day-to-day portfolio management. The Portfolio's investment program is subject to further restrictions described in the SAI.

ASSET-BACKED SECURITIES. The Portfolio may invest in asset-backed securities. These securities are subject to prepayment risk, that is, the possibility that prepayments on the underlying loans will cause the principal and interest on the asset-backed securities to be paid prior to their stated maturities. The Sub-Adviser will consider estimated prepayment rates in calculating the average weighted maturities of the Portfolio. Unscheduled prepayments are more likely to accelerate during periods of declining long-term interest rates. In the event of a prepayment during a period of declining interest rates, the Portfolio may be required to invest the unanticipated proceeds at a lower interest rate. Prepayments during such periods will also limit the Portfolio's ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.

BORROWING. The Portfolio may borrow money from banks for temporary or emergency purposes and engage in certain transactions, such as reverse repurchase agreements or mortgage "dollar rolls", which may be considered borrowings, in amounts up to 25% of its total assets. To secure borrowings the Portfolio may mortgage or pledge securities in amounts up to 15% of its net assets. Borrowing creates an opportunity for increased return, but, at the same time, creates special risks. For example, borrowing may exaggerate changes in the net asset value of the Portfolio's shares and in the return on the Portfolio's investments. Although the principal of any borrowing will be fixed, the Portfolio's assets may change in value during the time the borrowing is outstanding. The Portfolio may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing, which could affect the Sub-Adviser's strategy and the ability of the Portfolio to comply with certain provisions of the Internal Revenue Code of 1986, as amended (the "Code") in order to provide "pass-through" tax treatment to shareholders. Furthermore, if the Portfolio were to engage in borrowing, an increase in interest rates could reduce the value of the Portfolio's shares by increasing the Portfolio's interest expense.

LENDING. In addition, the Portfolio may from time to time lend portfolio securities to attempt to increase income through the receipt of interest on the loan of portfolio securities. Loans of portfolio securities involve certain risks, including the risk that the Portfolio could experience delays in recovering the securities it lent in the event of the bankruptcy of the borrower. As a fundamental policy, the Portfolio will not lend securities or other assets if, as a result, more than 25% of its total assets would be lent to other parties.

CASH POSITION. The Portfolio may hold a certain portion of its assets in money market securities, including short-term U.S. Government securities, commercial paper, bank obligations and repurchase agreements with a counterparty rated in one of the two highest rating categories by an NRSRO, maturing in one year or less. For temporary, defensive purposes, the Portfolio may invest without limitation in such securities. This reserve position provides flexibility in meeting redemptions, expenses, and the timing of new investments, and serves as a short-term defense during periods of unusual market volatility.

FIXED INCOME SECURITIES. The Portfolio may invest in fixed income securities. Such securities would be purchased in companies which meet the investment criteria for the Portfolio. The market value of fixed-income obligations held by the Portfolio and, consequently, the net asset value per share of the Portfolio can be expected to vary inversely to changes in prevailing interest rates. Investors should also recognize that, in periods of declining interest rates, the yields of the fixed-income Portfolio will tend to be somewhat higher than prevailing market rates and, in periods of rising interest rates, the fixed-income Portfolio's yields will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the Portfolio from the continuous sales of shares will likely be invested in instruments producing lower yields than the balance of the Portfolio's assets, thereby reducing current yields. In periods of rising interest rates, the opposite can be expected to occur. Prices of longer-term securities generally increase or decrease more sharply than those of shorter-term securities in response to interest rate changes. In addition, obligations purchased by the Portfolio that are rated in the lower of the top four ratings (Baa by Moody's or BBB by S&P) are considered to have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-grade securities.

FOREIGN SECURITIES. The Portfolio, subject to its investment restrictions, may invest in foreign securities. Such investments increase the Portfolio's diversification and may enhance return, but they also involve some special risks such as exposure to potentially adverse local political and economic developments; nationalization and exchange controls; potentially lower liquidity and higher volatility; and possible problems arising from accounting,
disclosure,   settlement,   and  regulatory  practices  that  differ  from  U.S.
standards.

FUTURES AND OPTIONS. Futures are often used to manage risk, because they enable the investor to buy or sell an asset in the future at an agreed upon price. Options give the investor the right, but not the obligation, to buy or sell an asset at a predetermined price in the future. The Portfolio may buy and sell futures contracts (and options on such contracts) to manage its exposure to changes in securities prices and as a means of adjusting overall exposure to certain markets. Subject to certain limits described in the SAI, the Portfolio may purchase, sell, or write call and put options on securities and financial indices and may invest in futures contracts on financial indices, including interest rates or an index of U.S. Government securities, foreign government securities or fixed income securities.

Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower the Portfolio's total return; and the potential loss from the use of futures can exceed the Portfolio's initial investment in such contracts. These instruments may also be used for non-hedging purposes such as increasing the Portfolio's income.

ILLIQUID SECURITIES. The Portfolio may invest up to 15% of its net assets in securities that are considered illiquid because of the absence of a readily available market or due to legal or contractual restrictions. However, certain restricted securities that are not registered for sale to the general public but that can be resold to institutional investors ("Rule 144A Securities") may not be considered illiquid, provided that a dealer or institutional trading market exists. The institutional trading market is relatively new and liquidity of the Portfolio's investment could be impaired if trading does not further develop or declines. The Portfolio will determine the liquidity of Rule 144A Securities under guidelines approved by the Trustees.

HYBRID INSTRUMENTS. These instruments can combine the characteristics of securities, futures and options. For example, the principal amount, redemption or conversion terms of a security could be related to the market price of some commodity, currency or securities index. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an investment could be zero. Hybrids can have volatile prices and limited liquidity and their use by the Portfolio may not be successful.

MORTGAGE-BACKED SECURITIES. The yield characteristics of the mortgage-backed securities in which the Portfolio may invest differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if these securities are purchased at a premium, faster than expected prepayments will reduce yield to maturity, while slower than expected prepayments will increase yield to maturity. Conversely, if these securities are purchased at a discount, faster than expected prepayments will increase yield to maturity, while slower than expected prepayments will reduce yield to maturity. Accelerated prepayments on securities purchased at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full. Because of the reinvestment of prepayments of principal at current rates, mortgage-backed securities may be less effective than Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. When interest rates rise, the value and liquidity of mortgage-backed securities may decline sharply and generally will decline more than would be the case with other fixed-income securities; however, when interest rates decline, the value of mortgage-backed securities may not increase as much as other fixed-income securities due to the prepayment feature. Certain market conditions may result in greater than expected volatility in the prices of mortgage-backed securities. For example, in periods of supply and demand imbalances in the market for such securities and/or in periods of sharp interest rate movements, the prices of mortgage-backed securities may fluctuate to a greater extent than would be expected from interest rate movements alone. For a description of multiple class mortgage pass-through securities, see "Collateralized Mortgage Obligations and Multiclass Pass-Through Securities" below.

ADJUSTABLE RATE MORTGAGE SECURITIES. Unlike fixed rate mortgage securities, adjustable rate mortgage securities are collateralized by or represent interests in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. The Portfolio will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of the underlying adjustable rate mortgages to exceed any maximum allowable annual or lifetime reset limits (or "cap rates") for a particular mortgage. In this event, the value of the mortgage securities in the Portfolio would likely decrease. Also, the Portfolio's net asset value could vary to the extent that current yields on adjustable rate mortgage securities are different than market yields during interim periods between coupon reset dates or if the timing of changes to the index upon which the rate for the underlying mortgages is based lags behind changes in market rates. During periods of declining interest rates, income to the Portfolio derived from adjustable rate mortgages which remain in a mortgage pool will decrease in contrast to the income on fixed rate mortgages, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments.

PRIVATELY-ISSUED MORTGAGE SECURITIES. The Portfolio may also purchase mortgage-backed securities issued by private issuers which may entail greater risk than mortgage-backed securities that are guaranteed by the U.S. Government, its agencies or instrumentalities. Privately-issued mortgage securities are issued by private originators of, or investors in, mortgage loans, including mortgage bankers, commercial banks, investment banks, savings and loan associations and special purpose subsidiaries of the foregoing. Since privately-issued mortgage certificates are not guaranteed by an entity having the credit status of GNMA or FHLMC, such securities generally are structured with one or more types of credit enhancement. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches.

The ratings of mortgage securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected. There can be no assurance that the private issuers or credit enhancers of mortgage-backed securities can meet their obligations under the relevant policies or other forms of credit enhancement. Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments sometimes funded from a portion of the payments on the underlying assets are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such security.

COLLATERALIZED MORTGAGE OBLIGATIONS. The Portfolio may invest in collateralized mortgage obligations. Collateralized mortgage obligations or "CMOs" are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mae Certificates, but also may be collateralized by whole loans or private pass-throughs (such collateral collectively hereinafter referred to as "Mortgage Assets"). Multiclass pass-through securities are interests in a trust composed of Mortgage Assets.

Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities. Payments of principal and of interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. CMOs acquired by the Portfolio will be limited to those issued or guaranteed by agencies or instrumentalities of the U.S. Government and, if available in the future, the U.S. Government.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche", is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. The Portfolio has no present intention to invest in CMO residuals. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. Such changes can result in volatility in the market value and in some instances reduced liquidity, of the CMO class.

The Portfolio may also invest in, among others, parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or a final distribution date but may be retired earlier. PAC Bonds are a type of CMO tranche or series designed to provide relatively predictable payments of principal provided that, among other things, the actual prepayment experience on the underlying mortgage loans falls within a predefined range. If the actual prepayment experience on the underlying mortgage loans is at a rate faster or slower than the predefined range or if deviations from other assumptions occur, principal payments on the PAC Bond may be earlier or later than predicted. The magnitude of the predefined range varies from one PAC Bond to another; a narrower range increases the risk that prepayments on the PAC Bond will be greater or smaller than predicted. Because of these features, PAC Bonds generally are less subject to the risks of prepayment than are other types of mortgage-backed securities.

MORTGAGE ROLLS. The Portfolio may enter into mortgage "dollar rolls" in which the Portfolio sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolio foregoes principal and interest paid on the mortgage-backed securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. The Portfolio may only enter into covered rolls involving up to 33% of the Portfolio's assets. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position which matures on or before the forward settlement date of the dollar roll transaction. At the time the Portfolio enters into a mortgage "dollar roll", it will establish a segregated account with its custodian bank in which it will maintain cash, U.S. government securities or other liquid high grade debt obligations equal in value to its obligations in respect of dollar rolls, and accordingly, such dollar rolls will not be considered borrowings. Mortgage dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Portfolio's use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities.

PORTFOLIO TURNOVER. To a limited extent, the Portfolio may engage in short-term transactions if such transactions further its investment objective. The Portfolio may sell one security and simultaneously purchase another of comparable quality or simultaneously purchase and sell the same security to take advantage of short-term differentials in bond yields or otherwise purchase individual securities in anticipation of relatively short-term price gains. The rate of portfolio turnover will not be a determining factor in the purchase and sale of such securities. However, certain tax rules may restrict the Portfolio's ability to sell securities in some circumstances when the security has been held for less than three months. Increased portfolio turnover necessarily results in correspondingly higher costs including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. The portfolio turnover rate for the Portfolio for the year ended December 31, 1997 was 431.63%. (See "Portfolio Turnover" in the SAI.)

REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS. The Portfolio may invest in repurchase or reverse repurchase agreements. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed upon time and price. Repurchase agreements may be characterized as loans which are collateralized by the underlying securities. The Portfolio will enter into repurchase agreements only with respect to obligations that could otherwise be purchased by the Portfolio. The Portfolio will enter into repurchase agreements only with dealers, domestic banks or recognized financial institutions which, in the opinion of the Sub-Adviser based on guidelines established by the Trust's Board of Trustees, are deemed creditworthy. The Sub-Adviser will monitor the value of the securities underlying the repurchase agreement at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the securities always equals or exceeds the repurchase price. The Portfolio requires that additional securities be deposited if the value of the securities purchased decreases below their resale price and does not bear the risk of a decline in the value of the underlying security unless the seller defaults under the repurchase obligation. In the event of default by the seller under the repurchase agreement, the Portfolio could experience losses that include: (i) possible decline in the value of the underlying security during the period which the Portfolio seeks to enforce its rights thereto; (ii) additional expenses to the Portfolio for enforcing those rights; (iii) possible loss of all or part of the income or proceeds of the repurchase agreement; and (iv) possible delay in the disposition of the underlying security pending court action or possible loss of rights in such securities. Repurchase agreements with maturities of more than seven days will be treated as illiquid securities by the Portfolio.

When the Portfolio invests in a reverse repurchase agreement, it sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash, and agrees to buy the security back at a future date and price. Reverse repurchase agreements may be used to provide cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities or to earn additional income on portfolio securities, such as Treasury bills and notes.

FIRM  COMMITMENTS  AND  WHEN-ISSUED  SECURITIES.   The  Portfolio  may  purchase
securities on a firm commitment basis, including when-issued securities. Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. No income accrues to the purchaser of a security on a firm commitment basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. The Portfolio will only make commitments to purchase securities on a firm commitment basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. The Portfolio will establish a segregated account in which it will maintain liquid assets in an amount at least equal in value to the Portfolio's commitments to purchase securities on a firm commitment basis. If the value of these assets declines, the Portfolio will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

ZERO COUPON AND PAY-IN-KIND BONDS. The Portfolio may invest in zero coupon bonds or strips. Zero coupon bonds do not make regular interest payments; rather, they are sold at a discount from face value. Principal and accreted discount (representing interest accrued but not paid) are paid at maturity. Strips are debt securities that are stripped of their interest after the securities are issued, but otherwise are comparable to zero coupon bonds. The market value of strips and zero coupons bonds generally fluctuates in response to changes in interest rates to a greater degree than interest-paying securities of comparable term and quality. The Portfolio may also purchase pay-in-kind bonds. Pay-in-kind bonds pay all or a portion of their interest in the form of debt or equity securities.

                                INVESTMENT RISKS

FOREIGN SECURITIES. Investments in foreign securities, including those of foreign governments, involve risks that are different in some respects from investments in securities of U.S. issuers, such as a heightened risk of adverse political and economic developments and, with respect to certain countries, the possibility of expropriation, nationalization or confiscatory taxation or limitations on the removal of funds or other assets of the Portfolio. Securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. There also may be less publicly available information about foreign issuers than domestic issuers, and foreign issuers generally are not subject to the uniform accounting, auditing and financial reporting standards, practices and requirements applicable to domestic issuers. Certain markets may require payment for securities before delivery. The Portfolio may have limited legal recourse against the issuer in the event of a default on a debt instrument. Delays may be encountered in settling securities transactions in certain foreign markets. Bank custody charges are generally higher for foreign securities.

FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS. The use of futures or options ("derivative instruments") exposes the Portfolio to additional investment risks and transaction costs. If the Sub-Adviser seeks to protect the Portfolio against potential adverse movements in the securities or interest rate markets using these instruments, and such markets do not move in a direction adverse to the Portfolio, the Portfolio could be left in a less favorable position than if such strategies had not been used. Risks inherent in the use of futures, options, forward contracts and swaps include: (1) the risk that interest rates and securities prices will not move in the directions anticipated; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities or interest rates being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; and (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences.

HYBRID INSTRUMENTS. The risks of investing in Hybrid Instruments reflect a combination of the risks of investing in securities, options and futures, including volatility and lack of liquidity. Reference is made to the discussion of futures and options herein for a discussion of these risks. Further, the prices of the Hybrid Instrument and the related commodity may not move in the same direction or at the same time. Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter or in a private transaction between the Portfolio and the seller of the Hybrid Instrument, the creditworthiness of the counter party to the transaction would be a risk factor which the Portfolio would have to consider. Hybrid Instruments also may not be subject to regulation of the Commodity Futures Trading Commission ("CFTC"), which generally regulates the trading of commodity futures by U.S. persons, the SEC (which regulates the offer and sale of securities by and to U.S. persons), or any other governmental regulatory authority.

WHEN-ISSUED SECURITIES. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment take place at a later date. Normally, the settlement date occurs within 90 days of the purchase for a security issued on a when-issued basis, but may be substantially longer for a security issued on a forward basis. During the period between purchase and settlement, no payment is made by the Portfolio to the issuer and no interest accrues to the Portfolio. The purchase of these securities will result in a loss if their value declines prior to the settlement date. This could occur, for example, if interest rates increase prior to settlement. The longer the period between purchase and settlement, the greater the risks. At the time the Portfolio makes the commitment to purchase these securities, it will record the transaction and reflect the value of the security in determining its net asset value. The Portfolio will cover these securities by maintaining cash and/or liquid, high-grade debt securities with its custodian bank equal in value to commitments for them during the time between the purchase and the settlement. Therefore, the longer this period, the longer the period during which alternative investment options are not available to the Portfolio (to the extent of the securities used for cover). Such securities either will mature or, if necessary, be sold on or before the settlement date.

                             MANAGEMENT OF THE TRUST

INVESTMENT ADVISER:

Under an Investment Advisory Agreement dated January 9, 1996 ("Investment Advisory Agreement"), LPIMC Insurance Marketing Services, 1755 Creekside Oaks Drive, Sacramento, CA 95833 (the "Adviser"), manages the investment strategies and policies of the Portfolios and the Trust, subject to the control of the Trustees.

The Adviser is a registered investment adviser organized under the laws of California. The Adviser is a wholly-owned subsidiary of the Life Company.

Under the Investment Advisory Agreement, the Adviser is obligated to formulate a continuing program for the investment of the assets of each Portfolio of the Trust in a manner consistent with each Portfolio's investment objectives, policies and restrictions and to determine from time to time securities to be purchased, sold, retained or lent by the Trust and implement those decisions. The Investment Advisory Agreement also provides that the Adviser shall manage the Trust's business and affairs and shall provide such services required for effective administration of the Trust as are not provided by employees or other agents engaged by the Trust. The Investment Advisory Agreement further provides that the Adviser shall furnish the Trust with office space and necessary personnel, pay ordinary office expenses, pay all executive salaries of the Trust and furnish, without expense to the Trust, the services of such members of its organization as may be duly elected officers or Trustees of the Trust. The Investment Advisory Agreement provides that the Adviser may retain sub-advisers, at the Adviser's own cost and expense, for the purpose of managing the investment of the assets of one or more Portfolios of the Trust.

As full compensation for its services under the Investment Advisory Agreement with respect to the Berkeley U.S. Quality Bond Portfolio, the Trust will pay the Adviser a monthly fee at the following annual rates based on the average daily net assets of the Portfolio.

PORTFOLIO                                            ADVISORY FEE
---------                                            ------------
Berkeley U.S. Quality Bond Portfolio                  .55% of first $50  million of average  daily
                                                     net assets

                                                     .525%  of  next  $100   million  of  average
                                                     daily net assets

                                                     .50% of next $150  million of average  daily
                                                     net assets

                                                     .45% of next $200  million of average  daily
                                                     net assets

                                                     .425% of average  daily net assets  over and
                                                     above $500 million

EXPENSE REIMBURSEMENT. The Life Company has voluntarily agreed through December 31, 1998 to reimburse the Portfolio for certain expenses (excluding brokerage commissions) in excess of 0.99% as to average net assets. The Life Company has reserved the right to withdraw or modify its policy of expense reimbursement for the Portfolio. If expenses were not reimbursed, the ratio of expenses to average net assets, on an annualized basis, would have been 5.09% for the year ended December 31, 1997.

SUB-ADVISER:

The Adviser has engaged the Sub-Adviser for the Portfolio to make investment decisions and place orders. In accordance with the Portfolio's investment objective and policies and under the supervision of the Adviser and the Trust's Board of Trustees, the Portfolio's Sub-Adviser is responsible for the day to day investment management of the Portfolio, makes investment decisions for the Portfolio and places orders on behalf of the Portfolio to effect the investment decisions made as provided in a Sub-Advisory Agreement among the Sub-Adviser, the Adviser and the Trust.


The Sub-Adviser for the Portfolio is Berkeley Capital Management. The Sub-Adviser is an affiliate of the Life Company and the Adviser. The business address of the Sub-Adviser is 650 California Street, San Francisco, California 94108. The Sub-Adviser has been engaged in the investment management business since 1972, and currently manages approximately $1.6 billion in assets for both institutional and retail clients. Its investment management activities include investment in equities (ranging from small capitalization to large capitalization companies), a full range of fixed income securities, and asset allocation strategies. The Sub-Adviser is a wholly-owned subsidiary of the London Pacific Group Limited, a corporation listed on the London Stock Exchange and the NASDAQ market system with a market valuation of approximately $210 million. The London Pacific Group, which manages or administers funds valued at approximately $7.3 billion (including the assets managed by the Sub-Adviser) as of December 31, 1997, maintains offices in Jersey (Channel Islands), Sacramento, Raleigh, San Francisco and San Diego.

The portfolio manager for the Portfolio is William F. Cox who has been a portfolio manager with the Sub-Adviser since 1992. From 1988 to July 1992, he was employed as Manager, Financial Analysis Unit of the Office of Thrift and Supervision.

SUB-ADVISORY FEES. Under the terms of the Sub-Advisory Agreement, the Adviser shall pay to the Sub-Adviser, as full compensation for services rendered under the Sub-Advisory Agreement with respect to the Portfolio, monthly fees at the following annual rates based on the average daily net assets of the Portfolio.

PORTFOLIO                                            SUB-ADVISORY FEE
---------                                            ----------------
Berkeley U.S. Quality Bond Portfolio                  .30% of first $50  million of average  daily
                                                     net assets

                                                     .275%  of  next  $100   million  of  average
                                                     daily net assets

                                                     .25% of next $150  million of average  daily
                                                     net assets

                                                     .20% of next $200  million of average  daily
                                                     net assets

                                                     .175% of average  daily net assets  over and
                                                     above $500 million




                              SALES AND REDEMPTIONS

The Trust sells shares only to the separate accounts of the Life Company as a funding vehicle for the VA Contracts offered by the Life Company. No fee is charged upon the sale or redemption of the Trust's shares. Expenses of the Trust will be passed through to the separate accounts of the Life Company, and therefore, will be ultimately borne by VA Contract owners. In addition, other fees and expenses will be assessed by the Life Company at the separate account level. (See the Prospectus for the VA Contract for a description of all fees and charges relating to the VA Contract.)

The separate account of the Life Company places orders to purchase and redeem shares of the Portfolio based on, among other things, the amount of contributions to be invested and surrender and transfer requests to be effected on that day pursuant to the VA Contracts issued by the Life Company. Orders received by the Trust are effected on days on which the New York Stock Exchange is open for trading, at the net asset value per share next determined after receipt of the order. For orders received before 4:00 p.m. Eastern Standard time, such purchases and redemptions of shares of each Portfolio are effected at the respective net asset values per share determined as of 4:00 p.m. New York time on that day. See "Net Asset Value", below and "Determination of Net Asset Value" in the Trust's SAI. Payment for redemptions will be made within seven days after receipt of a redemption request in good order. No fee is charged the separate account of the Life Company when it redeems Portfolio shares. The Trust may suspend the sale of shares at any time and may refuse any order to purchase shares.

The Trust may suspend the right of redemption of shares of the Portfolio and may postpone payment for any period: (i) during which the New York Stock Exchange is closed other than for customary weekend and holiday closings or during which trading on the New York Stock Exchange is restricted; (ii) when the Securities and Exchange Commission determines that a state of emergency exists which makes the sale of portfolio securities or the determination of net asset value not reasonably practicable; (iii) as the Securities and Exchange Commission may by order permit for the protection of the security holders of the Trust; or (iv) at any time when the Trust may, under applicable laws and regulations, suspend payment on the redemption of its shares.

                                 NET ASSET VALUE

The Portfolio calculates the net asset value of its shares by dividing the total value of its assets (the securities held by the Portfolio, plus any cash or other assets, including interest and dividends accrued but not yet received), less its total liabilities, by the total number of shares outstanding. Shares are valued as of the close of trading on the New York Stock Exchange (usually considered 4:00 p.m. Eastern Time) each day the New York Stock Exchange is open ("Business Days"). Portfolio securities for which market quotations are readily available are stated at market value. Short-term investments that will mature in 60 days or less are valued using amortized cost, which the Trust's Board of Trustees has determined approximates market value. Amortized cost valuation involves valuing a portfolio security initially at its cost, and, thereafter, assuming a constant amortization to maturity of any discount or premium. All other securities and assets are valued at their fair value following procedures approved by the Trust's Board of Trustees. See "Determination of Net Asset Value" in the SAI for a description of the special valuation procedures for options and futures contracts.

Certain Portfolios of the Trust are expected to invest in foreign securities listed on foreign stock exchanges or debt securities of the United States and foreign governments and corporations. Some of these securities trade on days other than Business Days, as defined above.

Because of time zone differences, foreign exchanges and securities markets will usually be closed prior to the time of the closing of the New York Stock Exchange and values of foreign options and foreign securities will be determined as of the earlier closing of such exchanges and securities markets. However, events affecting the values of such foreign securities may occasionally occur between the earlier closing of such exchanges and securities markets and the closing of the New York Stock Exchange which will not be reflected in the computation of the net asset value of the Portfolio. If an event materially affecting the value of such foreign securities occurs during such period of which a Sub-Adviser becomes aware, then such securities will be valued at fair value as determined in good faith, or in accordance with procedures adopted, by the Trust's Board of Trustees.

                             PERFORMANCE INFORMATION

Performance information for the Portfolio may be presented from time to time in advertisements and sales literature. The Portfolio may advertise several types of performance information. These are the "yield," "average annual total return" and "aggregate total return". Each of these figures is based upon historical results and is not necessarily representative of the future performance of the Portfolio.

The yield of the Portfolio's shares is determined by annualizing net investment income earned per share for a stated period (normally one month or thirty days) and dividing the result by the net asset value per share at the end of the valuation period. The average annual total return and aggregate total return figures measure both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of the underlying investments in, the Portfolio's portfolio for the period in question, assuming the reinvestment of all dividends. Thus, these figures reflect the change in the value of an investment in the Portfolio's shares during a specified period. Average annual total return will be quoted for at least the one, five and ten year periods ending on a recent calendar quarter (or if such periods have not yet elapsed, at the end of a shorter period corresponding to the life of the Portfolio). Average annual total return figures are annualized and, therefore, represent the average annual percentage change over the period in question. Total return figures are not annualized and represent the aggregate percentage or dollar value change over the period in question. For more information regarding the computation of yield, average annual total return and aggregate total return, see "Performance Information" in the SAI.

The Portfolio's performance information presented will also include performance information for the Life Company separate accounts investing in the Trust which will take into account insurance-related charges and expenses under such insurance policies and contracts.

Advertisements concerning the Trust may from time to time compare the performance of one or more Portfolios to various indices. Advertisements may also contain the performance rankings assigned the Portfolio or its Sub-Adviser by various publications and statistical services, including, for example, SEI, Lipper Analytical Services Mutual Funds Survey, Lipper Variable Insurance Products Performance Analysis Service, Morningstar, Intersec Research Survey of Non-U.S. Equity Fund Returns, Frank Russell International Universe, Kiplinger's Personal Finance, and Financial Services Week. Any such comparisons or rankings are based on past performance and the statistical computation performed by publications and services, and are not necessarily indications of future performance. Because the Portfolios are managed investment vehicles investing in a wide variety of securities, the securities owned by a Portfolio will not match those making up an index.

PERFORMANCE OF THE PORTFOLIO. The following table shows the average annualized total return for the year ended December 31, 1997 and the fiscal period February 9, 1996 (the effective date of the Trust's Registration Statement) to December 31, 1997 of an investment in the Berkeley U.S. Quality Bond Portfolio, formerly Salomon U.S. Quality Bond Portfolio, as well as a comparison with the Lipper Government Intermediate Fund Index, a non-weighted index of funds investing in intermediate government bonds. The performance figures shown for the Portfolio in the chart below reflect the actual fees and expenses paid by the Portfolio.


                           AVERAGE ANNUAL TOTAL RETURN
                     FOR THE PERIODS ENDED DECEMBER 31, 1997


                                                                                   FEBRUARY 9, 1996 TO
     PORTFOLIO                                      ONE YEAR                       DECEMBER 31, 1997
     ---------                                   ------------------             ------------------------------
     Berkeley U.S. Quality Bond Portfolio            9.45%                                6.14%
      (formerly, Salomon U.S. Quality Bond
       Portfolio)
     Lipper Government Intermediate Fund Index       8.21%                                5.50%


The performance results obtained prior to November 3, 1997 were achieved by the former sub-adviser.

                    TAX STATUS, DIVIDENDS, AND DISTRIBUTIONS

Each Portfolio of the Trust intends to qualify and elect to be treated as a regulated investment company that is taxed under the rules of Subchapter M of the Internal Revenue Code. As such an electing regulated investment company, the Portfolio will not be subject to federal income tax on its net ordinary income and net realized capital gains to the extent that at least 90% of net ordinary income and net short term capital gains are distributed to the separate account of the Life Company which hold its shares. For further information concerning federal income tax consequences for the holders of the VA Contracts of the Life Company, investors should consult the prospectus used in connection with the issuance of their VA Contracts.

The Portfolio will declare and distribute dividends from net ordinary income at least annually and will distribute its net realized capital gains, if any, at least annually. Distributions of ordinary income and capital gains will be made in shares of the Portfolio unless an election is made on behalf of a separate account to receive distributions in cash. The Life Company will be informed at least annually about the amount and character of distributions from the Trust for federal income tax purposes.

                             ADDITIONAL INFORMATION

The Trust was established as a Massachusetts business trust under the laws of Massachusetts by a Declaration of Trust dated January 23, 1995, as amended (the "Declaration of Trust"). Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust contains an express disclaimer of shareholder liability in connection with Trust property or the acts, obligations, or affairs of the Trust. The Declaration of Trust also provides for indemnification out of a Portfolio's property of any shareholder of that Portfolio held personally liable for the claims and liabilities to which a shareholder may become subject by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Portfolio itself would be unable to meet its obligations. A copy of the Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts.

The Trust has an unlimited authorized number of shares of beneficial interest. Shares of the Trust are entitled to one vote per share (with proportional voting for fractional shares) and are freely transferable, and, in liquidation of a Portfolio, shareholders of the Portfolio are entitled to receive pro rata the net assets of the Portfolio. Although no Portfolio is required to hold annual meetings of its shareholders, shareholders have the right to call a meeting to elect or remove Trustees or to take other actions as provided in the Declaration of Trust. Shareholders have no preemptive rights.

The Trust is authorized to subdivide each series (Portfolio) into two or more classes. Currently, shares of the Portfolios are divided into Class A and Class
B. Each class of shares of a Portfolio is entitled to the same rights and privileges as all other classes of the Portfolio, provided however, that each class bears the expenses related to its distribution arrangements, as well as any other expenses attributable to the class and unrelated to managing the Portfolio's portfolio securities. Any matter that affects only the holders of a particular class of shares may be voted on only by such shareholders. Through this Prospectus, the Trust offers Class A shares in the Portfolio. To date, the Trust has never offered its Class B shares for sale.

The Trust's custodian is State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110.

                       APPENDIX A - RATINGS OF INVESTMENTS

COMMERCIAL PAPER RATINGS:

     A-1, A-2 AND PRIME-1, PRIME-2 COMMERCIAL PAPER RATINGS

Commercial paper rated by Standard & Poor's Corporation has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1 or A-2.

The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody's Investors Service, Inc. Among the factors considered by it in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer-acceptance; (4) liquidity; (5) amount and quality of long-term debt;
(6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated Prime-1 or 2.

CORPORATE BONDS:

STANDARD & POOR'S CORPORATION BOND RATINGS

AAA Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issue only in small degree.

A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

                  MOODY'S INVESTORS SERVICE, INC. BOND RATINGS

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long- term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

NOTE: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from "Aa" through "B" in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.





                         BERKELEY MONEY MARKET PORTFOLIO
                       LPT VARIABLE INSURANCE SERIES TRUST
                            1755 CREEKSIDE OAKS DRIVE
                          SACRAMENTO, CALIFORNIA 95833



                                 CLASS A SHARES


LPT Variable Insurance Series Trust (the "Trust") is an open-end, series management investment company which currently offers shares of beneficial interest of eight series (referred to as the "Portfolios" or individually as the "Portfolio"), each of which has a different. investment objective and represents the entire interest in a separate portfolio of investments. THIS PROSPECTUS CONTAINS INFORMATION PERTAINING TO THE BERKELEY MONEY MARKET PORTFOLIO ONLY. This Portfolio is currently available to the public only through variable annuity contracts ("VA Contracts") issued by London Pacific Life and Annuity Company ("Life Company").

Please read this Prospectus before investing in the Berkeley Money Market Portfolio and keep it for future reference. The Prospectus contains information about the Berkeley Money Market Portfolio that a prospective investor should know before investing.

A Statement of Additional Information ("SAI") dated May 1, 1998 available without charge upon request and may be obtained by calling the Life Company at
(800) 852-3152 or by writing to the Life Company's Annuity Service Center, P.O. Box 29564, Raleigh, North Carolina 27626. Some of the discussions contained in this Prospectus refer to the more detailed descriptions contained in the SAI, which is incorporated by reference into this Prospectus and has been filed with the Securities and Exchange Commission.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK OR OTHER DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

PURCHASERS SHOULD BE AWARE THAT AN INVESTMENT IN THE BERKELEY MONEY MARKET PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE BERKELEY MONEY MARKET PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE PURCHASER OF A VA CONTRACT SHOULD READ THIS PROSPECTUS IN CONJUNCTION WITH THE PROSPECTUS FOR HIS OR HER VA CONTRACT.


                          PROSPECTUS DATED MAY 1, 1998


                                TABLE OF CONTENTS
                                                                                                               PAGE
                                                                                                                  ----
FINANCIAL HIGHLIGHTS........................................................................    1

INVESTMENT OBJECTIVE AND POLICIES...........................................................    2

INVESTMENT LIMITATIONS......................................................................    4

ADDITIONAL INVESTMENT ACTIVITIES AND RISK FACTORS...........................................    5
   Bank Obligations.........................................................................    5
   Repurchase Agreements....................................................................    5
   Firm Commitments and When-Issued Securities..............................................    5
   Restricted Securities and Securities with Limited Trading Markets........................    5
   Foreign Securities.......................................................................    5
   Borrowing................................................................................    6
   Portfolio Turnover.......................................................................    6

MANAGEMENT OF THE TRUST.....................................................................    6
   Investment Adviser.......................................................................    6
   Expense Reimbursement....................................................................    7
   Sub-Adviser..............................................................................    7
   Sub-Advisory Fees........................................................................    7

SALES AND REDEMPTIONS.......................................................................    8

NET ASSET VALUE.............................................................................    8

PERFORMANCE INFORMATION.....................................................................    8

TAX STATUS, DIVIDENDS, AND DISTRIBUTIONS....................................................    9

ADDITIONAL INFORMATION......................................................................    9

APPENDIX A - RATINGS OF INVESTMENTS.........................................................  A-1

                              FINANCIAL HIGHLIGHTS

The following information has been audited by Price Waterhouse LLP, Independent Accountants, whose unqualified report thereon is included in the Annual Report, which is incorporated by reference into the SAI. The Financial Highlights should be read in conjunction with the Financial Statements and Notes thereto included in the Annual Report.





                       LPT VARIABLE INSURANCE SERIES TRUST
                         BERKELEY MONEY MARKET PORTFOLIO (1)
                              FINANCIAL HIGHLIGHTS
                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD


                                                       YEAR ENDED                 PERIOD ENDED
                                                    DECEMBER 31, 1997           DECEMBER 31,1996*
                                                   ------------------           ----------------

Net asset value, beginning of period                $       1.00                  $     1.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)                                   0.05                        0.04
Net realized and unrealized gain (loss) on
  Investments                                               0.00                        0.00
                                                    -------------                ------------
Total from investment operations                            0.05                        0.04
                                                    -------------                ------------

LESS DISTRIBUTIONS:
Dividends from net investment income                       (0.05)                      (0.04)
Distributions from net realized capital gains              (0.00)                      (0.00)
                                                    -------------                ------------
Total distributions                                        (0.05)                      (0.04)
                                                    -------------                ------------

Net asset value, end of period                      $       1.00                  $     1.00
                                                    =============                ============

TOTAL RETURN ++                                             4.58%                       3.93%
                                                    =============                ============

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
DATA

Net assets, end of period (in 000's)                $      1,373                  $    1,178
Ratio of operating expenses to average net
  Assets                                                    0.89%                       0.87%+
Ratio of net investment income to average net
  Assets                                                    4.58%                       4.43%+
Portfolio turnover rate                                      N/A                         N/A
Average commission rate per share +++                        N/A                         N/A
Ratio of operating expenses to average net
   Assets before waiver of fees and expense
  Reimbursements                                            4.30%                       6.67%+
Net investment income (loss) per share before
  Waiver of fees and expense reimbursements (a)           $0.01                     ($0.01)

+    Annualized
++ Total return represents aggregate total return for the year ended December 31, 1997 and for the period February 9, 1996 (effective date) to December 31, 1996, respectively. The total return would have been lower if certain expenses had not been reimbursed by London Pacific.
+++ Average commission rate paid per share on equity securities purchased and sold by the Portfolio. Amount excludes mark-ups, mark-downs or spreads paid on shares traded.
(a)  Based on the average of the daily shares outstanding throughout the year.
(1)  Formerly Salomon Money Market Portfolio
* For the period January 31, 1996 (Commencement of Operations) to December 31, 1996

                        See Notes to Financial Statements

                        INVESTMENT OBJECTIVE AND POLICIES


Each Portfolio of the Trust has a different investment objective or objectives which it pursues through separate investment policies. The investment objective of the Berkeley Money Market Portfolio is not fundamental and may be changed without the approval of a majority of the outstanding shares of the Portfolio. All other investment policies or limitations, unless otherwise specifically stated, are non-fundamental and may be changed by the Trustees of the Trust without a vote of the shareholders. There is no assurance that the Portfolio will achieve its objective. A complete list of investment restrictions, including those restrictions which cannot be changed without shareholder approval, is contained in the SAI. United States Treasury Regulations applicable to portfolios that serve as the funding vehicles for variable annuity and variable life insurance contracts generally require that such portfolios invest no more than 55% of the value of their assets in one investment, 70% in two investments, 80% in three investments, and 90% in four investments. The Portfolio intends to comply with the requirements of these Regulations.

In order to comply with regulations which may be issued by the U.S. Treasury, the Trust may be required to limit the availability or change the investment policies of one or more Portfolios or to take steps to liquidate one or more Portfolios. The Trust will not change any fundamental investment policy of a Portfolio without a vote of shareholders of that Portfolio.

Except as otherwise noted herein, if the securities rating of a debt security held by the Portfolio declines below the minimum rating for securities in which the Portfolio may invest, the Portfolio will not be required to dispose of the security, but the Portfolio's Sub-Adviser will consider whether continued investment in the security is consistent with the Portfolio's investment objective.

In implementing its investment objective and policies, the Portfolio uses a variety of instruments, strategies and techniques which are described in more detail in the SAI. A description of the ratings systems used by the following nationally recognized statistical rating organizations ("NRSROs") is contained in Appendix A: Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P"). New instruments, strategies and techniques, however, are evolving continually and the Portfolio reserves authority to invest in or implement them to the extent consistent with its investment objectives and policies. If new instruments, strategies or techniques would involve a material change to the information contained herein, they will not be purchased or implemented until this Prospectus is appropriately supplemented. The investment objective of the Portfolio is to seek as high a level of current income as is consistent with liquidity and the stability of principal. The Portfolio invests in high-quality, short-term U.S. dollar-denominated money market instruments which are deemed to mature in thirteen months or less, and is managed so that the average portfolio maturity of all portfolio instruments (on a dollar-weighted basis) will not exceed 90 days. The Portfolio will be "diversified" within the meaning of the Investment Company Act of 1940 ("1940 Act"), and will seek to maintain a stable net asset value of $1.00 per share.

The types of obligations in which the Portfolio may invest include the following:

- Securities issued or guaranteed by the U.S. Government or by agencies or instrumentalities thereof;

-    Obligations   issued  or  guaranteed  by  U.S.  and  foreign  banks  ("Bank
     Obligations");

-    Commercial paper;

-    Corporate debt obligations, including variable rate obligations;

-    Short-term credit facilities;

-    Asset-backed securities; and

-    Other money market instruments;

The Portfolio will limit its portfolio investments to securities that are determined by the Sub-Adviser to present minimal credit risks pursuant to guidelines established by the Portfolio's Board of Trustees and which are "Eligible Securities" at the time of acquisition by the Portfolio. The term "Eligible Securities" includes securities rated by the "Requisite NRSROs" in one of the two highest short-term rating categories, securities of issuers that have received such ratings with respect to other short-term debt securities and comparable unrated securities. "Requisite NRSROs" means (a) any two NRSROs that have issued a rating with respect to a security or class of debt obligations of an issuer, or (b) one NRSRO, if only one NRSRO has issued such a rating at the time that the Portfolio acquires the security. The Portfolio may not invest more than 5% of its total assets in Eligible Securities that have not received the highest rating from the Requisite NRSROs and comparable unrated securities ("Second Tier Securities") and may not invest more than the greater of 1% of its total assets or $1 million in the Second Tier Securities of any one issuer.

The Portfolio may also enter into repurchase agreements with respect to the obligations identified above. While the maturity of the underlying securities in a repurchase agreement transaction may be more than thirteen months, the term of the repurchase agreement will always be less than thirteen months. For a description of repurchase agreements and their associated risks, see "Additional Investment Activities and Risk Factors - Repurchase Agreements."

Securities issued or guaranteed by the U.S. Government or by its agencies or instrumentalities include obligations of several kinds. Such securities in general include a wide variety of U.S. Treasury obligations consisting of bills, notes and bonds, which principally differ only in their interest rates, maturities and times of issuance. Securities issued or guaranteed by U.S. Government agencies and instrumentalities are debt securities issued by agencies or instrumentalities established or sponsored by the U.S. Government and may be backed only by the credit of the issuing agency or instrumentality. The Portfolio will invest in such obligations only where the Sub-Adviser is satisfied that the credit risk with respect to the issuer is minimal.

Bank Obligations that may be purchased by the Portfolio include certificates of deposit, commercial paper, bankers' acceptances and fixed time deposits. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. For a discussion of the risks associated with investing in bank obligations, see "Additional Investment Activities and Risk Factors - Bank Obligations."

The Portfolio's investments in corporate debt securities will consist of non-convertible corporate debt securities such as bonds and debentures of domestic issuers that have thirteen months or less remaining to maturity.

The Portfolio may invest in U.S. dollar-denominated securities of non-U.S. issuers, including obligations of non-U.S. banks or non-U.S. branches of U.S. banks and commercial paper and other corporate debt securities of non-U.S. issuers, where the Sub-Adviser deems the instrument to present minimal credit risks. Investments in non-U.S. banks and non-U.S. issuers present certain risks. See "Additional Investment Activities and Risk Factors - Foreign Securities."

The Portfolio may also invest in high quality, short-term municipal obligations that carry yields that are competitive with those of other types of money market instruments in which the Portfolio may invest.

The Portfolio may invest in floating and variable rate obligations with stated maturities in excess of thirteen months upon compliance with certain conditions contained in Rule 2a-7 promulgated under the 1940 Act, in which case such obligations will be treated, in accordance with Rule 2a-7, as having maturities not exceeding thirteen months. Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, and at specified intervals. Certain of the floating or variable rate obligations that may be purchased by the Portfolio may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. Such obligations include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. The Portfolio will limit its purchases of floating and variable rate obligations to those of the same quality as it otherwise is allowed to purchase. The Sub-Adviser will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

The Portfolio may also invest in variable amount master demand notes. A variable amount master demand note differs from ordinary commercial paper in that it is issued pursuant to a written agreement between the issuer and the holder, its amount may from time to time be increased by the holder (subject to an agreed maximum) or decreased by the holder or the issuer, it is payable on demand, the rate of interest payable on it varies with an agreed formula and it is not typically rated by a rating agency.

The Portfolio may enter into, or acquire participations in, short-term borrowing arrangements with corporations, consisting of either a short-term revolving credit facility or a master note agreement payable upon demand. Under these arrangements, the borrower may reborrow funds during the term of the facility. The Portfolio treats any commitment to provide such advances as a standby commitment to purchase the borrower's notes.

The Portfolio may also purchase asset-backed securities. Asset-backed securities represent defined interests in an underlying pool of assets. Such securities may be issued as pass-through certificates, which represent undivided fractional interests in the underlying pool of assets.

Alternatively, asset-backed securities may be issued as interests, generally in the form of debt securities, in a special purpose entity organized solely for the purpose of owning the underlying assets and issuing such securities. In the latter case, such securities are secured by and payable from a stream of payments generated by the underlying assets. The assets underlying asset-backed securities are often a pool of assets similar to one another, such as motor vehicle receivables or credit card receivables. Alternatively, the underlying assets may be particular types of securities, various contractual rights to receive payments and/or other types of assets. Asset-backed securities frequently carry credit protection in the form of extra collateral, subordinate certificates, cash reserve accounts, letters of credit or other enhancements. Any asset-backed securities held by the Portfolio must comply with its portfolio maturity and credit quality requirements.

Among the municipal obligations that the Portfolio may invest in are participation certificates in a lease, an installment purchase contract or a conditional sales contract (hereinafter collectively called "lease obligations") entered into by a State or a political subdivision to finance the acquisition or construction of equipment, land or facilities. Although lease obligations do not constitute general obligations of the issuer for which the lessee's unlimited taxing power is pledged, a lease obligation is frequently backed by the lessee's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "nonappropriation" clauses which provide that the lessee has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. These securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional securities. Certain investments in lease obligations may be illiquid. The Portfolio may not invest in illiquid lease obligations if such investments, together with all other illiquid investments, would exceed 10% of the Portfolio's net assets. The Portfolio may, however, invest without regard to such limitations in lease obligations which the Sub-Adviser, pursuant to guidelines which have been adopted by the Board of Trustees and subject to the supervision of the Board, determines to be liquid.

The Portfolio may purchase securities on a firm commitment basis, including when-issued securities. See "Additional Investment Activities and Risk Factors - Firm Commitments and When-Issued Securities" for a description of such securities and their associated risks.

The foregoing investment policies and activities are not fundamental and may be changed by the Board of Trustees of the Trust without the approval of shareholders.

                             INVESTMENT LIMITATIONS

The following investment restrictions and those described in the SAI are fundamental policies applicable to the Portfolio which may be changed only when permitted by law and approved by the holders of a majority of the Portfolio's outstanding voting securities, as defined in the 1940 Act. Except for the investment restrictions set forth below and in the SAI, the other policies and percentage limitations referred to in this Prospectus and in the SAI are not fundamental policies of the Portfolio and may be changed by the Board of Trustees of the Trust without shareholder approval.

If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

The Portfolio may not:

(1) purchase the securities of any one issuer, other than the U.S. Government, its agencies or instrumentalities, if immediately after such purchase, more than 5% of the value of the Portfolio's total assets would be invested in such issuer; provided, however, that such 5% limitation shall not apply to repurchase agreements collateralized by obligations of the U.S. Government, its agencies or instrumentalities; and provided, further, that the Portfolio may invest more than 5% (but no more than 25%) of the value of the Portfolio's total assets in the securities of a single issuer;

(2) borrow money except as a temporary measure from banks for extraordinary or emergency purposes, and in no event in excess of 15% of the value of its total assets, except that for the purpose of this restriction, short-term credits necessary for settlement of securities transactions are not considered borrowings (the Portfolio will not purchase any securities at any time while such borrowings exceed 5% of the value of its total assets);

(3) invest more than 10% of the value of its net assets in securities which are illiquid, including repurchase agreements having notice periods of more than seven days, fixed time deposits subject to withdrawal penalties and having notice periods of more than seven days and receivables-backed obligations and variable amount master demand notes that are not readily saleable in the secondary market and with respect to which principal and interest may not be received within seven days.

(4) pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 20% of the value of its total assets, and then only to secure borrowings permitted by (2) above.

With respect to investment limitation (1), the Portfolio intends (as a matter of non-fundamental policy) to limit investments in the securities of any single issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) to not more than 5% of the Portfolio's total assets at the time of purchase, provided that the Portfolio may invest up to 25% of its total assets in the securities of a single issuer for a period of up to three business days.

                ADDITIONAL INVESTMENT ACTIVITIES AND RISK FACTORS

BANK OBLIGATIONS. Banks are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations.

Investors should also be aware that securities issued or guaranteed by foreign banks, foreign branches of U.S. banks, and foreign government and private issuers may involve investment risks in addition to those relating to domestic obligations. See "Foreign Securities" below. The Portfolio will not purchase bank obligations which the Sub-Adviser believes, at the time of purchase, will be subject to exchange controls or foreign withholding taxes; however, there can be no assurance that such laws may not become applicable to certain of the Portfolio's investments. In the event unforeseen exchange controls or foreign withholding taxes are imposed with respect to the Portfolio's investments, the effect may be to reduce the income received by the Portfolio on such investments.

REPURCHASE AGREEMENTS. The Portfolio may enter into repurchase agreements for cash management purposes. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed upon time and price. Repurchase agreements may be characterized as loans which are collateralized by the underlying securities. The Portfolio will enter into repurchase agreements only with respect to obligations that could otherwise be purchased by the Portfolio. The Portfolio will enter into repurchase agreements only with dealers, domestic banks or recognized financial institutions which, in the opinion of the Sub-Adviser based on guidelines established by the Trust's Board of Trustees, are deemed creditworthy. The Sub-Adviser will monitor the value of the securities underlying the repurchase agreement at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the securities always equals or exceeds the repurchase price. The Portfolio requires that additional securities be deposited if the value of the securities purchased decreases below their resale price and does not bear the risk of a decline in the value of the underlying security unless the seller defaults under the repurchase obligation. In the event of default by the seller under the repurchase agreement, the Portfolio could experience losses that include: (i) possible decline in the value of the underlying security during the period which the Portfolio seeks to enforce its rights thereto; (ii) additional expenses to the Portfolio for enforcing those rights; (iii) possible loss of all or part of the income or proceeds of the repurchase agreement; and
(iv) possible delay in the disposition of the underlying security pending court action or possible loss of rights in such securities. Repurchase agreements with maturities of more than seven days will be treated as illiquid securities by the Portfolio.

FIRM  COMMITMENTS  AND  WHEN-ISSUED  SECURITIES.   The  Portfolio  may  purchase
securities on a firm commitment basis, including when-issued securities. Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. No income accrues to the purchaser of a security on a firm commitment basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. The Portfolio will only make commitments to purchase securities on a firm commitment basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. The Portfolio will establish a segregated account in which it will maintain liquid assets in an amount at least equal in value to the Portfolio's commitments to purchase securities on a firm commitment basis. If the value of these assets declines, the Portfolio will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

RESTRICTED SECURITIES AND SECURITIES WITH LIMITED TRADING MARKETS. The Portfolio may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. Investments in securities which are "restricted" may involve added expenses to the Portfolio should the Portfolio be required to bear registration costs with respect to such securities and could involve delays in disposing of such securities which might have an adverse effect upon the price and timing of sales of such securities and the liquidity of the Portfolio with respect to redemptions. Restricted securities and securities for which there is a limited trading market may be significantly more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in such securities may have an adverse impact on net asset value.

FOREIGN SECURITIES. Investors should recognize that investing in the securities of foreign issuers involves special considerations which are not typically associated with investing in the securities of U.S. issuers. Investments in securities of foreign issuers may involve risks arising from restrictions on foreign investment and repatriation of capital, from differences between U.S. and foreign securities markets, including less volume, much greater price volatility in and relative illiquidity of foreign securities markets, different trading and settlement practices and less governmental supervision and regulation, from changes in currency exchange rates, from high and volatile rates of inflation, from economic, social and political conditions and, as with domestic multinational corporations, from fluctuating interest rates. Other investment risks include the possible imposition of foreign withholding taxes on certain amounts of the Portfolio's income, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls, expropriation, confiscatory taxation, other foreign governmental laws or restrictions which might affect adversely payments due on securities held by the Portfolio, the lack of extensive operating experience of eligible foreign subcustodians and legal limitations on the ability of the Portfolio to recover assets held in custody by a foreign subcustodian in the event of the subcustodian's bankruptcy. In addition, there may be less publicly-available information about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers. Finally, in the event of a default in any such foreign obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of such obligations.

BORROWING. The Portfolio may borrow in certain limited circumstances. See "Investment Limitations." Borrowing creates an opportunity for increased return, but, at the same time, creates special risks. For example, borrowing may exaggerate changes in the net asset value of the Portfolio's shares and in the return on the Portfolio's investments. Although the principal of any borrowing will be fixed, the Portfolio's assets may change in value during the time the borrowing is outstanding. The Portfolio may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing, which could affect the Sub-Adviser's strategy and the ability of the Portfolio to comply with certain provisions of the Internal Revenue Code of 1986, as amended (the "Code") in order to provide "pass-through" tax treatment to shareholders. Furthermore, if the Portfolio were to engage in borrowing, an increase in interest rates could increase the Portfolio's interest expense.

PORTFOLIO TURNOVER. Purchases and sales of portfolio securities may be made as considered advisable by the Portfolio's Sub-Adviser in the best interests of the shareholders. The Portfolio intends to limit portfolio trading to the extent practicable and consistent with its investment objectives. The Portfolio's portfolio turnover rate may vary from year to year, as well as within a year.

The Sub-Adviser seeks to enhance the Portfolio's yield by taking advantage of yield disparities or other factors that occur in the money market. For example, market conditions frequently result in similar securities trading at different prices. The Portfolio may dispose of any portfolio security prior to its maturity if such disposition and reinvestment of the proceeds are expected to enhance yield consistent with the Sub-Adviser's judgment as to a desirable portfolio maturity structure or if such disposition is believed to be advisable due to other circumstances or considerations. Subsequent to its purchase, a portfolio security may be assigned a lower rating or cease to be rated. Such an event would not require the disposition of the instrument, but the Sub-Adviser will consider such an event in determining whether the Portfolio should continue to hold the security. The policy of the Portfolio regarding dispositions of portfolio securities and its policy of investing in securities deemed to have maturities of thirteen months or less will result in high portfolio turnover. A higher rate of portfolio turnover results in increased transaction costs to the Portfolio in the form of dealer spreads.

                             MANAGEMENT OF THE TRUST

INVESTMENT ADVISER:

Under an Investment Advisory Agreement dated January 9, 1996 ("Investment Advisory Agreement"), LPIMC Insurance Marketing Services, 1755 Creekside Oaks Drive, Sacramento, CA 95833 (the "Adviser"), manages the investment strategies and policies of the Portfolios and the Trust, subject to the control of the Trustees.

The Adviser is a registered investment adviser organized under the laws of California. The Adviser is a wholly-owned subsidiary of the Life Company.

Under the Investment Advisory Agreement, the Adviser is obligated to formulate a continuing program for the investment of the assets of each Portfolio of the Trust in a manner consistent with each Portfolio's investment objectives, policies and restrictions and to determine from time to time securities to be purchased, sold, retained or lent by the Trust and implement those decisions. The Investment Advisory Agreement also provides that the Adviser shall manage the Trust's business and affairs and shall provide such services required for effective administration of the Trust as are not provided by employees or other agents engaged by the Trust. The Investment Advisory Agreement further provides that the Adviser shall furnish the Trust with office space and necessary personnel, pay ordinary office expenses, pay all executive salaries of the Trust and furnish, without expense to the Trust, the services of such members of its organization as may be duly elected officers or Trustees of the Trust. The Investment Advisory Agreement provides that the Adviser may retain sub-advisers, at the Adviser's own cost and expense, for the purpose of managing the investment of the assets of one or more Portfolios of the Trust.


As full compensation for its services under the Investment Advisory Agreement with respect to the Berkeley Money Market Portfolio, the Trust will pay the Adviser a monthly fee at the following annual rates based on the average daily net assets of the Portfolio.



PORTFOLIO                                            ADVISORY FEE
---------                                            ------------
Berkeley Money Market Portfolio                       .45% of first $50  million of average  daily
                                                     net assets

                                                     .425%  of  next  $100   million  of  average
                                                     daily net assets

                                                     .40% of next $150  million of average  daily
                                                     net assets

                                                     .35% of next $200  million of average  daily
                                                     net assets

                                                     .325% of average  daily net assets  over and
                                                     above $500 million


EXPENSE REIMBURSEMENT. The Life Company has voluntarily agreed through December 31, 1998 to reimburse the Portfolio for certain expenses (excluding brokerage commissions) in excess of 0.89% as to average net assets. The Life Company has reserved the right to withdraw or modify its policy of expense reimbursement for the Portfolio. If expenses were not reimbursed, the ratio of expenses to average net assets, on an annualized basis, would have been 4.30% for the year ended December 31, 1997.

SUB-ADVISER:

The Adviser has engaged the Sub-Adviser for the Portfolio to make investment decisions and place orders. In accordance with the Portfolio's investment objective and policies and under the supervision of the Adviser and the Trust's Board of Trustees, the Portfolio's Sub-Adviser is responsible for the day-to-day investment management of the Portfolio, makes investment decisions for the Portfolio and places orders on behalf of the Portfolio to effect the investment decisions made as provided in a Sub-Advisory Agreement among the Sub-Adviser, the Adviser and the Trust.

The Sub-Adviser for the Portfolio is Berkeley Capital Management. The Sub-Adviser is an affiliate of the Life Company and the Adviser. The business address of the Sub-Adviser is 650 California Street, San Francisco, California 94108. The Sub-Adviser has been engaged in the investment management business since 1972, and currently manages approximately $1.6 billion in assets for both institutional and retail clients. Its investment management activities include investment in equities (ranging from small capitalization to large capitalization companies), a full range of fixed income securities, and asset allocation strategies. The Sub-Adviser is a wholly-owned subsidiary of the London Pacific Group Limited, a corporation listed on the London Stock Exchange and the NASDAQ market system with a market valuation of approximately $210 million. The London Pacific Group, which manages or administers funds valued at approximately $7.3 billion (including the assets managed by Berkeley) as of December 31, 1997, maintains offices in Jersey (Channel Islands), Sacramento, Raleigh, San Francisco and San Diego.

The portfolio manager for the Portfolio is William F. Cox who has been a portfolio manager with the Sub-Adviser since 1992. From 1988 to July 1992, he was employed as Manager, Financial Analysis Unit of the Office of Thrift and Supervision.

SUB-ADVISORY FEES. Under the terms of the Sub-Advisory Agreement, the Adviser shall pay to the Sub-Adviser, as full compensation for services rendered under the Sub-Advisory Agreement with respect to the Portfolio, monthly fees at the following annual rates based on the average daily net assets of the Portfolio.


PORTFOLIO                                            SUB-ADVISORY FEE
---------                                            ----------------
Berkeley Money Market Portfolio                       .20% of first $50  million of average  daily
                                                     net assets

                                                     .175%  of  next  $100   million  of  average
                                                     daily net assets

                                                     .15% of next $150  million of average  daily
                                                     net assets

                                                     .10% of next $200  million of average  daily
                                                     net assets

                                                     .075% of average  daily net assets  over and
                                                     above $500 million


                              SALES AND REDEMPTIONS

The Trust sells shares only to the separate accounts of the Life Company as a funding vehicle for the VA Contracts offered by the Life Company. No fee is charged upon the sale or redemption of the Trust's shares. Expenses of the Trust will be passed through to the separate accounts of the Life Company, and therefore, will be ultimately borne by VA Contract owners. In addition, other fees and expenses will be assessed by the Life Company at the separate account level. (See the Prospectus for the VA Contract for a description of all fees and charges relating to the VA Contract.)

The separate account of the Life Company places orders to purchase and redeem shares of each Portfolio based on, among other things, the amount of contributions to be invested and surrender and transfer requests to be effected on that day pursuant to the VA Contracts issued by the Life Company. Orders received by the Trust are effected on days on which the New York Stock Exchange is open for trading, at the net asset value per share next determined after receipt of the order. For orders received before 4:00 p.m. Eastern Standard time, such purchases and redemptions of shares of each Portfolio are effected at the respective net asset values per share determined as of 4:00 p.m. New York time on that day. See "Net Asset Value", below and "Determination of Net Asset Value" in the Trust's SAI. Payment for redemptions will be made within seven days after receipt of a redemption request in good order. No fee is charged the separate account of the Life Company when it redeems Portfolio shares. The Trust may suspend the sale of shares at any time and may refuse any order to purchase shares.

The Trust may suspend the right of redemption of shares of the Portfolio and may postpone payment for any period: (i) during which the New York Stock Exchange is closed other than for customary weekend and holiday closings or during which trading on the New York Stock Exchange is restricted; (ii) when the Securities and Exchange Commission determines that a state of emergency exists which makes the sale of portfolio securities or the determination of net asset value not reasonably practicable; (iii) as the Securities and Exchange Commission may by order permit for the protection of the security holders of the Trust; or (iv) at any time when the Trust may, under applicable laws and regulations, suspend payment on the redemption of its shares.

                                 NET ASSET VALUE

The Portfolio calculates the net asset value of its shares by dividing the total value of its assets (the securities held by the Portfolio, plus any cash or other assets, including interest and dividends accrued but not yet received), less its total liabilities, by the total number of shares outstanding. Shares are valued as of 12:00 noon (Eastern Time) each day the New York Stock Exchange is open. The Portfolio uses the amortized cost method to value its portfolio securities and seeks to maintain a stable net asset value of $1.00 per share. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. See the SAI for a more complete description of the amortized cost method.

                             PERFORMANCE INFORMATION


From time to time the Berkeley Money Market Portfolio may make available information as to its "yield" and "effective yield." The "yield" of the Berkeley Money Market Portfolio refers to the income generated by an investment in the Portfolio over a seven-day period. This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Berkeley Money Market Portfolio is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.


Any Portfolio performance information presented will also include performance information for the Life Company separate accounts investing in the Trust which will take into account insurance-related charges and expenses under such insurance policies and contracts.

Advertisements concerning the Trust may from time to time compare the performance of the Portfolio to various indices. Advertisements may also contain the performance rankings assigned the Portfolio or its Sub-Adviser by various publications and statistical services, including, for example, SEI, Lipper Analytical Services Mutual Funds Survey, Lipper Variable Insurance Products Performance Analysis Service, Morningstar, Intersec Research Survey of Non-U.S. Equity Fund Returns, Frank Russell International Universe, Kiplinger's Personal Finance, and Financial Services Week. Any such comparisons or rankings are based on past performance and the statistical computation performed by publications and services, and are not necessarily indications of future performance. Because the Portfolio is a managed investment vehicle investing in a wide variety of securities, the securities owned by the Portfolio will not match those making up an index.

                    TAX STATUS, DIVIDENDS, AND DISTRIBUTIONS

The Portfolio intends to qualify and elect to be treated as a regulated investment company that is taxed under the rules of Subchapter M of the Internal Revenue Code. As such an electing regulated investment company, the Portfolio will not be subject to federal income tax on its net ordinary income and net realized capital gains to the extent that at least 90% of net ordinary income and net short term capital gains are distributed to the separate account of the Life Company which holds its shares. For further information concerning federal income tax consequences for the holders of the VA Contracts of the Life Company, investors should consult the prospectus used in connection with the issuance of their VA Contracts.

The Portfolio intends to declare as a dividend substantially all of its net investment income at the close of each business day to the Portfolio's shareholders of record at 12:00 noon (Eastern Time) on that day, and will pay such dividends monthly. Net realized short-term capital gains of the Portfolio, if any, will be distributed whenever the Trustees determine that such distributions would be in the best interest of shareholders, but in any event at least once a year. The Portfolio does not expect to realize any long-term capital gains. Distributions of ordinary income and capital gains will be made in shares of the Portfolio unless an election is made on behalf of a separate account to receive distributions in cash. The Life Company will be informed at least annually about the amount and character of distributions from the Trust for federal income tax purposes.

                             ADDITIONAL INFORMATION

The Trust was established as a Massachusetts business trust under the laws of Massachusetts by a Declaration of Trust dated January 23, 1995, as amended (the "Declaration of Trust"). Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust contains an express disclaimer of shareholder liability in connection with Trust property or the acts, obligations, or affairs of the Trust. The Declaration of Trust also provides for indemnification out of a Portfolio's property of any shareholder of that Portfolio held personally liable for the claims and liabilities to which a shareholder may become subject by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Portfolio itself would be unable to meet its obligations. A copy of the Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts.

The Trust has an unlimited authorized number of shares of beneficial interest. Shares of the Trust are entitled to one vote per share (with proportional voting for fractional shares) and are freely transferable, and, in liquidation of a Portfolio, shareholders of the Portfolio are entitled to receive pro rata the net assets of the Portfolio. Although no Portfolio is required to hold annual meetings of its shareholders, shareholders have the right to call a meeting to elect or remove Trustees or to take other actions as provided in the Declaration of Trust. Shareholders have no preemptive rights.

The Trust is authorized to subdivide each series (Portfolio) into two or more classes. Currently, shares of the Portfolios are divided into Class A and Class
B. Each class of shares of a Portfolio is entitled to the same rights and privileges as all other classes of the Portfolio, provided however, that each class bears the expenses related to its distribution arrangements, as well as any other expenses attributable to the class and unrelated to managing the Portfolio's portfolio securities. Any matter that affects only the holders of a particular class of shares may be voted on only by such shareholders. Through this Prospectus, the Trust offers Class A shares in the Portfolio. To date, the Trust has never offered Class B shares for sale.

The Trust's custodian is State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110.

                       APPENDIX A - RATINGS OF INVESTMENTS

COMMERCIAL PAPER RATINGS

MOODY'S INVESTORS SERVICE'S COMMERCIAL PAPER RATINGS:

     PRIME-1 - Issuers (or related supporting institutions) rated "Prime-1"
               have a superior ability for repayment of senior short-term debt obligations. "Prime-1" repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

     PRIME-2 - Issuers (or related supporting institutions) rated "Prime-2"
               have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

STANDARD & POOR'S RATINGS GROUP COMMERCIAL PAPER RATINGS:

A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. The two highest categories are as follows:

A-1 - This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2  -  Capacity  for  timely  payment  on  issues  with  this   designation  is
     satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

MOODY'S RATINGS OF STATE AND MUNICIPAL NOTES:

 MIG-1/VMIG-1   - Notes rated  MIG-1/VMIG-1 are of the best quality.  There is present strong protection by established cash flows, superior liquidity support or broad-based access to the market for refinancing.

 MIG-2/VMIG-2   - Notes  which are  rated  MIG-2/VMIG-2  are of high  quality.
                  Margins of protection are ample though not so large as in the preceding group.

STANDARD & POOR'S RATINGS OF STATE AND MUNICIPAL NOTES:

         SP-1 -   Notes  which  are rated  SP-1  have a very  strong or strong
                  capacity  to  pay  principal   and   interest.   Those  issues
                  determined to possess overwhelming safety characteristics will be given a plus (+) designation.

         SP-2 - Notes which are rated SP-2 have a satisfactory capacity to pay principal and interest.

FITCH SHORT-TERM RATINGS:

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner. Fitch's short-term ratings are as follows:

         F-1+   - Issues  assigned  this  rating  are  regarded  as having the strongest degree of assurance for timely payment.

          F-1   - Issues  assigned this rating  reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

          F-2   - Issues  assigned this rating have a  satisfactory  degree of assurance for timely payment but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

          LOC - The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.





                        HARRIS ASSOCIATES VALUE PORTFOLIO
                       LPT VARIABLE INSURANCE SERIES TRUST
                            1755 CREEKSIDE OAKS DRIVE
                          SACRAMENTO, CALIFORNIA 95833

                                 CLASS A SHARES


LPT Variable Insurance Series Trust (the "Trust") is an open-end, series management investment company which currently offers shares of beneficial interest of eight series (referred to as the "Portfolios" or individually as the "Portfolio"), each of which has a different investment objective and represents the entire interest in a separate portfolio of investments. THIS PROSPECTUS CONTAINS INFORMATION PERTAINING TO THE HARRIS ASSOCIATES VALUE PORTFOLIO ONLY. This Portfolio is currently available to the public only through variable annuity contracts ("VA Contracts") issued by London Pacific Life and Annuity Company ("Life Company").

Please read this Prospectus carefully before investing in the Harris Associates Value Portfolio and keep it for future reference. The Prospectus contains information about the Harris Associates Value Portfolio that a prospective investor should know before investing.

A Statement of Additional Information ("SAI") dated May 1, 1998, is available without charge upon request and may be obtained by calling the Life Company at (800) 852-3152 or by writing to the Life Company's Annuity Service Center, P.O. Box 29564, Raleigh, North Carolina 27626. Some of the discussions contained in this Prospectus refer to the more detailed descriptions contained in the SAI, which is incorporated by reference into this Prospectus and has been filed with the Securities and Exchange Commission.


MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK OR OTHER DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE PURCHASER OF A VA CONTRACT SHOULD READ THIS PROSPECTUS IN CONJUNCTION WITH THE PROSPECTUS FOR HIS OR HER VA CONTRACT.


















                           PROSPECTUS DATED MAY 1, 1998


                                TABLE OF CONTENTS

                                                                                                              PAGE
                                                                                                              ----
              FINANCIAL HIGHLIGHTS............................................................................    1

              INVESTMENT OBJECTIVE AND POLICIES...............................................................    2

              INVESTMENT TECHNIQUES...........................................................................    2
                  Equity Securities...........................................................................    2
                  Debt Securities.............................................................................    3
                  Short Sales.................................................................................    3
                  Currency Exchange Transactions.............................................................    3
                  Other Investment Companies..................................................................    3
                  When - Issued and Forward Commitment Securities.............................................    3
                  Private Placements..........................................................................    3
                  Options.....................................................................................    4
                  Cash Reserves...............................................................................    4

              RISK FACTORS....................................................................................    4
                  General.....................................................................................    4
                  Small Cap Companies.........................................................................    4
                  International Investing.....................................................................    4
                  Debt Securities.............................................................................    4

              PORTFOLIO TURNOVER..............................................................................    5

              RESTRICTIONS ON THE PORTFOLIO'S INVESTMENTS.....................................................    5

              MANAGEMENT OF THE TRUST.........................................................................    6
                  Investment Adviser..........................................................................    6
                  Expense Reimbursement.......................................................................    6
                  Sub-Adviser.................................................................................    6
                  Sub-Advisory Fees...........................................................................    7
                  Portfolio Transactions......................................................................    7

              SALES AND REDEMPTIONS...........................................................................    7

              NET ASSET VALUE.................................................................................    7

              PERFORMANCE INFORMATION.........................................................................    8
                  Performance of the Portfolio................................................................    8
                  Comparable Public Fund Performance..........................................................    9


              TAX STATUS, DIVIDENDS, AND DISTRIBUTIONS........................................................    9

              ADDITIONAL INFORMATION..........................................................................   10


                              FINANCIAL HIGHLIGHTS

The following information has been audited by Price Waterhouse LLP, Independent Accountants, whose unqualified report thereon is included in the Annual Report, which is incorporated by reference into the SAI. The Financial Highlights should be read in conjunction with the Financial Statements and Notes thereto included in the Annual Report.


                       LPT VARIABLE INSURANCE SERIES TRUST
                           HARRIS ASSOCIATES PORTFOLIO (1)
                              FINANCIAL HIGHLIGHTS
                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                   YEAR ENDED                  PERIOD ENDED
                                                DECEMBER 31,1997            DECEMBER 31, 1996*
                                                -----------------           ------------------

Net asset value, beginning of period              $     11.86                 $     10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)                                0.08                        0.10
Net realized and unrealized gain (loss) on
  Investments                                            2.94                        2.13
                                                  ------------                ------------
Total from investment operations                         3.02                        2.23
                                                  ------------                ------------

LESS DISTRIBUTIONS:
Dividends from net investment income                    (0.05)                      (0.10)
Distributions from net realized capital gains           (1.38)                      (0.27)
                                                  ------------                ------------
Total distributions                                     (1.43)                      (0.37)
                                                  ------------                ------------

Net asset value, end of period                    $     13.45                  $    11.86
                                                  ============                 ===========

TOTAL RETURN ++                                         25.56%                      20.39%
                                                  ============                 ===========




RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
DATA

Net assets, end of period (in 000's)              $     3,523                  $   1,421
Ratio of operating expenses to average net
  Assets                                                1.29%                      1.26%+
Ratio of net investment income to average net
  Assets                                                 0.56%                      1.01%+
Portfolio turnover rate                                 84.94%                     41.08%
Average commission rate per share +++             $    0.0595                  $  0.0542
Ratio of operating expenses to average net
   Assets before waiver of fees and expense
  Reimbursements                                         4.22%                      7.55%+
Net investment income (loss) per share before
  Waiver of fees and expense reimbursements (a)        ($0.32)                    ($0.52)

+    Annualized
++ Total return represents aggregate total return for the year ended December 31, 1997 and for the period February 9, 1996 (effective date) to December 31, 1996, respectively. The total return would have been lower if certain expenses had not been reimbursed by London Pacific.
+++ Average commission rate paid per share on equity securities purchased and sold by the Portfolio. Amount excludes mark-ups, mark-downs or spreads paid on shares traded.
(a)  Based on the average of the daily shares outstanding throughout the year.
(1)  Formerly MAS Value Portfolio
* For the period January 31, 1996 (Commencement of Operations) to December 31, 1996

                        See Notes to Financial Statements

                        INVESTMENT OBJECTIVE AND POLICIES

Each Portfolio of the Trust has a different investment objective or objectives which it pursues through separate investment policies. The investment objective of the Harris Associates Value Portfolio is not fundamental and may be changed without the approval of a majority of the outstanding shares of the Portfolio. All other investment policies and limitations, unless otherwise specifically stated, are non-fundamental and may be changed by the Trustees of the Trust without a vote of the shareholders. There is no assurance that the Portfolio will achieve its objective. Prior to May 1, 1997, the Harris Associates Value Portfolio had different investment objectives, policies and restrictions and a different sub-adviser. A complete list of investment restrictions, including those restrictions which cannot be changed without shareholder approval, is contained in the SAI. United States Treasury Regulations applicable to portfolios that serve as the funding vehicles for variable annuity and variable life insurance contracts generally require that such portfolios invest no more than 55% of the value of their assets in one investment, 70% in two investments, 80% in three investments, and 90% in four investments. The Portfolio intends to comply with the requirements of these Regulations.

In order to comply with regulations which may be issued by the U.S. Treasury, the Trust may be required to limit the availability or change the investment policies of one or more Portfolios or to take steps to liquidate one or more Portfolios. The Trust will not change any fundamental investment policy of a Portfolio without a vote of shareholders of that Portfolio.

Except as otherwise noted herein, if the securities rating of a debt security held by the Portfolio declines below the minimum rating for securities in which the Portfolio may invest, the Portfolio will not be required to dispose of the security, but the Portfolio's Sub-Adviser will consider whether continued investment in the security is consistent with the Portfolio's investment objective.

In implementing its investment objective and policies, the Portfolio uses a variety of instruments, strategies and techniques which are described in more detail in the SAI. With respect to the Portfolio's investment policies, use of the term "primarily" means that under normal circumstances, at least 65% of such Portfolio's assets will be invested as indicated. A description of the ratings systems used by the following nationally recognized statistical rating organizations ("NRSROs") is contained in the SAI: Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), Duff & Phelps, Inc. ("Duff"), Fitch Investors Service, Inc. ("Fitch"), Thomson Bankwatch, Inc., IBCA Limited and IBCA Inc. New instruments, strategies and techniques, however, are evolving continually and the Portfolio reserves authority to invest in or implement them to the extent consistent with its investment objectives and policies. If new instruments, strategies or techniques would involve a material change to the information contained herein, they will not be purchased or implemented until this Prospectus is appropriately supplemented.

HARRIS ASSOCIATES VALUE PORTFOLIO:

OBJECTIVE. To seek long-term capital appreciation by investing primarily in equity securities. Although income is considered in the selection of securities, the Portfolio is not designed for investors whose primary investment objective is income.

HOW THE PORTFOLIO INVESTS. The Portfolio invests principally in securities of U.S. issuers. However, it may invest up to 25% of its total assets (valued at the time of investment) in securities of non-U.S. issuers, including foreign government obligations and foreign equity and debt securities that are traded over-the-counter or on foreign exchanges. There are no geographic limits on the Portfolio's foreign investments, but the Portfolio does not expect to invest more than 5% of its assets in securities of issuers based in emerging markets. See "Risk Factors - International Investing" below.


                              INVESTMENT TECHNIQUES

EQUITY SECURITIES. The equity securities in which the Portfolio may invest include common and preferred stocks and warrants or other similar rights and convertible securities. The chief consideration in the selection of equity securities for the Portfolio is the size of the discount of market price relative to the economic value of the security as determined by the Sub-Adviser. The Sub-Adviser's investment philosophy for those investments is predicated on the belief that over time market price and value converge and that investment in securities priced significantly below long-term value presents the best opportunity to achieve long-term capital appreciation.

The Sub-Adviser uses several qualitative and quantitative methods in analyzing economic value, but considers the primary determinant of value to be the enterprise's long-run ability to generate cash for its owners. Once the Sub-Adviser has determined that a security is undervalued, the Sub-Adviser will consider it for purchase by the Portfolio, taking into account the quality and motivation of the management, the firm's market position within its industry and its degree of pricing power. The Sub-Adviser believes that the risks of equity investing are often reduced if management's interests are strongly aligned with the interests of its stockholders.

DEBT SECURITIES. The Portfolio may invest in debt securities of both governmental and corporate issuers. The Portfolio may invest up to 25% of its assets (valued at the time of investment), in debt securities that are rated below investment grade, without a minimum rating requirement. Lower-grade debt securities (commonly called "junk bonds") are obligations of issuers rated BB or lower by S&P or Ba or lower by Moody's. Lower-grade debt securities are considered speculative and may be in poor standing or actually in default. Medium-grade debt securities are those rated BBB by S&P or Baa by Moody's. Securities so rated are considered to have speculative characteristics. See "Risk Factors." A description of the ratings used by S&P and Moody's is included as an appendix to the SAI.

SHORT SALES. The Portfolio may sell short securities it owns or has the right to acquire without further consideration. Short sales may protect the Portfolio against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such securities should be wholly or partially offset by a corresponding gain in the short position. However, any potential gains in such securities should be wholly or partially offset by a corresponding loss in the short position. Short sales may be used to lock in a profit on a security when, for tax reasons or otherwise, the Sub-Adviser does not want to sell the security. The Trust does not currently expect that more than 20% of the Portfolio's total assets would be involved in short sales. For a more complete explanation, please refer to the SAI.

CURRENCY EXCHANGE TRANSACTIONS. The Portfolio may engage in currency exchange transactions either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through a forward currency exchange contract ("forward contract"). A forward contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks and broker-dealers, are not exchange-traded and are usually for less than one year, but may be renewed.

Forward currency transactions may involve currencies of the different countries in which the Portfolio may invest, and serve as hedges against possible variations in the exchange rate between these currencies. The Portfolio's forward transactions are limited to transaction hedging and portfolio hedging involving either specific transactions or actual or anticipated portfolio positions. Transaction hedging is the purchase or sale of a forward contract with respect to a specified receivable or payable of the Portfolio accruing in connection with the purchase or sale of portfolio securities. Portfolio hedging is the use of a forward contract with respect to an actual or anticipated portfolio security position denominated or quoted in a particular currency. The Portfolio may engage in portfolio hedging with respect to the currency of a particular country in amounts approximating actual or anticipated positions in securities denominated in such currency. When the Portfolio owns or anticipates owning securities in countries whose currencies are linked, the Sub-Adviser may aggregate such positions as to the currency hedged. Although forward contracts may be used to protect the Portfolio from adverse currency movements, the use of such hedges may reduce or eliminate the potentially positive effect of currency revaluations on the Portfolio's total return.

OTHER INVESTMENT COMPANIES. Certain markets are closed in whole or in part to equity investments by foreigners. The Portfolio may be able to invest in such markets solely or primarily through governmentally authorized investment vehicles or companies. The Portfolio generally may invest up to 10% of its assets in the aggregate in shares of other investment companies and up to 5% of its assets in any one investment company, as long as no investment represents more than 3% of the outstanding voting stock of the acquired investment company at the time of investment.

Investment in another investment company may involve the payment of a premium above the value of such issuers' portfolio securities, and is subject to market availability. The Portfolio does not intend to invest in such vehicles or funds unless, in the judgment of the Sub-Adviser, the potential benefits of the investment justify the payment of any applicable premium or sales charge. As a shareholder in an investment company, the Portfolio would bear its ratable share of that investment company's expenses, including its advisory and administration fees. At the same time the Portfolio would continue to pay its own management fees and other expenses.

WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES. The Portfolio may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices. There is a risk that the securities may not be delivered or that they may decline in value before the settlement date.

PRIVATE PLACEMENTS. The Portfolio may acquire securities in private placements. Because an active trading market may not exist for such securities, the sale of such securities may be subject to delay and additional costs. The Portfolio will not purchase such a security if more than 15% of the value of the Portfolio's net assets would be invested in illiquid securities.

OPTIONS. The Portfolio may purchase both call options and put options on securities. A call or put option is a contract that gives the Portfolio, in return for a premium paid on purchase of the option, the right to buy from, or to sell to, the seller of the option the security underlying the option at a specified exercise price during the term of the option.

CASH RESERVES. To meet liquidity needs or for temporary defensive purposes, the Portfolio may hold cash in domestic and foreign currencies and may invest in domestic and foreign money market securities.

                                  RISK FACTORS

GENERAL. All investments, including those in mutual funds, have risks, and no investment is suitable for all investors. The Portfolio is intended for long-term investors.

SMALL CAP COMPANIES. During some periods, the securities of small cap companies, as a class, have performed better than the securities of large companies, and in some periods they have performed worse. Stocks of small cap companies tend to be more volatile and less liquid than stocks of large companies. Small cap companies, as compared to larger companies, may have a shorter history of operations, may not have as great an ability to raise additional capital, may have a less diversified product line making them susceptible to market pressure, and may have a smaller public market for their shares.

INTERNATIONAL INVESTING. The Portfolio may invest up to 25% of its assets in securities of non-U.S. issuers. International investing allows you to achieve greater diversification and to take advantage of changes in foreign economies and market conditions. Many foreign economies have, from time to time, grown faster than the U.S. economy, and the returns on investments in these countries have exceeded those of similar U.S. investments, although there can be no assurance that these conditions will continue.

You should  understand  and consider  carefully  the greater  risks  involved in investing internationally. Investing in securities of non-U.S. issuers, positions in which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts involve both opportunities and risks not typically associated with investing in U.S. securities. These include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers and issuers of securities; different accounting, auditing and financial reporting standards; different settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; imposition of foreign taxes; and sometimes less advantageous legal, operational and financial protections applicable to foreign subcustodial arrangements.

Although the Portfolio tries to invest in companies and governments of countries having stable political environments, there is the possibility of restriction of foreign investment, expropriation of assets, or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other adverse political, social or diplomatic developments that could affect investment in these nations. Economics in individual emerging markets may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic products, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many emerging market countries have experienced high rates of inflation for many years, which has had and may continue to have very negative effects on the economies and securities markets of those countries.

The securities markets of emerging countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. Disclosure and regulatory standards in many respects are less stringent than in the U.S. and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited.

The Portfolio may invest in American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) or Global Depositary Receipts (GDRs) that are not sponsored by the issuer of the underlying security. To the extent it does so, the Portfolio would probably bear its proportionate share of the expenses of the depository and might have greater difficulty in receiving copies of the issuer's shareholder communications than would be the case with a sponsored ADR, EDR or GDR.

The cost of investing in securities of non-U.S. issuers is higher than the cost of investing in U.S. securities.

DEBT SECURITIES. As noted above, the Portfolio may invest to a limited extent in debt securities that are rated below investment grade or, if unrated, are considered by the Portfolio's Sub-Adviser to be of comparable quality. A decline in prevailing levels of interest rates generally increases the value of debt securities in a Portfolio's portfolio, while an increase in rates usually reduces the value of those securities. As a result, to the extent that the Portfolio invests in debt securities, interest rate fluctuations will affect its net asset value, but not the income it receives from its debt securities. In addition, if the debt securities contain call, prepayment or redemption provisions, during a period of declining interest rates, those securities are likely to be redeemed, and the Portfolio would probably be unable to replace them with securities having as great a yield.

Investment in medium- or lower-grade debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt this market and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. In addition, lower-quality bonds are less sensitive to interest rates changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may reexperience difficulty in servicing their principal and interest payment obligations.

Furthermore, medium- and lower-grade debt securities tend to be less marketable than higher-quality debt securities because the market for them is less broad. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and the Portfolio may have greater difficulty selling its portfolio securities. The market value of these securities and their liquidity may be affected by adverse publicity and investor perceptions.

                               PORTFOLIO TURNOVER

The annual portfolio turnover rate indicates changes in the Portfolio's investments. The turnover rate may vary from year to year, or within a year. It may also be effected by sales of portfolio securities necessary to meet cash requirements for redemptions of shares. High rates of portfolio turnover necessarily result in correspondingly greater brokerage and portfolio trading costs, which are paid by the Portfolio. The portfolio turnover rate for the Portfolio for the year ended December 31, 1997 was 84.94%. (See "Portfolio Turnover" in the SAI.)

                   RESTRICTIONS ON THE PORTFOLIO'S INVESTMENTS

The Portfolio will not:

     1. In regard to 75% of its assets, invest more than 5% of its assets (valued at the time of investment) in securities of any one issuer, except in U.S. government obligations;

     2.  Acquire  securities  of any one issuer which at the time of  investment
         (a) represent more than 10% of the voting  securities of the issuer, or
         (b) have a value greater than 10% of the value of the outstanding securities of the issuer;

     3. Borrow money except from banks for temporary or emergency purposes in amounts not exceeding 10% of the value of the Portfolio's assets at the time of borrowing [the Portfolio will not purchase additional securities when its borrowings, less receivables from portfolio securities sold, exceed 5% of its total assets];

     4.   Issue  any  senior   security  except  in  connection  with  permitted
          borrowings; or

     5. Make loans, except that the Portfolio may invest in debt obligations and repurchase agreements. [A repurchase agreement involves a sale of securities to the Portfolio with the concurrent agreement of the seller (bank or securities dealer) to repurchase the securities at the same price plus an amount equal to an agreed-upon interest rate within a specified time. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Portfolio could experience both delays in liquidating the underlying securities and losses. The Portfolio may not invest more than 15% of its net assets in repurchase agreements maturing in more than seven days and other illiquid securities.]

These restrictions, except for the bracketed portions, and certain other restrictions described in the SAI are fundamental and may be changed only with the approval of the holders of a majority of the shares of the Portfolio. The other investment restrictions described here and in the SAI are not fundamental policies meaning that the Board of Trustees may change them without shareholder approval. If a percentage limitation on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or total cost of the Portfolio's assets will not be considered a violation of the restriction, and the sale of securities will not be required.

                             MANAGEMENT OF THE TRUST

INVESTMENT ADVISER:

Under an Investment Advisory Agreement dated January 9, 1996 ("Investment Advisory Agreement"), LPIMC Insurance Marketing Services, 1755 Creekside Oaks Drive, Sacramento, CA 95833 (the "Adviser"), manages the investment strategies and policies of the Portfolios and the Trust, subject to the control of the Trustees.

The Adviser is a registered investment adviser organized under the laws of California. The Adviser is a wholly-owned subsidiary of the Life Company.

Under the Investment Advisory Agreement, the Adviser is obligated to formulate a continuing program for the investment of the assets of each Portfolio of the Trust in a manner consistent with each Portfolio's investment objectives, policies and restrictions and to determine from time to time securities to be purchased, sold, retained or lent by the Trust and implement those decisions. The Investment Advisory Agreement also provides that the Adviser shall manage the Trust's business and affairs and shall provide such services required for effective administration of the Trust as are provided by employees or other agents engaged by the Trust. The Investment Advisory Agreement further provides that the Adviser shall furnish the Trust with office space and necessary personnel, pay ordinary office expenses, pay all executive salaries of the Trust and furnish, without expense to the Trust, the services of such members of its organization as may be duly elected officers or Trustees of the Trust. The Investment Advisory Agreement provides that the Adviser may retain sub-advisers, at the Adviser's own cost and expense, for the purpose of managing the investment of the assets of one or more Portfolios of the Trust.

As full compensation for its services under the Investment Advisory Agreement with respect to the Harris Associates Value Portfolio, the Trust will pay the Adviser a monthly fee at the following annual rates based on the average daily net assets of the Portfolio.

         PORTFOLIO                                            ADVISORY FEE
         ---------                                            ------------
         Harris Associates Value Portfolio                    1.00%  of  first  $25   million  of  average
                                                              daily net assets

                                                              .85% of next $75  million of average  daily
                                                              net assets

                                                              .75% of average  daily net  assets  over and
                                                              above $100 million

EXPENSE REIMBURSEMENT. The Life Company has voluntarily agreed through December 31, 1998 to reimburse the Portfolio for certain expenses (excluding brokerage commissions) in excess of 1.29% as to average net assets. The Life Company has reserved the right to withdraw or modify its policy of expense reimbursement for the Portfolio. If expenses were not reimbursed, the ratio of expenses to average net assets, on an annualized basis, would have been 4.22% for the year ended December 31, 1997.

SUB-ADVISER:

The Adviser has engaged the Sub-Adviser for the Portfolio to make investment decisions and place orders. In accordance with the Portfolio's investment objective and policies and under the supervision of the Adviser and the Trust's Board of Trustees, the Portfolio's Sub-Adviser is responsible for the day to day investment management of the Portfolio, makes investment decisions for the Portfolio and places orders on behalf of the Portfolio to effect the investment decisions made as provided in a Sub-Advisory Agreement among the Sub-Adviser, the Adviser and the Trust.

The Sub-Adviser for the Portfolio is Harris Associates L.P., a limited partnership, managed by its general partner, Harris Associates, Inc., a wholly-owned subsidiary of New England Investment Companies, L.P. ("NEIC"). NEIC owns all of the limited partnership interests in the Sub-Adviser. NEIC is a publicly traded limited partnership that owns investment management firms. A majority of the limited partnership interests in NEIC is owned by Metropolitan Life Insurance Company. The Sub-Adviser is located at 2 North LaSalle Street, Chicago, IL 60602.

The investment professionals of the Sub-Adviser who are primarily responsible for the day-to-day management of the Portfolio are Robert Sanborn and Floyd Bellman. Mr. Sanborn, a portfolio manager of the Sub-Adviser, joined the Sub-Adviser in August 1988 and has managed The Oakmark Fund of the Harris
Associates Investment Trust since its inception in 1991. Mr. Bellman, a portfolio manager at the Sub-Adviser, joined the firm in 1995. Prior to joining the Sub-Adviser, Mr. Bellman was a Vice President and Senior Portfolio Manager at Harris Trust and Savings Bank.

SUB-ADVISORY FEES. Under the terms of the Sub-Advisory Agreement, the Adviser shall pay to the Sub-Adviser, as full compensation for services rendered under the Sub-Advisory Agreement with respect to the Portfolio, monthly fees at the following annual rates based on the average daily net assets of the Portfolio.

         PORTFOLIO                                            SUB-ADVISORY FEE
         ---------                                            ----------------
         Harris Associates Value Portfolio                    .75% of first $25  million of average  daily
                                                              net assets

                                                              .60% of next $75  million of  average  daily
                                                               net assets

                                                              .50% of average  daily net  assets  over and
                                                              above $100 million

PORTFOLIO TRANSACTIONS. The Sub-Advisory Agreement authorizes the Sub-Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Portfolio and directs the Sub-Adviser to use its best efforts to obtain the best execution with respect to all transactions for the Portfolio. In doing so, the Portfolio may pay higher commission rates than the lowest available when the Sub-Adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction.

Some securities considered for investment by the Portfolio may also be appropriate for other clients served by the Sub-Adviser. If a purchase or sale of securities consistent with the investment policies of the Portfolio and one or more of these other clients served by the Sub-Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Sub-Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Sub-Adviser, and the results of such allocations, are subject to periodic review by the Trust's Trustees.

                              SALES AND REDEMPTIONS

The Trust sells shares only to the separate accounts of the Life Company as a funding vehicle for the VA Contracts offered by the Life Company. No fee is charged upon the sale or redemption of the Trust's shares. Expenses of the Trust will be passed through to the separate accounts of the Life Company, and therefore, will be ultimately borne by VA Contract owners. In addition, other fees and expenses will be assessed by the Life Company at the separate account level. (See the Prospectus for the VA Contract for a description of all fees and charges relating to the VA Contract.)

The separate account of the Life Company places orders to purchase and redeem shares of each Portfolio based on, among other things, the amount of contributions to be invested and surrender and transfer requests to be effected on that day pursuant to the VA Contracts issued by the Life Company. Orders received by the Trust are effected on days on which the New York Stock Exchange is open for trading, at the net asset value per share next determined after receipt of the order. For orders received before 4:00 p.m. Eastern Standard time, such purchases and redemptions of shares of each Portfolio are effected at the respective net asset values per share determined as of 4:00 p.m. New York time on that day. See "Net Asset Value", below and "Determination of Net Asset Value" in the Trust's SAI. Payment for redemptions will be made within seven days after receipt of a redemption request in good order. No fee is charged the separate account of the Life Company when it redeems Portfolio shares. The Trust may suspend the sale of shares at any time and may refuse any order to purchase shares.

The Trust may suspend the right of redemption of shares of any Portfolio and may postpone payment for any period: (i) during which the New York Stock Exchange is closed other than for customary weekend and holiday closings or during which trading on the New York Stock Exchange is restricted; (ii) when the Securities and Exchange Commission determines that a state of emergency exists which makes the sale of portfolio securities or the determination of net asset value not reasonably practicable; (iii) as the Securities and Exchange Commission may by order permit for the protection of the security holders of the Trust; or (iv) at any time when the Trust may, under applicable laws and regulations, suspend payment on the redemption of its shares.

                                 NET ASSET VALUE

Each Portfolio calculates the net asset value of its shares by dividing the total value of its assets (the securities held by the Portfolio, plus any cash or other assets, including interest and dividends accrued but not yet received), less its total liabilities, by the total number of shares outstanding. Shares are valued as of the close of trading on the New York Stock Exchange (usually considered 4:00 p.m. Eastern Time) each day the New York Stock Exchange is open ("Business Days"). Portfolio securities for which market quotations are readily available are stated at market value. Short-term investments that will mature in 60 days or less are valued using amortized cost, which the Trust's Board of Trustees has determined approximates market value. Amortized cost valuation involves valuing a portfolio security initially at its cost, and, thereafter, assuming a constant amortization to maturity of any discount or premium. All other securities and assets are valued at their fair value following procedures approved by the Trust's Board of Trustees. See "Determination of Net Asset Value" in the SAI for a description of the special valuation procedures for options and futures contracts.

Certain Portfolios are expected to invest in foreign securities listed on foreign stock exchanges or debt securities of the United States and foreign governments and corporations. Some of these securities trade on days other than Business Days, as defined above. Foreign securities quoted in foreign currencies are translated into United States dollars at the exchange rates at 1:00 p.m. Eastern Time or at such other rates as a Sub-Adviser may determine to be appropriate in computing net asset value. As a result, fluctuations in the value of such currencies in relation to the United States dollar will affect the net asset value of a Portfolio's shares even though there has not been any change in the market values of such securities.

Because of time zone differences, foreign exchanges and securities markets will usually be closed prior to the time of the closing of the New York Stock Exchange and values of foreign options and foreign securities will be determined as of the earlier closing of such exchanges and securities markets. However, events affecting the values of such foreign securities may occasionally occur between the earlier closing of such exchanges and securities markets and the closing of the New York Stock Exchange which will not be reflected in the computation of the net asset value of the Portfolios. If an event materially affecting the value of such foreign securities occurs during such period of which a Sub-Adviser becomes aware, then such securities will be valued at fair value as determined in good faith, or in accordance with procedures adopted, by the Trust's Board of Trustees.

                             PERFORMANCE INFORMATION

Performance information for each of the Portfolios may also be presented from time to time in advertisements and sales literature. The Portfolios may advertise several types of performance information. These are the "yield," "average annual total return" and "aggregate total return". Each of these figures is based upon historical results and is not necessarily representative of the future performance of any Portfolio.

The yield of a Portfolio's shares is determined by annualizing net investment income earned per share for a stated period (normally one month or thirty days) and dividing the result by the net asset value per share at the end of the valuation period. The average annual total return and aggregate total return figures measure both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of the underlying investments in, the Portfolio's portfolio for the period in question, assuming the reinvestment of all dividends. Thus, these figures reflect the change in the value of an investment in a Portfolio's shares during a specified period. Average annual total return will be quoted for at least the one, five and ten year periods ending on a recent calendar quarter (or if such periods have not yet elapsed, at the end of a shorter period corresponding to the life of the Portfolio). Average annual total return figures are annualized and, therefore, represent the average annual percentage change over the period in question. Total return figures are not annualized and represent the aggregate percentage or dollar value change over the period in question. For more information regarding the computation of yield, average annual total return and aggregate total return, see "Performance Information" in the SAI.

Any Portfolio performance information presented will also include performance information for the Life Company separate accounts investing in the Trust which will take into account insurance-related charges and expenses under such insurance policies and contracts.

Advertisements concerning the Trust may from time to time compare the performance of one or more Portfolios to various indices. Advertisements may also contain the performance rankings assigned certain Portfolios or their Sub-Advisers by various publications and statistical services, including, for example, SEI, Lipper Analytical Services Mutual Funds Survey, Lipper Variable Insurance Products Performance Analysis Service, Morningstar, Intersec Research Survey of Non-U.S. Equity Fund Returns, Frank Russell International Universe, and Financial Services Week. Any such comparisons or rankings are based on past performance and the statistical computation performed by publications and services, and are not necessarily indications of future performance. Because the Portfolios are managed investment vehicles investing in a wide variety of securities, the securities owned by a Portfolio will not match those making up an index.

PERFORMANCE OF THE PORTFOLIO. The following table shows the average annualized total return for the year ended December 31, 1997 and the fiscal period
February 9, 1996 (the effective date of the Trust's Registration Statement) to December 31, 1997 of an investment in the Harris Associates Value Portfolio, formerly the MAS Value Portfolio, as well as comparisons with the Standard & Poor's 500 Composite Stock Price Index, an unmanaged index generally considered to be representative of the stock market and the Lipper Growth & Income Index, a non-weighted index of 139 funds investing in stocks and corporate and government bonds. The performance figures shown for the Portfolio in the chart below reflect the actual fees and expenses paid by the Portfolio.



                         AVERAGE ANNUAL TOTAL RETURN FOR
                        THE PERIODS ENDED DECEMBER 31, 1997

                                                                      FEBRUARY 9, 1996 TO
PORTFOLIO                             ONE YEAR                         DECEMBER 31, 1997
---------                             --------                        --------------------
Harris Associates Value,
 (formerly MAS Value)                 25.56%                                  24.59%

Standard & Poor's 500 Stock Index     33.36%                                  25.42%

Lipper Growth & Income Index          26.96%                                  22.02%




On May 1, 1997, Harris Associates LP became the sub-adviser for the Portfolio. Prior to that date, performance results were achieved by the former sub-adviser and the Portfolio had a different investment objective and certain of its investment policies and restrictions were different.

COMPARABLE PUBLIC FUND PERFORMANCE. The Harris Associates Value Portfolio has the same investment objective and follows substantially the same investment strategies as The Oakmark Fund of the Harris Associates Investment Trust, a mutual fund whose shares are sold to the public, the investment adviser of which is the Sub-Adviser.

Set forth below is the historical performance of The Oakmark Fund. Investors should not consider this performance data as an indication of the future performance of the Harris Associates Value Portfolio. The performance figures shown below reflect the deduction of the historical fees and expenses paid by The Oakmark Fund, and not those to be paid by the Portfolio. The figures also do not reflect the deduction of any insurance fees or charges which are imposed by the Life Company in connection with its sale of VA Contracts. Investors should refer to the separate account prospectus describing the VA Contracts for information pertaining to these insurance fees and charges. The insurance separate account fees will have a detrimental effect on the performance of the Portfolio. Additionally, although it is anticipated that the Portfolio and its corresponding public fund series will hold similar securities, their investment results are expected to differ. In particular, differences in asset size and in cash flow resulting from purchases and redemptions of Portfolio shares may result in different security selections, differences in the relative weightings of securities or differences in the price paid for particular portfolio holdings. The results shown reflect the reinvestment of dividends and distributions, and were calculated in the same manner that will be used by the Harris Associates Value Portfolio to calculate its own performance.

The following table shows the average annualized total returns for the fiscal year ended December 31, 1997 of a 1-year and 5-year investment and of an investment since inception in The Oakmark Fund, as well as comparisons with the Standard & Poor's 500 Composite Stock Price Index, an unmanaged index generally considered to be representative of the stock market and the Lipper Growth & Income Index, a non-weighted index of 139 funds investing in stocks and corporate and government bonds.

                                                                                              SINCE           INCEPTION
         FUND                                              1 YEAR            5 YEAR          INCEPTION           DATE
         ----                                              ------            ------          ---------           ----

         The Oakmark Fund of the Harris
              Associates Investment Trust                   32.59%            22.78%          30.14%            8/5/91

         Standard & Poor's 500 Stock Index                  33.36%            20.24%          18.38%              N/A

         Lipper Growth & Income Index                       26.96             18.06           16.89%              N/A


                    TAX STATUS, DIVIDENDS, AND DISTRIBUTIONS

Each Portfolio of the Trust intends to qualify and elect to be treated as a regulated investment company that is taxed under the rules of Subchapter M of the Internal Revenue Code. As such an electing regulated investment company, a Portfolio will not be subject to federal income tax on its net ordinary income and net realized capital gains to the extent that at least 90% of net ordinary income and net short term capital gains are distributed to the separate account of the Life Company which hold its shares. For further information concerning federal income tax consequences for the holders of the VA Contracts of the Life Company, investors should consult the prospectus used in connection with the issuance of their VA Contracts.

Each of the Portfolios will declare and distribute dividends from net ordinary income at least annually and will distribute its net realized capital gains, if any, at least annually. Distributions of ordinary income and capital gains will be made in shares of such Portfolios unless an election is made on behalf of a separate account to receive distributions in cash. The Life Company will be informed at least annually about the amount and character of distributions from the Trust for federal income tax purposes.

                             ADDITIONAL INFORMATION

The Trust was established as a Massachusetts business trust under the laws of Massachusetts by a Declaration of Trust dated January 23, 1995, as amended (the "Declaration of Trust"). Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust contains an express disclaimer of shareholder liability in connection with Trust property or the acts, obligations, or affairs of the Trust. The Declaration of Trust also provides for indemnification out of a Portfolio's property of any shareholder of that Portfolio held personally liable for the claims and liabilities to which a shareholder may become subject by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Portfolio itself would be unable to meet its obligations. A copy of the Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts.

The Trust has an unlimited authorized number of shares of beneficial interest. Shares of the Trust are entitled to one vote per share (with proportional voting for fractional shares) and are freely transferable, and, in liquidation of a Portfolio, shareholders of the Portfolio are entitled to receive pro rata the net assets of the Portfolio. Although no Portfolio is required to hold annual meetings of its shareholders, shareholders have the right to call a meeting to elect or remove Trustees or to take other actions as provided in the Declaration of Trust. Shareholders have no preemptive rights.

The Trust is authorized to subdivide each series (Portfolio) into two or more classes. Currently, shares of the Portfolios are divided into Class A and Class
B. Each class of shares of a Portfolio is entitled to the same rights and privileges as all other classes of the Portfolio, provided however, that each class bears the expenses related to its distribution arrangements, as well as any other expenses attributable to the class and unrelated to managing the Portfolio's portfolio securities. Any matter that affects only the holders of a particular class of shares may be voted on only by such shareholders. Through this Prospectus, the Trust offers Class A shares in the Portfolio. To date, the Trust has never offered its Class B shares for sale.

The Trust's custodian is State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110.

                      LEXINGTON CORPORATE LEADERS PORTFOLIO
                       LPT VARIABLE INSURANCE SERIES TRUST
                            1755 CREEKSIDE OAKS DRIVE
                          SACRAMENTO, CALIFORNIA 95833

                                 CLASS A SHARES

LPT Variable Insurance Series Trust (the "Trust") is an open-end, series management investment company which currently offers shares of beneficial interest of eight series (referred to as the "Portfolios" or individually as the "Portfolio"), each of which has a different investment objective and represents the entire interest in a separate portfolio of investments. THIS PROSPECTUS CONTAINS INFORMATION PERTAINING TO THE LEXINGTON CORPORATE LEADERS PORTFOLIO ONLY. This Portfolio is currently available to the public only through variable annuity contracts ("VA Contracts") issued by London Pacific Life and Annuity Company ("Life Company"). VA Contract Owners are not "shareholders" of the Portfolio. Rather, the Life Company and its separate account(s) are the Portfolio's shareholders. This Portfolio is a non-diversified Portfolio of the Trust.

Please read this Prospectus before investing in the Lexington Corporate Leaders Portfolio and keep it for future reference. The Prospectus contains information about the Lexington Corporate Leaders Portfolio that a prospective investor should know before investing.

A Statement of Additional Information ("SAI") dated May 1, 1998 is available without charge upon request and may be obtained by calling the Life Company at (800) 852-3152 or by writing to the Life Company's Annuity Service Center, P.O. Box 29564, Raleigh, North Carolina 27626. Some of the discussions contained in this Prospectus refer to the more detailed descriptions contained in the SAI, which is incorporated by reference into this Prospectus and has been filed with the Securities and Exchange Commission.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK OR OTHER DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE PURCHASER OF A VA CONTRACT SHOULD READ THIS PROSPECTUS IN CONJUNCTION WITH THE PROSPECTUS FOR HIS OR HER VA CONTRACT.


                        PROSPECTUS DATED MAY 1, 1998



                                TABLE OF CONTENTS
                                                                                                                 PAGE

                   FINANCIAL HIGHLIGHTS........................................................................   1

                  INVESTMENT OBJECTIVE AND POLICIES...........................................................    2
                     Temporary Investments....................................................................    4
                     Investment Restrictions..................................................................    4
                     Repurchase Agreements....................................................................    5
                     Investment Risks.........................................................................    5
                     Portfolio Turnover.......................................................................    5

                  MANAGEMENT OF THE TRUST.....................................................................    5
                     Investment Adviser.......................................................................    5
                     Expense Reimbursement....................................................................    6
                     Sub-Adviser..............................................................................    6
                     Sub-Advisory Fees........................................................................    6

                  SALES AND REDEMPTIONS.......................................................................    7

                  NET ASSET VALUE.............................................................................    7

                  PERFORMANCE INFORMATION.....................................................................    8
                     Performance of the Portfolio.............................................................    8

                  TAX STATUS, DIVIDENDS, AND DISTRIBUTIONS....................................................    8

                  ADDITIONAL INFORMATION......................................................................    9





                              FINANCIAL HIGHLIGHTS

The following information has been audited by Price Waterhouse LLP, Independent Accountants, whose unqualified report thereon is included in the Annual Report, which is incorporated by reference into the SAI. The Financial Highlights should be read in conjunction with the Financial Statements and Notes thereto included in the Annual Report.

                       LPT VARIABLE INSURANCE SERIES TRUST
                      LEXINGTON CORPORATE LEADERS PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD




                                                    YEAR ENDED               PERIOD ENDED
                                                 DECEMBER 31, 1997         DECEMBER 31, 1996*
                                                 -----------------         ------------------

Net asset value, beginning of period               $    11.44                $    10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)                                0.13                      0.14
Net realized and unrealized gain (loss) on
  Investments                                            2.70                      1.42
                                                   -----------               -----------
Total from investment operations                         2.83                      1.56
                                                   -----------               -----------
LESS DISTRIBUTIONS:
Dividends from net investment income                    (0.08)                    (0.12)
Distributions from net realized capital gains           (0.80)                    (0.00)
                                                   -----------                ----------
Total distributions                                     (0.88)                    (0.12)
                                                   -----------                ----------

Net asset value, end of period                     $    13.39                 $   11.44
                                                   ===========                ==========

TOTAL RETURN ++                                         24.71%                    12.84%
                                                   ===========                ==========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
DATA

Net assets, end of period (in 000's)               $    3,453                  $  1,323
Ratio of operating expenses to average net
  Assets                                                 1.29%                     1.26%+
Ratio of net investment income to average net
  Assets                                                 0.99%                     1.40%+
Portfolio turnover rate                                 35.69%                     0.00%
Average commission rate per share +++              $   0.0622                  $ 0.0500
Ratio of operating expenses to average net
   Assets before waiver of fees and expense
  Reimbursements                                         4.08%                     6.86%+
Net investment income (loss) per share before
  Waiver of fees and expense reimbursements (a)        ($0.24)                   ($0.41)

+    Annualized

++ Total return represents aggregate total return for the year ended December 31, 1997 and for the period February 9, 1996 (effective date) to December 31, 1996, respectively. The total return would have been lower if certain expenses had not been reimbursed by London Pacific.

+++ Average commission rate paid per share on equity securities purchased and sold by the Portfolio. Amount excludes mark-ups, mark-downs or spreads paid on shares traded.

(a)  Based on the average of the daily shares  outstanding  throughout the year.
* For the period January 31, 1996 (Commencement of Operations) to December 31, 1996

                            See Notes to Financial Statements

                           INVESTMENT OBJECTIVE AND POLICIES

Each Portfolio of the Trust has a different investment objective or objectives which it pursues through separate investment policies. The investment objective of the Lexington Corporate Leaders Portfolio is not fundamental and may be changed without the approval of a majority of the outstanding shares of the Portfolio. All other investment policies or limitations, unless otherwise specifically stated, are non-fundamental and may be changed by the Trustees of the Trust without a vote of the shareholders. There is no assurance that the Portfolio will achieve its objective. A complete list of investment restrictions, including those restrictions which cannot be changed without shareholder approval, is contained in the SAI. United States Treasury Regulations applicable to portfolios that serve as the funding vehicles for variable annuity and variable life insurance contracts generally require that such portfolios invest no more than 55% of the value of their assets in one investment, 70% in two investments, 80% in three investments, and 90% in four investments. The Portfolio intends to comply with the requirements of these Regulations.

In order to comply with regulations which may be issued by the U.S. Treasury, the Trust may be required to limit the availability or change the investment policies of one or more Portfolios or to take steps to liquidate one or more Portfolios. The Trust will not change any fundamental investment policy of a Portfolio without a vote of shareholders of that Portfolio.

Except as otherwise noted herein, if the securities rating of a debt security held by the Portfolio declines below the minimum rating for securities in which the Portfolio may invest, the Portfolio will not be required to dispose of the security, but the Portfolio's Sub-Adviser will consider whether continued investment in the security is consistent with the Portfolio's investment objective.

In implementing its investment objective and policies, the Portfolio uses a variety of instruments, strategies and techniques which are described in more detail in the SAI. With respect to the Portfolio's investment policies, use of the term "primarily" means that under normal circumstances, at least 65% of such Portfolio's assets will be invested as indicated. A description of the ratings systems used by the following nationally recognized statistical rating organizations ("NRSROs") is contained in the SAI: Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), Duff & Phelps, Inc. ("Duff"), Fitch Investors Service, Inc. ("Fitch"), Thomson Bankwatch, Inc., IBCA Limited and IBCA Inc. New instruments, strategies and techniques, however, are evolving continually and the Portfolio reserves authority to invest in or implement them to the extent consistent with its investment objectives and policies. If new instruments, strategies or techniques would involve a material change to the information contained herein, they will not be purchased or implemented until this Prospectus is appropriately supplemented.

The Portfolio's investment objective is to seek long-term capital growth and income through investment in the common stocks of large, well-established companies. The Portfolio will seek to maintain an equal number of shares in each of the companies in which it invests. The companies in which the Portfolio will invest have a large market capitalization (in excess of $1.0 billion), an established history of earnings and dividend payments, a large number of publicly held shares and high trading volume and a high degree of liquidity. The Portfolio's portfolio will consist substantially of the companies listed in the Dow Jones Industrial Average (DJIA)*, but the Portfolio is not limited in its investments to securities in the DJIA and will purchase securities of other issuers that meet its capitalization, earnings and other criteria for investment.

The Portfolio's common stock investments will be selected from a list of approximately 100 "corporate leaders" of commerce and industry, as determined by the Sub-Adviser. It is expected that all of the common stock held by the Portfolio will trade on the New York Stock Exchange and will represent dominant firms in their respective industries.

---------------------

     * Dow Jones Industrial Average and DJIA are trademarks of Dow Jones & Company, Inc. The Portfolio is neither sponsored by, nor affiliated with Dow Jones and Company, Inc.

     The current list of "corporate leaders" which may be modified throughout the year is as follows:


BROADCASTING
-------------
    CBS Corp.

CHEMICAL & FERTILIZERS
----------------------
     Du Pont (E.I. ) deNemours & Co. Inc.                     Hercules Inc.                        Lubrizol Corp.
     Morton International                                     Union Carbide Corp.

COMMUNICATIONS
--------------
     AT & T                                                   Cable & Wireless PLC                 Lucent Technologies, Inc.
     Motorola Inc.                                            Polygram NV                          Telecom of New Zealand

CONSUMER PRODUCTS
-----------------
     Fortune Brands, Inc.                                     Boise Cascade Corp.                  Bowater Inc.
     Coca Cola Co.                                            Conagra                              Walt Disney Company
     Eastman Kodak Co.                                        Federal Paper Board                  Gillette Co.
     International Paper Co.                                  Minnesota Mining & Mfg.              Pepsico
     Philip Morris Cos. Inc.                                  Procter & Gamble Co.                 Reynolds & Reynolds Co.
     Sara Lee Corp.                                           Stone Container Corp.                Union Camp Corp.

ELECTRICAL EQUIPMENT
--------------------
     Avnet                                                    Duracell International               Eaton Corp.
     General Electric Co.                                     Illinois Tool Works                  Medtronic
     Micron Technology Inc.                                   Philips Electronics NV               Tektronix
     Texas Instruments

ENERGY
------
     Columbia Energy Group                                    Enron Corp.                          Panhandle Eastern Corp. C12
     USX Marathon Group

FINANCIAL
---------
     American Express Co.                                     Bank of Boston Corp.                 Chemical Banking Corp.
     Federal Home Loan Mortgage                               Halliburton Co.                      MBNA Corp.
     J.P. Morgan & Co.  Inc.                                  Star Banc Corp.                      Travelers Group
     Wells Fargo & Co.


HEALTH
------
     Abbott Laboratories                                      Johnson & Johnson                    Merck & Co. Inc.
     Mylan Laboratories                                       Pfizer Inc.                          Schering Plough Corp.

MISC. INDUSTRIAL
----------------
     Allied Signal Corp.                                     Aluminum Co. of America              Bethlehem Steel Corp.
     Black & Decker Corp.                                     British Steel PLC ADR                Caterpillar Inc.
     Cincinnati Milacron                                      Deere & Co.                          Dover Corp.
     Goodrich Co. (BF)                                        Goodyear Tire & Rubber               Hewlett Packard Co.
     International Business Machines                          Parker Hannifin Corp.                Sherwin Williams Co.
     Tenneco Inc.                                             USX Corp                             US Steel

OIL INTERNATIONAL
-----------------
     Chevron Corp.                                            Exxon Corp.                          Mobil Corp.
     Royal Dutch Petroleum                                    Schlumberger LTD                     Texaco Inc.
     United Pacific Group, Inc.

RAILROADS
---------
     Burlington Northern Santa Fe                             CSX Corp.                            Union Pacific Corp.

RETAILING
---------
     McDonalds Corp.                                          Sears, Roebuck & Co.                 Wal-Mart Stores, Inc.

TRANSPORTATION EQUIPMENT
------------------------
     Boeing Co.                                               Delta Air Lines                      General Motors Corp.
     McDonnell Douglas Corp.                                  Trinity Industries                   United Technologies Corp.

UTILITIES
---------
     Consolidated Edison Inc.                                 Duke Power Co.                       Houston Industries
     PG & E Corporation                                       Union Electric Company

The management of the Portfolio will diversify its investment portfolio broadly and selectively among issuers and among industries. It is not anticipated that the Portfolio's portfolio will include stocks of every company on the then currently approved list; it will be the function of the Sub-Adviser to invest and reinvest the Portfolio's assets in stocks selected as most conducive to the realization of the Portfolio's objectives. Of course, an investment in the Portfolio cannot eliminate the risks inherent in the ownership of common stocks, and there can be no guarantee that the Portfolio's objectives will be realized. However, the management of the Portfolio will seek through continuous supervision to minimize these risks and to increase the investor's opportunities for long-term capital growth.

The Portfolio's classification as a "non-diversified" series means that the proportion of the Portfolio's assets that may be invested in the securities of a single issuer is not limited by the Investment Company Act of 1940, as amended ("1940 Act"). However, the Portfolio intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code, which requires that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Portfolio's assets be invested in cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer counted for the purposes of this calculation only if the value thereof is not greater than 5% of the value of the Portfolio's total assets, and (ii) not more than 25% of the value of its total assets be invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies).

TEMPORARY INVESTMENTS. In the event future economic or financial conditions adversely affect securities of the type described above, the Portfolio may invest up to 100% of its total assets in short-term money market securities. These short-term instruments include securities issued or guaranteed by the U.S. Government and its agencies, bankers' acceptances and repurchase agreements.

INVESTMENT RESTRICTIONS. The following investment restrictions are matters of fundamental policy which may not be changed without the affirmative vote of the lesser of (a) 67% or more of the shares of the Portfolio present at a shareholders' meeting at which more than 50% of the outstanding shares are present or represented by proxy or (b) more than 50% of the outstanding shares.

The Portfolio is a non-diversified series and

     1. with respect to 50% of its assets, the Portfolio will not at the time of purchase invest more than 5% of its total assets, at market value, in the securities of one issuer (except the securities of the United States Government);

     2. with respect to the other 50% of its assets, the Portfolio will not invest at the time of purchase more than 25% of the market value of its total assets in any single issuer.

These two restrictions, hypothetically, could give rise to a portfolio with as few as fourteen issues.

A complete list of all of the investment restrictions is contained in the SAI. The percentage restrictions referred to above as well as those described in the SAI are to be adhered to at the time of investment and are not applicable to a later increase or decrease in percentage beyond the specified limit resulting from change in values or net assets.

REPURCHASE AGREEMENTS. The Portfolio's investment portfolio may include repurchase agreements ("repos") with banks and dealers in U.S. Government securities. A repurchase agreement involves the purchase by the Portfolio of an investment contract from a bank or dealer in U.S. Government securities which contract is secured by debt securities whose value is equal to or greater than the value of the repurchase agreement including the agreed upon interest. The agreement provides that the institution will repurchase the underlying securities at an agreed upon time and price. The total amount received on repurchase would exceed the price paid by the Portfolio, reflecting an agreed upon rate of interest for the period from the date of the repurchase agreement to settlement date, and would not be related to the interest rate on the underlying securities. The difference between the total amount to be received upon the repurchase of the securities and the price paid by the Portfolio upon their acquisition is accrued daily as interest. If the institution defaults on the repurchase agreement, the Portfolio will retain possession of the underlying securities. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization of the collateral by the Portfolio may be delayed or limited and the Portfolio may incur additional costs. In such case the Portfolio will be subject to risks associated with changes in the market value of the collateral securities. The Portfolio intends to limit repurchase agreements to transactions with institutions believed by the Sub-Adviser to present minimal credit risk.

INVESTMENT RISKS. The Portfolio's portfolio is subject to market risk (i.e., the possibility that stock prices will decline over short, or even extended, periods). As indicated elsewhere herein, the Portfolio is classified as non-diversified for purposes of the 1940 Act. Since a relatively high percentage of the Portfolio's assets may be invested in the securities of a limited number of issuers, the Portfolio's portfolio securities may be more susceptible to any single economic, political or regulatory occurrence than the portfolio securities of a diversified investment company.

As described further under "Temporary Instruments", the Portfolio may, under certain circumstances, be invested in debt instruments. To the extent it is so invested, the value of the Portfolio's shares will fluctuate with the general level of interest rates. When interest rates decline, the value of an investment portfolio invested in fixed-income securities can be expected to rise. Conversely, when interest rates rise, the value of an investment portfolio invested in fixed-income securities can be expected to decline.

PORTFOLIO TURNOVER. In the selection of various securities, long-term potential will take precedence over short-term market fluctuations. Management maintains the flexibility to sell portfolio securities regardless of how long they have been held by the Portfolio. High portfolio turnover rates can result in corresponding increases in brokerage costs. The portfolio turnover rate for the Portfolio for the year ended December 31, 1997 was 35.69%. (See "Portfolio Turnover" in the SAI.)

                             MANAGEMENT OF THE TRUST

INVESTMENT ADVISER:

Under an Investment Advisory Agreement dated January 9, 1996 ("Investment Advisory Agreement"), LPIMC Insurance Marketing Services, 1755 Creekside Oaks Drive, Sacramento, CA 95833 (the "Adviser"), manages the investment strategies and policies of the Portfolios and the Trust, subject to the control of the Trustees.

The Adviser is a registered investment adviser organized under the laws of California. The Adviser is a wholly-owned subsidiary of the Life Company.

Under the Investment Advisory Agreement, the Adviser is obligated to formulate a continuing program for the investment of the assets of each Portfolio of the Trust in a manner consistent with each Portfolio's investment objectives, policies and restrictions and to determine from time to time securities to be purchased, sold, retained or lent by the Trust and implement those decisions. The Investment Advisory Agreement also provides that the Adviser shall manage the Trust's business and affairs and shall provide such services required for effective administration of the Trust as are not provided by employees or other agents engaged by the Trust. The Investment Advisory Agreement further provides that the Adviser shall furnish the Trust with office space and necessary personnel, pay ordinary office expenses, pay all executive salaries of the Trust and furnish, without expense to the Trust, the services of such members of its organization as may be duly elected officers or Trustees of the Trust. The Investment Advisory Agreement provides that the Adviser may retain sub-advisers, at the Adviser's own cost and expense, for the purpose of managing the investment of the assets of one or more Portfolios of the Trust.

As full compensation for its services under the Investment Advisory Agreement with respect to the Lexington Corporate Leaders Portfolio, the Trust will pay the Adviser a monthly fee at the following annual rates based on the average daily net assets of the Portfolio.

         PORTFOLIO                                            ADVISORY FEE
         ---------                                            ------------
         Lexington Corporate Leaders Portfolio                .65% of first $10  million of average  daily
                                                              net assets

                                                              .60% of next $90  million of  average  daily
                                                              net assets

                                                              .55% of average  daily net  assets  over and
                                                              above $100 million

EXPENSE REIMBURSEMENT. The Life Company has voluntarily agreed through December 31, 1998 to reimburse the Portfolio for certain expenses (excluding brokerage commissions) in excess of 1.29% as to average net assets. The Life Company has reserved the right to withdraw or modify its policy of expense reimbursement for the Portfolio. If expenses were not reimbursed, the ratio of expenses to average net assets, on an annualized basis, would have been 4.08% for the year ended December 31, 1997.

SUB-ADVISER:

The Adviser has engaged the Sub-Adviser for the Portfolio to make investment decisions and place orders. In accordance with the Portfolio's investment objective and policies and under the supervision of the Adviser and the Trust's Board of Trustees, the Portfolio's Sub-Adviser is responsible for the day to day investment management of the Portfolio, makes investment decisions for the Portfolio and places orders on behalf of the Portfolio to effect the investment decisions made as provided in a Sub-Advisory Agreement among the Sub-Adviser, the Adviser and the Trust.

The Sub-Adviser for the Portfolio is Lexington Management Corporation ("LMC"), P.O. Box 1515/Park 80 West Plaza Two, Saddle Brook, New Jersey 07663. LMC, established in 1938, currently manages over $3.5 billion in assets. LMC serves as investment adviser to other investment companies and private and institutional investment accounts. Included among these clients are persons and organizations which own significant amounts of capital stock of LMC's parent, Lexington Global Asset Managers, Inc. The clients pay fees which LMC considers comparable to the fees paid by similarly served clients.

LMC, as the owner of the service mark "Lexington" and "Corporate Leaders", has sublicensed the Portfolio to include the word "Lexington" and "Corporate Leaders" as part of its corporate name, subject to revocation by LMC in the event that the Portfolio ceases to engage LMC or its affiliates as sub-adviser. The Portfolio will be required upon demand of LMC to change its corporate name to delete the word "Lexington" and "Corporate Leaders" therefrom. The Sub-Advisory Agreement will thereupon automatically terminate and a new contract will, at such time, be submitted to a vote of the Portfolio's shareholders.

LMC is a wholly-owned subsidiary of Lexington Global Asset Managers, Inc., a Delaware corporation with offices at Park 80 West - Plaza Two, Saddle Brook, NJ 07663. Descendants of Lunsford Richardson, Sr., their spouses, trusts and other related entities have a majority voting control of outstanding shares of Lexington Global Asset Managers, Inc.

The Portfolio is managed by an investment management team. Lawrence Kantor is the lead manager. Mr. Kantor is Managing Director and Executive Vice President of LMC, as well as, Vice President and Director/Trustee of the Lexington Funds. He is also Executive Vice President of Lexington Global Asset Managers, Inc., LMC's parent. He has 28 years investment experience. Prior to joining LMC in 1984, Mr. Kantor was an officer of the Guardian Life Insurance Company of America and various affiliated companies which included registered investment companies, a broker-dealer, an investment adviser and a stock life insurance company. He was formerly an associate member of the New York Stock Exchange. Mr. Kantor is a graduate of Long Island University with a B.S. Degree and attended its Graduate School of Business.

SUB-ADVISORY FEES. Under the terms of the Sub-Advisory Agreement, the Adviser shall pay to the Sub-Adviser, as full compensation for services rendered under the Sub-Advisory Agreement with respect to the Portfolio, monthly fees at the following annual rates based on the average daily net assets of the Portfolio.

         PORTFOLIO                                            SUB-ADVISORY FEE
         ---------                                            ----------------
         Lexington Corporate Leaders Portfolio                .40% of first $10  million of average  daily
                                                              net assets

                                                              .35% of the  next  $90  million  of  average
                                                              daily net assets

                                                              .30%  over  and  above   $100   million   of
                                                              average daily net assets

                              SALES AND REDEMPTIONS

The Trust sells shares only to the separate accounts of the Life Company as a funding vehicle for the VA Contracts offered by the Life Company. No fee is charged upon the sale or redemption of the Trust's shares. Expenses of the Trust will be passed through to the separate accounts of the Life Company, and therefore, will be ultimately borne by VA Contract owners. In addition, other fees and expenses will be assessed by the Life Company at the separate account level. (See the Prospectus for the VA Contract for a description of all fees and charges relating to the VA Contract.)

The separate account of the Life Company places orders to purchase and redeem shares of each Portfolio based on, among other things, the amount of contributions to be invested and surrender and transfer requests to be effected on that day pursuant to the VA Contracts issued by the Life Company. Orders received by the Trust are effected on days on which the New York Stock Exchange is open for trading, at the net asset value per share next determined after receipt of the order. For orders received before 4:00 p.m. New York time, such purchases and redemptions of shares of each Portfolio are effected at the respective net asset values per share determined as of 4:00 p.m. New York time on that day. See "Net Asset Value", below and "Determination of Net Asset Value" in the Trust's SAI. Payment for redemptions will be made within seven days after receipt of a redemption request in good order. No fee is charged the separate account of the Life Company when it redeems Portfolio shares. The Trust may suspend the sale of shares at any time and may refuse any order to purchase shares.

The Trust may suspend the right of redemption of shares of any Portfolio and may postpone payment for any period: (i) during which the New York Stock Exchange is closed other than for customary weekend and holiday closings or during which trading on the New York Stock Exchange is restricted; (ii) when the Securities and Exchange Commission determines that a state of emergency exists which makes the sale of portfolio securities or the determination of net asset value not reasonably practicable; (iii) as the Securities and Exchange Commission may by order permit for the protection of the security holders of the Trust; or (iv) at any time when the Trust may, under applicable laws and regulations, suspend payment on the redemption of its shares.

                                 NET ASSET VALUE

Each Portfolio calculates the net asset value of its shares by dividing the total value of its assets (the securities held by the Portfolio, plus any cash or other assets, including interest and dividends accrued but not yet received), less its total liabilities, by the total number of shares outstanding. Shares are valued as of the close of trading on the New York Stock Exchange (usually considered 4:00 p.m. Eastern Time) each day the New York Stock Exchange is open ("Business Days"). Portfolio securities for which market quotations are readily available are stated at market value. Short-term investments that will mature in 60 days or less are valued using amortized cost, which the Trust's Board of Trustees has determined approximates market value. Amortized Cost Valuation involves valuing a portfolio security initially at its cost, and, thereafter, assuming a constant amortization to maturity of any discount or premium. All other securities and assets are valued at their fair value following procedures approved by the Trust's Board of Trustees. See "Determination of Net Asset Value" in the SAI for a description of the special valuation procedures for options and futures contracts.

Certain Portfolios are expected to invest in foreign securities listed on foreign stock exchanges or debt securities of the United States and foreign governments and corporations. Some of these securities trade on days other than Business Days, as defined above. Foreign securities quoted in foreign currencies are translated into United States dollars at the exchange rates at 1:00 p.m. Eastern Time or at such other rates as a Sub-Adviser may determine to be appropriate in computing net asset value. As a result, fluctuations in the value of such currencies in relation to the United States dollar will affect the net asset value of a Portfolio's shares even though there has not been any change in the market values of such securities.

Because of time zone differences, foreign exchanges and securities markets will usually be closed prior to the time of the closing of the New York Stock Exchange and values of foreign options and foreign securities will be determined as of the earlier closing of such exchanges and securities markets. However, events affecting the values of such foreign securities may occasionally occur between the earlier closing of such exchanges and securities markets and the closing of the New York Stock Exchange which will not be reflected in the computation of the net asset value of the Portfolios. If an event materially affecting the value of such foreign securities occurs during such period of which a Sub-Adviser becomes aware, then such securities will be valued at fair value as determined in good faith, or in accordance with procedures adopted, by the Trust's Board of Trustees.







                             PERFORMANCE INFORMATION

Performance information for each of the Portfolios may also be presented from time to time in advertisements and sales literature. The Portfolios may advertise several types of performance information. These are the "yield," "average annual total return" and "aggregate total return." Each of these figures is based upon historical results and is not necessarily representative of the future performance of any Portfolio.

The yield of a Portfolio's shares is determined by annualizing net investment income earned per share for a stated period (normally one month or thirty days) and dividing the result by the net asset value per share at the end of the valuation period. The average annual total return and aggregate total return figures measure both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of the underlying investments in, the Portfolio's portfolio for the period in question, assuming the reinvestment of all dividends. Thus, these figures reflect the change in the value of an investment in a Portfolio's shares during a specified period. Average annual total return will be quoted for at least the one, five and ten year periods ending on a recent calendar quarter (or if such periods have not yet elapsed, at the end of a shorter period corresponding to the life of the Portfolio). Average annual total return figures are annualized and, therefore, represent the average annual percentage change over the period in question. Total return figures are not annualized and represent the aggregate percentage or dollar value change over the period in question. For more information regarding the computation of yield, average annual total return and aggregate total return, see "Performance Information" in the SAI.

Any Portfolio performance information presented will also include performance information for the Life Company separate accounts investing in the Trust which will take into account insurance-related charges and expenses under such insurance policies and contracts.

Advertisements concerning the Trust may from time to time compare the performance of one or more Portfolios to various indices. Advertisements may also contain the performance rankings assigned certain Portfolios or their Sub-Advisers by various publications and statistical services, including, for example, SEI, Lipper Analytical Services Mutual Funds Survey, Lipper Variable Insurance Products Performance Analysis Service, Morningstar, Intersec Research Survey of Non-U.S. Equity Fund Returns, Frank Russell International Universe, Kiplinger's Personal Finance, and Financial Services Week. Any such comparisons or rankings are based on past performance and the statistical computation performed by publications and services, and are not necessarily indications of future performance. Because the Portfolios are managed investment vehicles investing in a wide variety of securities, the securities owned by a Portfolio will not match those making up an index.


PERFORMANCE OF THE PORTFOLIO. The following table shows the average annualized total return for the year ended December 31, 1997 and the fiscal period February 9, 1996 (the effective date of the Trust's Registration Statement) to December 31, 1997 of an investment in the Lexington Corporate Leaders Portfolio, as well as comparisons with the Standard & Poor's 500 Composite Stock Price Index, an unmanaged index generally considered to be representative of the stock market, and the Lipper Growth & Income Index, a non-weighted index of Funds investing in stocks and corporate and government bonds. The performance figures shown for the Portfolio in the chart below reflect the actual fees and expenses paid by the Portfolio.


                           AVERAGE ANNUAL TOTAL RETURN
                    FOR THE PERIODS ENDED DECEMBER 31,1997


                                                                                   FEBRUARY 9, 1996 TO
    PORTFOLIO                                     1 YEAR                              DECEMBER 31, 1997
    ---------                                     -------                           ---------------------


    Lexington Corporate Leaders Portfolio          24.71%                                 19.82%

    Standard & Poor's 500 Stock Index              33.36%                                 25.42%

    Lipper Growth & Income Index                   26.96%                                 22.02%



                    TAX STATUS, DIVIDENDS, AND DISTRIBUTIONS

Each Portfolio of the Trust intends to qualify and elect to be treated as a regulated investment company that is taxed under the rules of Subchapter M of the Internal Revenue Code. As such an electing regulated investment company, a Portfolio will not be subject to federal income tax on its net ordinary income and net realized capital gains to the extent that at least 90% of such income and gains are distributed to the separate account of the Life Company which hold its shares. For further information concerning federal income tax consequences for the holders of the VA Contracts of the Life Company, investors should consult the prospectus used in connection with the issuance of their VA Contracts.

Each of the Portfolios will declare and distribute dividends from net ordinary income at least annually and will distribute its net realized capital gains, if any, at least annually. Distributions of ordinary income and capital gains will be made in shares of such Portfolios unless an election is made on behalf of a separate account to receive distributions in cash. The Life Company will be informed at least annually about the amount and character of distributions from the Trust for federal income tax purposes.


                             ADDITIONAL INFORMATION

The Trust was established as a Massachusetts business trust under the laws of Massachusetts by a Declaration of Trust dated January 23, 1995, as amended (the "Declaration of Trust"). Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust contains an express disclaimer of shareholder liability in connection with Trust property or the acts, obligations, or affairs of the Trust. The Declaration of Trust also provides for indemnification out of a Portfolio's property of any shareholder of that Portfolio held personally liable for the claims and liabilities to which a shareholder may become subject by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Portfolio itself would be unable to meet its obligations. A copy of the Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts.

The Trust has an unlimited authorized number of shares of beneficial interest. Shares of the Trust are entitled to one vote per share (with proportional voting for fractional shares) and are freely transferable, and, in liquidation of a Portfolio, shareholders of the Portfolio are entitled to receive pro rata the net assets of the Portfolio. Although no Portfolio is required to hold annual meetings of its shareholders, shareholders have the right to call a meeting to elect or remove Trustees or to take other actions as provided in the Declaration of Trust. Shareholders have no preemptive rights.

The Trust is authorized to subdivide each series (Portfolio) into two or more classes. Currently, shares of the Portfolios are divided into Class A and Class
B. Each class of shares of a Portfolio is entitled to the same rights and privileges as all other classes of the Portfolio, provided however, that each class bears the expenses related to its distribution arrangements, as well as any other expenses attributable to the class and unrelated to managing the Portfolio's portfolio securities. Any matter that affects only the holders of a particular class of shares may be voted on only by such shareholders. Through this Prospectus, the Trust offers Class A shares in the Portfolio. To date, the Trust has never offered its Class B shares for sale.

The Trust's custodian is State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110.

                             STRONG GROWTH PORTFOLIO
                       LPT VARIABLE INSURANCE SERIES TRUST
                            1755 CREEKSIDE OAKS DRIVE
                          SACRAMENTO, CALIFORNIA 95833

                                 CLASS A SHARES

LPT Variable Insurance Series Trust (the "Trust") is an open-end, series management investment company which currently offers shares of beneficial interest of eight series (referred to as the "Portfolios" or individually as the "Portfolio"), each of which has a different investment objective and represents the entire interest in a separate portfolio of investments. THIS PROSPECTUS CONTAINS INFORMATION PERTAINING TO THE STRONG GROWTH PORTFOLIO ONLY. This Portfolio is currently available to the public only through variable annuity contracts ("VA Contracts") issued by London Pacific Life and Annuity Company ("Life Company").

Please read this Prospectus before investing in the Strong Growth Portfolio and keep it for future reference. The Prospectus contains information about the Strong Growth Portfolio that a prospective investor should know before investing.

A Statement of Additional Information ("SAI") dated May 1, 1998 is available without charge upon request and may be obtained by calling the Life Company at
(800) 852-3152 or by writing to the Life Company's Annuity Service Center, P.O. Box 29564, Raleigh, North Carolina 27626. Some of the discussions contained in this Prospectus refer to the more detailed descriptions contained in the SAI, which is incorporated by reference into this Prospectus and has been filed with the Securities and Exchange Commission.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK OR OTHER DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE PURCHASER OF A VA CONTRACT SHOULD READ THIS PROSPECTUS IN CONJUNCTION WITH THE PROSPECTUS FOR HIS OR HER VA CONTRACT.


                           PROSPECTUS DATED MAY 1, 1998


                                TABLE OF CONTENTS
                                                                                                               PAGE
                                                                                                               ----

                  FINANCIAL HIGHLIGHTS..........................................................................   1

                  INVESTMENT OBJECTIVE AND POLICIES.............................................................   2

                  IMPLEMENTATION OF POLICIES AND RISKS..........................................................   3
                     Foreign Securities and Currencies..........................................................   3
                     Foreign Investment Companies...............................................................   4
                     Derivative Instruments.....................................................................   4
                     Illiquid Securities........................................................................   4
                     Small Companies............................................................................   4
                     Debt Obligations...........................................................................   5
                     Government Securities......................................................................   5
                     When-Issued Securities.....................................................................   6
                     Portfolio Turnover.........................................................................   6

                  MANAGEMENT OF THE TRUST.......................................................................   6
                     Investment Adviser.........................................................................   6
                     Expense Reimbursement......................................................................   7
                     Sub-Adviser................................................................................   7
                     Sub-Advisory Fees..........................................................................   7

                  SALES AND REDEMPTIONS.........................................................................   7

                  NET ASSET VALUE...............................................................................   8

                  PERFORMANCE INFORMATION.......................................................................   8
                     Performance of the Portfolio...............................................................   9
                     Comparable Public Fund Performance.........................................................   9

                  TAX STATUS, DIVIDENDS, AND DISTRIBUTIONS......................................................  10

                  ADDITIONAL INFORMATION........................................................................  10

                              FINANCIAL HIGHLIGHTS

The following information has been audited by Price Waterhouse LLP, Independent Accountants, whose unqualified report thereon is included in the Annual Report, which is incorporated by reference into the SAI. The Financial Highlights should be read in conjunction with the Financial Statements and Notes thereto included in the Annual Report.





                       LPT VARIABLE INSURANCE SERIES TRUST
                             STRONG GROWTH PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD




                                                   YEAR ENDED               PERIOD ENDED
                                                DECEMBER 31, 1997         DECEMBER 31, 1996*
                                                -----------------         ------------------

Net asset value, beginning of period              $    11.92                 $    10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)                              (0.04)                      0.25
Net realized and unrealized gain (loss) on
  Investments                                           3.07                       2.49
                                                  -----------                -----------
Total from investment operations                        3.03                       2.74
                                                  -----------                -----------

LESS DISTRIBUTIONS:
Dividends from net investment income                    0.00                      (0.22)
Distributions from net realized capital gains          (1.48)                     (0.60)
                                                  -----------                ------------
Total distributions                                    (1.48)                     (0.82)
                                                  -----------                ------------

Net asset value, end of period                    $    13.47                 $    11.92
                                                  ===========                ============

TOTAL RETURN ++                                        25.56%                     20.27%
                                                  ===========                ============

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
DATA

Net assets, end of period (in 000's)              $    2,912                 $    1,513
Ratio of operating expenses to average net
  Assets                                                1.29%                      1.26%+
Ratio of net investment income to average net
  Assets                                               (0.26%)                     2.25%+
Portfolio turnover rate                               270.11%                    422.67%
Average commission rate per share +++             $   0.0662                 $   0.0575
Ratio of operating expenses to average net
   Assets before waiver of fees and expense
  Reimbursements                                        4.44%                      7.09%+
Net investment income (loss) per share before
  Waiver of fees and expense reimbursements (a)        ($0.46)                   ($0.39)

+    Annualized

++ Total return represents aggregate total return for the year ended December 31, 1997 and for the period February 9, 1996 (effective date) to December 31, 1996, respectively. The total return would have been lower if certain expenses had not been reimbursed by London Pacific.



+++ Average commission rate paid per share on equity securities purchased and sold by the Portfolio. Amount excludes mark-ups, mark-downs or spreads paid on shares traded.

(a)  Based on the average of the daily shares  outstanding  throughout the year.
* For the period January 31, 1996 (Commencement of Operations) to December 31, 1996

                        See Notes to Financial Statements


                        INVESTMENT OBJECTIVE AND POLICIES

Each Portfolio of the Trust has a different investment objective or objectives which it pursues through separate investment policies. The investment objective of the Strong Growth Portfolio is not fundamental and may be changed without the approval of a majority of the outstanding shares of the Portfolio. All other investment policies or limitations, unless otherwise specifically stated, are non-fundamental and may be changed by the Trustees of the Trust without a vote of the shareholders. There is no assurance that the Portfolio will achieve its objective. A complete list of investment restrictions, including those restrictions which cannot be changed without shareholder approval, is contained in the SAI. United States Treasury Regulations applicable to portfolios that serve as the funding vehicles for variable annuity and variable life insurance contracts generally require that such portfolios invest no more than 55% of the value of their assets in one investment, 70% in two investments, 80% in three investments, and 90% in four investments. The Portfolio intends to comply with the requirements of these Regulations.

In order to comply with regulations which may be issued by the U.S. Treasury, the Trust may be required to limit the availability or change the investment policies of one or more Portfolios or to take steps to liquidate one or more Portfolios. The Trust will not change any fundamental investment policy of a Portfolio without a vote of shareholders of that Portfolio.

Except as otherwise noted herein, if the securities rating of a debt security held by the Portfolio declines below the minimum rating for securities in which the Portfolio may invest, the Portfolio will not be required to dispose of the security, but the Portfolio's Sub-Adviser will consider whether continued investment in the security is consistent with the Portfolio's investment objective.

In implementing its investment objective and policies, the Portfolio uses a variety of instruments, strategies and techniques which are described in more detail in the SAI. With respect to the Portfolio's investment policies, use of the term "primarily" means that under normal circumstances, at least 65% of such Portfolio's assets will be invested as indicated. A description of the ratings systems used by the following nationally recognized statistical rating organizations ("NRSROs") is contained in the SAI: Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), Duff & Phelps, Inc. ("Duff"), Fitch IBCA, Inc. ("Fitch")and Thomson Bankwatch, Inc. New instruments, strategies and techniques, however, are evolving continually and the Portfolio reserves authority to invest in or implement them to the extent consistent with its investment objectives and policies. If new instruments, strategies or techniques would involve a material change to the information contained herein, they will not be purchased or implemented until this Prospectus is appropriately supplemented.

The Portfolio seeks capital growth. The Portfolio invests primarily in equity securities that the Sub-Adviser believes have above-average growth prospects.

Under normal market conditions, the Portfolio will invest at least 65% of its total assets in equity securities, including common stocks, preferred stocks, and securities that are convertible into common or preferred stocks, such as warrants and convertible bonds. While the emphasis of the Portfolio is clearly on equity securities, the Portfolio may invest a limited portion of its assets in debt obligations when the Sub-Adviser perceives that they are more attractive than stocks on a long-term basis. The Portfolio may invest up to 35% of its total assets in debt obligations, including intermediate- to long-term corporate or U.S. Government debt securities. When the Sub-Adviser determines that market conditions warrant a temporary defensive position, the Portfolio may invest without limitation in cash and short-term fixed income securities. Although the debt obligations in which it invests will be primarily investment-grade, the Portfolio may invest up to 5% of its total assets in non-investment-grade debt obligations. (See "Implementation of Policies and Risks - Debt Obligations.")

The Portfolio may invest up to 15% of its total assets directly in the securities of foreign issuers. It may also invest without limitation in foreign securities in domestic markets through depositary receipts. However, as a matter of policy, the Sub-Adviser intends to limit total foreign exposure, including both direct investments and depositary receipts, to no more than 25% of the Portfolio's total assets. See "Implementation of Policies and Risks - Foreign Securities and Currencies" for the special risks associated with foreign investments.

The Portfolio will generally invest in companies whose earnings are believed to be in a relatively strong growth trend, and, to a lesser extent, in companies in which significant further growth is not anticipated but whose market value is thought to be undervalued. In identifying companies with favorable growth prospects, the Sub-Adviser ordinarily looks to certain other characteristics, such as the following:

     --   prospects for above-average sales and earnings growth;

     --   high return on invested capital;

     -- overall financial strength, including sound financial and accounting policies and a strong balance sheet;

     --   competitive advantages, including innovative products and service;

     --   effective research, product development, and marketing; and

     --   stable, capable management.

                      IMPLEMENTATION OF POLICIES AND RISKS

In addition to the Portfolio's investment policies described above (and subject to certain restrictions described herein), the Portfolio may invest in the following securities and employ the following investment techniques, some of which may present special risks as described below. The Portfolio may also engage in reverse repurchase agreements and mortgage dollar roll transactions. A more complete discussion of these securities and investment techniques and their associated risks is presented in the SAI.

FOREIGN SECURITIES AND CURRENCIES:

The Portfolio may invest in foreign securities, either directly or indirectly through the use of depositary receipts. (See "Investment Objective and Policies.") Depositary receipts are generally issued by banks or trust companies and evidence ownership of underlying foreign securities.

Foreign investments involve special risks, including:

     --   expropriation,   confiscatory   taxation,  and  withholding  taxes  on
          dividends and interest;

     -- less extensive regulation of foreign brokers, securities markets, and issuers;

     --   less  publicly   available   information   and  different   accounting
          standards;

     -- costs incurred in conversions between currencies, possible delays in settlement in foreign securities markets, limitations on the use or transfer of assets (including suspension of the ability to transfer currency from a given country), and difficulty of enforcing obligations in other countries; and

     --   diplomatic developments and political or social instability.

Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, including growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments positions. Many foreign securities are less liquid and their prices more volatile than comparable U.S. securities. Although the Portfolio generally invests only in securities that are regularly traded on recognized exchanges or in over-the-counter markets, from time to time foreign securities may be difficult to liquidate rapidly without adverse price effects. Certain costs attributable to foreign investing, such as custody charges and brokerage costs, are higher than those attributable to domestic investing.

The Portfolio may invest in securities of issuers in developing or emerging markets and economies. Risks of investing in developing or emerging markets include:

     --   less social, political, and economic stability;

     -- smaller securities markets and lower trading volume, which may result in a lack of liquidity and greater price volatility;

     -- certain national policies that may restrict the Portfolio's investment opportunities, including restrictions on investments in issuers or industries deemed sensitive to national interests, or expropriation or confiscation of assets or property, which could result in the Portfolio's loss of its entire investment in that market; and

     --   less  developed  legal   structures   governing   private  or  foreign
          investments or allowing for judicial redress for injury to private property.

In addition, brokerage commissions, custodial services, withholding taxes, and other costs relating to investments in emerging markets generally are more expensive than in the U.S. and certain more established foreign markets. Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures negotiated or imposed by the countries with which they trade.

Because most foreign securities are denominated in non-U.S. currencies, the investment performance of the Portfolio could be significantly affected by changes in foreign currency exchange rates. The value of the Portfolio's assets denominated in foreign currencies will increase or decrease in response to fluctuations in the value of those foreign currencies relative to the U.S. dollar. Currency exchange rates can be volatile at times in response to supply and demand in the currency exchange markets, international balances of payments, governmental intervention, speculation and other political and economic conditions.

The Portfolio may purchase and sell foreign currency on a spot basis and may engage in forward currency contracts, currency options, and futures transactions for hedging or any other lawful purpose. (See "Derivative Instruments".)

FOREIGN INVESTMENT COMPANIES. Some of the countries in which the Portfolio invests may not permit direct investment by outside investors. Investments in such countries may only be permitted through foreign government-approved or -authorized investment vehicles, which may include other investment companies. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitation under the Investment Company Act of 1940 (the "1940 Act").




DERIVATIVE INSTRUMENTS. Derivative instruments may be used by the Portfolio for any lawful purpose consistent with the Portfolio's investment objective, including hedging or managing risk but not for speculation. Derivative instruments are securities or agreements whose value is derived from the value of some underlying asset, for example, securities, currencies, reference indexes, or commodities. Options, futures, and options on futures transactions are considered derivative transactions. Derivatives generally have investment characteristics that are based upon either forward contracts (under which one party is obligated to buy and the other party is obligated to sell an underlying asset at a specific price on a specified date) or option contracts (under which the holder of the option has the right but not the obligation to buy or sell an underlying asset at a specified price on or before a specified date). Consequently, the change in value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset. In contrast, the buyer of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The seller of an option-based derivative generally will receive fees or premiums but generally is exposed to losses due to changes in the value of the underlying asset. Derivative transactions may include elements of leverage and, accordingly, the fluctuation of the value of the derivative transaction in relation to the underlying asset may be magnified. In addition to options, futures, and options on futures transactions, derivative transactions may include short sales against the box, in which the Portfolio sells a security it owns for delivery at a future date; swaps, in which the two parties agree to exchange a series of cash flows in the future, such as interest-rate payments; interest-rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; and interest-rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor." Derivative transactions may also include forward currency contracts and foreign currency exchange-related securities.

Derivative instruments may be exchange-traded or traded in over-the-counter transactions between private parties. Over-the-counter transactions are subject to additional risks such as the credit risk of the counterparty to the instrument and are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instruments in relation to the underlying asset may be magnified. When required by SEC guidelines, the Portfolio will set aside permissible liquid assets or securities positions that substantially correlate to the market movements of the derivatives transactions in a segregated account to secure its obligations under derivative transactions. In order to maintain its required cover for a derivative transaction, the Portfolio may need to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a derivative position.

The successful use of derivative transactions by the Portfolio is dependent upon a variety of factors, particularly the Sub-Adviser's ability to correctly anticipate trends in the underlying asset. To the extent that the Portfolio is engaging in derivative transactions other than for hedging purposes, the Portfolio's successful use of such transactions is more dependent upon the Sub-Adviser's ability to correctly anticipate such trends, since losses in these transactions may not be offset in gains in the Portfolio's investments or in lower purchase prices for assets it intends to acquire. The Sub-Adviser's prediction of trends in underlying assets may prove to be inaccurate, which could result in substantial losses to the Portfolio. Hedging transactions are also subject to risks. If the Sub-Adviser incorrectly anticipates trends in the underlying asset, the Portfolio may be in a worse position than if no hedging had occurred. In addition, there may be imperfect correlation between the Portfolio's derivative transactions and the instruments being hedged.

ILLIQUID SECURITIES. The Portfolio may invest up to 15% of its net assets in illiquid securities. Illiquid securities are those securities that are not readily marketable, including restricted securities and repurchase obligations maturing in more than seven days. Certain restricted securities that may be resold to institutional investors pursuant to Rule 144A under the Securities Act of 1933 and Section 4(2) commercial paper may be considered liquid under guidelines adopted by the Trust's Board of Trustees.

SMALL AND MEDIUM COMPANIES. The Portfolio may, from time to time, invest a substantial portion of its assets in small and medium capitalization companies. While small and medium companies generally have potential for rapid growth, investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. In addition, in many instances the securities of small and medium companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of small and medium companies may be subject to greater and more abrupt price fluctuations. When making large sales, the Portfolio may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time due to the trading volume of small and medium company securities. Investors should be aware that, based on the foregoing factors, an investment in the Portfolio may be subject to greater price fluctuations than an investment in a fund that invests primarily in larger, more established companies. The Sub-Adviser's research efforts may also play a greater role in selecting securities for the Portfolio than in a fund that invests in larger, more established companies.

DEBT OBLIGATIONS:

IN GENERAL. Debt obligations in which the Portfolio may invest will primarily be investment grade debt obligations, although the Portfolio may invest up to 5% of its assets in non-investment grade debt obligations. The market value of all debt obligations is affected by changes in the prevailing interest rates. The market value of such instruments generally reacts inversely to interest rate changes. If the prevailing interest rates decline, the market value of debt obligations generally increases. If the prevailing interest rates increase, the market value of debt obligations generally decreases. In general, the longer the maturity of a debt obligation, the greater its sensitivity to changes in interest rates.

Investment-grade debt obligations include:

     -- bonds or bank obligations rated in one of the four highest rating categories of any NRSRO (e.g., BBB or higher by S&P);

     --   U.S. Government securities (as defined below);

     -- commercial paper rated in one of the three highest ratings categories of any NRSRO (e.g., A-3 or higher by S&P);

     -- short-term notes rated in one of the two highest rating categories (e.g., SP-2 or higher by S&P);

     -- short-term bank obligations that are rated in one of the three highest categories by any NRSRO (e.g., A-3 or higher by S&P), with respect to obligations maturing in one year or less;

     --   repurchase agreements involving investment-grade debt obligations; or

     -- unrated debt obligations which are determined by the Sub-Adviser to be of comparable quality.

All ratings are determined at the time of investment. Any subsequent rating downgrade of a debt obligation will be monitored by the Sub-Adviser to consider what action, if any, the Portfolio should take consistent with its investment objective. Securities rated in the fourth highest category (e.g., BBB by S&P), although considered investment-grade, have speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. Non-investment-grade debt obligations include:

     --   securities rated as low as C by S&P or their equivalents;

     --   commercial paper rated as low as C by S&P or its equivalents; and

     -- unrated debt securities judged to be of comparable quality by the Sub-Adviser.

GOVERNMENT SECURITIES. U.S. Government securities are issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Securities issued by the government include U.S. Treasury obligations, such as Treasury bills, notes, and bonds. Securities issued by government agencies or instrumentalities include, for example, obligations of the following:

     -- the Federal Housing Administration, Farmers Home Administration, Export- Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association,
          including GNMA pass-through certificates, whose securities are supported by the full faith and credit of the United States;

     -- the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury;

     -- the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and

     -- the Student Loan Marketing Association, the Interamerican Development Bank, and International Bank for Reconstruction and Development, whose securities are supported only by the credit of such agencies.

Although  the  U.S.   Government   provides   financial  support  to  such  U.S.
Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so. The U.S. Government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.

WHEN-ISSUED SECURITIES. The Portfolio may invest without limitation in securities purchased on a when-issued or delayed delivery basis. Although the payment and interest terms of these securities are established at the time the purchaser enters into the commitment, these securities may be delivered and paid for at a future date, generally within 45 days. Purchasing when-issued securities allows the Portfolio to lock in a fixed price or yield on a security it intends to purchase. However, when the Portfolio purchases a when-issued security, it immediately assumes the risk of ownership, including the risk of price fluctuation.

The greater the Portfolio's outstanding commitments for these securities, the greater the exposure to potential fluctuations in the net asset value of the Portfolio. Purchasing when-issued securities may involve the additional risk that the yield available in the market when the delivery occurs may be higher or the market price lower than that obtained at the time of commitment. Although the Portfolio may be able to sell these securities prior to the delivery date, it will purchase when-issued securities for the purpose of actually acquiring the securities, unless after entering into the commitment a sale appears desirable for investment reasons. When required by SEC guidelines, the Portfolio will set aside permissible liquid assets in a segregated account to secure its outstanding commitments for when-issued securities.

PORTFOLIO TURNOVER. The annual portfolio turnover rate indicates changes in the Portfolio's investments. The turnover rate may vary from year to year, as well as within a year. It may also be affected by sales of portfolio securities necessary to meet cash requirements for redemptions of shares. The Portfolio will not generally trade in securities for short-term profits, but, when the Sub-Adviser determines that circumstances warrant, securities may be purchased and sold without regard to the length of time held. The portfolio turnover rate for the Portfolio for the year ended December 31, 1997 was 270.11%. (See "Portfolio Turnover" in the SAI.) High rates of portfolio turnover necessarily result in correspondingly greater brokerage and portfolio trading costs, which are paid by the Portfolio.

                             MANAGEMENT OF THE TRUST

INVESTMENT ADVISER:

Under an Investment Advisory Agreement dated January 9, 1996 ("Investment Advisory Agreement"), LPIMC Insurance Marketing Services, 1755 Creekside Oaks Drive, Sacramento, CA 95833 (the "Adviser"), manages the investment strategies and policies of the Portfolios and the Trust, subject to the control of the Trustees.

The Adviser is a registered investment adviser organized under the laws of California. The Adviser is a wholly-owned subsidiary of the Life Company.

Under the Investment Advisory Agreement, the Adviser is obligated to formulate a continuing program for the investment of the assets of each Portfolio of the Trust in a manner consistent with each Portfolio's investment objectives, policies and restrictions and to determine from time to time securities to be purchased, sold, retained or lent by the Trust and implement those decisions. The Investment Advisory Agreement also provides that the Adviser shall manage the Trust's business and affairs and shall provide such services required for effective administration of the Trust as are not provided by employees or other agents engaged by the Trust. The Investment Advisory Agreement further provides that the Adviser shall furnish the Trust with office space and necessary personnel, pay ordinary office expenses, pay all executive salaries of the Trust and furnish, without expense to the Trust, the services of such members of its organization as may be duly elected officers or Trustees of the Trust. The Investment Advisory Agreement provides that the Adviser may retain sub-advisers, at the Adviser's own cost and expense, for the purpose of managing the investment of the assets of one or more Portfolios of the Trust.

As full compensation for its services under the Investment Advisory Agreement with respect to the Strong Growth Portfolio, the Trust will pay the Adviser a monthly fee at the following annual rates based on the average daily net assets of the Portfolio.

         PORTFOLIO                                            ADVISORY FEE
         ---------                                            ------------

         Strong Growth Portfolio                              .75%  of  first  $150   million  of  average
                                                              daily net assets

                                                              .70% of next $350  million of average  daily
                                                              net assets

                                                              .65% of average  daily net  assets  over and
                                                              above $500 million



EXPENSE REIMBURSEMENT. The Life Company has voluntarily agreed through December 31, 1998 to reimburse the Portfolio for certain expenses (excluding brokerage commissions) in excess of 1.29% as to average net assets. The Life Company has reserved the right to withdraw or modify its policy of expense reimbursement for the Portfolio. If expenses were not reimbursed, the ratio of expenses to average net assets, on an annualized basis, would have been 4.44% for the year ended ending December 31, 1997.

SUB-ADVISER:

The Adviser has engaged the Sub-Adviser for the Portfolio to make investment decisions and place orders. In accordance with the Portfolio's investment objective and policies and under the supervision of the Adviser and the Trust's Board of Trustees, the Portfolio's Sub-Adviser is responsible for the day to day investment management of the Portfolio, makes investment decisions for the Portfolio and places orders on behalf of the Portfolio to effect the investment decisions made as provided in a Sub-Advisory Agreement among the Sub-Adviser, the Adviser and the Trust.

The Sub-Adviser for the Portfolio is Strong Capital Management, Inc., P.O. Box 2936, Milwaukee, WI 53201-2936.

The Sub-Adviser began conducting business in 1974. Since then, its principal business has been providing continuous investment supervision for mutual funds, individuals, and institutional accounts, such as pension funds and profit-sharing plans. As of February 28, 1998, the Sub-Adviser had approximately $29.8 billion under management. Mr. Richard S. Strong is the controlling shareholder of the Sub-Adviser. The Sub-Adviser also acts as investment adviser for each of the mutual funds comprising the Strong Family of Funds.

Ronald C. Ognar is the portfolio manager of the Sub-Adviser for the Portfolio. Mr. Ognar, a Chartered Financial Analyst with more than 26 years of investment experience, joined the Sub-Adviser in April 1993 after two years as a principal and portfolio manager with RCM Capital Management. For approximately three years prior to that, he was a portfolio manager at Kemper Financial Services in Chicago. Mr. Ognar began his investment career in 1968 at LaSalle National Bank in Chicago after serving two years in the U.S. Army. He received his bachelor's degree in accounting from the University of Illinois in 1968.

SUB-ADVISORY FEES. Under the terms of the Sub-Advisory Agreement, the Adviser shall pay to the Sub-Adviser, as full compensation for services rendered under the Sub-Advisory Agreement with respect to the Portfolio, monthly fees at the following annual rates based on the average daily net assets of the Portfolio.

         PORTFOLIO                                            SUB-ADVISORY FEE
         ---------                                            ----------------

         Strong Growth Portfolio                              .50%  of  first  $150   million  of  average
                                                              daily net assets

                                                              .45% of the next  $350  million  of  average
                                                              daily net assets

                                                              .40% of average  daily net  assets  over and
                                                              above $500 million

                              SALES AND REDEMPTIONS

The Trust sells shares only to the separate accounts of the Life Company as a funding vehicle for the VA Contracts offered by the Life Company. No fee is charged upon the sale or redemption of the Trust's shares. Expenses of the Trust will be passed through to the separate accounts of the Life Company, and therefore, will be ultimately borne by VA Contract owners. In addition, other fees and expenses will be assessed by the Life Company at the separate account level. (See the Prospectus for the VA Contract for a description of all fees and charges relating to the VA Contract.)

The separate account of the Life Company places orders to purchase and redeem shares of each Portfolio based on, among other things, the amount of contributions to be invested and surrender and transfer requests to be effected on that day pursuant to the VA Contracts issued by the Life Company. Orders received by the Trust are effected on days on which the New York Stock Exchange is open for trading, at the net asset value per share next determined after receipt of the order. For orders received before 4:00 p.m. New York time, such purchases and redemptions of shares of each Portfolio are effected at the respective net asset values per share determined as of 4:00 p.m. New York time on that day. See "Net Asset Value", below and "Determination of Net Asset Value" in the Trust's SAI. Payment for redemptions will be made within seven days after receipt of a redemption request in good order. No fee is charged the separate account of the Life Company when it redeems Portfolio shares. The Trust may suspend the sale of shares at any time and may refuse any order to purchase shares.

The Trust may suspend the right of redemption of shares of any Portfolio and may postpone payment for any period: (i) during which the New York Stock Exchange is closed other than for customary weekend and holiday closings or during which trading on the New York Stock Exchange is restricted; (ii) when the Securities and Exchange Commission determines that a state of emergency exists which makes the sale of portfolio securities or the determination of net asset value not reasonably practicable; (iii) as the Securities and Exchange Commission may by order permit for the protection of the security holders of the Trust; or (iv) at any time when the Trust may, under applicable laws and regulations, suspend payment on the redemption of its shares.

                                 NET ASSET VALUE

Each Portfolio calculates the net asset value of its shares by dividing the total value of its assets (the securities held by the Portfolio, plus any cash or other assets, including interest and dividends accrued but not yet received), less its total liabilities, by the total number of shares outstanding. Shares are valued as of the close of trading on the New York Stock Exchange (usually considered 4:00 p.m. Eastern Time) each day the New York Stock Exchange is open ("Business Days"). Portfolio securities for which market quotations are readily available are stated at market value. Short-term investments that will mature in 60 days or less are valued using amortized cost, which the Trust's Board of Trustees has determined approximates market value. Amortized cost valuation involves valuing a portfolio security initially at its cost, and, thereafter, assuming a constant amortization to maturity of any discount or premium. All other securities and assets are valued at their fair value following procedures approved by the Trust's Board of Trustees. See "Determination of Net Asset Value" in the SAI for a description of the special valuation procedures for options and futures contracts.

Certain Portfolios are expected to invest in foreign securities listed on foreign stock exchanges or debt securities of the United States and foreign governments and corporations. Some of these securities trade on days other than Business Days, as defined above. Foreign securities quoted in foreign currencies are translated into United States dollars at the exchange rates at 1:00 p.m. Eastern Time or at such other rates as a Sub-Adviser may determine to be appropriate in computing net asset value. As a result, fluctuations in the value of such currencies in relation to the United States dollar will affect the net asset value of a Portfolio's shares even though there has not been any change in the market values of such securities.

Because of time zone differences, foreign exchanges and securities markets will usually be closed prior to the time of the closing of the New York Stock Exchange and values of foreign options and foreign securities will be determined as of the earlier closing of such exchanges and securities markets. However, events affecting the values of such foreign securities may occasionally occur between the earlier closing of such exchanges and securities markets and the closing of the New York Stock Exchange which will not be reflected in the computation of the net asset value of the Portfolios. If an event materially affecting the value of such foreign securities occurs during such period of which a Sub-Adviser becomes aware, then such securities will be valued at fair value as determined in good faith, or in accordance with procedures adopted, by the Trust's Board of Trustees.

                             PERFORMANCE INFORMATION

Performance information for each of the Portfolios may also be presented from time to time in advertisements and sales literature. The Portfolios may advertise several types of performance information. These are the "yield," "average annual total return" and "aggregate total return". Each of these figures is based upon historical results and is not necessarily representative of the future performance of any Portfolio.

The yield of a Portfolio's shares is determined by annualizing net investment income earned per share for a stated period (normally one month or thirty days) and dividing the result by the net asset value per share at the end of the valuation period. The average annual total return and aggregate total return figures measure both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of the underlying investments in, the Portfolio's portfolio for the period in question, assuming the reinvestment of all dividends. Thus, these figures reflect the change in the value of an investment in a Portfolio's shares during a specified period. Average annual total return will be quoted for at least the one, five and ten year periods ending on a recent calendar quarter (or if such periods have not yet elapsed, at the end of a shorter period corresponding to the life of the Portfolio). Average annual total return figures are annualized and, therefore, represent the average annual percentage change over the period in question. Total return figures are not annualized and represent the aggregate percentage or dollar value change over the period in question. For more information regarding the computation of yield, average annual total return and aggregate total return, see "Performance Information" in the SAI.

Any Portfolio performance information presented will also include performance information for the Life Company separate accounts investing in the Trust which will take into account insurance-related charges and expenses under such insurance policies and contracts.

Advertisements concerning the Trust may from time to time compare the performance of one or more Portfolios to various indices. Advertisements may also contain the performance rankings assigned certain Portfolios or their Sub-Advisers by various publications and statistical services, including, for example, SEI, Lipper Analytical Services Mutual Funds Survey, Lipper Variable Insurance Products Performance Analysis Service, Morningstar, Intersec Research Survey of Non-U.S. Equity Fund Returns, Frank Russell International Universe, Kiplinger's Personal Finance, and Financial Services Week. Any such comparisons or rankings are based on past performance and the statistical computation performed by publications and services, and are not necessarily indications of future performance. Because the Portfolios are managed investment vehicles investing in a wide variety of securities, the securities owned by a Portfolio will not match those making up an index.

PERFORMANCE OF THE PORTFOLIO. The following table shows the average annualized total return for the year ended December 31, 1997 and the fiscal period February 9, 1996 (the effective date of the Trust's Registration Statement) to December 31, 1997 of an investment in the Strong Growth Portfolio, as well as a comparison with the Standard & Poor's 500 Composite Stock Price Index, an unmanaged index generally considered to be representative of the stock market and the Russell 2000 Small Company Index, an unmanaged index of 2000 small company stocks. The performance figures shown for the Portfolio in the chart below reflect the actual fees and expenses paid by the Portfolio.


                           AVERAGE ANNUAL TOTAL RETURN
                    FOR THE PERIODS ENDED DECEMBER 31, 1997



                                                                                     FEBRUARY 9, 1996 TO
     PORTFOLIO                                    ONE YEAR                            DECEMBER 31, 1997
     ---------                                    --------                           --------------------

     Strong Growth Portfolio                       25.56%                                  24.42%

     Standard & Poor's 500 Stock Index             33.36%                                  25.42%

     Russell 2000 Small Company Index              22.24%                                  17.31%


COMPARABLE PUBLIC FUND PERFORMANCE. The Strong Growth Portfolio has the same investment objective and follows substantially the same investment strategies as the Strong Growth Fund, a mutual fund whose shares are sold to the public. The Sub-Adviser for the Strong Growth Portfolio is the investment adviser of the Strong Growth Fund.

Set  forth  below is the  historical  performance  of the  Strong  Growth  Fund.
Investors should not consider this performance data as an indication of the future performance of the Strong Growth Portfolio. The performance figures shown below reflect the deduction of the historical fees and expenses paid by the Strong Growth Fund, and not those to be paid by the Portfolio. The figures also do not reflect the deduction of any insurance fees or charges which are imposed by the Life Company in connection with its sale of VA Contracts. Investors should refer to the separate account prospectus describing the VA Contracts for information pertaining to these insurance fees and charges. The insurance separate account fees will have a detrimental effect on the performance of the Portfolio. Additionally, although it is anticipated that the Portfolio and its corresponding public fund series will hold similar securities, their investment results are expected to differ. In particular, differences in asset size and in cash flow resulting from purchases and redemptions of Portfolio shares may result in different security selections, differences in the relative weightings of securities or differences in the price paid for particular portfolio holdings. The results shown reflect the reinvestment of dividends and distributions, and were calculated in the same manner that will be used by the Strong Growth Portfolio to calculate its own performance.

The following table shows the average annualized total returns for the fiscal year ended December 31, 1997, of a 1-year investment and of an investment since inception in the Strong Growth Fund, as well as a comparison with the Standard & Poor's 500 Composite Stock Price Index, an unmanaged index generally considered to be representative of the stock market and the Russell 2000 Small Company Index, an unmanaged index of 2000 small company stocks.

                                                                                      SINCE               INCEPTION
         FUND                                              1 YEAR                   INCEPTION               DATE
         ----                                              ------                   ---------             ---------
         Strong Growth Fund                                 19.05%                    23.85%              12-31-93

         Standard & Poor's 500 Stock Index                  33.36%                    22.96%             From 1-1-94

         Russell 2000 Small Company Index                   22.24%                    15.79%               1-1-94


                    TAX STATUS, DIVIDENDS, AND DISTRIBUTIONS

Each Portfolio of the Trust intends to qualify and elect to be treated as a regulated investment company that is taxed under the rules of Subchapter M of the Internal Revenue Code. As such an electing regulated investment company, a Portfolio will not be subject to federal income tax on its net ordinary income and net realized capital gains to the extent that at least 90% of net ordinary income and net short term capital gains are distributed to the separate account of the Life Company which holds its shares. For further information concerning federal income tax consequences for the holders of the VA Contracts of the Life Company, investors should consult the prospectus used in connection with the issuance of their VA Contracts.

Each of the Portfolios will declare and distribute dividends from net ordinary income at least annually and will distribute its net realized capital gains, if any, at least annually. Distributions of ordinary income and capital gains will be made in shares of such Portfolios unless an election is made on behalf of a separate account to receive distributions in cash. The Life Company will be informed at least annually about the amount and character of distributions from the Trust for federal income tax purposes.

                             ADDITIONAL INFORMATION

The Trust was established as a Massachusetts business trust under the laws of Massachusetts by a Declaration of Trust dated January 23, 1995, as amended (the "Declaration of Trust"). Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust contains an express disclaimer of shareholder liability in connection with Trust property or the acts, obligations, or affairs of the Trust. The Declaration of Trust also provides for indemnification out of a Portfolio's property of any shareholder of that Portfolio held personally liable for the claims and liabilities to which a shareholder may become subject by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Portfolio itself would be unable to meet its obligations. A copy of the Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts.

The Trust has an unlimited authorized number of shares of beneficial interest. Shares of the Trust are entitled to one vote per share (with proportional voting for fractional shares) and are freely transferable, and, in liquidation of a Portfolio, shareholders of the Portfolio are entitled to receive pro rata the net assets of the Portfolio. Although no Portfolio is required to hold annual meetings of its shareholders, shareholders have the right to call a meeting to elect or remove Trustees or to take other actions as provided in the Declaration of Trust. Shareholders have no preemptive rights.

The Trust is authorized to subdivide each series (Portfolio) into two or more classes. Currently, shares of the Portfolios are divided into Class A and Class
B. Each class of shares of a Portfolio is entitled to the same rights and privileges as all other classes of the Portfolio, provided however, that each class bears the expenses related to its distribution arrangements, as well as any other expenses attributable to the class and unrelated to managing the Portfolio's portfolio securities. Any matter that affects only the holders of a particular class of shares may be voted on only by such shareholders. Through this Prospectus, the Trust offers Class A shares in the Portfolio. To date, the Trust has never offered its Class B shares for sale.

The Trust's custodian is State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110.

                      STRONG INTERNATIONAL STOCK PORTFOLIO
                       LPT VARIABLE INSURANCE SERIES TRUST
                            1755 CREEKSIDE OAKS DRIVE
                          SACRAMENTO, CALIFORNIA 95833

                                 CLASS A SHARES

LPT Variable Insurance Series Trust (the "Trust") is an open-end, series management investment company which currently offers shares of beneficial interest of eight series (referred to as the "Portfolios" or individually as the "Portfolio"), each of which has a different investment objective and represents the entire interest in a separate portfolio of investments. THIS PROSPECTUS CONTAINS INFORMATION PERTAINING TO THE STRONG INTERNATIONAL STOCK PORTFOLIO ONLY. SHARES OF THE STRONG INTERNATIONAL STOCK PORTFOLIO ARE NO LONGER AVAILABLE FOR INVESTMENT. This portfolio is currently available to the public only through variable annuity contracts ("VA Contracts") issued by London Pacific Life and Annuity Company ("Life Company").

Please read this Prospectus carefully before investing in the Strong International Stock Portfolio and keep it for future reference. The Prospectus contains information about the Strong International Stock Portfolio that a prospective investor should know before investing.

A Statement of Additional Information ("SAI") dated May 1, 1998, is available without charge upon request and may be obtained by calling the Life Company at
800) 852-3152 or by writing to the Life Company's Annuity Service Center, P.O. Box 29564, Raleigh, North Carolina 27626. Some of the discussions contained in this Prospectus refer to the more detailed descriptions contained in the SAI, which is incorporated by reference into this Prospectus and has been filed with the Securities and Exchange Commission.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK OR OTHER DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE PURCHASER OF A VA CONTRACT SHOULD READ THIS PROSPECTUS IN CONJUNCTION WITH THE PROSPECTUS FOR HIS OR HER VA CONTRACT.


                           PROSPECTUS DATED MAY 1, 1998

                                TABLE OF CONTENTS

                                                                                                              PAGE
                                                                                                              ----
              FINANCIAL HIGHLIGHTS............................................................................    1

              INVESTMENT OBJECTIVE AND POLICIES...............................................................    2

              IMPLEMENTATION OF POLICIES AND RISKS............................................................    3
                  Foreign Securities and Currencies...........................................................    3
                  Foreign Investment Companies................................................................    4
                  Derivative Instruments......................................................................    4
                  Illiquid Securities.........................................................................    5
                  Small Companies.............................................................................    5
                  Debt Obligations............................................................................    5
                  Government Securities.......................................................................    6
                  When-Issued Securities......................................................................    6
                  Mortgage Dollar Rolls and Reverse Repurchase Agreements.....................................    6
                  Portfolio Turnover..........................................................................    7

              MANAGEMENT OF THE TRUST.........................................................................    7
                  Investment Adviser..........................................................................    7
                  Expense Reimbursement.......................................................................    7
                  Sub-Adviser.................................................................................    7
                  Sub-Advisory Fees...........................................................................    8

              SALES AND REDEMPTIONS...........................................................................    8

              NET ASSET VALUE.................................................................................    8

              PERFORMANCE INFORMATION.........................................................................    9
                  Performance of the Portfolio................................................................    9
                  Comparable Public Fund Performance..........................................................    10

              TAX STATUS, DIVIDENDS, AND DISTRIBUTIONS........................................................    11

              ADDITIONAL INFORMATION..........................................................................    11

                              FINANCIAL HIGHLIGHTS

The following information has been audited by Price Waterhouse LLP, Independent Accountants, whose unqualified report thereon is included in the Annual Report, which is incorporated by reference into the SAI. The Financial Highlights should be read in conjunction with the Financial Statements and Notes thereto included in the Annual Report.


                       LPT VARIABLE INSURANCE SERIES TRUST
                      STRONG INTERNATIONAL STOCK PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD



                                                   YEAR ENDED                  PERIOD ENDED
                                                DECEMBER 31, 1997            DECEMBER 31, 1996*
                                                -----------------            ------------------

Net asset value, beginning of period              $    10.58                    $    10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)                               0.07                          0.03
Net realized and unrealized gain (loss) on
  Investments                                          (1.30)                         0.61
                                                  -----------                   -----------
Total from investment operations                       (1.23)                         0.64
                                                  -----------                   -----------

LESS DISTRIBUTIONS:
Dividends from net investment income                   (0.06)                        (0.01)
Distributions from net realized capital gains          (0.39)                        (0.05)
                                                  -----------                   -----------
Total distributions                                    (0.45)                        (0.06)
                                                  -----------                   -----------

Net asset value, end of period                    $     8.90                    $    10.58
                                                  ===========                   ===========

TOTAL RETURN ++                                       (11.62%)                        5.85%
                                                  ===========                   ===========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
DATA

Net assets, end of period (in 000's)              $    1,492                    $    1,221
Ratio of operating expenses to average net
  Assets                                                1.49%                         1.45%+
Ratio of net investment income to average net
  Assets                                                0.68%                         0.27%+
Portfolio turnover rate                               165.59%                        49.32%
Average commission rate per share +++             $   0.0108                    $   0.0096
Ratio of operating expenses to average net
   Assets before waiver of fees and expense
  Reimbursements                                        6.81%                         7.74%+
Net investment income (loss) per share before
  Waiver of fees and expense reimbursements (a)       ($0.49)                       ($0.58)

+    Annualized

++ Total return represents aggregate total return for the year ended December 31, 1997 and for the period February 9, 1996 (effective date) to December 31, 1996, respectively. The total return would have been lower if certain expenses had not been reimbursed by London Pacific.

+++ Average commission rate paid per share on equity securities purchased and sold by the Portfolio. Amount excludes mark-ups, mark-downs or spreads paid on shares traded.

(a)  Based on the average of the daily shares  outstanding  throughout the year.
* For the period January 31, 1996 (Commencement of Operations) to December 31, 1996

                        See Notes to Financial Statements

                        INVESTMENT OBJECTIVE AND POLICIES

Each Portfolio of the Trust has a different investment objective or objectives which it pursues through separate investment policies. The investment objective of the Strong International Stock Portfolio is not fundamental and may be changed without the approval of a majority of the outstanding shares of the Portfolio. All other investment policies or limitations, unless otherwise specifically stated, are non-fundamental and may be changed by the Trustees of the Trust without a vote of the shareholders. There is no assurance that the Portfolio will achieve its objective. A complete list of investment restrictions, including those restrictions which cannot be changed without shareholder approval, is contained in the SAI. United States Treasury Regulations applicable to portfolios that serve as the funding vehicles for variable annuity and variable life insurance contracts generally require that such portfolios invest no more than 55% of the value of their assets in one investment, 70% in two investments, 80% in three investments, and 90% in four investments. The Portfolio intends to comply with the requirements of these Regulations.

In order to comply with regulations which may be issued by the U.S. Treasury, the Trust may be required to limit the availability or change the investment policies of one or more Portfolios or to take steps to liquidate one or more Portfolios. The Trust will not change any fundamental investment policy of a Portfolio without a vote of shareholders of that Portfolio.

Except as otherwise noted herein, if the securities rating of a debt security held by the Portfolio declines below the minimum rating for securities in which the Portfolio may invest, the Portfolio will not be required to dispose of the security, but the Portfolio's Sub-Adviser will consider whether continued investment in the security is consistent with the Portfolio's investment objective.

In implementing its investment objective and policies, the Portfolio uses a variety of instruments, strategies and techniques which are described in more detail in the SAI. With respect to the Portfolio's investment policies, use of the term "primarily" means that under normal circumstances, at least 65% of such Portfolio's assets will be invested as indicated. A description of the ratings systems used by the following nationally recognized statistical rating organizations ("NRSROs") is contained in the SAI: Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), Duff & Phelps, Inc. ("Duff"), Fitch IBCA, Inc. ("Fitch")and Thomson Bankwatch, Inc. New instruments, strategies and techniques, however, are evolving continually and the Portfolio reserves authority to invest in or implement them to the extent consistent with its investment objectives and policies. If new instruments, strategies or techniques would involve a material change to the information contained herein, they will not be purchased or implemented until this Prospectus is appropriately supplemented.

The Portfolio seeks capital growth. The Portfolio invests primarily in the equity securities of issuers located outside the United States.

The Portfolio will invest at least 65% of its total assets in foreign equity securities, including common stocks, preferred stocks, and securities that are convertible into common or preferred stocks, such as warrants and convertible bonds, that are issued by companies whose principal headquarters are located outside the United States.

Under normal market conditions, the Portfolio expects to invest at least 90% of its total assets in foreign equity securities. The Portfolio may, however, invest up to 35% of its total assets in equity securities of U.S. issuers or debt obligations, including intermediate- to long-term debt obligations of U.S. issuers or foreign-government entities. When the Sub-Adviser determines that market conditions warrant a temporary defensive position, the Portfolio may invest without limitation in cash (U.S. dollars, foreign currencies, or multicurrency units) and short-term fixed-income securities. Although the debt obligations in which it invests will be primarily investment-grade, the Portfolio may invest up to 5% of its total assets in non-investment-grade debt obligations. (See "Implementation of Policies and Risks - Debt Obligations".)

The Portfolio will normally invest in securities of issuers located in at least three foreign countries. The Sub-Adviser expects that the majority of the Portfolio's investments will be in issuers in the following markets: Argentina, Australia, Brazil, Chile, Cambodia, the Czech Republic, France, Germany, Hong Kong, Hungary, India, Indonesia, Italy, Japan, Malaysia, Mexico, the Netherlands, New Zealand, Norway, Peru, the Philippines, Poland, Singapore,
South Africa, South Korea, Spain, Sweden, Switzerland, Taiwan, the United Kingdom and Vietnam. The Portfolio will also invest in other European, Pacific Rim, and Latin American markets.

As market and global conditions change, the Portfolio will change its allocations among the countries of the world, and nothing herein will limit the Portfolio's ability to invest in or avoid any particular countries or regions. In allocating the Portfolio's assets among various countries, the Sub-Adviser will seek economic and market environments favorable for capital appreciation and, with respect to developing countries, economic, political, and stock-market environments that show signs of stabilizing or improving. See "Implementation of Policies and Risks - Foreign Securities and Currencies" for a discussion of the special risks involved in investing in foreign securities.

In analyzing foreign companies for investment, the Sub-Adviser will ordinarily look for one or more of the following characteristics in relation to the company's prevailing stock price:

     -- prospects for above-average sales and earnings growth and high return on invested capital;

     -- overall financial strength, including sound financial and accounting policies and a strong balance sheet;

     -- significant competitive advantages, including innovative products and efficient service;

     --   effective research, product development, and marketing;

     --   pricing flexibility;

     --   stable, capable management; and

     -- other general operating characteristics that will enable the company to compete successfully in its marketplace.

                      IMPLEMENTATION OF POLICIES AND RISKS

In addition to the investment policies described above (and subject to certain restrictions described below), the Portfolio may invest in the following securities and may employ the following investment techniques, some of which may present special risks as described below. The Portfolio may engage in reverse repurchase agreements and mortgage dollar roll transactions. A more complete discussion of certain of these securities and investment techniques and the associated risks is presented in the SAI.

FOREIGN SECURITIES AND CURRENCIES:

The Portfolio may invest in foreign securities, either directly or indirectly through the use of depositary receipts. Depositary receipts are generally issued by banks or trust companies and evidence ownership of underlying foreign securities.

Foreign investments involve special risks, including:

     --   expropriation,   confiscatory   taxation,  and  withholding  taxes  on
          dividends and interest;

     -- less extensive regulation of foreign brokers, securities markets, and issuers;

     --   less  publicly   available   information   and  different   accounting
          standards;

     -- costs incurred in conversions between currencies, possible delays in settlement in foreign securities markets, limitations on the use or transfer of assets (including suspension of the ability to transfer currency from a given country), and difficulty of enforcing obligations in other countries; and

     --   diplomatic developments and political or social instability.

Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, including growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments positions. Many foreign securities are less liquid and their prices more volatile than comparable U.S. securities. Although the Portfolio generally invests only in securities that are regularly traded on recognized exchanges or in over-the-counter markets, from time to time foreign securities may be difficult to liquidate rapidly without adverse price effects. Certain costs attributable to foreign investing, such as custody charges and brokerage costs, are higher than those attributable to domestic investing.

The risks of investing in foreign markets generally are greater for investments in developing or emerging markets and economies in which the Portfolio may invest. Risks of investing in such markets include:

     --   less social, political, and economic stability;

     -- smaller securities markets and lower trading volume, which may result in a lack of liquidity and greater price volatility;

     -- certain national policies that may restrict the Portfolio's investment opportunities, including restrictions on investments in issuers or industries deemed sensitive to national interests, or expropriation or confiscation of assets or property, which could result in the Portfolio's loss of its entire investment in that market; and

     --   less  developed  legal   structures   governing   private  or  foreign
          investment or allowing for judicial redress for injury to private property.

In addition, brokerage commissions, custodial services, withholding taxes, and other costs relating to investment in emerging markets generally are more expensive than in the U.S. and certain more established foreign markets. Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures negotiated or imposed by the countries with which they trade.

Because most foreign securities are denominated in non-U.S. currencies, the investment performance of the Portfolio could be significantly affected by changes in foreign currency exchange rates. The value of the Portfolio's assets denominated in foreign currencies will increase or decrease in response to fluctuations in the value of those foreign currencies relative to the U.S. dollar. Currency exchange rates can be volatile at times in response to supply and demand in the currency exchange markets, international balances of payments, governmental intervention, speculation and other political and economic conditions.

The Portfolio may purchase and sell foreign currency on a spot basis and may engage in forward currency contracts, currency options, and futures transactions for hedging or any other lawful purpose consistent with its investment objective, including transaction hedging, anticipatory hedging, and cross hedging. Successful use of currency instruments will depend on the Sub-Adviser's skill in analyzing and predicting currency values, and there is no assurance that the use of these instruments will be advantageous to the Portfolio. (See "Derivative Instruments".)

FOREIGN INVESTMENT COMPANIES. Some of the countries in which the Portfolio invests may not permit direct investment by outside investors. Investments in such countries may only be permitted through foreign government-approved or -authorized investment vehicles, which may include other investment companies. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitation under the Investment Company Act of 1940 ("1940 Act").

DERIVATIVE INSTRUMENTS. Derivative instruments may be used by the Portfolio for any lawful purpose, including hedging, risk management, or enhancing returns, but not for speculation. Derivative instruments are securities or agreements whose value is derived from the value of some underlying asset, for example, securities, currencies, reference indexes, or commodities. Options, futures, and options on futures transactions are considered derivative transactions. Derivatives generally have investment characteristics that are based upon either forward contracts (under which one party is obligated to buy and the other party is obligated to sell an underlying asset at a specific price on a specified date) or option contracts (under which the holder of the option has the right but not the obligation to buy or sell an underlying asset at a specified price on or before a specified date). Consequently, the change in value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset. In contrast, the buyer of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The seller of an option-based derivative generally will receive fees or premiums but generally is exposed to losses due to changes in the value of the underlying asset. Derivative transactions may include elements of leverage and, accordingly, the fluctuation of the value of the derivative transaction in relation to the underlying asset may be magnified. In addition to options, futures, and options on futures transactions, derivative transactions may include short sales in which the Portfolio sells a security it owns for delivery at a future date; swaps, in which the two parties agree to exchange a series of cash flows in the future, such as interest-rate payments; interest-rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; and interest-rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor." Derivative transactions may also include forward currency contracts and foreign currency exchange-related securities.

Derivative instruments may be exchange-traded or traded in over-the-counter transactions between private parties. Over-the-counter transactions are subject to additional risks such as the credit risk of the counterparty to the instrument and are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instruments in relation to the underlying asset may be magnified. When required by SEC guidelines, the Portfolio will set aside permissible liquid assets or securities positions that substantially correlate to the market movements of the derivatives transactions in a segregated account to secure its obligations under derivative transactions. In order to maintain its required cover for a derivative transaction, the Portfolio may need to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a derivative position.

The successful use of derivative transactions by the Portfolio is dependent upon a variety of factors, particularly the Sub-Adviser's ability to correctly anticipate trends in the underlying asset. To the extent that the Portfolio is engaging in derivative transactions other than for hedging purposes, the Portfolio's successful use of such transactions is more dependent upon the Sub-Adviser's ability to correctly anticipate such trends, since losses in these transactions may not be offset in gains in the Portfolio's investments or in lower purchase prices for assets it intends to acquire. The Sub-Adviser's prediction of trends in underlying assets may prove to be inaccurate, which could result in substantial losses to the Portfolio. Hedging transactions are also subject to risks. If the Sub-Adviser incorrectly anticipates trends in the underlying asset, the Portfolio may be in a worse position than if no hedging had occurred. In addition, there may be imperfect correlation between the Portfolio's derivative transactions and the instruments being hedged.

ILLIQUID SECURITIES. The Portfolio may invest up to 15% of its net assets in illiquid securities. Illiquid securities are those securities that are not readily marketable, including restricted securities and repurchase obligations maturing in more than seven days. Certain restricted securities that may be resold to institutional investors pursuant to Rule 144A under the Securities Act of 1933 and Section 4(2) commercial paper may be considered liquid under guidelines adopted by the Trust's Board of Trustees.

SMALL AND MEDIUM COMPANIES. The Portfolio may, from time to time, invest a substantial portion of its assets in small and medium capitalization companies. While small and medium companies generally have potential for rapid growth, investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. In addition, in many instances the securities of small and medium companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of small and medium companies may be subject to greater and more abrupt price fluctuations. When making large sales, the Portfolio may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time due to the trading volume of small and medium company securities. Investors should be aware that, based on the foregoing factors, an investment in the Portfolio may be subject to greater price fluctuations than an investment in a fund that invests primarily in larger, more established companies. The Sub-Adviser's research efforts may also play a greater role in selecting securities for the Portfolio than in a fund that invests in larger, more established companies.

DEBT OBLIGATIONS:

IN GENERAL. Debt obligations in which the Portfolio may invest will primarily be investment grade debt obligations, although the Portfolio may invest up to 5% of its assets in non-investment grade debt obligations. The market value of all debt obligations is affected by changes in the prevailing interest rates. The market value of such instruments generally reacts inversely to interest rate changes. If the prevailing interest rates decline, the market value of debt obligations generally increases. If the prevailing interest rates increase, the market value of debt obligations generally decreases. In general, the longer the maturity of a debt obligation, the greater its sensitivity to changes in interest rates.

Investment-grade debt obligations include:

     -- bonds or bank obligations rated in one of the four highest rating categories of any NRSRO (e.g., BBB or higher by S&P);

     --   U.S. Government securities (as defined below);

     -- commercial paper rated in one of the three highest ratings categories of any NRSRO (e.g., A-3 or higher by S&P);

     -- short-term notes rated in one of the two highest categories (e.g., SP-2 or higher by S&P);

     -- short-term bank obligations that are rated in one of the three highest categories by any NRSRO (e.g., A-3 or higher by S&P), with respect to obligations maturing in one year or less;

     --   repurchase agreements involving investment-grade debt obligations; or

     -- unrated debt obligations which are determined by the Sub-Adviser to be of comparable quality.

All ratings are determined at the time of investment. Any subsequent rating downgrade of a debt obligation will be monitored by the Sub-Adviser to consider what action, if any, the Portfolio should take consistent with its investment objective. Investment-grade debt obligations are generally considered to have relatively low degrees of credit risk. However, securities rated in the fourth highest category (e.g., BBB by S&P), although considered investment-grade have some speculative characteristics, since their issuers' capacity for repayment may be more vulnerable to adverse economic conditions or changing circumstances than that of higher-rated issuers.

Non-investment-grade debt obligations include:

     --   securities rated as low as C by S&P or their equivalents;

     --   commercial paper rated as low as C by S&P or its equivalents; and

     -- unrated debt securities judged to be of comparable quality by the Sub-Adviser.

GOVERNMENT SECURITIES. U.S. Government securities are issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Securities issued by the government include U.S. Treasury obligations, such as Treasury bills, notes, and bonds. Securities issued by government agencies or instrumentalities include, for example, obligations of the following:

     -- the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association,
          including GNMA pass-through certificates, whose securities are supported by the full faith and credit of the United States;

     -- the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury;

     -- the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and

     -- the Student Loan Marketing Association, the Interamerican Development Bank, and International Bank for Reconstruction and Development, whose securities are supported only by the credit of such agencies.

Although  the  U.S.   Government   provides   financial  support  to  such  U.S.
Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so. The U.S. Government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.

WHEN-ISSUED SECURITIES. The Portfolio may invest without limitation in securities purchased on a when-issued or delayed delivery basis. Although the payment and interest terms of these securities are established at the time the purchaser enters into the commitment, these securities may be delivered and paid for at a future date, generally within 45 days. Purchasing when-issued securities allows the Portfolio to lock in a fixed price or yield on a security it intends to purchase. However, when the Portfolio purchases a when-issued security, it immediately assumes the risk of ownership, including the risk of price fluctuation until the settlement date.

The greater the Portfolio's outstanding commitments for these securities, the greater the exposure to potential fluctuations in the net asset value of the Portfolio. Purchasing when-issued securities may involve the additional risk that the yield available in the market when the delivery occurs may be higher or the market price lower than that obtained at the time of commitment. Although the Portfolio may be able to sell these securities prior to the delivery date, it will purchase when-issued securities for the purpose of actually acquiring the securities, unless after entering into the commitment a sale appears desirable for investment reasons. When required by SEC guidelines, the Portfolio will set aside permissible liquid assets in a segregated account to secure its outstanding commitments for when-issued securities.

MORTGAGE DOLLAR ROLLS AND REVERSE REPURCHASE AGREEMENTS. The Portfolio may engage in reverse repurchase agreements to facilitate portfolio liquidity, a practice common in the mutual fund industry, or for arbitrage transactions discussed below. In a reverse repurchase agreement, the Portfolio would sell a security and enter into an agreement to repurchase the security at a specified future date and price. The Portfolio generally retains the right to interest and principal payments on the security. Since the Portfolio receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. When required by SEC guidelines, the Portfolio will set aside permissible liquid assets in a segregated account to secure its obligation to repurchase the security.

The Portfolio may also enter into mortgage dollar rolls, in which the Portfolio would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While the Portfolio would forego principal and interest paid on the mortgage-backed securities during the roll period, the Portfolio would be compensated by the difference between the current sale price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. The Portfolio also could be compensated through the receipt of fee income equivalent to a lower forward price. At the time that the Portfolio would enter into a mortgage dollar roll, it would set aside permissible liquid assets in a segregated account to secure its obligation for the forward commitment to buy mortgage-backed securities. Mortgage dollar roll transactions may be considered a borrowing by the Portfolio.

The mortgage dollar rolls and reverse repurchase agreements entered into by the Portfolio may be used as arbitrage transactions in which the Portfolio will maintain an offsetting position in investment-grade debt obligations or repurchase agreements that mature on or before the settlement date of the related mortgage dollar roll or reverse repurchase agreement. Since the Portfolio will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage. However, since such securities or repurchase agreements will be high quality and will mature on or before the settlement date of the mortgage dollar roll or reverse repurchase agreement, the Sub-Adviser believes that such arbitrage transactions do not present the risks to the Portfolio that are associated with other types of leverage.

PORTFOLIO TURNOVER. The annual portfolio turnover rate indicates changes in the Portfolio's investments. The turnover rate may vary from year to year, as well as within a year. It may also be affected by sales of portfolio securities necessary to meet cash requirements for redemptions of shares. High portfolio turnover rates necessarily result in correspondingly greater brokerage and portfolio trading costs, which are paid by the Portfolio. The portfolio turnover rate for the Portfolio for the year ended December 31, 1997 was 165.59%. (See "Portfolio Turnover" in the SAI.)

                             MANAGEMENT OF THE TRUST

INVESTMENT ADVISER:

Under an Investment Advisory Agreement dated January 9, 1996 ("Investment Advisory Agreement"), LPIMC Insurance Marketing Services, 1755 Creekside Oaks Drive, Sacramento, CA 95833 (the "Adviser"), manages the investment strategies and policies of the Portfolios and the Trust, subject to the control of the Trustees.

The Adviser is a registered investment adviser organized under the laws of California. The Adviser is a wholly-owned subsidiary of the Life Company.

Under the Investment Advisory Agreement, the Adviser is obligated to formulate a continuing program for the investment of the assets of each Portfolio of the Trust in a manner consistent with each Portfolio's investment objectives, policies and restrictions and to determine from time to time securities to be purchased, sold, retained or lent by the Trust and implement those decisions. The Investment Advisory Agreement also provides that the Adviser shall manage the Trust's business and affairs and shall provide such services required for effective administration of the Trust as are not provided by employees or other agents engaged by the Trust. The Investment Advisory Agreement further provides that the Adviser shall furnish the Trust with office space and necessary personnel, pay ordinary office expenses, pay all executive salaries of the Trust and furnish, without expense to the Trust, the services of such members of its organization as may be duly elected officers or Trustees of the Trust. The Investment Advisory Agreement provides that the Adviser may retain sub-advisers, at the Adviser's own cost and expense, for the purpose of managing the investment of the assets of one or more Portfolios of the Trust.

As full compensation for its services under the Investment Advisory Agreement with respect to the Strong International Stock Portfolio, the Trust will pay the Adviser a monthly fee at the following annual rates based on the average daily net assets of the Portfolio.

         PORTFOLIO                                            ADVISORY FEE
         ---------                                            ------------
         Strong International Stock Portfolio                 .75%  of  first  $150   million  of  average
                                                              daily net assets

                                                              .70% of next $350  million of average  daily
                                                              net assets

                                                              .65% of average  daily net  assets  over and
                                                              above $500 million

EXPENSE REIMBURSEMENT. The Life Company has voluntarily agreed through December 31, 1998 to reimburse the Portfolio for certain expenses (excluding brokerage commissions) in excess of 1.49% as to average net assets. The Life Company has reserved the right to withdraw or modify its policy of expense reimbursement for the Portfolio. If expenses were not reimbursed, the ratio of expenses to average net assets, on an annualized basis, would have been 6.81% for the year ended December 31, 1997.

SUB-ADVISER:

The Adviser has engaged the Sub-Adviser for the Portfolio to make investment decisions and place orders. In accordance with the Portfolio's investment objective and policies and under the supervision of the Adviser and the Trust's Board of Trustees, the Portfolio's Sub-Adviser is responsible for the day to day investment management of the Portfolio, makes investment decisions for the Portfolio and places orders on behalf of the Portfolio to effect the investment decisions made as provided in a Sub-Advisory Agreement among the Sub-Adviser, the Adviser and the Trust.

The Sub-Adviser for the Portfolio is Strong Capital Management, Inc., P.O. Box 2936, Milwaukee, WI 53201-2936.

The Sub-Adviser began conducting business in 1974. Since then, its principal business has been providing continuous investment supervision for mutual funds, individuals, and institutional accounts, such as pension funds and profit-sharing plans. As of February 28, 1998, the Sub-Adviser had approximately $29.8 billion under management. Mr. Richard S. Strong is the controlling shareholder of the Sub-Adviser. The Sub-Adviser also acts as investment adviser for each of the mutual funds comprising the Strong Family of Funds.

Anthony L.T. Cragg is the portfolio manager of the Sub-Adviser for the Portfolio. Mr. Cragg joined the Sub-Adviser in April, 1993 to develop the Sub-Adviser's international investment activities. During the prior seven years, he helped establish Dillon, Read International Asset Management, where he was in charge of Japanese, Asian, and Australian investments. A graduate of Christ Church, Oxford University, Mr. Cragg began his investment career in 1980 at Gartmore, Ltd., as an international investment manager, where his tenure included assignments in London, Hong Kong, and Tokyo.

SUB-ADVISORY FEES. Under the terms of the Sub-Advisory Agreement, the Adviser shall pay to the Sub-Adviser, as full compensation for services rendered under the Sub-Advisory Agreement with respect to the Portfolio, monthly fees at the following annual rates based on the average daily net assets of the Portfolio.

         PORTFOLIO                                            SUB-ADVISORY FEE
         ---------                                            ----------------
         Strong International Stock Portfolio                 .50%  of  first  $150   million  of  average
                                                              daily net assets

                                                              .45% of the next  $350  million  of  average
                                                              daily net assets

                                                              .40% of average  daily net  assets  over and
                                                              above $500 million

                              SALES AND REDEMPTIONS

The Trust sells shares only to the separate accounts of the Life Company as a funding vehicle for the VA Contracts offered by the Life Company. No fee is charged upon the sale or redemption of the Trust's shares. Expenses of the Trust will be passed through to the separate accounts of the Life Company, and therefore, will be ultimately borne by VA Contract owners. In addition, other fees and expenses will be assessed by the Life Company at the separate account level. (See the Prospectus for the VA Contract for a description of all fees and charges relating to the VA Contract.)

The separate account of the Life Company places orders to purchase and redeem shares of each Portfolio based on, among other things, the amount of contributions to be invested and surrender and transfer requests to be effected on that day pursuant to the VA Contracts issued by the Life Company. Orders received by the Trust are effected on days on which the New York Stock Exchange is open for trading, at the net asset value per share next determined after receipt of the order. For orders received before 4:00 p.m. Eastern Standard time, such purchases and redemptions of shares of each Portfolio are effected at the respective net asset values per share determined as of 4:00 p.m. New York time on that day. See "Net Asset Value", below and "Determination of Net Asset Value" in the Trust's SAI. Payment for redemptions will be made within seven days after receipt of a redemption request in good order. No fee is charged the separate account of the Life Company when it redeems Portfolio shares. The Trust may suspend the sale of shares at any time and may refuse any order to purchase shares.

The Trust may suspend the right of redemption of shares of any Portfolio and may postpone payment for any period: (i) during which the New York Stock Exchange is closed other than for customary weekend and holiday closings or during which trading on the New York Stock Exchange is restricted; (ii) when the Securities and Exchange Commission determines that a state of emergency exists which makes the sale of portfolio securities or the determination of net asset value not reasonably practicable; (iii) as the Securities and Exchange Commission may by order permit for the protection of the security holders of the Trust; or (iv) at any time when the Trust may, under applicable laws and regulations, suspend payment on the redemption of its shares.

                                 NET ASSET VALUE

Each Portfolio calculates the net asset value of its shares by dividing the total value of its assets (the securities held by the Portfolio, plus any cash or other assets, including interest and dividends accrued but not yet received), less its total liabilities, by the total number of shares outstanding. Shares are valued as of the close of trading on the New York Stock Exchange (usually considered 4:00 p.m. Eastern Time) each day the New York Stock Exchange is open ("Business Days"). Portfolio securities for which market quotations are readily available are stated at market value. Short-term investments that will mature in 60 days or less are valued using amortized cost, which the Trust's Board of Trustees has determined approximates market value. Amortized cost valuation involves valuing a portfolio security initially at its cost, and, thereafter, assuming a constant amortization to maturity of any discount or premium. All other securities and assets are valued at their fair value following procedures approved by the Trust's Board of Trustees. See "Determination of Net Asset Value" in the SAI for a description of the special valuation procedures for options and futures contracts.

Certain Portfolios are expected to invest in foreign securities listed on foreign stock exchanges or debt securities of the United States and foreign governments and corporations. Some of these securities trade on days other than Business Days, as defined above. Foreign securities quoted in foreign currencies are translated into United States dollars at the exchange rates at 1:00 p.m. Eastern Time or at such other rates as a Sub-Adviser may determine to be appropriate in computing net asset value. As a result, fluctuations in the value of such currencies in relation to the United States dollar will affect the net asset value of a Portfolio's shares even though there has not been any change in the market values of such securities.

Because of time zone differences, foreign exchanges and securities markets will usually be closed prior to the time of the closing of the New York Stock Exchange and values of foreign options and foreign securities will be determined as of the earlier closing of such exchanges and securities markets. However, events affecting the values of such foreign securities may occasionally occur between the earlier closing of such exchanges and securities markets and the closing of the New York Stock Exchange which will not be reflected in the computation of the net asset value of the Portfolios. If an event materially affecting the value of such foreign securities occurs during such period of which a Sub-Adviser becomes aware, then such securities will be valued at fair value as determined in good faith, or in accordance with procedures adopted, by the Trust's Board of Trustees.

                             PERFORMANCE INFORMATION

Performance information for each of the Portfolios may also be presented from time to time in advertisements and sales literature. The Portfolios may advertise several types of performance information. These are the "yield," "average annual total return" and "aggregate total return." Each of these figures is based upon historical results and is not necessarily representative of the future performance of any Portfolio.

The yield of a Portfolio's shares is determined by annualizing net investment income earned per share for a stated period (normally one month or thirty days) and dividing the result by the net asset value per share at the end of the valuation period. The average annual total return and aggregate total return figures measure both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of the underlying investments in, the Portfolio's portfolio for the period in question, assuming the reinvestment of all dividends. Thus, these figures reflect the change in the value of an investment in a Portfolio's shares during a specified period. Average annual total return will be quoted for at least the one, five and ten year periods ending on a recent calendar quarter (or if such periods have not yet elapsed, at the end of a shorter period corresponding to the life of the Portfolio). Average annual total return figures are annualized and, therefore, represent the average annual percentage change over the period in question. Total return figures are not annualized and represent the aggregate percentage or dollar value change over the period in question. For more information regarding the computation of yield, average annual total return and aggregate total return, see "Performance Information" in the SAI.

Any Portfolio performance information presented will also include performance information for the Life Company separate accounts investing in the Trust which will take into account insurance-related charges and expenses under such insurance policies and contracts.

Advertisements concerning the Trust may from time to time compare the performance of one or more Portfolios to various indices. Advertisements may also contain the performance rankings assigned certain Portfolios or their Sub-Advisers by various publications and statistical services, including, for example, SEI, Lipper Analytical Services Mutual Funds Survey, Lipper Variable Insurance Products Performance Analysis Service, Morningstar, Intersec Research Survey of Non-U.S. Equity Fund Returns, Frank Russell International Universe, Kiplinger's Personal Finance, and Financial Services Week. Any such comparisons or rankings are based on past performance and the statistical computation performed by publications and services, and are not necessarily indications of future performance. Because the Portfolios are managed investment vehicles investing in a wide variety of securities, the securities owned by a Portfolio will not match those making up an index.

PERFORMANCE OF THE PORTFOLIO. The following table shows the average annualized total return for the year ended December 31, 1997 and the fiscal period February 9, 1996 (the effective date of the Trust's Registration Statement) to December 31, 1997 of an investment in the Strong International Stock Portfolio, as well as comparisons with the Standard & Poor's 500 Composite Stock Price Index, an unmanaged index generally considered to be representative of the stock market, the Morgan Stanley Capital International Europe, Asia and Far East
(EAFE) Index, an unmanaged index of leading international stocks and Lipper International Fund Index, a non-weighted index of 115 funds that invest assets in securities whose primary market is outside the U.S. The performance figures shown for the Portfolio in the chart below reflect the actual fees and expenses paid by the Portfolio.

                           AVERAGE ANNUAL TOTAL RETURN

            FOR THE PERIODS ENDED DECEMBER 31, 1997



                                                                                              FEBRUARY 9, 1996 TO
     PORTFOLIO                                             ONE YEAR                           DECEMBER 31, 1997
     ---------                                             --------                           --------------------

     Strong International Stock Portfolio                 (11.62%)                                (3.43%)

     Standard & Poor's 500 Stock Index                     33.36%                                  25.42%

     Morgan Stanley Capital International Europe,
      Asia, and Far East (EAFE) Index                       1.78%                                   3.81%

     Lipper International Fund Index                        7.27%                                   9.68%

COMPARABLE PUBLIC FUND PERFORMANCE. The Strong International Stock Portfolio has the same investment objective and follows substantially the same investment strategies as the Strong International Stock Fund, a mutual fund whose shares are sold to the public. The Sub-Adviser for the Strong International Stock Portfolio is the investment adviser of the Strong International Stock Fund. Set forth below is the historical performance of the Strong International Stock Fund. Investors should not consider this performance data as an indication of the future performance of the Strong International Stock Portfolio. The performance figures shown below reflect the deduction of the historical fees and expenses paid by the Strong International Stock Fund, and not those to be paid by the Portfolio. The figures also do not reflect the deduction of any insurance fees or charges which are imposed by the Life Company in connection with its sale of VA Contracts. Investors should refer to the separate account prospectus describing the VA Contracts for information pertaining to these insurance fees and charges. The insurance separate account fees will have a detrimental effect on the performance of the Portfolio. Additionally, although it is anticipated that the Portfolio and its corresponding public fund series will hold similar securities, their investment results are expected to differ. In particular, differences in asset size and in cash flow resulting from purchases and redemptions of Portfolio shares may result in different security selections, differences in the relative weightings of securities or differences in the price paid for particular portfolio holdings. The results shown reflect the reinvestment of dividends and distributions, and were calculated in the same manner that will be used by the Strong International Stock Portfolio to calculate its own performance.

The following table shows the average annualized total returns for the fiscal year ended October 31, 1997, of a 1-year investment and of an investment since inception in the Strong International Stock Fund, as well as a comparison with the Standard & Poor's 500 Composite Stock Price Index, an unmanaged index generally considered to be representative of the stock market, the Morgan Stanley Capital International Europe, Asia and Far East (EAFE) Index, an unmanaged index of leading international stocks and Lipper International Fund Index, a non-weighted index of 115 funds that invest assets in securities whose primary market is outside the U.S. The performance figures shown for the Portfolio in the chart below reflect the actual fees and expenses paid by the Portfolio.






                                                                                      SINCE               INCEPTION
         FUND                                              ONE YEAR                   INCEPTION                DATE
         ----                                              --------                   ---------             ---------

         Strong International Stock Fund                   < 5.71%>                    6.40%                  3-4-92

         Standard & Poor's 500 Stock Index                  32.11%                   19.45%                 4-1-92

         Morgan Stanley Capital International
         Europe, Asia, and Far East (EAFE) Index             4.63%                    9.77%                 4-1-92

         Lipper International Fund Index                    13.35%                   11.01%                 4-1-92


                    TAX STATUS, DIVIDENDS, AND DISTRIBUTIONS

Each Portfolio of the Trust intends to qualify and elect to be treated as a regulated investment company that is taxed under the rules of Subchapter M of the Internal Revenue Code. As such an electing regulated investment company, a Portfolio will not be subject to federal income tax on its net ordinary income and net realized capital gains to the extent that at least 90% of net ordinary income and net short term capital gains are distributed to the separate account of the Life Company which hold its shares. For further information concerning federal income tax consequences for the holders of the VA Contracts of the Life Company, investors should consult the prospectus used in connection with the issuance of their VA Contracts.

Each of the Portfolios will declare and distribute dividends from net ordinary income at least annually and will distribute its net realized capital gains, if any, at least annually. Distributions of ordinary income and capital gains will be made in shares of such Portfolios unless an election is made on behalf of a separate account to receive distributions in cash. The Life Company will be informed at least annually about the amount and character of distributions from the Trust for federal income tax purposes.

                             ADDITIONAL INFORMATION

The Trust was established as a Massachusetts business trust under the laws of Massachusetts by a Declaration of Trust dated January 23, 1995, as amended (the "Declaration of Trust"). Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust contains an express disclaimer of shareholder liability in connection with Trust property or the acts, obligations, or affairs of the Trust. The Declaration of Trust also provides for indemnification out of a Portfolio's property of any shareholder of that Portfolio held personally liable for the claims and liabilities to which a shareholder may become subject by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Portfolio itself would be unable to meet its obligations. A copy of the Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts.

The Trust has an unlimited authorized number of shares of beneficial interest. Shares of the Trust are entitled to one vote per share (with proportional voting for fractional shares) and are freely transferable, and, in liquidation of a Portfolio, shareholders of the Portfolio are entitled to receive pro rata the net assets of the Portfolio. Although no Portfolio is required to hold annual meetings of its shareholders, shareholders have the right to call a meeting to elect or remove Trustees or to take other actions as provided in the Declaration of Trust. Shareholders have no preemptive rights.

The Trust is authorized to subdivide each series (Portfolio) into two or more classes. Currently, shares of the Portfolios are divided into Class A and Class
B. Each class of shares of a Portfolio is entitled to the same rights and privileges as all other classes of the Portfolio, provided however, that each class bears the expenses related to its distribution arrangements, as well as any other expenses attributable to the class and unrelated to managing the Portfolio's portfolio securities. Any matter that affects only the holders of a particular class of shares may be voted on only by such shareholders. Through this Prospectus, the Trust offers Class A shares in the Portfolio. To date, the Trust has never offered its Class B shares for sale.

The Trust's custodian is State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110.



                           MFS TOTAL RETURN PORTFOLIO
                       LPT VARIABLE INSURANCE SERIES TRUST
                            1755 CREEKSIDE OAKS DRIVE
                          SACRAMENTO, CALIFORNIA 95833

                                 CLASS A SHARES

LPT Variable Insurance Series Trust (the "Trust") is an open-end, series management investment company which currently offers shares of beneficial interest of eight series (referred to as the "Portfolios" or individually as the "Portfolio"), each of which has a different investment objective and represents the entire interest in a separate portfolio of investments. THIS PROSPECTUS CONTAINS INFORMATION PERTAINING TO THE MFS TOTAL RETURN PORTFOLIO ONLY. This Portfolio is currently available to the public only through variable annuity contracts ("VA Contracts") issued by London Pacific Life and Annuity Company ("Life Company").

Please read this Prospectus before investing in the MFS Total Return Portfolio and keep it for future reference. The Prospectus contains information about the MFS Total Return Portfolio that a prospective investor should know before investing.

A Statement of Additional Information ("SAI") dated May 1, 1998 available without charge upon request and may be obtained by calling the Life Company at
(800) 852-3152 or by writing to the Life Company's Annuity Service Center, P.O. Box 29564, Raleigh, North Carolina 27626. Some of the discussions contained in this Prospectus refer to the more detailed descriptions contained in the SAI, which is incorporated by reference into this Prospectus and has been filed with the Securities and Exchange Commission.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK OR OTHER DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE PURCHASER OF A VA CONTRACT SHOULD READ THIS PROSPECTUS IN CONJUNCTION WITH THE PROSPECTUS FOR HIS OR HER VA CONTRACT.

                         PROSPECTUS DATED MAY 1, 1998


                                TABLE OF CONTENTS
                                                                                                                PAGE
                                                                                                                ----
                  FINANCIAL HIGHLIGHTS..........................................................................  1

                  INVESTMENT OBJECTIVE AND POLICIES.............................................................  2
                      Investment Objective......................................................................  2
                      Investment Policies.......................................................................  2
                      U.S. Government Securities................................................................. 2
                      Mortgage Pass-Through Securities..........................................................  3
                      Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds................................... 3
                      Foreign Securities........................................................................  3
                      Emerging Market Securities................................................................  3
                      Brady Bonds...............................................................................  3
                      American Depository Receipts..............................................................  4
                      Repurchase Agreements.....................................................................  4
                      Lending of Securities.....................................................................  4
                      When-Issued Securities....................................................................  4
                      Indexed Securities........................................................................  4
                      Mortgage Dollar Roll Transactions.........................................................  4
                      Loan Participations and Other Indebtedness................................................
                      Swaps and Related Transactions............................................................  5
                      Restricted Securities.....................................................................  5

                      Corporate Asset-Backed Securities.........................................................  5
                      Options on Securities.....................................................................  6
                      Options on Stock Indices.................................................................   6
                      Options on Foreign Currencies............................................................   6
                      Future Contracts..........................................................................  6
                      Options on Futures Contracts............................................................... 7
                      Forward Contracts.........................................................................  7
                      Risk Factors..............................................................................  7
                      Lower Rated Bonds.........................................................................  7
                      Options, Futures and Forward Contracts....................................................  8
                      Emerging Markets Securities...............................................................  8
                      Portfolio Trading.......................................................................... 8
                  MANAGEMENT OF THE TRUST.......................................................................  9
                      Investment Adviser........................................................................  9
                      Expense Reimbursement.....................................................................  9
                      Sub-Adviser...............................................................................  9
                      Sub-Advisory Fees......................................................................... 10
                      Loan Participation and other Direct In debtedness........................................  10
                  SALES AND REDEMPTIONS......................................................................... 11

                  NET ASSET VALUE............................................................................... 11

                  PERFORMANCE INFORMATION....................................................................... 11
                      Performance of the Portfolio.............................................................. 12
                      Comparable Public Fund Performance........................................................ 12

                  TAX STATUS, DIVIDENDS, AND DISTRIBUTIONS...................................................... 13

                  ADDITIONAL INFORMATION........................................................................ 13

                  APPENDIX A....................................................................................A-1
                      Description of Bond Ratings...............................................................A-1

                              FINANCIAL HIGHLIGHTS


The following information has been audited by Price Waterhouse LLP, Independent Accountants, whose unqualified report thereon is included in the Annual Report, which is incorporated by reference into the SAI. The Financial Highlights should be read in conjunction with the Financial Statements and Notes thereto included in the Annual Report.









                      LPT VARIABLE INSURANCE SERIES TRUST
                           MFS TOTAL RETURN PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                    YEAR ENDED                  PERIOD ENDED
                                                 DECEMBER 31, 1997           DECEMBER 31, 1996*
                                                 ------------------          ------------------

Net asset value, beginning of period                $    10.90                   $    10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)                                 0.35                         0.25
Net realized and unrealized gain (loss) on
  Investments                                             1.95                         0.85
                                                    -----------                  -----------
Total from investment operations                          2.30                         1.10
                                                    -----------                  -----------

LESS DISTRIBUTIONS:
Dividends from net investment income                     (0.19)                       (0.20)
Distributions from net realized capital gains            (0.21)                       (0.00)
                                                    -----------                  -----------
Total distributions                                      (0.40)                       (0.20)
                                                    -----------                  -----------

Net asset value, end of period                      $    12.80                   $    10.90
                                                    ===========                  ===========

TOTAL RETURN ++                                          21.18%                        9.81%
                                                    ===========                  ===========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
DATA

Net assets, end of period (in 000's)                $    5,973                   $    1,529
Ratio of operating expenses to average net
  Assets                                                  1.29%                        1.26%+
Ratio of net investment income to average net
  Assets                                                  2.80%                        2.59%+
Portfolio turnover rate                                 103.75%                       53.91%
Average commission rate per share +++               $   0.0532                   $   0.0571
Ratio of operating expenses to average net
   Assets before waiver of fees and expense
  Reimbursements                                          3.88%                        7.84%+
Net investment income (loss) per share before
  Waiver of fees and expense reimbursements (a)     $     0.03                       ($0.38)

+    Annualized
++ Total return represents aggregate total return for the year ended December 31, 1997 and for the period February 9, 1996 (effective date) to December 31, 1996, respectively. The total return would have been lower if certain expenses had not been reimbursed by London Pacific.
+++ Average commission rate paid per share on equity securities purchased and sold by the Portfolio. Amount excludes mark-ups, mark-downs or spreads paid on shares traded.
(a)  Based on the average of the daily shares outstanding throughout the year.
* For the period January 31, 1996 (Commencement of Operations) to December 31, 1996

                        See Notes to Financial Statements


                        INVESTMENT OBJECTIVE AND POLICIES

Each Portfolio of the Trust has a different investment objective or objectives which it pursues through separate investment policies. The investment objectives and policies of the MFS Total Return Portfolio described below, including Options, Options on Foreign Currency, Futures Contracts, Options on Futures Contracts and Forward Contracts, are not fundamental and may be changed without shareholder approval. A change in the Portfolio's investment objectives may result in the Portfolio having investment objectives different from the objectives which the shareholder considered appropriate at the time of investment in the Portfolio. The SAI includes a discussion of other investment policies and a listing of specific investment restrictions, which govern the Portfolio's investment policies. The specific investment restrictions listed in the SAI may not be changed without shareholder approval (see "Investment Restrictions" in the SAI). The Portfolio's investment limitations, policies and rating standards are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy. United States Treasury Regulations applicable to portfolios that serve as the funding vehicles for variable annuity and variable life insurance contracts generally require that such portfolios invest no more than 55% of the value of their assets in one investment, 70% in two investments, 80% in three investments, and 90% in four investments. The Portfolio intends to comply with the requirements of these Regulations.

In order to comply with regulations which may be issued by the U.S. Treasury, the Trust may be required to limit the availability or change the investment policies of one or more Portfolios or to take steps to liquidate one or more Portfolios. The Trust will not change any fundamental investment policy of a Portfolio without a vote of shareholders of that Portfolio.

Except as otherwise noted herein, if the securities rating of a debt security held by the Portfolio declines below the minimum rating for securities in which the Portfolio may invest, the Portfolio will not be required to dispose of the security, but the Portfolio's Sub-Adviser will consider whether continued investment in the security is consistent with the Portfolio's investment objective.

In implementing its investment objective and policies, the Portfolio uses a variety of instruments, strategies and techniques which are described in more detail in the SAI. With respect to the Portfolio's investment policies, use of the term "primarily" means that under normal circumstances, at least 65% of such Portfolio's assets will be invested as indicated. A description of the ratings systems used by the following nationally recognized statistical rating organizations ("NRSROs") is contained in Appendix A: Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("S&P"), and Fitch Investors Service, Inc. ("Fitch"). New instruments, strategies and techniques, however, are evolving continually and the Portfolio reserves authority to invest in or implement them to the extent consistent with its investment objectives and policies. If new instruments, strategies or techniques would involve a material change to the information contained herein, they will not be purchased or implemented until this Prospectus is appropriately supplemented.

INVESTMENT OBJECTIVE. The Portfolio's investment objective is to seek total return by investment in securities which will provide above-average income (compared to a portfolio entirely invested in equity securities) and opportunities for growth of capital and income, consistent with the prudent employment of capital. Under normal market conditions, at least 25% of the Portfolio's assets will be invested in fixed income securities and at least 40% and no more than 75% of the Portfolio's assets will be invested in equity securities. Any investment involves risk and there can be no assurance that the Portfolio will achieve its investment objective.

INVESTMENT POLICIES. The Portfolio's policy is to invest in a broad list of securities, including short-term obligations. The list may be diversified not only by companies and industries, but also by type of security. Fixed income securities and equity securities (which include: common and preferred stocks; securities such as bonds, warrants or rights that are convertible into stock; and depositary receipts for those securities) may be held by the Portfolio. Some fixed income securities may also have a call on common stock by means of a conversion privilege or attached warrants. The Portfolio may vary the percentage of assets invested in any one type of security in accordance with the Sub-Adviser's interpretation of economic and money market conditions, fiscal and monetary policy and underlying security values. The Portfolio's debt investments may consist of both "investment grade" securities (rated Baa or better by Moody's or BBB or better by S&P or Fitch) and securities that are unrated or are in the lower rating categories (rated Ba or lower by Moody's or BB or lower by S&P or Fitch) (commonly known as "junk bonds" ) including up to 20% of its net assets in nonconvertible fixed income securities that are in these lower rating categories and comparable unrated securities (see "Risk Factors - Lower Rated Bonds" below). Generally, most of the Portfolio's long-term debt investments will consist of "investment grade" securities. See Appendix A to this Prospectus for a description of these ratings. It is not the Portfolio's policy to rely exclusively on ratings issued by established credit rating agencies but rather to supplement such ratings with the Sub-Adviser's own independent and ongoing review of credit quality.

U.S. GOVERNMENT SECURITIES. The Portfolio may also invest in U.S. Government securities, including: (1) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance; U.S. Treasury bills (maturities of one year or less); U.S. Treasury notes (maturities of one to ten years); and U.S. Treasury bonds (generally maturities of greater than ten years), all of which are backed by the full faith and credit of the U.S. Government; and (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Treasury, e.g., direct pass-through certificates of the Government National Mortgage Association ("GNMA"); some of which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of Federal Home Loan Banks; and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association.

MORTGAGE PASS-THROUGH SECURITIES. The Portfolio may invest in mortgage pass-through securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans. Monthly payments of interest and principal by the individual borrowers on mortgages are passed through to the holders of the securities (net of fees paid to the issuer or guarantor of the securities) as the mortgages in the underlying mortgage pools are paid off. Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by GNMA); or guaranteed by U.S. Government-sponsored corporations (such as the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation, which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage pass-through securities may also be issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers). See the SAI for a further discussion of these securities.

ZERO COUPON BONDS, DEFERRED INTEREST BONDS AND PIK BONDS. Fixed income securities that the Portfolio may invest in also include zero coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind ("PIK bonds"). Zero coupon and deferred interest bonds are debt obligations which are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. PIK bonds are debt obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value due to changes in interest rates than debt obligations which make regular payments of interest. The Portfolio will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations.

FOREIGN SECURITIES. The Portfolio may invest up to 20% (and generally expects to invest between 5% and 20%) of its total assets in foreign securities which are not traded on a U.S. exchange (not including American Depositary Receipts ("ADRs")). Investing in securities of foreign issuers generally involves risks not ordinarily associated with investing in securities of domestic issuers. These include changes in currency rates, exchange control regulations, governmental administration or economic or monetary policy (in the United States or abroad) or circumstances in dealings between nations. Costs may be incurred in connection with conversions between various currencies. Special considerations may also include more limited information about foreign issuers, higher brokerage costs, different accounting standards and thinner trading markets. Foreign securities markets may also be less liquid, more volatile and less subject to government supervision than in the United States. Investments in foreign countries could be affected by other factors including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods. The Portfolio may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Sub-Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate. The Portfolio may also hold foreign currency in anticipation of purchasing foreign securities. See the SAI for further discussion of foreign securities and the holding of foreign currency, as well as the associated risks.

EMERGING MARKET SECURITIES. Consistent with the Portfolio's objective and policies, the Portfolio may invest in securities of issuers whose principal activities are located in emerging market countries. Emerging market countries include any country determined by the Adviser to have an emerging market economy, taking into account a number of factors, including whether the country has a low-to middle-income economy according to the International Bank for Reconstruction and Development, the country's foreign currency debt rating, its political and economic stability and the development of its financial and capital markets. The Adviser determines whether an issuer's principal activities are located in an emerging market country by considering such factors as its country of organization, the principal trading market for its securities and the source of its revenues and assets. The issuer's principal activities generally are deemed to be located in a particular country if: (a) the security is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; or (e) the issuer has 50% or more of its assets in that country.




BRADY BONDS. The Portfolio may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructuring under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in Argentina, Brazil, Bulgaria, Crotia, Costa Rica, Dominican Republic, Ecuador, Jordan, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Slovenia, Uruguay and Venezuela. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

AMERICAN DEPOSITARY RECEIPTS. The Portfolio may invest in ADRs which are certificates issued by a U.S. depository (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. Because ADRs trade on United States securities exchanges, the Sub-Adviser does not treat them as foreign securities. However, they are subject to many of the risks of foreign securities such as changes in exchange rates and more limited information about foreign issuers.

REPURCHASE AGREEMENTS. The Portfolio may enter into repurchase agreements in order to earn income on available cash or as a temporary defensive measure. Under a repurchase agreement, the Portfolio acquires securities subject to the seller's agreement to repurchase at a specified time and price. If the seller becomes subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Portfolio's right to liquidate the securities may be restricted (during which time the value of the securities could decline). As discussed in the SAI, the Portfolio has adopted certain procedures intended to minimize risk.

LENDING OF SECURITIES. The Portfolio may seek to increase its income by lending portfolio securities. Such loans will usually be made only to member firms (and subsidiaries thereof) of the New York Stock Exchange and to member banks of the Federal Reserve System, and would be required to be secured continuously by collateral in cash or an irrevocable letter of credit or U.S. Government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Portfolio will continue to collect the equivalent of interest on the securities loaned and will also receive either interest (through investment of cash collateral) or a fee (if the collateral is U.S. Government securities or a letter of credit).

"WHEN-ISSUED" SECURITIES. The Portfolio may purchase securities on a "when-issued" or on a "forward delivery" basis, which means that the securities will be delivered to the Portfolio at a future date usually beyond customary settlement time. The commitment to purchase a security for which payment will be made on a future date may be deemed a separate security. The Portfolio does not pay for the securities until received, and does not start earning interest on the securities until the contractual settlement date. While awaiting delivery of securities purchased on such basis, the Portfolio will segregate liquid assets sufficient to cover its commitments.

INDEXED SECURITIES. The Portfolio may invest in indexed securities whose value is linked to foreign currencies, interest rates, commodities, indices, or other financial indicators. Most indexed securities are short to intermediate term fixed-income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (i.e., their value may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument and could involve the loss of all or a portion of the principal amount of, or interest on, the instrument.

MORTGAGE "DOLLAR ROLL" TRANSACTIONS. The Portfolio may enter into mortgage "dollar roll" transactions with selected banks and broker-dealers pursuant to which the Portfolio sells mortgage-backed securities for delivery in the future (generally within 30 days) and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. The Portfolio will only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. The transactions in mortgage "dollar rolls", together with all other transactions which are considered borrowing, will not exceed 33 1/3% of the Portfolio's assets. Investment in mortgage dollar rolls in excess of 5% of the Portfolio's assets may result in leveraging. Leveraging by means of borrowing will exaggerate the effect of any increase or decrease in the value of portfolio securities on the Portfolio's net asset value. Money borrowed will be subject to interest and other costs which may or may not exceed the income received from the securities purchased with borrowed funds.

LOAN PARTICIPATIONS AND OTHER DIRECT INDEBTEDNESS. The Portfolio may invest a portion of its assets in "loan participations." By purchasing a loan participation, the Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may be in default at the time of purchase. The Portfolio may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default. Certain of the loan participations acquired by the Portfolio may involve revolving credit facilities or other standby financing commitments which obligate the Portfolio to pay additional cash on a certain date or on demand.

The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Loan participations and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. For a further discussion of loan participations and the risks related to transactions therein, see the SAI.

SWAPS AND RELATED TRANSACTIONS. As one way of managing its exposure to different types of investments, the Portfolio may enter into interest rate swaps, currency swaps and other types of available swap agreements, such as caps, collars and floors. Swaps involve the exchange by the Portfolio with another party of cash payments based upon different interest rate indices, currencies, or other prices or rates, such as the value of mortgage prepayment rates. For example, in the typical interest rate swap, the Portfolio might exchange a sequence of cash payments based on a floating rate index for cash payments based on a fixed rate. Payments made by both parties to a swap transaction are based on a principal amount determined by the parties.

The Portfolio may also purchase and sell caps, floors and collars. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the counterparty. For example, the purchase of an interest rate cap entitles the buyer, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the counterparty selling such interest rate cap. The sale of an interest rate floor obligates the seller to make payments to the extent that a specified interest rate falls below an agreed-upon level. A collar arrangement combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift the Portfolio's investment exposure from one type of investment to another. For example, if the Portfolio agreed to exchange payments in dollars for payments in foreign currency, in each case based on a fixed rate, the swap agreement would tend to decrease the Portfolio's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Portfolio's investments and its share price and yield.

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on the Portfolio's performance. Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. The Portfolio may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions.

Swaps, caps, floors and collars are highly specialized activities which involve certain risks. See the SAI for the risks involved in these activities.

RESTRICTED SECURITIES. The Portfolio may also purchase securities that are not registered under the Securities Act of 1933 ("1933 Act") ("restricted securities"), including those that can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act ("Rule 144A securities"). A determination is made, based upon a continuing review of the trading markets for a specific Rule 144A security, whether such security is liquid and thus not subject to the Portfolio's limitation on investing not more than 15% of its net assets in illiquid investments. The Board of Trustees has adopted guidelines and delegated to the Sub-Adviser the daily function of determining and monitoring the liquidity of Rule 144A securities. The Board, however, will retain sufficient oversight and be ultimately responsible for the liquidity determinations. The Board will carefully monitor the Portfolio's investments in Rule 144A securities, focusing on factors, such as valuation, liquidity and availability of information. Investing in Rule 144A securities could have the effect of decreasing the level of liquidity in the Portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities held in the Portfolio's portfolio. Subject to the Portfolio's 15% limitation on investments in illiquid investments, the Portfolio may also invest in restricted securities that may not be sold under Rule 144A, which presents certain risks. As a result, the Portfolio might not be able to sell these securities when the Sub-Adviser wishes to do so, or might have to sell them at less than fair value. In addition, market quotations are less readily available. Therefore, judgment may at times play a greater role in valuing these securities than in the case of unrestricted securities.

CORPORATE ASSET-BACKED SECURITIES. The Portfolio may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card or automobile loan receivables, representing the obligations of a number of different parties. Corporate asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. See the SAI for further information on these securities.

OPTIONS ON SECURITIES. The Portfolio may write (sell) covered put and call options on securities and purchase put and call options on securities. The Portfolio will write such options for the purpose of increasing its return and/or to protect the value of its portfolio. In particular, where the Portfolio writes an option which expires unexercised or is closed out by the Portfolio at a profit, it will retain the premium paid for the option, which will increase its gross income and will offset in part the reduced value of a portfolio security in connection with which the option may have been written or the increased cost of portfolio securities to be acquired. In contrast, however, if the price of the security underlying the option moves adversely to the Portfolio's position, the option may be exercised and the Portfolio will be required to purchase or sell the security at a disadvantageous price, resulting in losses which may only be partially offset by the amount of the premium. The Portfolio may also write combinations of put and call options on the same security, known as "straddles." Such transactions can generate additional premium income but also present increased risk.

The Portfolio may purchase put or call options in anticipation of declines in the value of portfolio securities or increases in the value of securities to be acquired. In the event that such declines or increases occur, the Portfolio may be able to offset the resulting adverse effect on its portfolio, in whole or in part, through the options purchased. The risk assumed by the Portfolio in connection with such transactions is limited to the amount of the premium and related transaction costs associated with the option, although the Portfolio may be required to forfeit such amounts in the event that the prices of securities underlying the options do not move in the direction or to the extent anticipated.

The Portfolio may also enter into options on the yield "spread," or yield differential, between two securities, a transaction referred to as a "yield curve" option, for hedging and non-hedging (an effort to increase current income) purposes. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities rather than the actual prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease. Yield curve options written by the Portfolio will be covered as described in the SAI. The trading of yield curve options is subject to all of the risks associated with trading other types of options, as discussed below under "Risk Factors" and in the SAI. In addition, such options present risks of loss even if the yield on one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated.

OPTIONS ON STOCK INDICES. The Portfolio may write (sell) covered call and put options and purchase call and put options on stock indices. The Portfolio may write options on stock indices for the purpose of increasing its gross income and to protect its portfolio against declines in the value of securities it owns or increases in the value of securities to be acquired. When the Portfolio writes an option on a stock index, and the value of the index moves adversely to the holder's position, the option will not be exercised, and the Portfolio will either close out the option at a profit or allow it to expire unexercised. The Portfolio will thereby retain the amount of the premium, which will increase its gross income and offset part of the reduced value of portfolio securities or the increased cost of securities to be acquired. Such transactions, however, will constitute only partial hedges against adverse price fluctuations, since any such fluctuations will be offset only to the extent of the premium received by the Portfolio for the writing of the option. In addition, if the value of an underlying index moves adversely to the Portfolio's option position, the option may be exercised, and the Portfolio will experience a loss which may only be partially offset by the amount of the premium received.

The Portfolio may also purchase put or call options on stock indices in order, respectively, to hedge its investments against a decline in value or to attempt to reduce the risk of missing a market or industry segment advance. The Portfolio's possible loss in either case will be limited to the premium paid for the option, plus related transaction costs.

OPTIONS ON FOREIGN CURRENCIES. The Portfolio may also purchase and write options on foreign currencies ("Options on Foreign Currencies") for the purpose of protecting against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. As in the case of other types of options, however, the writing of an Option on Foreign Currency will constitute only a partial hedge, up to the amount of the premium received, and the Portfolio may be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an Option on Foreign Currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Portfolio's position, it may forfeit the entire amount of the premium paid for the option plus related transaction costs. The Portfolio may also choose to, or be required to, receive delivery of the foreign currencies underlying Options on Foreign Currencies it has entered into. Under certain circumstances, such as where the Sub-Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Sub-Adviser anticipates, for any other reason, that the exchange rate will improve, the Portfolio may hold such currencies for an indefinite period of time. See "Investment Objectives and Policies - Foreign Securities" in the SAI for information on the risks associated with holding foreign currency.

FUTURES CONTRACTS. The Portfolio may enter into contracts for the purchase or sale for future delivery of fixed income securities or foreign currencies or contracts based on indices of securities or currencies (including any index of U.S. or foreign securities) as such instruments become available for trading ("Futures Contracts"). Such transactions will be entered into for hedging purposes, in order to protect the Portfolio's current or intended investments from the effects of changes in interest or exchange rates or declines in a securities market, as well as for non-hedging purposes, to the extent permitted by applicable law. The Portfolio will incur brokerage fees when it purchases and sells Futures Contracts, and will be required to maintain margin deposits. In addition, Futures Contracts entail risks. Although the Sub-Adviser believes that use of such contracts will benefit the Portfolio, if its investment judgment about the general direction of interest or exchange rates or a securities market is incorrect, the Portfolio's overall performance may be poorer than if it had not entered into any such contract and the Portfolio may realize a loss.

OPTIONS ON FUTURES CONTRACTS. The Portfolio may purchase and write options on Futures Contracts ("Options on Futures Contracts") for hedging purposes or for non-hedging purposes to the extent permitted by applicable law. Purchases of Options on Futures Contracts may present less risk in hedging the Portfolio's portfolio than the purchase or sale of the underlying Futures Contracts since the potential loss is limited to the amount of the premium plus related transaction costs, although it may be necessary to exercise the option to realize any profit, which results in the establishment of a futures position. The writing of Options on Futures Contracts, however, does not present less risk than the trading of Futures Contracts and will constitute only a partial hedge, up to the amount of the premium received. In addition, if an option is exercised, the Portfolio may suffer a loss on the transaction.

FORWARD CONTRACTS. The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date ("Forward Contracts"). The Portfolio may enter into Forward Contracts for hedging purposes as well as for non-hedging purposes (i.e., speculative purposes). By entering into transactions in Forward Contracts, for hedging purposes, the Portfolio may be required to forego the benefits of advantageous changes in exchange rates and, in the case of Forward Contracts entered into for non-hedging purposes, the Portfolio may sustain losses which will reduce its gross income. Such transactions, therefore, could be considered speculative. Forward Contracts are traded over-the-counter and not on organized commodities or securities exchanges. As a result, Forward Contracts operate in a manner distinct from exchange-traded instruments, and their use involves certain risks beyond those associated with transactions in Futures Contracts or options traded on exchanges. The Portfolio may choose to, or be required to, receive delivery of the foreign currencies underlying Forward Contracts it has entered into. Under certain circumstances, such as where the Sub-Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Sub-Adviser anticipates, for any other reason, that the exchange rate will improve, the Portfolio may hold such currencies for an indefinite period of time. The Portfolio may also enter into a Forward Contract on one currency to hedge against risk of loss arising from fluctuations in the value of a second currency (referred to as a "cross hedge") if, in the judgment of the Sub-Adviser, a reasonable degree of correlation can be expected between movements in the values of the two currencies. The Portfolio has established procedures consistent with statements of the SEC and its staff regarding the use of Forward Contracts by registered investment companies, which requires use of segregated assets or "cover" in connection with the purchase and sale of such contracts. See "Description of Securities, Investment Policies and Risk Factors - Foreign Securities" in the SAI for information on the risks associated with holding foreign currency.

RISK FACTORS:

LOWER RATED BONDS. The Portfolio may invest in fixed income securities rated Baa by Moody's or BBB by S&P or Fitch and comparable unrated securities. These securities, while normally exhibiting adequate protection parameters, have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade fixed income securities.

The Portfolio may also invest in securities rated Ba or lower by Moody's or BB or lower by S&P or Fitch and comparable unrated securities (commonly known as "junk bonds") to the extent described above. No minimum rating standard is required by the Portfolio. These securities are considered speculative and, while generally providing greater income than investments in higher rated securities, will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such securities) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than securities in the higher rated categories. However, since yields vary over time, no specific level of income can ever be assured. These lower rated high yielding fixed income securities generally tend to reflect economic changes and short-term corporate and industry developments to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates (although these lower rated fixed income securities are also affected by changes in interest rates, the market's perception of their credit quality, and the outlook for economic growth). In the past, economic downturns or an increase in interest rates have, under certain circumstances, caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. During certain periods, the higher yields on the Portfolio's lower rated high yielding fixed income securities are paid primarily because of the increased risk of loss of principal and income, arising from such factors as the heightened possibility of default or bankruptcy of the issuers of such securities. Due to the fixed income payments of these securities, the Portfolio may continue to earn the same level of interest income while its net asset value declines due to portfolio losses, which could result in an increase in the Portfolio's yield despite the actual loss of principal. The market for these lower rated fixed income securities may be less liquid than the market for investment grade fixed income securities, and judgment may at times play a greater role in valuing these securities than in the case of investment grade fixed income securities. Changes in the value of securities subsequent to their acquisition will not affect cash income or yield to maturity to the Portfolio but will be reflected in the net asset value of shares of the Portfolio. See the SAI for more information on lower rated securities.

OPTIONS, FUTURES CONTRACTS AND FORWARD CONTRACTS. Although the Portfolio will enter into transactions in options, Futures Contracts, Options on Futures Contracts and Options on Foreign Currencies for hedging purposes, such transactions nevertheless involve certain risks. For example, a lack of correlation between the instrument underlying an option or Futures Contract and the assets being hedged, or unexpected adverse price movements, could render the Portfolio's hedging strategy unsuccessful and could result in losses. The Portfolio also may enter into transactions in options, Futures Contracts, Options on Futures Contracts and Forward Contracts for other than hedging purposes, which involves greater risk. In particular, such transactions may result in losses for the Portfolio which are not offset by gains on other portfolio positions, thereby reducing gross income. In addition, foreign currency markets may be extremely volatile from time to time. There also can be no assurance that a liquid secondary market will exist for any contract purchased or sold, and the Portfolio may be required to maintain a position until exercise or expiration, which could result in losses. The SAI contains a description of the nature and trading mechanics of options, Futures Contracts, Options on Futures Contracts, Forward Contracts and Options on Foreign Currencies, and includes a discussion of the risks related to transactions therein.

TRANSACTIONS IN FORWARD CONTRACTS MAY BE ENTERED INTO ONLY IN THE OVER-THE-COUNTER MARKET. Futures Contracts and Options on Futures Contracts may be entered into on U.S. exchanges regulated by the Commodity Futures Trading Commission and on foreign exchanges. In addition, the securities underlying options, Futures Contracts and Options on Futures Contracts traded by the Portfolio will include both domestic and foreign securities.

EMERGING MARKET SECURITIES. The risks of investing in foreign securities may be intensified in the case of investments in emerging markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Portfolio is uninvested and no return is earned thereon. The inability of the Portfolio to make intended security purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to the Portfolio due to subsequent declines in value of the portfolio security, a decrease in the level of liquidity in the portfolio, or if the Portfolio has entered into a contract to sell the security, in possible liability to the purchaser. Certain markets may require payment for securities before delivery and in such markets the Portfolio bears the risk that the securities will not be delivered and that the Portfolio's payments will not be returned. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation or capital, as well as by the application to the Portfolio of any restrictions on investments.

Investment in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of the Portfolio.

PORTFOLIO TRADING. The Portfolio will be managed actively with respect to the Portfolio's fixed income securities and the asset allocations modified as the Sub-Adviser deems necessary. Although the Portfolio does not intend to seek short-term profits, fixed income securities in its portfolio will be sold whenever the Sub-Adviser believes it is appropriate to do so without regard to the length of time the particular asset may have been held.

With respect to its equity securities, the Portfolio does not intend to trade in securities for short-term profits and anticipates that portfolio securities ordinarily will be held for one year or longer. However, the Portfolio will effect trades whenever it believes that changes in its portfolio securities are appropriate. Transaction costs incurred by the Portfolio and the realized capital gains and losses of the Portfolio may be greater than that of a portfolio with a lesser portfolio turnover rate. The portfolio turnover rate for the Portfolio for the year ended December 31, 1997 was 103.75%. (See "Portfolio Turnover" in the SAI.)

                             MANAGEMENT OF THE TRUST

INVESTMENT ADVISER:

Under an Investment Advisory Agreement dated January 9, 1996 ("Investment Advisory Agreement"), LPIMC Insurance Marketing Services, 1755 Creekside Oaks Drive, Sacramento, CA 95833 (the "Adviser"), manages the investment strategies and policies of the Portfolios and the Trust, subject to the control of the Trustees.

The Adviser is a registered investment adviser organized under the laws of California. The Adviser is a wholly-owned subsidiary of the Life Company.

Under the Investment Advisory Agreement, the Adviser is obligated to formulate a continuing program for the investment of the assets of each Portfolio of the Trust in a manner consistent with each Portfolio's investment objectives, policies and restrictions and to determine from time to time securities to be purchased, sold, retained or lent by the Trust and implement those decisions. The Investment Advisory Agreement also provides that the Adviser shall manage the Trust's business and affairs and shall provide such services required for effective administration of the Trust as are not provided by employees or other agents engaged by the Trust. The Investment Advisory Agreement further provides that the Adviser shall furnish the Trust with office space and necessary personnel, pay ordinary office expenses, pay all executive salaries of the Trust and furnish, without expense to the Trust, the services of such members of its organization as may be duly elected officers or Trustees of the Trust. The Investment Advisory Agreement provides that the Adviser may retain sub-advisers, at the Adviser's own cost and expense, for the purpose of managing the investment of the assets of one or more Portfolios of the Trust.

As full compensation for its services under the Investment Advisory Agreement with respect to the MFS Total Return Portfolio, the Trust will pay the Adviser a monthly fee at the following annual rates based on the average daily net assets of the Portfolio.

         PORTFOLIO                                            ADVISORY FEE
         ---------                                            ------------
         MFS Total Return Portfolio                           .75%  of  first  $200   million  of  average
                                                              daily net assets

                                                              .70% of the next  $1.1  billion  of  average
                                                              daily net assets

                                                              .65% of average  daily net  assets  over and
                                                              above $1.3 billion

EXPENSE REIMBURSEMENT. The Life Company has voluntarily agreed through December 31, 1998 to reimburse the Portfolio for certain expenses (excluding brokerage commissions) in excess of 1.29% as to average net assets. The Life Company has reserved the right to withdraw or modify its policy of expense reimbursement for the Portfolio. If expenses were not reimbursed, the ratio of expenses to average net assets, on an annualized basis, would have been 3.88% for the year ended December 31, 1997.

SUB-ADVISER:

The Adviser has engaged the Sub-Adviser for the Portfolio to make investment decisions and place orders. In accordance with the Portfolio's investment objective and policies and under the supervision of the Adviser and the Trust's Board of Trustees, the Portfolio's Sub-Adviser is responsible for the day to day investment management of the Portfolio, makes investment decisions for the Portfolio and places orders on behalf of the Portfolio to effect the investment decisions made as provided in a Sub-Advisory Agreement among the Sub-Adviser, the Adviser and the Trust. The selection of investments and the way they are managed depend on conditions and trends in the economy and the financial marketplaces.

The Sub-Adviser for the Portfolio is Massachusetts Financial Services Company, 500 Boylston Street, Boston, Massachusetts 02116. The Sub-Adviser is America's oldest mutual fund organization. The Sub-Adviser and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust. Net assets under the management of the Sub-Adviser were approximately $77.6 billion on behalf of approximately 2.9 million investor accounts as of February 28, 1998. As of such date, the Sub-Adviser managed approximately $52.6 billion of assets in equity securities and $20.4 billion of assets in fixed income securities. Approximately $4.0 billion of assets managed by the Sub-Adviser are invested in securities of foreign issuers and non-U.S. dollar denominated securities of U.S. issuers. The Sub-Adviser is a wholly-owned subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life"). The Directors of the Sub-Adviser are Jeffrey L. Shames, Arnold D. Scott, John W. Ballen, John D. McNeil and Donald A. Stewart. Mr. Shames is the Chairman and President and Mr. Scott is the Secretary and a Senior Executive Vice President of the Sub-Adviser. Messrs. Mr. Ballen is an Executive Vice President and Chief Financial Officer. Messrs. McNeil and Stewart are the Chairman and the President, respectively, of Sun Life. Sun Life, a mutual life insurance company, is one of the largest international life insurance companies and has been operating in the U.S. since 1895, establishing a headquarters office in the U.S. in 1973. The executive officers of the Sub-Adviser report to the Chairman of Sun Life.

David M. Calabro, a Senior Vice President of the Sub-Adviser, Geoffrey L. Kurinsky, a Senior Vice President of the Sub-Adviser, Costantinos G. Mokas, a Vice President of the Sub-Adviser, Lisa B. Nurme, a Vice President of the Sub-Adviser, and Maura A. Shaughnessy, a Vice President of the Sub-Adviser, are the Portfolio's portfolio managers. Mr. Calabro is the head of this portfolio management team and a manager of the common stock portion of the Portfolio's portfolio. Mr. Calabro has been employed by the Sub-Adviser as a portfolio manager since 1992 and served as an analyst and sector portfolio manager with Fidelity Investments prior to that time. Mr. Kurinsky, the manager of the Portfolio's fixed income securities, has been employed by the Sub-Adviser as a portfolio manager since 1987. Mr. Mokas, has been the manager of the Portfolio's convertible securities since April 1, 1998, and has been employed by the Sub-Adviser as a portfolio manager since 1990. He served as an analyst with U.S. Trust prior to that time. Ms. Nurme, a manager of the common stock portion of the Portfolio's portfolio, has been employed by the Sub-Adviser as a portfolio manager since 1987. Ms. Shaughnessy, also a manager of the common stock portion of the Portfolio's portfolio, has been employed by the Sub-Adviser since 1991 and served as an analyst with Harvard Management Company prior to that time.

In certain instances there may be securities which are suitable for the Portfolio's portfolio as well as for portfolios of other clients of MFS or clients of Foreign & Colonial. Some simultaneous transactions are inevitable when several clients receive investment advice from MFS and Foreign & Colonial, particularly when the same security is suitable for more than one client. While in some cases this arrangement could have a detrimental effect on the price or availability of the security as far as the Portfolio is concerned, in other cases, however, it may produce increased investment opportunities for the Portfolio.

SUB-ADVISORY FEES. Under the terms of the Sub-Advisory Agreement, the Adviser shall pay to the Sub-Adviser, as full compensation for services rendered under the Sub-Advisory Agreement with respect to the Portfolio, monthly fees at the following annual rates based on the average daily net assets of the Portfolio.




         PORTFOLIO                                            SUB-ADVISORY FEES
         ---------                                            -----------------

         MFS Total Return Portfolio                           .50% of first $200  million  of average  net
                                                              assets

                                                              .45% of the next  $1.1  billion  of  average
                                                              daily net assets

                                                              .40% of average  daily net  assets  over and
                                                              above $1.3 billion

                              SALES AND REDEMPTIONS

The Trust sells shares only to the separate accounts of the Life Company as a funding vehicle for the VA Contracts offered by the Life Company. No fee is charged upon the sale or redemption of the Trust's shares. Expenses of the Trust will be passed through to the separate accounts of the Life Company, and therefore, will be ultimately borne by VA Contract owners. In addition, other fees and expenses will be assessed by the Life Company at the separate account level. (See the Prospectus for the VA Contract for a description of all fees and charges relating to the VA Contract.)

The separate account of the Life Company places orders to purchase and redeem shares of each Portfolio based on, among other things, the amount of contributions to be invested and surrender and transfer requests to be effected on that day pursuant to the VA Contracts issued by the Life Company. Orders received by the Trust are effected on days on which the New York Stock Exchange is open for trading, at the net asset value per share next determined after receipt of the order. For orders received before 4:00 p.m. New York time, such purchases and redemptions of shares of each Portfolio are effected at the respective net asset values per share determined as of 4:00 p.m. New York time on that day. See "Net Asset Value", below and "Determination of Net Asset Value" in the Trust's SAI. Payment for redemptions will be made within seven days after receipt of a redemption request in good order. No fee is charged the separate account of the Life Company when it redeems Portfolio shares. The Trust may suspend the sale of shares at any time and may refuse any order to purchase shares.

The Trust may suspend the right of redemption of shares of any Portfolio and may postpone payment for any period: (i) during which the New York Stock Exchange is closed other than for customary weekend and holiday closings or during which trading on the New York Stock Exchange is restricted; (ii) when the Securities and Exchange Commission determines that a state of emergency exists which makes the sale of portfolio securities or the determination of net asset value not reasonably practicable; (iii) as the Securities and Exchange Commission may by order permit for the protection of the security holders of the Trust; or (iv) at any time when the Trust may, under applicable laws and regulations, suspend payment on the redemption of its shares.

                                 NET ASSET VALUE

Each Portfolio calculates the net asset value of its shares by dividing the total value of its assets (the securities held by the Portfolio, plus any cash or other assets, including interest and dividends accrued but not yet received), less its total liabilities, by the total number of shares outstanding. Shares are valued as of the close of trading on the New York Stock Exchange (usually considered 4:00 p.m. Eastern Time) each day the New York Stock Exchange is open ("Business Days"). Portfolio securities for which market quotations are readily available are stated at market value. Short-term investments that will mature in 60 days or less are valued using amortized cost, which the Trust's Board of Trustees has determined approximates market value. Amortized cost valuation involves valuing a portfolio security initially at its cost, and, thereafter, assuming a constant amortization to maturity of any discount or premium. All other securities and assets are valued at their fair value following procedures approved by the Trust's Board of Trustees. See "Determination of Net Asset Value" in the SAI for a description of the special valuation procedures for options and futures contracts.

Certain Portfolios are expected to invest in foreign securities listed on foreign stock exchanges or debt securities of the United States and foreign governments and corporations. Some of these securities trade on days other than Business Days, as defined above. Foreign securities quoted in foreign currencies are translated into United States dollars at the exchange rates at 1:00 p.m. Eastern Time or at such other rates as a Sub-Adviser may determine to be appropriate in computing net asset value. As a result, fluctuations in the value of such currencies in relation to the United States dollar will affect the net asset value of a Portfolio's shares even though there has not been any change in the market values of such securities.

Because of time zone differences, foreign exchanges and securities markets will usually be closed prior to the time of the closing of the New York Stock Exchange and values of foreign options and foreign securities will be determined as of the earlier closing of such exchanges and securities markets. However, events affecting the values of such foreign securities may occasionally occur between the earlier closing of such exchanges and securities markets and the closing of the New York Stock Exchange which will not be reflected in the computation of the net asset value of the Portfolios. If an event materially affecting the value of such foreign securities occurs during such period of which a Sub-Adviser becomes aware, then such securities will be valued at fair value as determined in good faith, or in accordance with procedures adopted, by the Trust's Board of Trustees.

                             PERFORMANCE INFORMATION

Performance information for each of the Portfolios may also be presented from time to time in advertisements and sales literature. The Portfolios may advertise several types of performance information. These are the "yield," "average annual total return" and "aggregate total return". Each of these figures is based upon historical results and is not necessarily representative of the future performance of any Portfolio.

The yield of a Portfolio's shares is determined by annualizing net investment income earned per share for a stated period (normally one month or thirty days) and dividing the result by the net asset value per share at the end of the valuation period. The average annual total return and aggregate total return figures measure both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of the underlying investments in, the Portfolio's portfolio for the period in question, assuming the reinvestment of all dividends. Thus, these figures reflect the change in the value of an investment in a Portfolio's shares during a specified period. Average annual total return will be quoted for at least the one, five and ten year periods ending on a recent calendar quarter (or if such periods have not yet elapsed, at the end of a shorter period corresponding to the life of the Portfolio). Average annual total return figures are annualized and, therefore, represent the average annual percentage change over the period in question. Total return figures are not annualized and represent the aggregate percentage or dollar value change over the period in question. For more information regarding the computation of yield, average annual total return and aggregate total return, see "Performance Information" in the SAI.

Any Portfolio performance information presented will also include performance information for the Life Company separate accounts investing in the Trust which will take into account insurance-related charges and expenses under such insurance policies and contracts.

Advertisements concerning the Trust may from time to time compare the performance of one or more Portfolios to various indices. Advertisements may also contain the performance rankings assigned certain Portfolios or their Sub-Advisers by various publications and statistical services, including, for example, SEI, Lipper Analytical Services Mutual Funds Survey, Lipper Variable Insurance Products Performance Analysis Service, Morningstar, Intersec Research Survey of Non-U.S. Equity Fund Returns, Frank Russell International Universe, Kiplinger's Personal Finance, and Financial Services Week. Any such comparisons or rankings are based on past performance and the statistical computation performed by publications and services, and are not necessarily indications of future performance. Because the Portfolios are managed investment vehicles investing in a wide variety of securities, the securities owned by a Portfolio will not match those making up an index.

PERFORMANCE OF THE PORTFOLIO. The following table shows the average annualized total return for the year ended December 31, 1997 and the fiscal period February 9, 1996 (the effective date of the Trust's Registration Statement) to December 31, 1997 of an investment in the MFS Total Return Portfolio, as well as comparisons with the Standard & Poor's 500 Composite Stock Price Index, an unmanaged index generally considered to be representative of the stock market, the Lehman Brothers Aggregate Bond Index, an unmanaged index of average yield U.S. investment grade bonds and the Lipper Balanced Fund Index, a non-weighted index of 210 funds investing in stocks and corporate and government bonds. The performance figures shown for the Portfolio in the chart below reflect the actual fees and expenses paid by the Portfolio.

                           AVERAGE ANNUAL TOTAL RETURN
                    FOR THE PERIODS ENDED DECEMBER 31, 1997

                                                                                   FEBRUARY 9, 1996 TO
     PORTFOLIO                                   ONE YEAR                           DECEMBER 31, 1997
     ---------                                   --------                           ------------------

     MFS Total Return Portfolio                    21.18%                              16.26%

     Standard & Poor's 500 Stock Index             33.36%                              25.42%

     Lehman Brothers Aggregate Bond Index           9.65%                               6.65%

     Lipper Balanced Fund Index                    20.05%                              15.53%

COMPARABLE PUBLIC FUND PERFORMANCE. The MFS Total Return Portfolio has a substantially similar investment objective and follows substantially the same investment strategies as the MFS Total Return Fund, a mutual fund whose shares are sold to the public. The Sub-Adviser for the MFS Total Return Portfolio is the investment adviser of the MFS Total Return Fund.

Set forth below is the historical performance of the MFS Total Return Fund. Investors should not consider this performance data as an indication of the future performance of the MFS Total Return Portfolio. The performance figures shown below reflect the deduction of the historical fees and expenses paid by the MFS Total Return Fund, and not those to be paid by the Portfolio. The figures also do not reflect the deduction of any insurance fees or charges which are imposed by the Life Company in connection with its sale of VA Contracts. Investors should refer to the separate account prospectus describing the VA Contracts for information pertaining to these insurance fees and charges. The insurance separate account fees will have a detrimental effect on the performance of the Portfolio. Additionally, although it is anticipated that the Portfolio and its corresponding public fund series will hold similar securities, their investment results are expected to differ. In particular, differences in asset size and in cash flow resulting from purchases and redemptions of Portfolio shares may result in different security selections, differences in the relative weightings of securities or differences in the price paid for particular portfolio holdings. The results shown reflect the reinvestment of dividends and distributions, and were calculated in the same manner that will be used by the MFS Total Return Portfolio to calculate its own performance.

The following table shows the average annualized total returns for the fiscal year ended September 30, 1997, of a 1-year, 5-year and 10-year investment and of an investment since inception in the MFS Total Return Fund, as well as a comparison with the Standard & Poor's 500 Composite Stock Price Index, an unmanaged index generally considered to be representative of the stock market and with the Lehman Brothers Aggregate Bond Index, an unmanaged index of average yield U.S. investment grade bonds and the Lipper Balanced Fund Index, a non-weighted index of 210 funds investing in stocks and corporate and government bonds.

                                                                                         SINCE            INCEPTION
          FUND                                    1 YEAR       5 YEAR       10 YEAR      INCEPTION        DATE
          ----                                    ------       ------       -------      ---------        ---------

         MFS Total Return Fund                     25.27%       14.52%        11.80%         12.08%         10-6-70

         Standard & Poor's 500 Stock Index         40.45%       20.71%        14.75%         13.58%         9-30-70

         Lehman Brothers Aggregate Bond Index       9.59%        6.95%         9.42%          9.72%         From 1-1-70

         Lipper Balanced Fund Index                24.92%       14.52%        11.15%         11.73%         9-30-70


                    TAX STATUS, DIVIDENDS, AND DISTRIBUTIONS

Each Portfolio of the Trust intends to qualify and elect to be treated as a regulated investment company that is taxed under the rules of Subchapter M of the Internal Revenue Code. As such an electing regulated investment company, a Portfolio will not be subject to federal income tax on its net ordinary income and net realized capital gains to the extent that at least 90% of net ordinary income and net short term capital gains are distributed to the separate account of the Life Company which holds its shares. For further information concerning federal income tax consequences for the holders of the VA Contracts of the Life Company's, investors should consult the prospectus used in connection with the issuance of their VA Contracts.

Each of the Portfolios will declare and distribute dividends from net ordinary income at least annually and will distribute its net realized capital gains, if any, at least annually. Distributions of ordinary income and capital gains will be made in shares of such Portfolios unless an election is made on behalf of a separate account to receive distributions in cash. The Life Company will be informed at least annually about the amount and character of distributions from the Trust for federal income tax purposes.

                             ADDITIONAL INFORMATION

The Trust was established as a Massachusetts business trust under the laws of Massachusetts by a Declaration of Trust dated January 23, 1995, as amended (the "Declaration of Trust"). Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust contains an express disclaimer of shareholder liability in connection with Trust property or the acts, obligations, or affairs of the Trust. The Declaration of Trust also provides for indemnification out of a Portfolio's property of any shareholder of that Portfolio held personally liable for the claims and liabilities to which a shareholder may become subject by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Portfolio itself would be unable to meet its obligations. A copy of the Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts.

The Trust has an unlimited authorized number of shares of beneficial interest. Shares of the Trust are entitled to one vote per share (with proportional voting for fractional shares) and are freely transferable, and, in liquidation of a Portfolio, shareholders of the Portfolio are entitled to receive pro rata the net assets of the Portfolio. Although no Portfolio is required to hold annual meetings of its shareholders, shareholders have the right to call a meeting to elect or remove Trustees or to take other actions as provided in the Declaration of Trust. Shareholders have no preemptive rights.

The Trust is authorized to subdivide each series (Portfolio) into two or more classes. Currently, shares of the Portfolios are divided into Class A and Class
B. Each class of shares of a Portfolio is entitled to the same rights and privileges as all other classes of the Portfolio, provided however, that each class bears the expenses related to its distribution arrangements, as well as any other expenses attributable to the class and unrelated to managing the Portfolio's portfolio securities. Any matter that affects only the holders of a particular class of shares may be voted on only by such shareholders. Through this Prospectus, the Trust offers Class A shares in the Portfolio. To date, the Trust has never offered its Class B shares for sale.

The Trust's custodian is State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110.

                                   APPENDIX A

DESCRIPTION OF BOND RATINGS

The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of various debt instruments. IT SHOULD BE EMPHASIZED, HOWEVER, THAT RATINGS ARE NOT ABSOLUTE STANDARDS OF QUALITY. CONSEQUENTLY, DEBT INSTRUMENTS WITH THE SAME MATURITY, COUPON AND RATING MAY HAVE DIFFERENT YIELDS WHILE DEBT INSTRUMENTS OF THE SAME MATURITY AND COUPON WITH DIFFERENT RATINGS MAY HAVE THE SAME YIELD.

MOODY'S:

         Aaa - Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          Aa - Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long term risks appear somewhat larger than in "Aaa" securities.

           A - Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa - Bonds which are rated "Baa" are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

           B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

          Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

           C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Absence of
      Rating: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

                  Should no rating be assigned, the reason may be one of the following:

                  1.  An application for rating was not received or accepted.

                  2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

                  3. There is a lack of essential data pertaining to the issue or issuer.

                  4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

NOTE: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

S&P:

          AAA -   Debt rated "AAA" has the highest rating assigned by Standard
                  & Poor's. Capacity to pay interest and repay principal is extremely strong.

          AA  -   Debt rated "AA" has a strong  capacity to pay  interest  and repay principal and differs from the higher rated issues only in small degree.

           A  -   Debt rated "A" has a strong  capacity  to pay  interest  and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB  -   Debt rated "BBB" is regarded as having an adequate  capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

           BB - Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

            B - Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

          CCC - Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

           CC - The rating "CC" is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

           C - The rating "C" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

          CI - The rating "CI" is reserved for income bonds on which no interest is being paid.

           D - Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

       PLUS (+)
   OR MINUS (-):  The ratings  from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

          NR - Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

FITCH:

         AAA - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal which is unlikely to be affected by reasonably foreseeable events.

          AA - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

           A - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

         BBB - Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

          BB - Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

           B - Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin safety and the need for reasonable business and economic activity throughout the life of the issue.

         CCC - Bonds have certain identifiable characteristics which if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

          CC - Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

           C - Bonds are in imminent default in payment of interest or principal.

    PLUS (+)
   MINUS (-) -    Plus and minus signs are used with a rating symbol to indicate the relative  position of a credit within the rating category.
                  Plus and minus signs, however, are not used in the "AAA" category.

           R -    Indicates that Fitch does not rate the specific issue.

CONDITIONAL  -    A  conditional   rating  is  premised  on  the   successful
                  completion of a project or the occurrence of a specific event.

   SUSPENDED -    A rating  is  suspended  when  Fitch  deems  the  amount  of information available from the issuer to be inadequate for rating purposes.

   WITHDRAWN -    A  rating  will be  withdrawn  when an issue  matures  or is called or refinanced and at Fitch's discretion when an issuer fails to furnish proper and timely information.

  FITCHALERT -    Ratings are placed on FitchAlert  to notify  investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for potential downgrade, or "Evolving", where ratings may be lowered. FitchAlert is relatively short-term, and should be resolved within 12 months.


                                    PART B

                       STATEMENT OF ADDITIONAL INFORMATION


                                  May 1, 1998

This Statement of Additional Information (this "SAI") contains information which may be of interest to investors but which is not included in the Prospectus of LPT Variable Insurance Series Trust (the "Trust"). This SAI is not a prospectus and is only authorized for distribution when accompanied or preceded by the Prospectus of the Trust dated May 1, 1998. This SAI should be read together with the Prospectus. Investors may obtain a free copy of the Prospectus by calling London Pacific Life and Annuity Company ("Life Company") at (800) 852-3152.

THIS SAI CONTAINS INFORMATION RELATING TO ALL PORTFOLIOS OF THE TRUST.



                              TABLE OF CONTENTS
                                                                          PAGE

DEFINITIONS

INVESTMENT OBJECTIVES AND POLICIES OF THE TRUST

DESCRIPTION OF SECURITIES, INVESTMENT POLICIES AND RISK FACTORS
Repurchase Agreements
Mortgage Dollar Rolls and Reverse Repurchase Agreements
Illiquid or Restricted Securities
Mortgage- and Asset-Backed Securities
     Stripped Mortgage Securities
Collateralized Mortgage Obligations (CMOs)
Foreign Securities
Depositary Receipts
Lending of Portfolio Securities
Borrowing
High-Yield (High Risk) Securities
     In General
     Effect of Interest Rates and Economic Changes
     Payment Expectations
     Credit Ratings
     Liquidity and Valuation
     Legislation
U.S. Government Obligations
U.S. Government Agency Securities
Bank Obligations
Savings and Loan Obligations
Debt Obligations
     Price Volatility
     Maturity
     Credit Quality
     Temporary Defensive Position
Short-Term Corporate Debt Instruments
Municipal Obligations
Municipal Lease Obligations
Eurodollar and Yankee Obligations
Brady Bonds
When Issued Securities and Forward Commitment Contracts
Warrants
Zero-Coupon, Step-Coupon and Pay-in-Kind Securities
Floating and Variable Rate Instruments
Short Sales
Inverse Floating Rate Obligations
Loan Participations and Other Direct Indebtedness
Indexed Securities
Other Investment Companies
Foreign Investment Companies
Swaps and Related Transactions
Derivative Instruments
     General Description
     Special Risks of These Instruments
     General Limitations on Certain Derivative Transactions
     Options
     Yield Curve Options
     Spread Transactions
     Futures Contracts
     Foreign Currency-Related Derivative Strategies-Special Considerations Forward Currency Contracts
     Foreign Currency Transactions
     Hybrid Instruments

Combined Transactions


INVESTMENT RESTRICTIONS
     Fundamental Investment Restrictions
     Strong International Stock Portfolio and Strong Growth Portfolio Berkeley U.S. Quality Bond Portfolio
     Berkeley Money Market Portfolio
     Harris Associates Value Portfolio
     Lexington Corporate Leaders Portfolio
     Robertson Stephens Diversified Growth Portfolio
     MFS Total Return Portfolio
     Non-Fundamental Investment Restrictions
     Strong International Stock Portfolio and Strong Growth Portfolio Berkeley U.S. Quality Bond Portfolio
     Harris Associates Value Portfolio
     Lexington Corporate Leaders Portfolio
     Robertson Stephens Diversified Growth Portfolio
     MFS Total Return Portfolio


MANAGEMENT OF THE TRUST
     Sub-Advisers
     Code of Ethics
     Brokerage and Research Services
     Investment Decisions

DETERMINATION OF NET ASSET VALUE

TAXES

DIVIDENDS AND DISTRIBUTIONS

PERFORMANCE INFORMATION

SHAREHOLDER COMMUNICATIONS

ORGANIZATION AND CAPITALIZATION

PORTFOLIO TURNOVER

CUSTODIAN

LEGAL COUNSEL

INDEPENDENT ACCOUNTANTS

SHAREHOLDER LIABILITY

DESCRIPTION OF NRSRO RATINGS

FINANCIAL STATEMENTS


                     LPT VARIABLE INSURANCE SERIES TRUST

                     STATEMENT OF ADDITIONAL INFORMATION

                                CLASS A SHARES


DEFINITIONS

The "Trust"                   --  LPT Variable Insurance Series Trust.

"Adviser"                     --  LPIMC Insurance Marketing Services,
                                  the Trust's investment adviser.


INVESTMENT OBJECTIVES AND POLICIES OF THE TRUST

The Trust currently offers shares of beneficial interest of eight series (the "Portfolios") with separate investment objectives and policies. The investment objectives and policies of each of the Portfolios of the Trust are described in the Prospectus. This SAI contains additional information concerning certain investment practices and investment restrictions of the Trust.

Except as described below under "Investment Restrictions", the investment objectives and policies described in the Prospectus and in this SAI are not fundamental, and the Trustees may change the investment objectives and policies of a Portfolio without an affirmative vote of shareholders of the Portfolio.

DESCRIPTION OF SECURITIES, INVESTMENT POLICIES AND RISK FACTORS

The Prospectus for each Portfolio indicates the extent to which each Portfolio may purchase the instruments or engage in the investment activities described below. The discussion below supplements the information set forth in the Portfolio Prospectuses.

REPURCHASE AGREEMENTS

The Portfolios may enter into repurchase agreements with certain banks or non-bank dealers. In a repurchase agreement, the Portfolio buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement, thereby, determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements permit a Portfolio to keep all its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The Sub-Adviser for each Portfolio will monitor, on an ongoing basis, the value of the underlying securities to ensure that the value always equals or exceeds the repurchase price plus accrued interest. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon a Portfolio's ability to dispose of the underlying securities. Each Portfolio will enter into repurchase agreements only with banks or dealers, which in the opinion of each Portfolio's Sub-Adviser based on guidelines established by the Trust's Board of Trustees, are deemed creditworthy. A Portfolio may, under certain circumstances, deem repurchase agreements collateralized by U.S. Government securities to be investments in U.S. Government securities. Repurchase agreements with maturities of more than seven days will be treated as illiquid securities by the Portfolios.

The Berkeley U.S. Quality Bond Portfolio may invest in open repurchase agreements which vary from the typical agreement in the following respects: (1) the agreement has no set maturity, but instead matures upon 24 hours' notice to the seller; and (2) the repurchase price is not determined at the time the agreement is entered into, but is instead based on a variable interest rate and the duration of the agreement.

MORTGAGE DOLLAR ROLLS AND REVERSE REPURCHASE AGREEMENTS

A Portfolio may engage in reverse repurchase agreements to facilitate portfolio liquidity, a practice common in the mutual fund industry; to earn additional income on portfolio securities, such as Treasury bills and notes; or, with respect to the Strong International Stock Portfolio and the Strong Growth Portfolio, for arbitrage transactions discussed below. In a reverse repurchase agreement, a Portfolio temporarily transfers possession of a security to another party, such as a bank, in return for cash, and agrees to buy the security back at a future date and price. In a reverse repurchase agreement, the Portfolio generally retains the right to interest and principal payments on the security. Since a Portfolio receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing and therefore is subject to the overall percentage limitations on borrowings and the restrictions on the purposes of borrowing described therein. (See "Borrowing" and "Investment Restrictions.") When required by guidelines of the Securities and Exchange Commission ("SEC"), a Portfolio will set aside permissible liquid assets in a segregated account to secure its obligations to repurchase the security.

A Portfolio may also enter into mortgage dollar rolls, in which the Portfolio would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While the Portfolio would forego principal and interest paid on the mortgage-backed securities during the roll period, the Portfolio would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. The Portfolio also could be compensated through the receipt of fee income equivalent to a lower forward price. At the time the Portfolio would enter into a mortgage dollar roll, it would set aside permissible liquid assets in a segregated account to secure its obligation for the forward commitment to buy mortgage-backed securities. Mortgage dollar roll transactions may be considered a borrowing by the Portfolio. (See "Borrowing.")

The mortgage dollar rolls and reverse repurchase agreements entered into by the Strong International Stock and Strong Growth Portfolios may be used as arbitrage transactions in which a Portfolio will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date on the related mortgage dollar roll or reverse repurchase agreement. Since a Portfolio will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage. However, since such securities or repurchase agreements will be high quality and will mature on or before the settlement date of the mortgage dollar roll or reverse repurchase agreement, the Sub-Adviser believes that such arbitrage transactions do not present the risks to the Portfolios that are associated with other types of leverage.

ILLIQUID OR RESTRICTED SECURITIES

A Portfolio may invest in securities that are considered illiquid because of the absence of a readily available market or due to legal or contractual restrictions. Each Portfolio may invest up to 15% of its net assets in such securities or, with respect to the Strong International Stock Portfolio and Strong Growth Portfolio, such other amounts as may be permitted under the Investment Company Act of 1940 ("1940 Act"), (except 10% with respect to the Berkeley Money Market Portfolio). The Board of Trustees of the Trust has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are illiquid for purposes of these limitations. Certain securities exempt from registration or issued in transactions exempt from registration under the Securities Act of 1933, as amended (the "1933 Act"), including securities that may be resold pursuant to
Rule 144A under the 1933 Act, may be considered liquid. The Board of Trustees has adopted guidelines and delegated to the Sub-Advisers the daily function of determining and monitoring the liquidity of Rule 144A securities, although it has retained oversight and ultimate responsibility for such determinations. Although no definitive liquidity criteria are used, the Board of Trustees has directed the Sub-Advisers to look to such factors as (i) the nature of the market for a security (including the institutional private resale market), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), (iii) the availability of market quotations (e.g. for securities quoted in the PORTAL system), and (iv) other permissible relevant factors.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act. Where registration is required, a Portfolio may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Portfolio might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the Board of Trustees of the Trust. If through the appreciation of restricted securities or the depreciation of unrestricted securities, a Portfolio should be in a position where it has exceeded its maximum percentage limitation with respect to its net assets which are invested in illiquid assets, including restricted securities which are not readily marketable, the Portfolio will take such steps as is deemed advisable, if any, to protect liquidity.

A Portfolio may sell over-the-counter ("OTC") options and, in connection therewith, segregate assets or cover its obligations with respect to OTC options written by the Portfolio. The assets used as cover for OTC options written by the Portfolio will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Portfolio may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

Notwithstanding the above, the Sub-Adviser for the Strong International Stock Portfolio and the Strong Growth Portfolio intends, as a matter of internal policy, to limit each of such Portfolio's investments in illiquid securities to 10% of its net assets.

MORTGAGE- AND ASSET-BACKED SECURITIES

Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. Such securities may be issued or guaranteed by U.S. Government agencies or instrumentalities, such as the Government National Mortgage Association and the Federal National Mortgage Association, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities (collectively, "private lenders"). Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. Government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first lien mortgage loans or interests therein, but include assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property, and receivables from credit card or other revolving credit arrangements. Payments or distributions of principal and interest on asset-backed securities may be supported by non-governmental credit enhancements similar to those utilized in connection with mortgage-backed securities.

The yield characteristics of mortgage- and asset-backed securities differ from those of traditional debt securities. Among the principal differences are that interest and principal payments are made more frequently on mortgage- and asset-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a Portfolio purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if a Portfolio purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Amounts available for reinvestment by the Portfolio are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates. Accelerated prepayments on securities purchased by a Portfolio at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full. The market for privately issued mortgage- and asset-backed securities is smaller and less liquid than the market for government-sponsored mortgage-backed securities.

A Portfolio may invest in stripped mortgage- or asset-backed securities, which receive differing proportions of the interest and principal payments from the underlying assets. The market value of such securities generally is more sensitive to changes in prepayment and interest rates than is the case with traditional mortgage- and asset-backed securities, and in some cases such market value may be extremely volatile. With respect to certain stripped securities, such as interest only and principal only classes, a rate of prepayment that is faster or slower than anticipated may result in a Portfolio failing to recover all or a portion of its investment, even though the securities are rated investment grade.

STRIPPED  MORTGAGE  SECURITIES.  A  Portfolio  may  purchase  stripped  mortgage securities which are derivative multiclass mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities are generally illiquid and to such extent, together with any other illiquid investments, will be subject to the Portfolio's applicable restriction on investments in illiquid securities.

Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest ("IO" or interest-only), while the other class will receive all of the principal ("PO" or principal-only class). The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including pre-payments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a nationally recognized statistical rating organization ("NRSRO").

     In addition to the stripped mortgage securities described above, a Portfolio may invest in similar securities such as Super POs and Levered IOs which are more volatile than POs, IOs and IOettes. Risks associated with instruments such as Super POs are similar in nature to those risks related to investments in POs. Risks connected with Levered IOs and IOettes are similar in nature to those associated with IOs. The Portfolio may also invest in other similar instruments developed in the future that are deemed consistent with its investment objective, policies and restrictions. POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the Portfolio.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS)

CMOs are bonds that are collateralized by whole loan mortgages or mortgage pass-through securities. The bonds issued in a CMO transaction are divided into groups, and each group of bonds is referred to as a "tranche." Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the CMO bondholders. The bonds issued under a CMO structure are retired sequentially as opposed to the pro rata return of principal found in traditional pass-through obligations. Subject to the various provisions of individual CMO issues the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds. Under the CMO structure, the repayment of principal among the different tranches is prioritized in accordance with the terms of the particular CMO issuance. The "fastest-pay" tranche of bonds, as specified in the prospectus for the issue, would initially receive all principal payments. When that tranche of bonds is retired, the next tranche, or tranches, in the sequence, as specified in the prospectus, receive all of the principal payments until they are retired. The sequential retirement of bonds groups continues until the last tranche, or group of bonds, is retired. Accordingly, the CMO structure allows the issuer to use cash flows of long maturity, monthly-pay collateral to formulate securities with short, intermediate and long final maturities and expected average lives.

In recent years, new types of CMO structures have evolved. These include floating rate CMOs, planned amortization classes, accrual bonds, and CMO residuals. These newer structures affect the amount and timing of principal and interest received by each tranche from the underlying collateral. Under certain of these new structures, given classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a Portfolio invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities.

The primary risk of any mortgage security is the uncertainty of the timing of cash flows. For CMOs, the primary risk results from the rate of prepayments on the underlying mortgages serving as collateral. An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price of CMOs. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

FOREIGN SECURITIES

Investment by a Portfolio in securities issued by companies or other issuers whose principal activities are outside the United States involves significant risks not present in U.S. investments. The value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar. In addition, less publicly available information is generally available about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign companies are not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. companies.
Investments  in foreign  securities  also  involve the risk of possible  adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the repatriation of monies or other assets of a Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Further, the economies of particular countries or areas of the world may perform less favorably than the economy of the U.S. and the U.S. dollar value of securities denominated in currencies other than the U.S. dollar may be affected unfavorably by exchange rate movements. Each of these factors could influence the value of a Portfolio's shares, as well as the value of dividends and interest earned by a Portfolio and the gains and losses which it realizes. It is anticipated that in most cases the best available market for foreign securities will be on exchanges or in over-the-counter markets located outside of the U.S. However, foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the U.S., and securities of some foreign companies (particularly those located in developing countries) are generally less liquid and more volatile than securities of comparable U.S. companies. Foreign security trading practices, including those involving securities settlement where Portfolio assets may be released prior to receipt of payment, may expose a Portfolio to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer. In addition, foreign brokerage commissions and other fees are generally higher than on securities traded in the U.S. and may be non-negotiable. These is less overall governmental supervision and regulation of securities exchanges, securities dealers, and listed companies than in the U.S.

The Portfolios may invest in foreign securities that are restricted against transfer within the U.S. or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

DEPOSITARY RECEIPTS

A Portfolio may invest in foreign securities by purchasing depositary receipts, including American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs"), or other securities convertible into securities or issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while EDRs, in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. For purposes of a Portfolio's investment policies, ADRs and EDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR or EDR representing ownership of common stock will be treated as common stock.

ADR facilities may be established as either "unsponsored" or "sponsored." While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants. A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

LENDING OF PORTFOLIO SECURITIES

Except with respect to the Harris Associates Value Portfolio and the Berkeley Money Market Portfolio, each Portfolio is authorized to lend its portfolio securities to broker-dealers or institutional investors that the Sub-Adviser deems qualified, but only when the borrower maintains with the Portfolio's custodian bank collateral either in cash or money market instruments in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. However, the Portfolios do not presently intend to engage in such lending. In determining whether to lend securities to a particular broker-dealer or institutional investor, the Sub-Adviser will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. A Portfolio will retain authority to terminate any loans at any time. The Portfolios may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. The Portfolios will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest or other distributions on the securities loaned. The
Portfolios will retain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights and rights to dividends, interest or other distributions, when retaining such rights is considered to be in a Portfolio's interest.

Other than the Berkeley Money Market Portfolio and the Harris Associates Value Portfolio, each of the Portfolios may lend up to 33 1/3% of the total value of its securities (except 30% with respect to the MFS Total Return Portfolio and 25% with respect to the Berkeley U.S. Quality Bond Portfolio).

BORROWING

The Portfolios may borrow money from banks, limited by each Portfolio's investment restriction as to the percentage of its total assets that it may borrow, and may engage in mortgage dollar roll transactions and reverse repurchase agreements which may be considered a form of borrowing. (See "Mortgage Dollar Rolls and Reverse Repurchase Agreements," above.) In addition, the Strong International Stock Portfolio and the Strong Growth Portfolio may borrow up to an additional 5% of their respective total assets from banks for temporary or emergency purposes. A Portfolio will not purchase securities when bank borrowings exceed 5% of the Portfolio's total assets.

HIGH-YIELD (HIGH RISK) SECURITIES

IN GENERAL. Certain Portfolios have the authority to invest in non-investment grade debt securities (up to 5% of its net assets with respect to the Strong International Stock and Strong Growth Portfolios). Non-investment grade debt securities (hereinafter referred to as "lower-quality securities") include (i) bonds rated as low as C by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group "(S&P"), or Fitch IBCA, Inc. ("Fitch"), or CCC by Duff & Phelps, Inc. ("D&P"); (ii) commercial paper rated as low as C by S&P, Not Prime by Moody's or Fitch 4 by Fitch; and (iii) unrated debt obligations of comparable quality. Lower-quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below. Refer to "Description of NRSRO Ratings" for a discussion of securities ratings.

EFFECT OF INTEREST RATES AND ECONOMIC CHANGES. The lower-quality and comparable unrated securities market is relatively new and its growth has paralleled a long economic expansion. As a result, it is not clear how this market may withstand a prolonged recession or economic downturn. Such an economic downturn could severely disrupt the market for and adversely affect the value of such securities.

All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower-quality or comparable unrated security defaulted, a Portfolio might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in the Portfolio's net asset value.




As previously stated, the value of a lower-quality or comparable unrated security will decrease in a rising interest rate market, and accordingly so will a Portfolio's net asset value. If a Portfolio experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of lower-quality and comparable unrated securities (discussed below), a Portfolio may be forced to liquidate these securities at a substantial discount. Any such liquidation would reduce the Portfolio's asset base over which expenses could be allocated and could result in a reduced rate of return for the Portfolio.

PAYMENT EXPECTATIONS. Lower-quality and comparable unrated securities typically contain redemption, call or prepayment provisions which permit the issuer of such securities containing such provisions to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, a Portfolio may have to replace the securities with a lower yielding security, which would result in a lower return for the Portfolio.

CREDIT RATINGS. Credit ratings issued by credit-rating agencies evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in lower-quality and comparable unrated securities will be more dependent on the Sub-Adviser's credit analysis than would be the case with investments in investment-grade debt securities. The Sub-Advisers employ their own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. The Sub-Advisers continually monitor the investments in each Portfolio's portfolio and carefully evaluate whether to dispose of or to retain lower-quality and comparable unrated securities whose credit ratings or credit quality may have changed.

LIQUIDITY AND VALUATION. A Portfolio may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower-quality and comparable unrated securities, there is no established retail secondary market for many of these securities. The Portfolios anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, the Portfolio's asset value and ability to dispose of particular securities, when necessary to meet the Portfolio's liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market for certain securities may also make it more difficult for a Portfolio to obtain accurate market quotations for purposes of valuing the Portfolio's investments. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-quality and comparable unrated securities, especially in a thinly traded market.

LEGISLATION. legislation has been adopted, and from time to time proposals have been discussed, regarding new legislation designed to limit the use of certain lower-quality and comparable unrated securities by certain issuers. An example of legislation is a law which requires federally insured savings and loan associations to divest their investments in these securities over time. It is not currently possible to determine the impact of any proposed legislation on the lower-quality and comparable unrated securities market. However, it is anticipated that if additional legislation is enacted or proposed, it could have a material affect on the value of these securities and the existence of a secondary trading market for the securities.

U.S. GOVERNMENT OBLIGATIONS

U.S. Government Obligations include bills, notes, bonds, and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in the length of their maturities.

U.S. GOVERNMENT AGENCY SECURITIES

Securities issued or guaranteed by Federal agencies and U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain debt issued by Resolution Funding Corporation has both its principal and interest backed by the full faith and credit of the U.S. Treasury in that its principal is defeased by U.S. Treasury zero coupon issues, while the U.S. Treasury is explicitly required to advance funds sufficient to pay interest on it, if needed. Certain agencies and instrumentalities, such as the Government National Mortgage Association, are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the Treasury, if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and Federal National Mortgage Association, are not guaranteed by the United States, but those institutions are protected by the discretionary authority of the U.S. Treasury to purchase certain amounts of their securities to assist the institution in meeting its debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System and the Federal Home Loan Mortgage Corporation, are federally chartered institutions under Government supervision, but their debt securities are backed only by the credit worthiness of those institutions, not the U.S. Government.

Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Maritime Administration, Small Business Administration and The Tennessee Valley Authority.

An instrumentality of the U.S. Government is a Government agency organized under Federal charter with Government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks and the Federal National Mortgage Association.

BANK OBLIGATIONS

Bank obligations include, but are not limited to, negotiable certificates of deposit, bankers' acceptances and fixed time deposits.

Fixed time deposits are obligations of U.S. banks, of foreign branches of U.S. banks, or of foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Generally, fixed time deposits may be withdrawn on demand by the investor, but they may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. Although fixed time deposits do not have a market, there are no contractual restrictions on a Portfolio's right to transfer a beneficial interest in the deposit to a third party.

Obligations of foreign banks and foreign branches of United States banks involve somewhat different investment risks from those affecting obligations of United States banks, including the possibilities that liquidity could be impaired because of future political and economic developments, that the obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions (such as foreign exchange controls) may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks, or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks differ from those applicable to United States banks. In that connection, foreign banks are not subject to examination by any United States Government agency or instrumentality.

SAVINGS AND LOAN OBLIGATIONS

The Portfolios may invest in savings and loan obligations which are negotiable certificates of deposit and other short-term debt obligations of savings and loan associations.

DEBT OBLIGATIONS

A Portfolio may invest a portion of its assets in debt obligations. Issuers of debt obligations have a contractual obligation to pay interest at a specified rate on specified dates and to repay principal on a specified maturity date. Certain debt obligations (usually intermediate- and long-term bonds) have provisions that allow the issuer to redeem or "call" a bond before its maturity. Issuers are most likely to call such securities during periods of falling interest rates.

PRICE VOLATILITY. The market value of debt obligations is affected by changes in prevailing interest rates. The market value of a debt obligation generally reacts inversely to interest-rate changes, meaning, when prevailing interest rates decline, an obligation's price usually rises, and when prevailing interest rates rise, an obligation's price usually declines. A fund portfolio consisting primarily of debt obligations will react similarly to changes in interest rates.

MATURITY. In general, the longer the maturity of a debt obligation, the higher its yield and the greater its sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability. Commercial paper is generally considered the shortest form of debt obligation. The term "bond" generally refers to securities with maturities longer than two years. Bonds with maturities of three years or less are considered short-term, bonds with maturities between three and seven years are considered intermediate-term, and bonds with maturities greater than seven years are considered long-term.

CREDIT QUALITY. The values of debt obligations may also be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the quality rating of a security, the higher the degree of risk as to the payment of interest and return of principal. To compensate investors for taking on such increased risk, those issuers deemed to be less creditworthy generally must offer their investors higher interest rates than do issuers with better credit ratings.

In conducting their credit research and analysis, the Sub-Advisers consider both qualitative and quantitative factors to evaluate the creditworthiness of individual issuers. The Sub-Advisers also rely, in part, on credit ratings compiled by a number of NRSROs. See the Appendix for additional information.

TEMPORARY DEFENSIVE POSITION. When a Sub-Adviser determines that market conditions warrant a temporary defensive position, the Portfolios may invest without limitation in cash and short-term fixed income securities, including U.S. Government securities, commercial paper, banker's acceptances, certificates of deposit, and time deposits.

SHORT-TERM CORPORATE DEBT INSTRUMENTS

A Portfolio may invest in commercial paper, which refers to short-term, unsecured promissory notes issued by U.S. and foreign corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months.

A Portfolio may also invest in non-convertible corporate debt securities (e.g., bonds and debentures) with no more than one year remaining to maturity at the date of settlement. Corporate debt securities with a remaining maturity of less than one year tend to become extremely liquid and are traded as money market securities.

MUNICIPAL OBLIGATIONS

Municipal Obligations include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligations may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to loan to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities for water supply, gas, electricity or sewage or solid waste disposal. Such obligations are included with the term Municipal Obligations if the interest paid thereon qualifies as exempt from federal income tax.

Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Obligations, although the current federal tax laws place substantial limitations on the size of such issues.

MUNICIPAL LEASE OBLIGATIONS

Municipal lease obligations are secured by revenues derived from the lease of property to state and local government units. The underlying leases typically are renewable annually by the governmental user, although the lease may have a term longer than one year. If the governmental user does not appropriate sufficient funds for the following year's lease payments, the lease will terminate, with the possibility of default on the lease obligations and significant loss to a Portfolio. In the event of a termination, assignment or sublease by the governmental user, the interest paid on the municipal lease obligation could become taxable, depending upon the identity of the succeeding user.

EURODOLLAR AND YANKEE OBLIGATIONS

Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

Eurodollar and Yankee obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across their borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issuers.

BRADY BONDS

A portion of a Portfolio's fixed -income investments may be invested in certain debt obligations customarily referred to as "Brady Bonds", which are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan").

Brady Bonds do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are dollar-denominated) and they are actively traded in the over-the-counter secondary market.

Dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity;
(ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to Collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

Brady Plan debt restructurings have been implemented to date in various countries including Argentina, Brazil, Bulgaria, Costa Rica, Dominican Republic, Ecuador, Jordan, Mexico, Nigeria, Panama, the Philippines, Poland, Uruguay and Venezuela. There can be no assurance that the circumstances regarding the issuance of Brady Bonds by these countries will not change.

WHEN ISSUED SECURITIES AND FORWARD COMMITMENT CONTRACTS

A Portfolio may from time to time purchase securities on a "when-issued" basis. The price of debt obligations purchased on a when-issued basis, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within one month of the purchase. During the period between the purchase and settlement, no payment is made by a Portfolio to the issuer and no interest on the debt obligations accrues to the Portfolio. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of a Portfolio's other assets. While when-issued securities may be sold prior to the settlement date, the Portfolios intend to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a Portfolio makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The Portfolios do not believe that their respective net asset values will be adversely affected by purchases of securities on a when-issued basis.

The Portfolios will maintain cash and marketable securities equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date. When the time comes to pay for when-issued securities, a Portfolio will meet its obligations from then-available cash flow, sale of the securities held in the separate account, described above, sale of other securities or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the Portfolio's payment obligation).

WARRANTS

A Portfolio may acquire warrants. Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

ZERO-COUPON, STEP-COUPON AND PAY-IN-KIND SECURITIES

A Portfolio may invest in zero-coupon, step-coupon, and pay-in-kind securities. These securities are debt securities that do not make regular cash interest payments. Zero-coupon and step-coupon securities are sold at a deep discount to their face value. Pay-in-kind securities pay interest through the issuance of additional securities. Because such securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal income tax law requires the holders of zero-coupon, step-coupon, and pay-in-kind securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on such securities accruing that year. The Berkeley U.S. Quality Bond Portfolio may invest up to 10% of its assets in zero coupon bonds or strips. Strips are debt securities that are stripped of their interest after the securities are issued, but otherwise are comparable to zero coupon bonds.

FLOATING AND VARIABLE RATE INSTRUMENTS

Certain of the floating or variable rate obligations that may be purchased by a Portfolio may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity. Some of the demand instruments purchased by a Portfolio are not traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, a Portfolio will nonetheless treat the instrument as "readily marketable" for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days; if the notice period is greater than seven days, the demand instrument will be characterized as "not readily marketable" for such purpose.

A Portfolio's right to obtain payment at par on a demand instrument could be affected by events occurring between the date such Portfolio elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or third party providing credit support to make payment when due, except when such demand instruments permit same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than the Trust's custodian subject to a sub-custodian agreement approved by the Trust between that bank and the Trust's custodian.

SHORT SALES

A Portfolio may sell securities short to hedge unrealized gains on portfolio securities. Selling securities short involves selling a security that a Portfolio owns or has the right to acquire, for delivery at a specified date in the future. If a Portfolio sells securities short, it may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises. All short sales must be fully collateralized and marked to market daily. The net proceeds of the short sale will be retained by the broker (or by the Trust's custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out. A Portfolio also will incur transaction costs in effecting short sales. Proposed legislation would require recognition of unrealized gains from short sales and other constructive sales.

INVERSE FLOATING RATE OBLIGATIONS

Certain Portfolios may invest in inverse floating rate obligations, or "inverse floaters." Inverse floaters have coupon rates that vary inversely at a multiple of a designated floating rate (which typically is determined by reference to an index rate, but may also be determined through a dutch auction or a remarketing agent) (the "reference rate"). Inverse floaters may constitute a class of CMOs with a coupon rate that moves inversely to a designated index, such as LIBOR (London Inter-Bank Offered Rate) or COFI (Cost of Funds Index). Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. In addition, like most other fixed income securities, the value of inverse floaters will generally decrease as interest rates increase.

Inverse floaters exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity, and inverse floater CMOs exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. In addition, some inverse floater CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an inverse floater CMO is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying mortgage assets.

LOAN PARTICIPATIONS AND OTHER DIRECT INDEBTEDNESS

A Portfolio may purchase loan participations and other direct claims against a borrower. In purchasing a loan participation, a Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans that are fully secured offer the Portfolio more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans are typically made by a syndicate of lending institutions, represented by an agent lending institution which has negotiated and structured the loan and is responsible for collecting interest, principal and other amounts due on its own behalf and on behalf of the others in the syndicate, and for enforcing its and their other rights against the borrower. Alternatively, such loans may be structured as a novation, pursuant to which a Portfolio would assume all of the rights of the lending institution in a loan, or as an assignment, pursuant to which the Portfolio would purchase an assignment of a portion of a lender's interest in a loan either directly from the lender or through an intermediary. A Portfolio may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default.

Certain of the loan participations acquired by a Portfolio may involve revolving credit facilities or other standby financing commitments which obligate a Portfolio to pay additional cash on a certain date or on demand. These commitments may have the effect of requiring a Portfolio to increase its investment in a company at a time when a Portfolio might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that a Portfolio is committed to advance additional funds, it will at all times hold and maintain in a segregated account cash or other high grade debt obligations in an amount sufficient to meet such commitments.

A Portfolio's ability to receive payments of principal, interest and other amounts due in connection with these investments will depend primarily on the financial condition of the borrower. In selecting the loan participations and other direct investments which a Portfolio will purchase, the Sub-Adviser will rely upon its (and not that of the original lending institutions) own credit analysis of the borrower. As a Portfolio may be required to rely upon another lending institution to collect and pass on to the Portfolio amounts payable with respect to the loan and to enforce a Portfolio's rights under the loan, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent a Portfolio from receiving such amounts. In such cases, a Portfolio will evaluate as well the creditworthiness of the lending institution and will treat both the borrower and the lending institution as an "issuer" of the loan participation for purposes of certain investment restrictions pertaining to the diversification of a Portfolio's investments. The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Investments in such loans may involve additional risks to a Portfolio. For example, if a loan is foreclosed, a Portfolio could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Portfolio could be held liable as a co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a Portfolio relies on the Sub-Adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Portfolio. In addition, loan participations and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. To the extent that the Sub-Adviser determines that any such investments are illiquid, a Portfolio will include them in the investment limitations described below.

INDEXED SECURITIES

A Portfolio may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Index securities may include securities that have embedded swaps (see "Swaps and Related Transactions") and typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The  performance  of  indexed  securities  depends  to a  great  extent  on  the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

OTHER INVESTMENT COMPANIES

As indicated under "Investment Restrictions", a Portfolio may from time to time invest in securities of other investment companies. The return on such investments will be reduced by the operating expenses, including investment advisory and administration fees, of such investment funds, and will be further reduced by the Portfolio expenses, including management fees; that is, there will be a layering of certain fees and expenses.

FOREIGN INVESTMENT COMPANIES

Some of the  countries  in which a  Portfolio  may invest may not permit  direct investment by outside investors. Investments in such countries may only be permitted through foreign government-approved or -authorized investment vehicles, which may include other investment companies. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitation under the 1940 Act. Under the 1940 Act, a Portfolio may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company as long as the investment does not represent more than 3% of the voting stock of the acquired investment company.

SWAPS AND RELATED TRANSACTIONS

A Portfolio may enter into interest rate swaps, currency swaps and other types of available swap agreements, such as caps, collars and floors.

Swap agreements may be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Portfolio's exposure to long or short-term interest rates (in the U.S. or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as securities prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names. A Portfolio is not limited to any particular form or variety of swap agreement if the Sub-Adviser determines it is consistent with the Portfolio's investment objective and policies.

A Portfolio will maintain cash or appropriate liquid assets with its custodian to cover its current obligations under swap transactions. If a Portfolio enters into a swap agreement on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying as the case may be, only the net amount of the two payments), the Portfolio will maintain cash or liquid assets with its Custodian with a daily value at least equal to the excess, if any, of the Portfolio's accrued obligations under the swap agreement over the accrued amount the Portfolio is entitled to receive under the agreement. If the Portfolio enters into a swap agreement on other than a net basis, it will maintain cash or liquid assets with a value equal to the full amount of the Portfolio's accrued obligations under the agreement.

The most significant factor in the performance of swaps, caps, floors and collars is the change in the specific interest rate, currency or other factor that determines the amount of payments to be made under the arrangement. If a Sub-Adviser is incorrect in its forecasts of such factors, the investment performance of the Portfolio would be less than what it would have been if these investment techniques had not been used. If a swap agreement calls for payments by the Portfolio, the Portfolio must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of the swap agreement would be likely to decline, potentially resulting in losses. If the counterparty defaults, the Portfolio's risk of loss consists of the net amount of payments that the Portfolio is contractually entitled to receive. The Portfolio anticipates that it will be able to eliminate or reduce its exposure under these arrangements by assignment or other disposition or by entering into an offsetting agreement with the same or another counterparty.

DERIVATIVE INSTRUMENTS

GENERAL DESCRIPTION. As discussed in the Prospectus, the Sub-Advisers for certain Portfolios may use a variety of derivative instruments, including options, futures contracts (sometimes referred to as "futures"), options on futures contracts, and forward currency contracts for any lawful purpose, such as to hedge a Portfolio's investments, risk management, or to attempt to enhance returns.

The use of these instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they may be traded, the Commodity Futures Trading Commission ("CFTC") and various state regulatory authorities. In addition, a Portfolio's ability to use these instruments will be limited by tax considerations.

In addition to the products, strategies and risks described below and in the Prospectus, the Sub-Advisers expect to discover additional derivative instruments and other hedging techniques. These new opportunities may become available as the Sub-Advisers develop new techniques or as regulatory authorities broaden the range of permitted transactions. The Sub-Advisers may utilize these opportunities to the extent that they are consistent with a Portfolio's investment objective and permitted by a Portfolio's investment limitations and applicable regulatory authorities.

SPECIAL RISKS OF THESE INSTRUMENTS. The use of derivative instruments involves special considerations and risks as described below. Risks pertaining to particular instruments are described in the sections that follow.

     (1) Successful use of most of these instruments depends upon a Sub-Adviser's ability to predict movements of the overall securities and currency markets, which requires different skills than predicting changes in the prices of individual securities. While the Sub-Advisers are experienced in the use of these instruments, there can be no assurance that any particular strategy adopted will succeed.

     (2) There might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged. For example, if the value of an instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the investments being hedged.

     (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a Portfolio entered into a short hedge because the Sub-Adviser projected a decline in the price of a security in the Portfolio's investments, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the instrument. Moreover, if the price of the instrument declined by more than the increase in the price of the security, a Portfolio could suffer a loss.

     (4) As described below, a Portfolio might be required to maintain assets as "cover," maintain segregated accounts, or make margin payments when it takes positions in these instruments involving obligations to third parties (i.e., instruments other than purchased options). If a Portfolio were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair a Portfolio's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that a Portfolio sell a portfolio security at a disadvantageous time. A Portfolio's ability to close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction ("counter party") to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to a Portfolio.

GENERAL LIMITATIONS ON CERTAIN DERIVATIVE TRANSACTIONS. The Trust will file a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets. Pursuant to Rule 4.5 of the regulations under the Commodity Exchange Act (the "CEA"), the notice of eligibility will include representations that the Trust will use futures contracts and related options solely for bona fide hedging purposes within the meaning of CFTC regulations, provided that the Trust may hold other positions in futures contracts and related options that do not qualify as a bona fide hedging position if the aggregate initial margin deposits and premiums required to establish these positions, less the amount by which any such options positions are "in the money," do not exceed 5% of the Trust's net assets. Adoption of these guidelines does not limit the percentage of the Trust's assets at risk to 5%.

In addition, (i) the aggregate value of securities underlying call options on securities written by a Portfolio or obligations underlying put options on securities written by a Portfolio determined as of the date the options are written will not exceed 50% of the Portfolio's net assets; (ii) the aggregate premiums paid on all options purchased by a Portfolio and which are being held will not exceed 20% of the Portfolio's net assets; (iii) a Portfolio will not purchase put or call options, other than hedging positions, if, as a result thereof, more than 5% of its total assets would be so invested; and (iv) the aggregate margin deposits required on all futures and options on futures transactions being held will not exceed 5% of a Portfolio's total assets.

The foregoing limitations are not fundamental policies of the Portfolios and may be changed by the Trust's Board of Trustees without shareholder approval as regulatory agencies permit.

Transactions using options (other than purchased options) expose a Portfolio to counter-party risk. To the extent required by SEC guidelines, a Portfolio will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, other options, or futures or (2) cash and liquid high grade debt securities with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. A Portfolio will also set aside cash and/or appropriate liquid assets in a segregated custodial account if required to do so by the SEC and CFTC regulations. Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option or futures contract is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Portfolio's assets to segregated accounts as a cover could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

OPTIONS. A Portfolio may purchase and write put and call options on securities, on indices of securities, and foreign currency, and enter into closing transactions with respect to such options to terminate an existing position. The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing put or call options can enable a Portfolio to enhance income by reason of the premiums paid by the purchaser of such options. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Portfolio will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. All or a portion of any assets used as cover for OTC options written by a Portfolio would be considered illiquid to the extent described under "Illiquid or Restricted Securities." Writing put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Portfolio will be obligated to purchase the security at more than its market value.

The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, and general market conditions. Options that expire unexercised have no value. Options used by a Portfolio may include European-style options. This means that the option is only exercisable at its expiration. This is in contrast to American-style options which are exercisable at any time prior to the expiration date of the option.

A Portfolio may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Portfolio may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Portfolio may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a Portfolio to realize the profit or limit the loss on an option position prior to its exercise or expiration.

A Portfolio may purchase or write both exchange-traded and OTC options. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. OTC options are contracts between a Portfolio and the other party to the transaction ("counter party") (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Portfolio purchases or writes an OTC option, it relies on the counter party to make or take delivery of the underlying investment upon exercise of the option. Failure by the counter party to do so would result in the loss of any premium paid by a Portfolio as well as the loss of any expected benefit of the transaction.

A Portfolio's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. The Portfolios intend to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counter party, or by a transaction in the secondary market if any such market exists. Although a Portfolio will enter into OTC options only with counter parties that are expected to be capable of entering into closing transactions with the Portfolio, there is no assurance that the Portfolio will in fact be able to close out an OTC option at a favorable price prior to expiration. In the event of insolvency of the counter party, a Portfolio might be unable to close out an OTC option position at any time prior to its expiration.

If a Portfolio were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Portfolio could cause material losses because the Portfolio would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

A Portfolio may engage in options transactions on indices in much the same manner as the options on securities discussed above, except the index options may serve as a hedge against overall fluctuations in the securities markets in general.

The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging.

YIELD CURVE OPTIONS: A Portfolio may also enter into options on the "spread," or yield differential, between two fixed income securities, in transactions referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

Yield curve options may be used for the same purposes as other options on securities. Specifically, a Portfolio may purchase or write such options for hedging purposes. For example, a Portfolio may purchase a call option on the yield spread between two securities, if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. A Portfolio may also purchase or write yield curve options for other than hedging purposes (i.e., in an effort to increase its current income) if, in the judgment of the Sub-Adviser, a Portfolio will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated. Yield curve options written by a Portfolio will be "covered". A call (or put) option is covered if the Portfolio holds another call (or put) option on the spread between the same two securities and maintains in a segregated account with its custodian cash or cash equivalents sufficient to cover the Portfolio's net liability under the two options. Therefore, a Portfolio's liability for such a covered option is generally limited to the difference between the amount of the Portfolio's liability under the option written by the Portfolio less the value of the option held by the Portfolio. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter and because they have been only recently introduced, established trading markets for these securities have not yet developed.

The staff of the SEC has taken the position that purchased over-the-counter options and assets used to cover written over-the-counter options are illiquid and, therefore, together with other illiquid securities, cannot exceed a certain percentage of the Portfolio's assets (the "SEC illiquidity ceiling"). The Sub-Advisers intend to limit a Portfolio's writing of over-the-counter options in accordance with the following procedure. Except as provided below, the Portfolios intend to write over-the-counter options only with primary U.S. government securities dealers recognized by the Federal Reserve Bank of New York. Also, the contracts which a Portfolio will have in place with such primary dealers will provide that the Portfolio has the absolute right to repurchase an option it writes at any time at a price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula in the contract. Although the specific formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by the Portfolio for writing the option, plus the amount, if any, of the option's intrinsic value (i.e., the amount that the option is in-the-money). The formula may also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written out-of-money. A Portfolio will treat all or a part of the formula price as illiquid for purposes of the SEC illiquidity ceiling. A Portfolio may also write over-the-counter options with non-primary dealers, including foreign dealers, and will treat the assets used to cover these options as illiquid for purposes of such SEC illiquidity ceiling.

SPREAD  TRANSACTIONS.  A Portfolio  may  purchase  covered  spread  options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives a Portfolio the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that a Portfolio does not own, but which is used as a benchmark. The risk to the Portfolio in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect the Portfolio against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread option.

FUTURES CONTRACTS. A Portfolio may enter into futures contracts, including interest rate, index, and foreign currency futures. A Portfolio may also purchase put and call options, and write covered put and call options, on futures in which it is allowed to invest. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. A Portfolio's hedging may include purchases of futures as an offset against the effect of expected increases in securities prices and currency exchange rates and sales of futures as an offset against the effect of expected declines in securities prices and currency exchange rates. A Portfolio's futures transactions may be entered into for any lawful purpose such as hedging purposes, risk management, or to enhance returns. A Portfolio may also write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates. A Portfolio will engage in this strategy only when a Sub-Adviser believes it is more advantageous to the Portfolio than is purchasing the futures contract.

To the extent required by regulatory authorities, the Portfolios only enter into futures contracts that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading are regulated under the CEA by the CFTC. Although techniques other than sales and purchases of futures contracts could be used to reduce a Portfolio's exposure to market, currency, or interest rate fluctuations, the Portfolio may be able to hedge its exposure more effectively and perhaps at a lower cost through using futures contracts.

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g. debt security) or currency for a specified price at a designated date, time, and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument, the currency, or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, the Portfolio realizes a gain; if it is more, the Portfolio realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Portfolio realizes a gain; if it is less, the Portfolio realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Portfolio will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Portfolio is not able to enter into an offsetting transaction, the Portfolio will continue to be required to maintain the margin deposits on the futures contract.

No price is paid by a Portfolio upon entering into a futures contract. Instead, at the inception of a futures contract, the Portfolio is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, "initial margin" consisting of cash, U.S. Government securities or other liquid, high grade debt obligations, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Portfolio at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Portfolio may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of the Portfolio's obligations to or from a futures broker. When a Portfolio purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when the Portfolio purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a Portfolio has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures positions and options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. The Portfolios intend to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a Portfolio were unable to liquidate a futures or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Portfolio would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Portfolio would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures market are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the future markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

FOREIGN CURRENCY-RELATED DERIVATIVE STRATEGIES-SPECIAL CONSIDERATIONS. A Portfolio may also use options and futures on foreign currencies and forward currency contracts to hedge against movements in the values of the foreign currencies in which the Portfolio's securities are denominated. The Portfolio may utilize foreign currency-related derivative instruments for any lawful purposes such as for bona fide hedging or to seek to enhance returns through exposure to a particular foreign currency. Such currency hedges can protect against price movements in a security the Portfolio owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

A Portfolio might seek to hedge against changes in the value of a particular currency when no hedging instruments on that currency are available or such hedging instruments are more expensive than certain other hedging instruments. In such cases, the Portfolio may hedge against price movements in that currency by entering into transactions using hedging instruments on another foreign currency or a basket of currencies, the values of which the Sub-Adviser believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the hedging instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

The value of derivative instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such hedging instruments, the Portfolio could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the derivative instruments until they reopen.

Settlement of derivative transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, the Portfolio might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

Permissible foreign currency options will include options traded primarily in the OTC market. Although options on foreign currencies are traded primarily in the OTC market, the Portfolio will normally purchase OTC options on foreign currency only when the Sub-Adviser believes a liquid secondary market will exist for a particular option at any specific time.

FORWARD CURRENCY CONTRACTS. A forward currency contract involves an obligation to purchase or sell a specific currency at a specified future date, which may be any fixed number of days from the contract date agreed upon by the parties, at a price set at the time the contract is entered into.

A Portfolio may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency for any lawful purpose. Such transactions may serve as long hedges -- for example, a Portfolio may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that a Portfolio intends to acquire. Forward currency contracts may also serve as short hedges -- for example, the Portfolio may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency.

A Portfolio may seek to hedge against changes in the value of a particular currency by using forward contracts on another foreign currency or a basket of currencies, the value of which the Sub-Adviser believes will have a positive correlation to the values of the currency being hedged. In addition, the Portfolio may use forward currency contracts to shift exposure to foreign currency fluctuations from one country to another. For example, if a Portfolio owns securities denominated in a foreign currency and the Sub-Adviser believes that currency will decline relative to another currency, it might enter into a forward contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency. Transactions that use two foreign currencies are sometimes referred to as "cross hedges." Use of different foreign currency magnifies the risk that movements in the price of the instrument will not correlate or will correlate unfavorably with the foreign currency being hedged.

The cost to the Portfolio of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the Portfolio enters into a forward currency contract, it relies on the counter party to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counter party to do so would result in the loss of any expected benefit of the transaction.

As is the case with futures contracts, holders and writers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by selling or purchasing, respectively, an instrument identical to the instrument held or written. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counter party. Thus, there can be no assurance that the Portfolio will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counter party, the Portfolio might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Portfolio would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or securities in a segregated account.

The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established. Thus, the Portfolio might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

FOREIGN CURRENCY TRANSACTIONS

Although the Strong International Stock Portfolio values its assets daily in U.S. dollars, it is not required to convert its holdings of foreign currencies to U.S. dollars on a daily basis. The Portfolio's foreign currencies generally will be held as "foreign currency call accounts" at foreign branches of foreign or domestic banks. These accounts bear interest at negotiated rates and are payable upon relatively short demand periods. If a bank became insolvent, the Portfolio could suffer a loss of some or all of the amounts deposited. The Portfolio may convert foreign currency to U.S. dollars from time to time. Although foreign exchange dealers generally do not charge a stated commission or fee for conversion, the prices posted generally include a "spread," which is the difference between the prices at which the dealers are buying and selling foreign currencies.

HYBRID INSTRUMENTS

Hybrid Instruments combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Often these Hybrid Instruments are indexed to the price of a commodity, a particular currency, or a domestic or foreign debt or equity securities index. Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

The risks of investing in Hybrid Instruments reflect a combination of the risks of investing in securities, options, futures and currencies, including volatility and lack of liquidity. Reference is made to the discussion of futures, options, and forward contracts herein for a discussion of these risks. Further, the prices of the Hybrid Instrument and the related commodity or currency may not move in the same direction or at the same time. Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market or in a private transaction between a Portfolio and the seller of the Hybrid Instrument, the creditworthiness of the counterparty to the transaction would be a risk factor which a Portfolio would have to consider. Hybrid Instruments also may not be subject to regulation by the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC (which regulates the offer and sale of securities by and to U.S. persons), or any other governmental regulatory authority.

COMBINED TRANSACTIONS

The Portfolios may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple foreign currency transactions (including forward foreign currency exchange contracts) and any combination of futures, options and foreign currency transactions, instead of a single transaction, as part of a single hedging strategy when, in the opinion of a Sub-Adviser, it is in the best interest of a Portfolio to do so. A combined transaction, while part of a single strategy, may contain elements of risk that are present in each of its component transactions and will be structured in accordance with applicable SEC regulations and SEC staff guidelines.

INVESTMENT RESTRICTIONS

FUNDAMENTAL INVESTMENT RESTRICTIONS

The following investment restrictions are fundamental and may not be changed with respect to any Portfolio without the approval of a majority of the outstanding voting securities of that Portfolio. Under the 1940 Act and the rules thereunder, "majority of the outstanding voting securities" of a Portfolio means the lesser of (1) 67% of the shares of that Portfolio present at a meeting if the holders of more than 50% of the outstanding shares of that Portfolio are present in person or by proxy, and (2) more than 50% of the outstanding shares of that Portfolio. Any investment restrictions which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, a Portfolio, as the case may be.

STRONG INTERNATIONAL STOCK PORTFOLIO AND STRONG GROWTH PORTFOLIO

Each of the Strong Portfolios:

     1. May not with respect to 75% of its total assets, purchase the securities of any issuer (except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, (i) more than 5% of the Portfolio's total assets would be invested in the securities of that issuer, or
(ii) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer.

     2. May (i) borrow money from banks and (ii) make other investments or engage in other transactions permissible under the 1940 Act which may involve a borrowing such as reverse repurchase agreement and mortgage "dollar roll" transactions, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Portfolio's total assets (including the amount borrowed), less the Portfolio's liabilities (other than borrowings), except that the Portfolio may borrow up to an additional 5% of its total assets (not including the amount borrowed) from a bank for temporary or emergency purposes (but not for leverage or the purchase of investments). The Portfolio may also borrow money from the other Strong Funds for which it serves as investment adviser or other persons to the extent permitted by applicable law.

     3. May not issue senior securities, except as permitted under the 1940 Act.

     4. May not act as an underwriter of another issuer's securities, except to the extent that the Portfolio may be deemed to be an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of portfolio securities.

     5. May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options, futures contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

     6. May not make loans if, as a result, more than 33 1/3% of the Portfolio's total assets would be lent to other persons, except through (i) purchases of debt securities or other debt instruments, or (ii) engaging in repurchase agreements.

     7. May not purchase the securities of any issuer if, as a result, more than 25% of the Portfolio's total assets would be invested in the securities of issuers, the principal business activities of which are in the same industry.

     8. May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Portfolio from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

     9. May, notwithstanding any other fundamental investment policy or restriction, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and restrictions as the Portfolio.


BERKELEY U.S. QUALITY BOND PORTFOLIO

The Berkeley U.S. Quality Bond Portfolio may not:

     (1) Own more than 10% of the outstanding voting securities of any one issuer, and as to seventy-five percent (75%) of the value of the total assets of the Portfolio, purchase the securities of any one issuer (except cash items and "government securities" as defined under the 1940 Act), if immediately after and as a result of such purchase, the value of the holdings of the Portfolio in the securities of such issuer exceeds 5% of the value of the Portfolio's total assets.

     (2) Invest more than 25% of the value of its respective assets in any particular industry (other than U.S. Government securities).

     (3) Invest directly in real estate or interests in real estate; however, the Portfolio may own debt or equity securities issued by companies engaged in those businesses.

     (4) Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this limitation shall not prevent the Portfolio from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

     (5) Lend any security or make any other loan if, as a result, more than 25% of the Portfolio's total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or repurchase agreements).

     (6) Act as an underwriter of securities issued by others, except to the extent that the Portfolio may be deemed an underwriter in connection with the disposition of portfolio securities of the Portfolio.

     (7) Invest more than 15% of the Portfolio's net assets in securities which are restricted as to disposition under federal securities law, or securities with other legal or contractual restrictions or resale. This limitation does not apply to securities eligible for resale pursuant to Rule 144A of the 1933 Act which the Board of Trustees has determined to be liquid.

     (8) Purchase or retain the securities of any issuer if any of the officers, trustees or directors of the Trust or the investment adviser or sub-adviser owns beneficially more than 1/2 of 1% of the securities of such issuer and together they own more than 5% of the securities of such issuer.

     (9) The Portfolio will not issue senior securities except that it may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 25% of the value of its respective total assets (including the amount borrowed) less liabilities (other than borrowings). If borrowings exceed 25% of the value of the Portfolio's total assets by reason of a decline in net assets, the Portfolio will reduce its borrowings within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements, deposits of assets to margin or guarantee positions in futures, options, swaps and forward contracts, or the segregation of assets in connection with such contracts.

BERKELEY MONEY MARKET PORTFOLIO

The Berkeley Money Market Portfolio may not:

     (1) purchase any securities which would cause more than 25% of the value of its total assets at the time of such purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to investment in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, with respect to bank obligations or with respect to repurchase agreements collateralized by any of such obligations;

     (2) own more than 10% of the outstanding voting stock or other securities, or both, of any one issuer (other than securities of the U.S. government or any agency or instrumentality thereof);

     (3) purchase shares of other investment companies (except as part of a merger, consolidation or reorganization or purchase of assets approved by the Portfolio's shareholders), provided that the Portfolio may purchase shares of any registered open-end investment company that determines its net asset value per share based on the amortized cost- or penny-rounding method, if immediately after any such purchase the Portfolio does not (a) own more than 3% of the outstanding voting stock of any one investment company, (b) invest more than 5% of the value of its total assets in any one investment company, or (c) invest more than 10% of the value of its total assets in the aggregate in securities of investment companies;

     (4)  purchase   securities  on  margin  (except  for  delayed  delivery  or when-issued transactions or such short-term credits as are necessary for the clearance of transactions);

     (5) sell securities short;

     (6) purchase or sell commodities or commodity contracts, including futures contracts;

     (7) invest for the purpose of exercising control over management of any company;

     (8) make loans, except that the Portfolio may (a) purchase and hold debt instruments (including bonds, debentures or other obligations and certificates of deposit, banker's acceptances and fixed time deposits) in accordance with its investment objectives and policies; and (b) enter into repurchase agreements with respect to portfolio securities;

     (9) underwrite the securities of other issuers, except to the extent that the purchase of investments directly from the issuer thereof and later disposition of such securities in accordance with the Portfolio's investment program may be deemed to be an underwriting;

     (10) purchase real estate or real estate limited partnership interests (other than money market securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein);

     (11) invest directly in interests in oil, gas or other mineral exploration development programs or mineral leases; or

     (12) purchase warrants.

With respect to the Berkeley Money Market Portfolio, for the purpose of applying the above percentage restrictions and the percentage investment limitations set forth in the Prospectus to receivables-backed obligations, both the special purpose entity issuing the receivables-backed obligations and the issuer of the underlying receivables will be considered an issuer.

HARRIS ASSOCIATES VALUE PORTFOLIO

The Harris Associates Value Portfolio may not:

     1. In regard to 75% of its assets, invest more than 5% of its assets (valued at the time of investment) in securities of any one issuer, except in U.S. government obligations;

     2. Acquire securities of any one issuer which at the time of investment (a) represent more than 10% of the voting securities of the issuer, or (b) have a value greater than 10% of the value of the outstanding securities of the issuer;

     3. Invest more than 25% of its assets (valued at the time of investment) in securities of companies in any one industry, except that this restriction does not apply to investments in U.S. government obligations;

     4. Borrow money except from banks for temporary or emergency purposes in amounts not exceeding 10% of the value of the Portfolio's assets at the time of borrowing;

     5.  Issue  any  senior   security   except  in  connection  with  permitted
borrowings; or

     6. Underwrite the distribution of securities of other issuers; however the Portfolio may acquire "restricted" securities which, in the event of a resale, might be required to be registered under the Securities Act of 1933 on the ground that the Portfolio could be regarded as an underwriter as defined by that Act with respect to such resale;

     7. Make loans,  but this  restriction  shall not prevent the Portfolio from
(a) investing in debt obligations, (b) investing in repurchase agreements (A repurchase agreement involves a sale of securities to the Portfolio with the concurrent agreement of the seller (bank or securities dealer) to repurchase the securities at the same price plus an amount equal to an agreed-upon interest rate within a specified time. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Portfolio could experience both delays in liquidating the underlying securities and losses);

     8. Purchase and sell real estate or interests in real estate, although it may invest in marketable securities of enterprises which invest in real estate or interests in real estate;

     9. Purchase and sell commodities or commodity contracts, except that it may enter into forward foreign currency contracts;

     10. Acquire securities of other investment companies except (a) by purchase in the open market, where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission or (b) where the acquisition results from a dividend or a merger, consolidation or other reorganization. (In addition to this investment restriction, the Investment Company Act of 1940 provides that the Portfolio may neither purchase more than 3% of the voting securities of any one investment company nor invest more than 10% of the Portfolio's assets (valued at the time of investment) in all investment company securities purchased by the Portfolio. Investment in the shares of another investment company would require the Portfolio to bear a portion of the management and advisory fees paid by that investment company, which might duplicate the fees paid by the Portfolio.)

LEXINGTON CORPORATE LEADERS PORTFOLIO

The Lexington Corporate Leaders Portfolio will not:

     a. issue any senior security (as defined in the 1940 Act), except that (a) the Portfolio may enter into commitments to purchase securities in accordance with the Portfolio's investment program, including reverse repurchase agreements, foreign exchange contracts, delayed delivery and when-issued securities, which may be considered the issuance of senior securities; (b) the Portfolio may engage in transactions that may result in the issuance of a senior security to the extent permitted under applicable regulations, interpretation of the 1940 Act or an exemptive order; (c) the Portfolio may engage in short sales of securities to the extent permitted in its investment program and other restrictions; (d) the purchase or sale of futures contracts and related options shall not be considered to involve the issuance of senior securities; and (e) subject to fundamental restrictions, the Portfolio may borrow money as authorized by the 1940 Act.

     b. act as an underwriter of securities except to the extent that, in connection with the disposition of portfolio securities by the Portfolio, the Portfolio may be deemed to be an underwriter under the provisions of the 1933 Act.

     c. purchase real estate, interests in real estate or real estate limited partnership interests except that, to the extent appropriate under its investment program, the Portfolio may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which deal in real estate or interests therein;

     d. invest in commodity contracts, except that the Portfolio may, to the extent appropriate under its investment program, purchase securities of companies engaged in such activities, may enter into transactions in financial and index futures contracts and related options, may engage in transactions on a when-issued or forward commitment basis, and may enter into forward currency contracts.

     e. make loans, except that, to the extent appropriate under its investment program, the Portfolio may (a) purchase bonds, debentures or other debt securities, including short-term obligations, (b) enter into repurchase transactions and (c) lend portfolio securities provided that the value of such loaned securities does not exceed one-third of the Portfolio's total assets;

     f. hold more than 5% of the value of its total assets in the securities of any one issuer or hold more than 10% of the outstanding voting securities of any one issuer. This restriction applies only to 50% of the value of the Portfolio's total assets. Securities issued or guaranteed by the U.S. government, its agencies and instrumentalities are excluded from this restriction;

     g. concentrate its investments in any one industry except that the Portfolio may invest up to 25% of its total assets in securities issuers principally engaged in any one industry. This limitation, however, will not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, securities invested in, or repurchase agreements for, U.S. Government securities, and certificates of deposit, or bankers' acceptances, or securities of U.S. banks and bank holding companies;

     h. borrow money, except that (a) the Portfolio may enter into certain futures contracts and options related thereto; (b) the Portfolio may enter into commitments to purchase securities in accordance with the Portfolio's investment program, including delayed delivery and when-issued securities and reverse repurchase agreements; (c) for temporary emergency purposes, the Portfolio may borrow money in amounts not exceeding 5% of the value of its total assets at the time when the loan is made; (d) the Portfolio may pledge its portfolio securities or receivable or transfer or assign or otherwise encumber them in an amount not exceeding one-third of the value of its total assets; and (e) for purposes of leveraging, the Portfolio may borrow money from banks (including its custodian bank), only if, immediately after such borrowing, the value of the Portfolio's assets, including the amount borrowed, less its liabilities, is equal to at least 300% of the amount borrowed, plus all outstanding borrowings. If at any time, the value of the Portfolio's assets fails to meet the 300% asset coverage requirement relative only to leveraging, the Portfolio will, within three days (not including Sundays and holidays), reduce its borrowings to the extent necessary to meet the 300% test.

ROBERTSON STEPHENS DIVERSIFIED GROWTH PORTFOLIO

The Robertson Stephens Diversified Growth Portfolio may not:

     1. issue any class of securities which is senior to the Portfolio's shares of beneficial interest, except that the Portfolio may borrow money to the extent contemplated by Restriction 3 below;

     2. purchase securities on margin (but may obtain such short-term credits as may be necessary for the clearance of transactions). (Margin payments or other arrangements in connection with transactions in short sales, futures contracts, options, and other financial instruments are not considered to constitute the purchase of securities on margin for this purpose.);

     3. borrow more than one-third of the value of its total assets less all liabilities and indebtedness (other than such borrowings) not represented by senior securities;

     4. act as underwriter of securities of other issuers except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

     5. (i) as to 75% of the Portfolio's total assets, purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result more than 5% of the Portfolio's total assets (taken at current value) would then be invested in securities of a single issuer, or (ii) purchase any security if as a result 25% or more of the Portfolio's total assets (taken at current value) would be invested in a single industry;

     6. make loans, except by purchase of debt obligations or other financial instruments in which the Portfolio may invest consistent with its investment policies, by entering into repurchase agreements, or through the lending of its portfolio securities;

     7. purchase or sell commodities or commodity contracts, except that the Portfolio may purchase or sell financial futures contracts, options on financial futures contracts, and futures contracts, forward contracts, and options with respect to foreign currencies, and may enter into swap transactions or other financial transactions, and except as required in connection with otherwise permissible options, futures, and commodity activities as described elsewhere in the prospectus or this SAI at the time;

     8. purchase or sell real estate or interests in real estate, including real estate mortgage loans, although it may purchase and sell securities which are secured by real estate and securities of companies, including limited partnership interests, that invest or deal in real estate and it may purchase interests in real estate investment trusts. (For purposes of this restriction, investments by the Portfolio in mortgage-backed securities and other securities representing interests in mortgage pools shall not constitute the purchase or sale of real estate or interests in real estate or real estate mortgage loans.)

MFS TOTAL RETURN PORTFOLIO

The MFS Total Return Portfolio shall not:

     (1) borrow amounts in excess of 33 1/3% of its assets including amounts borrowed and then only as a temporary measure for extraordinary or emergency purposes;

     (2) underwrite securities issued by other persons except insofar as the Portfolio may technically be deemed an underwriter under the Securities Act of 1933, as amended (the "1933 Act") in selling a portfolio security;

     (3) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, futures contracts and forward contracts) in the ordinary course of its business. The Portfolio reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, futures contracts and forward contracts) acquired as a result of the ownership of securities;

     (4) issue any senior securities except as permitted by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to any type of swap, option, forward contracts and futures contracts and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security;

     (5) make loans to other persons. For these purposes, the purchase of commercial paper, the purchase of a portion or all of an issue of debt securities, the lending of portfolio securities, or the investment of the Portfolio's assets in repurchase agreements, shall not be considered the making of a loan; or

     (6) purchase any securities of an issuer of a particular industry, if as a result, more than 25% of its gross assets would be invested in securities of issuers whose principal business activities are in the same industry (except there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements collateralized by such obligations).

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

     The following investment restrictions are non-fundamental and may be changed by the Trustees of the Trust without shareholder approval. Although shareholder approval is not necessary, the Trust intends to notify its shareholders before implementing any material change in any non-fundamental investment restriction.

STRONG INTERNATIONAL STOCK PORTFOLIO AND STRONG GROWTH PORTFOLIO

Each of the Strong Portfolios may not:

     1. Sell securities short, unless the Portfolio owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, or unless it covers such short sale as required by the current rules and positions of the SEC or its staff, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

     2. Purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts, or other derivative instruments shall not constitute purchasing securities on margin.

     3. Invest in illiquid securities if, as a result of such investment, more than 15% of its net assets would be invested in illiquid securities, or such other amounts as may be permitted under the 1940 Act.

     4. Purchase securities of other investment companies except in compliance with the 1940 Act and applicable state law.

     5. Invest all of its assets in the securities of a single open-end investment management company with substantially the same fundamental investment objective, restrictions and policies as the Portfolio.

     6. Purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of issuers that, including predecessor or unconditional guarantors, have a record of less than three years of continuous operation. This policy does not apply to securities of pooled investment vehicles or mortgage or asset-backed securities.

     7. Invest in direct interests in oil, gas, or other mineral exploration programs or leases; however, the Portfolio may invest in the securities of issuers that engage in these activities.

     8. Engage in futures or options on futures transactions which are impermissible pursuant to Rule 4.5 under the CEA and, in accordance with Rule 4.5, will use futures or options on futures transactions solely for bona fide hedging transactions (within the meaning of the CEA), provided, however, that the Portfolio may, in addition to bona fide hedging transactions, use futures and options on futures transactions if the aggregate initial margin and premiums required to establish such positions, less the amount by which any such options positions are in the money (within the meaning of the CEA), do not exceed 5% of the Portfolio's net assets.

     In addition, (i) the aggregate value of securities underlying call options on securities written by the Portfolio or obligations underlying put options on securities written by the Portfolio determined as of the date the options are written will not exceed 50% of the Portfolio's net assets; (ii) the aggregate premiums paid on all options purchased by the Portfolio and which are being held will not exceed 20% of the Portfolio's net assets; (iii) the Portfolio will not purchase put or call options, other than hedging positions, if, as a result thereof, more than 5% of its total assets would be so invested; and (iv) the aggregate margin deposits required on all futures and options on futures transactions being held will not exceed 5% of the Portfolio's total assets.

     9. Pledge, mortgage or hypothecate any assets owned by the Portfolio except as may be necessary in connection with permissible borrowings or investments and then such pledging, mortgaging, or hypothecating may not exceed 33 1/3% of the Portfolio's total assets at the time of the borrowing or investment.

     10. Purchase or retain the securities of any issuer if any officer or trustee of the Trust or its investment advisor beneficially owns more than 1/2 of 1% of the securities of such issuer and such officers and trustees together own beneficially more than 5% of the securities of such issuer.

     11. Purchase warrants, valued at the lower of cost or market value, in excess of 5% of the Portfolio's net assets. Included in that amount, but not to exceed 2% of the Portfolio's net assets, may be warrants that are not listed on any stock exchange. Warrants acquired by the Portfolio in units or attached to securities are not subject to these restrictions.

     12. Borrow money except (i) from banks or (ii) through reverse repurchase agreements or mortgage dollar rolls, and will not purchase securities when bank borrowings exceed 5% of its total assets.

     13. Make any loans other than loans of portfolio securities, except through
(i) purchases of debt securities or other debt instruments, or (ii) engaging in repurchase agreements.

BERKELEY U.S. QUALITY BOND PORTFOLIO

The Berkeley U.S. Quality Bond Portfolio's additional investment restrictions are as follows:

     (a) Portfolio investments in warrants, valued at the lower of cost or market, may not exceed 5% of the value of its net assets. Included within that amount, but not to exceed 2% of the value of a Portfolio's net assets, may be warrants that are not listed on the New York or American Stock Exchanges. Warrants acquired by a Portfolio in units or attached to securities shall be deemed to be without value for the purpose of monitoring this policy.

     (b) The Portfolio does not currently intend to sell securities short, unless they own or have the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor, and provided that transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short.

     (c) The Portfolio does not currently intend to purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in futures, options, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

     (d) The Portfolio does not currently intend to (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger.

     (e) The Portfolio does not currently intend to invest directly in oil, gas, or other mineral development or exploration programs or leases; however, the Portfolio may own debt or equity securities of companies engaged in those businesses.

     (f) The Portfolio intends to comply with the CFTC regulations limiting its investments in futures and options for non-hedging purposes.

HARRIS ASSOCIATES VALUE PORTFOLIO

The Harris Associates Value Portfolio will not:

     1. Invest more than (a) 5% of its total assets (valued at the time of investment) in securities of issuers (other than issuers of federal agency obligations or securities issued or guaranteed by any foreign country or asset-backed securities) that, together with any predecessors or unconditional guarantors, have been in continuous operation for less than three years ("unseasoned issuers") or (b) more than 15% of its total assets (valued at time of investment) in restricted securities and securities of unseasoned issuers;

     2. Pledge, mortgage or hypothecate its assets, except for temporary or emergency purposes and then to an extent not greater than 15% of its assets at cost;

     3. Make margin purchases or participate in a joint or on a joint or several basis in any trading account in securities;

     4. Invest in companies for the purpose of management or the exercise of control;

     5. Invest more than 15% of its net assets (valued at time of investment) in illiquid securities, including repurchase agreements maturing in more than seven days;

     6. Invest in oil, gas or other mineral leases or exploration or development programs, although it may invest in marketable securities of enterprises engaged in oil, gas or mineral exploration;

     7. Invest more than 25% of its total assets (valued at time of investment) in securities of non-U.S. issuers (other than securities represented by American Depository Receipts);

     8. Make short sales of securities unless the Portfolio owns at least an equal amount of such securities, or owns securities that are convertible or exchangeable, without payment of further consideration, into at least an equal amount of such securities;

     9. Purchase a call option or a put option if the aggregate premium paid for all call and put options then held exceeds 20% of its net assets (less the amount by which any such positions are in-the-money);

     10. Invest in futures or options on futures, except that it may invest in forward foreign currency contracts.

     11. Purchase additional securities when its borrowings, less receivables from portfolio securities sold, exceed 5% of the Portfolio's total assets.

Notwithstanding the foregoing investment restrictions, the Portfolio may purchase securities pursuant to the exercise of subscription rights, provided that such purchase will not result in the Portfolio's ceasing to be a diversified investment company. Japanese and European corporations frequently issue additional capital stock by means of subscription rights offerings to existing shareholders at a price substantially below the market price of the shares. The failure to exercise such rights would result in a Portfolio's interest in the issuing company being diluted. The market for such rights is not well developed in all cases and, accordingly, the Portfolio may not always realize full value on the sale of rights. The exception applies in cases where the limits set forth in the investment restrictions would otherwise be exceeded by exercising rights or would have already been exceeded as a result of fluctuations in the market value of a Portfolio's portfolio securities with the result that the Portfolio would be forced either to sell securities at a time when it might not otherwise have done so, or to forego exercising the rights.

LEXINGTON CORPORATE LEADERS PORTFOLIO

The Lexington Corporate Leaders Portfolio will not:

     i. purchase the securities of any other investment company, except as permitted under the 1940 Act.

     ii. purchase any securities on margin or make short sales of securities, other than short sales "against the box", or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment programs of the Portfolio.

     iii. buy securities from or sell securities (other than securities issued by the Portfolio) to any of its officers, trustees or its investment adviser or sub-adviser or distributor as principal.

     iv. contract to sell any security or evidence of interest therein, except to the extent that the same shall be owned by the Portfolio.

     v. purchase securities of an issuer if to the Portfolio's knowledge, one or more of the Trustees or officers of the Trust, the adviser or the sub-adviser individually owns beneficially more than 0.5% and together own beneficially more than 5% of the securities of such issuer nor will the Portfolio hold the securities of such issuer.

     vi. except for investments which, in the aggregate, do not exceed 5% of the Portfolio's total assets taken at market value, purchase securities unless the issuer thereof or any company on whose credit the purchase was based has a record of at least three years continuous operations prior to the purchase.

     vii. invest for the purpose of exercising control over or management of any company.

     viii. write, purchase or sell puts, calls or combinations thereof. However, the Portfolio may invest up to 15% of the value of its assets in warrants. This restriction on the purchase of warrants does not apply to warrants attached to, or otherwise included in, a unit with other securities.

     ix. The Portfolio will not invest more than 15% of its total assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A or securities offered pursuant to Section 4(2) of the 1933 Act, shall not be deemed illiquid solely by reason of being unregistered. The Sub-Adviser shall determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.

     x. The Portfolio will not purchase interests in oil, gas, mineral leases or other exploration programs; however, this policy will not prohibit the acquisition of securities of companies engaged in the production or transmission of oil, gas or other materials.

ROBERTSON STEPHENS DIVERSIFIED GROWTH PORTFOLIO

The Robertson Stephens Diversified Growth Portfolio does not currently intend to:

     1. purchase securities restricted as to resale if, as a result, (i) more than 10% of the Portfolio's total assets would be invested in such securities, or (ii) more than 5% of the Portfolio's total assets (excluding any securities eligible for resale under Rule 144A under the Securities Act of 1933) would be invested in such securities;

     2. invest in (a) securities which at the time of such investment are not readily marketable, (b) securities restricted as to resale, and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the Portfolio's net assets (taken at current value) would then be invested in the aggregate in securities described in (a), (b), and (c) above;

     3. invest in securities of other registered investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which not more than 10% of its total assets (taken at current value) would be invested in such securities, or except as part of a merger, consolidation, or other acquisition;

     4. invest in real estate limited partnerships;

     5. purchase any security if, as a result, the Portfolio would then have more than 5% of its total assets (taken at current value) invested in securities of companies (including predecessors) less than three years old;

     6. make investments for the purpose of exercising control or management;

     7. invest in interests in oil, gas or other mineral exploration or development programs or leases, although it may invest in the common stocks of companies that invest in or sponsor such programs;

     8. acquire more than 10% of the voting securities of any issuer;

     9. invest more than 15%, in the aggregate, of its total assets in the securities of issuers which, together with any predecessors, have a record of less than three years continuous operation and securities restricted as to resale (including any securities eligible for resale under Rule 144A under the Securities Act of 1933);

     10. purchase or sell puts, calls, straddles, spreads, or any combination thereof, if, as a result, the aggregate amount of premiums paid or received by the Portfolio in respect of any such transactions then outstanding would exceed 5% of its total assets.

     In addition, the Portfolio will only sell short securities that are traded on a national securities exchange in the U.S. (including the National Association of Securities Dealers' Automated Quotation National Market System) or in the country where the principal trading market in the securities is located. (This limitation does not apply to short sales against the box).

MFS TOTAL RETURN PORTFOLIO

The MFS Total Return Portfolio will not:

     (1) invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, where no market exists) if more than 15% of the Portfolio's assets (taken at market value) would be invested in such securities. Repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of the Portfolio's limitation on investment in illiquid securities. Securities that are not registered under the 1933 Act and sold in reliance on Rule 144A thereunder, but are determined to be liquid by the Trust's Board of Trustees (or its delegee), will not be subject to this 15% limitation;

     (2) purchase securities issued by any other investment company in excess of the amount permitted by the 1940 Act, except when such purchase is part of a plan of merger or consolidation;

     (3) purchase any securities or evidences of interest therein on margin, except that the Portfolio may obtain such short-term credit as may be necessary for the clearance of any transaction and except that the Portfolio may make margin deposits in connection with any type of swap, option, futures contracts and forward contracts;

     (4) sell any security which the Portfolio does not own unless by virtue of its ownership of other securities the Portfolio has at the time of sale a right to obtain securities without payment of further consideration equivalent in kind and amount to the securities sold and provided that if such right is conditional, the sale is made upon the same conditions;

     (5) pledge, mortgage or hypothecate in excess of 33 1/3% of its gross assets. For purposes of this restriction, collateral arrangements with respect to any type of swap, option, futures contracts and forward contracts and payments of initial and variation margin in connection therewith, are not considered a pledge of assets;

     (6) purchase or sell any put or call option or any combination thereof, provided that this shall not prevent the purchase, ownership, holding or sale of
(1) warrants where the grantor of the warrants is the issuer of the underlying securities or (ii) put or call options or combinations thereof with respect to securities, indices of securities, swaps, foreign currencies and futures contracts;

     (7) invest for the purpose of exercising control of management.

These investment restrictions are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.

MANAGEMENT OF THE TRUST

The Trust's Board of Trustees has the responsibility for the overall management of the Trust, including general supervision and review of their investment activities. The Board of Trustees, in turn, appoints the officers who are responsible for administering the day-to-day operations of the Trust. Listed below are the Trustees and officers of the Trust and their affiliations and principal occupations for the past five years.


Name and Business       Position Held           Principal Occupation
Address                 With the Trust          During Past 5 Years
-------------------     ----------------------  -------------------------------

George C. Nicholson     Vice President,         Chief Financial Officer,
3109 Poplar Wood Court  Treasurer & Principal   Secretary and Director - Life
Raleigh, NC 27604       Financial Officer and   Company and Adviser; Treasurer
Age: 39                 Principal Accounting    and Director (since September
                        Officer                 1994) - London Pacific Financial
                                                & Insurance Services; Senior
                                                Manager - Ernst  & Young,
                                                Louisville, Kentucky from
                                                January 1985 to August 1994

Mark E. Prillaman*      President, Principal    Executive Vice President
1755 Creekside Oaks Dr. Executive Officer and   and Chief Marketing Officer of
Sacramento, CA 95833    Trustee                 the Life Company and Adviser
Age: 43                                         since February 1994;
                                                prior thereto, Regional
                                                Marketing Director, American
                                                Skandia Assurance Company

Raymond L. Pfeister     Trustee                 Principal, Chief Marketing
75 Maiden Lane                                  Officer of Fred Alger
New York, NY 10038                              Management, Inc.
Age: 51

Robert H.  Singletary   Trustee                 Senior Capital Markets Advisor
1800 N. Kent Street                             of U.S. Agency for International
Arlington, VA 22209                             Development since 1996; Chief of
Age: 41                                         Enforcement, San Francisco
                                                Office, U.S. Securities and
                                                Exchange Commission from 1990
                                                to 1996.

Jerry T. Tamura         Vice President and      Vice President - Administrative
1755 Creekside Oaks Dr. Secretary               Services of the Life Company
Sacramento, CA 95833                            since 1989.
Age: 51

James A. Winther        Trustee                 President of WMI Corporation since
11000 Placidia Road                             1983
Placidia, FL 33946
Age: 60

*  Interested person of the Trust within the meaning of the 1940 Act.

Each Trustee of the Trust who is not an interested person of the Trust or Adviser or Sub-Adviser receives an annual fee of $8,000 and an additional fee of $1,000 for each meeting attended. Each Trustee is also reimbursed for expenses incurred in connection with attending Trustees' meetings. No Trustee receives any other compensation directly from the Trust.

For the period ended December 31, 1997, the disinterested trustees received the following fees for service as Trustee:

                                         Pension or            Total
                          Aggregate      Retirement Benefits   Compensation
                          Compensation   Accrued As Part of    from Trust and
Trustee                   From Trust     Trust Expenses        Fund Complex

Raymond L. Pfeister           $10,000         -0-                   $10,000

Robert H. Singletary          $ 8,750         -0-                   $ 8,750

James Winther                 $10,000         -0-                   $10,000



Substantial Shareholders

Shares of the Portfolios are issued and redeemed in connection with investments in and payments under the Variable Contracts issued through separate accounts of London pacific Life & Annuity Company (collectively, the "Life Company"). As of April 1, 1998, LPLA Separate Account One, the separate account of London Pacific Life & Annuity Company were each known to the Board of Trustees and the management of the Trust to own of record the following percentages of the various Portfolios of the Trust.

                                              Separate Account    Life Company
                                                  Percentage       Percentage
             Portfolio                            Ownership         Ownership
             ---------                         ---------------    -------------

Harris Associates Value                              100%                 0%
 (formerly MAS Value)

MFS Total Return                                     100%                  0%

Berkeley U.S. Quality Bond                            100%                 0%
 (formerly Salomon U.S. Quality Bond)

Berkeley Money Market                                 100%                 0%
 (formerly Salomon Money Market)

Robertson Stephens Diversified Growth                89.5%              10.5%
 (formerly Berkeley Smaller Companies)

Lexington Corporate Leaders                           100%                 0%

Strong Growth                                         100%                 0%

Strong International Stock                           85.8%              14.2%

As of April 1, 1998, one officer and Trustee of the Trust owned a Variable Contract representing less than 5% of the shares in the Portfolios.

The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties. The Trust, at its expense, may provide liability insurance for the benefit of its Trustees and officers.

Under the Investment Advisory Agreement between the Trust and the Adviser (the "Investment Advisory Agreement"), the Adviser, at its expense, provides the Portfolios with investment advisory services and advises and assists the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees regarding the conduct of business of the Trust and each Portfolio. The fees to be paid under the Investment Advisory Agreement are set forth in the Trust's prospectus.

For the year ended December 31, 1997, the Adviser was paid advisory fees as follows: $10,494 for the Strong International Stock Portfolio; $16,134 for the Strong Growth Portfolio; $18,552 for the Harris Associates Value Portfolio; $18,662 for the Robertson Stephens Diversified Growth Portfolio; $8,125 for the Berkeley U.S. Quality Bond Portfolio, formerly Salomon U.S. Quality Bond Portfolio; $7,334 for the Berkeley Money Market Portfolio, formerly Salomon Money Market Portfolio; $19,980 for the MFS Total Return Portfolio; and $11,968 for the Lexington Corporate Leaders Portfolio. For the period ended December 31, 1996, the Adviser was paid advisory fees as follows: $6,330 for the Strong International Stock Portfolio; $7,229 for the Strong Growth Portfolio; $6,141 for the Harris Associates Value Portfolio; $6,607 for the Robertson Stephens Diversified Growth Portfolio; $3,543 for the Salomon U.S. Quality Bond Portfolio; $2,019 for the Salomon Money Market Portfolio; $3,967 for the MFS Total Return Portfolio; and $5,213 for the Lexington Corporate Leaders Portfolio.

Under the Investment Advisory Agreement, the Adviser is obligated to formulate a continuing program for the investment of the assets of each Portfolio of the Trust in a manner consistent with each Portfolio's investment objectives, policies and restrictions and to determine from time to time securities to be purchased, sold, retained or lent by the Trust and implement those decisions, subject always to the provisions of the Trust's Declaration of Trust and By-laws, and of the Investment Company Act of 1940, and subject further to such policies and instructions as the Trustees may from time to time establish.

The Investment Advisory Agreement further provides that the Adviser shall furnish the Trust with office space and necessary personnel, pay ordinary office expenses, pay all executive salaries of the Trust and furnish, without expense to the Trust, the services of such members of its organization as may be duly elected officers or Trustees of the Trust.

Under the Investment Advisory Agreement, the Trust is responsible for all its other expenses including, but not limited to, the following expenses: legal, auditing or accounting expenses, Trustees' fees and expenses, insurance premiums, brokers' commissions, taxes and governmental fees, reports and notices to shareholders, and fees and disbursements of custodians, transfer agents, registrars, shareholder servicing agents and dividend disbursing agents, and certain expenses with respect to membership fees of industry associations.

The  Investment   Advisory  Agreement  provides  that  the  Adviser  may  retain sub-advisers, at the Adviser's own cost and expense, for the purpose of managing the investment of the assets of one or more Portfolios.

The Investment Advisory Agreement provides that neither the Adviser nor any director, officer or employee of the Adviser will be liable for any loss suffered by the Trust in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations and duties. In addition, the Agreement provides for indemnification of the Adviser by the Trust.

The Investment Advisory Agreement may be terminated without penalty by vote of the Trustees, as to any Portfolio by the shareholders of that Portfolio, or by the Adviser on 60 days written notice. The Agreement also terminates without payment of any penalty in the event of its assignment. In addition, the Investment Advisory Agreement may be amended only by a vote of the shareholders of the affected Portfolio(s), and provides that it will continue in effect from year to year only so long as such continuance is approved at least annually with respect to each Portfolio by vote of either the Trustees or the shareholders of the Portfolio, and, in either case, by a majority of the Trustees who are not "interested persons" of the Adviser. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a "majority of the outstanding voting securities" as defined in the 1940 Act.

The Adviser has undertaken to bear certain operating expenses of each Portfolio as described in the Prospectus.

State Street Bank and Trust Company provides certain accounting and other services to the Trust.

SUB-ADVISERS

Each of the Sub-Advisers described in the Prospectus serves as Sub-Adviser to one or more of the Portfolios of the Trust pursuant to separate written agreements. Certain of the services provided by, and the fees paid to, the Sub-Advisers are described in the Prospectus under "Management of the Trust - Sub-Advisers."



CODE OF ETHICS

To mitigate the possibility that a Portfolio will be adversely affected by personal trading of employees, the Trust, the Adviser and the Sub-Advisers have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes contain policies restricting securities trading in personal accounts of the portfolio managers and others who normally come into possession of information on portfolio transactions. These Codes comply, in all material respects, with the recommendations of the Investment Company Institute.


BROKERAGE AND RESEARCH SERVICES

Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Trust of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities often involve the payment of fixed brokerage commissions, which are generally higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Trust usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Trust includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

It is currently intended that the Sub-Advisers will place all orders for the purchase and sale of portfolio securities for the Trust and buy and sell securities for the Trust through a substantial number of brokers and dealers. In so doing, the Sub-Advisers will use their best efforts to obtain for the Trust the best price and execution available. In seeking the best price and execution, the Sub-Advisers, having in mind the Trust's best interests, will consider all factors they deem relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience, and financial stability of the broker-dealer involved, and the quality of service rendered by the broker-dealer in other transactions.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research, statistical, and quotation services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Sub-Advisers may receive research, statistical, and quotation services from any broker-dealers with which they place the Trust's portfolio transactions. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities, and recommendations as to the purchase and sale of securities. Some of these services may be of value to the Sub-Advisers and/or their affiliates in advising various other clients (including the Trust), although not all of these services are necessarily useful and of value in managing the Trust. The management fees paid by the Trust are not reduced because the Sub-Advisers and/or their affiliates may receive such services.

As  permitted  by  Section  28(e) of the  Securities  Exchange  Act of  1934,  a
Sub-Adviser may cause a Portfolio to pay a broker-dealer which provides brokerage and research services to the Sub-Adviser an amount of disclosed commission for effecting a securities transaction for the Portfolio in excess of the commission which another broker-dealer would have charged for effecting that transaction provided that the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer viewed in terms of that particular transaction or in terms of all of the accounts over which investment discretion is so exercised. A Sub-Adviser's authority to cause a Portfolio to pay any such greater commissions is also subject to such policies as the Adviser or the Trustees may adopt from time to time.

During the Trust's fiscal year ended December 31, 1997, the Portfolios paid the following amounts in brokerage commissions:

     Harris Associates Value Portfolio               $ 7,177
      (formerly MAS Value Portfolio)

     Lexington Corporate Leaders Portfolio           $ 3,005

     Strong Growth Portfolio                         $12,021

     Strong International Stock Portfolio            $18,662

     Robertson Stephens Diversified Growth Portfolio $ 9,419
      (formerly Berkeley Smaller Companies Portfolio)

     MFS Total Return Portfolio                      $ 3,215

     Berkeley U.S. Quality Bond Portfolio             -0-
       (formerly Salomon U.S. Quality Bond Portfolio)

     Berkeley Money Market Portfolio                  -0-
      (formerly Salomon Money Market Portfolio)

INVESTMENT DECISIONS. Investment decisions for the Trust and for the other investment advisory clients of the Sub-Advisers are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment, and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients of a Sub-Adviser on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Sub-Adviser to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Trust. Purchase and sale orders for the Trust may be combined with those of other clients of a Sub-Adviser in the interest of achieving the most favorable net results for the Trust.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of each Portfolio is determined daily as of 4:00 p.m. New York time on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is normally closed on the following national holidays: New Year's Day, Martin Luther King's Birthday, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas.

Portfolio securities that are primarily traded on foreign exchanges are generally valued at the most recent closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed the value, then the fair value of those securities will be determined by the Board of Trustees or its delegates.

The net asset value of the shares of the Portfolios is determined by dividing the total assets of the Portfolio, less all liabilities, by the total number of shares outstanding. Securities traded on a national securities exchange or quoted on the NASDAQ National Market System are valued at their last-reported sale price on the principal exchange or reported by NASDAQ or, if there is no reported sale, and in the case of over-the-counter securities not included in the NASDAQ National Market System, at the closing bid price. Debt securities, including zero-coupon securities, and certain foreign securities will be valued by a pricing service. Other foreign securities will be valued by the Trust's custodian. Securities for which current market quotations are not readily available and all other assets are valued at fair value as determined in good faith by the Trustees, although the actual calculations may be made by persons acting pursuant to the direction of the Trustees.

If any securities held by a Portfolio are restricted as to resale, their fair value is generally determined as the amount which the Trust could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Trust in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities, and any available analysts' reports regarding the issuer.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of these securities used in determining the net asset value of the Trust's shares are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds and U.S. Government Securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of the Trust's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value, in the manner described above.

The proceeds received by each Portfolio for each issue or sale of its shares, and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Portfolio, and constitute the underlying assets of that Portfolio. The underlying assets of each Portfolio will be segregated on the Trust's books of account, and will be charged with the liabilities in respect of such Portfolio and with a share of the general liabilities of the Trust. Expenses with respect to any two or more Portfolios may be allocated in proportion to the net asset values of the respective Portfolios except where allocations of direct expenses can otherwise be fairly made.




TAXES

Each Portfolio of the Trust intends to qualify each year and elect to be taxed as a regulated investment company under Subchapter M of the United States Internal Revenue Code of 1986, as amended (the "Code").

As a regulated investment company qualifying to have its tax liability determined under Subchapter M, a Portfolio will not be subject to federal income tax on any of its net investment income or net realized capital gains that are distributed to the separate account of the Life Company. To the extent that a Portfolio does not annually distribute substantially all taxable income and realized gains, it is subject to an excise tax. Each Portfolio intends to avoid this tax except when the cost of processing the distribution is greater than the tax.

In order to qualify as a "regulated investment company," a Portfolio must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, and other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies;
(b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government Securities, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Portfolio and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any issuer (other than U.S. Government Securities). In order to receive the favorable tax treatment accorded regulated investment companies and their shareholders, moreover, a Portfolio must in general distribute at least 90% of its interest, dividends, net short-term capital gain, and certain other income each year.

With respect to investment income and gains received by a Portfolio from sources outside the United States, such income and gains may be subject to foreign taxes which are withheld at the source. The effective rate of foreign taxes in which a Portfolio will be subject depends on the specific countries in which its assets will be invested and the extent of the assets invested in each such country and therefore cannot be determined in advance.

United States Treasury Regulations applicable to portfolios that serve as the funding vehicles for variable annuity and variable life insurance contracts generally require that such portfolios invest no more than 55% of the value of their assets in one investment, 70% in two investments, 80% in three investments, and 90% in four investments. The Portfolio intends to comply with the requirements of these Regulations.




A Portfolio's ability to use options, futures, and forward contracts and other hedging techniques, and to engage in certain other transactions, may be limited by tax considerations. A Portfolio's transactions in foreign-currency-denominated debt instruments and its hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Portfolio's distributions of book income to constitute returns of capital for tax purposes or require the Portfolio to make distributions exceeding book income in order to permit the Trust to continue to qualify, and be taxed under Subchapter M of the Code, as a regulated investment company.

Under federal income tax law, a portion of the difference between the purchase price of zero-coupon securities in which a Portfolio has invested and their face value ("original issue discount") is considered to be income to the Portfolio each year, even though the Portfolio will not receive cash interest payments from these securities. This original issue discount (imputed income) will comprise a part of the net investment income of the Portfolio which must be distributed to shareholders in order to maintain the qualification of the Portfolio as a regulated investment company and to avoid federal income tax at the level of the Portfolio.

It is the policy of each of the Portfolios to meet the requirements of the Code to qualify as a regulated investment company that is taxed pursuant to Subchapter M of the Code.

This discussion of the federal income tax and state tax treatment of the Trust and its shareholders is based on the law as of the date of this SAI. It does not describe in any respect the tax treatment or offsets of any insurance or other product pursuant to which investments in the Trust may be made.

DIVIDENDS AND DISTRIBUTIONS

Each of the Portfolios will declare and distribute dividends from net investment income, if any, and will distribute its net realized capital gains, if any, at least annually. Both dividends and capital gain distributions will be made in shares of such Portfolios unless an election is made on behalf of a separate account to receive dividends and capital gain distributions in cash.

PERFORMANCE INFORMATION

A Portfolio's yield is presented for a specified 30-day period (the "base period"). Yield is based on the amount determined by (i) calculating the aggregate of dividends and interest earned by the Portfolio during the base period less expenses accrued for that period, and (ii) dividing that amount by the product of (A) the average daily number of shares of the Portfolio outstanding during the base period and entitled to receive dividends and (B) the net asset value per share of the Portfolio on the last day of the base period. The result is annualized on a compounding basis to determine the Portfolio's yield. For this calculation, interest earned on debt obligations held by a Portfolio is generally calculated using the yield to maturity (or first expected call date) of such obligations based on their market values (or, in the case of receivables-backed securities such as Ginnie Maes, based on cost). Dividends on equity securities are accrued daily at their stated dividend rates.

From time to time the Berkeley Money Market Portfolio may make available information as to its "yield" and "effective yield." The "yield" of the Berkeley Money Market Portfolio refers to the income generated by an investment in the Portfolio over a seven-day period. This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Berkeley Money Market Portfolio is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.


Total return of a Portfolio for periods longer than one year is determined by calculating the actual dollar amount of investment return on a $1,000 investment in the Portfolio made at the beginning of each period, then calculating the average annual compounded rate of return which would produce the same investment return on the $1,000 investment over the same period. Total return for a period of one year or less is equal to the actual investment return on a $1,000 investment in the Portfolio during that period. Total return calculations assume that all Portfolio distributions are reinvested at net asset value on their respective reinvestment dates.

From time to time, the Adviser may reduce its compensation or assume expenses in respect of the operations of a Portfolio in order to reduce the Portfolio's expenses. Any such waiver or assumption would increase a Portfolio's yield and total return during the period of the waiver or assumption.

The performance of the Portfolios may, from time to time, be compared to that of other mutual funds tracked by mutual fund rating services, to broad groups of comparable mutual funds, or to unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs.

The Prospectus contains historical performance information of Strong Growth Fund, MFS Total Return Fund, Strong International Stock Fund, The Oakmark Fund and the Robertson Stephens Diversified Growth Fund, which are public mutual funds which have the same investment objective and follow substantially the same investment strategies as Strong Growth Portfolio, MFS Total Return Portfolio, Strong International Stock Portfolio, Harris Associates Value Portfolio and Robertson Stephens Diversified Growth Portfolio, respectively.

The performance of those public mutual funds is commonly measured as total return. An average annual compounded rate of return ("T") may be computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula:
                                           n
                                  P (1 + T)  =  ERV

The Prospectus contains comparative performance information with respect to the S&P 500 Composite Stock Price Index ("S&P 500 Index"). The S&P 500 Index is a broad index of common stock prices which assumes reinvestment of distributions and is calculated without regard to tax consequences or the costs of investing.

Investors should not consider this performance data as an indication of the future performance of any of the Portfolios in the Trust.

From time to time indications of the Portfolios' past performance may be published. Such performance will be measured by independent sources such as (but not limited to) Lipper Analytical Services, Incorporated, Weisenberger Investment Companies Service, Bank Rate Monitor, Financial Planning Magazine, Standard & Poor's Indices, Dow Jones Industrial Averages, VARDS, Barron's, Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Personal Investor and The Wall Street Journal. Information provided to the NASD for review may be used as advertisements for publication in regional and local newspapers. In addition, Portfolio performance may be advertised relative to certain indices and benchmark investments, including: (a) the Lipper Analytical Services, Inc. Mutual Fund Performance Analysis, Fixed-Income Analysis and Mutual Fund indices (which measure total return and average current yield for the mutual fund industry and rank mutual fund performance); (b) the CDA Mutual Fund Report published by CDA Investment Technologies, Inc. (which analyzes price, risk and various measures of return for the mutual fund industry); (c) the Consumer Price Index published by the U.S. Bureau of Labor Statistics (which measures changes in the price of goods and services); (d) Stocks, Bonds, Bills and Inflation published by Ibbotson Associates (which provides historical performance figures for stocks, government securities and inflation); (e) the Hambrecht & Quist Growth Stock Index; (f) the NASDAQ OTC Composite Prime Return;
(g) the Russell Midcap Index; (h) the Russell 2000 Index - Total Return; (i) the ValueLine Composite-Price Return; (j) the Wilshire 4500 Index; (k) the Salomon Brothers' World Bond Index (which measures the total return in U.S. dollar terms of government bonds, Eurobonds and non-U.S. bonds of ten countries, with all such bonds having a minimum maturity of five years); (l) the Shearson Lehman Brothers Aggregate Bond Index or its component indices (the Aggregate Bond Index measures the performance of Treasury, U.S. Government agencies, mortgage and Yankee bonds); (m) the S&P Bond indices (which measure yield and price of corporate, municipal and U.S. Government bonds); (n) the J.P. Morgan Global Government Bond Index; (o) other taxable investments including certificates of deposit, money market deposit accounts, checking accounts, savings accounts, money market mutual funds and repurchase agreements; (p) historical investment data supplied by the research departments of Goldman Sachs, Lehman Brothers, First Boston Corporation, Morgan Stanley (including EAFE), Salomon Brothers, Merrill Lynch, Donaldson Lufkin and Jenrette or other providers of such data;
(q) the FT-Actuaries Europe and Pacific Index; (r) mutual fund performance indices published by Variable Annuity Research & Data Service; and (s) mutual fund performance indices published by Morningstar, Inc. The composition of the investment in such indices and the characteristics of such benchmark investments are not identical to, and in some cases are very different from, those of a Portfolio. These indices and averages are generally unmanaged and the items included in the calculations of such indices and averages may be different from those of the equations used by the Trust to calculate a Portfolio's performance figures.

A Portfolio's investment results will vary from time to time depending upon market conditions, the composition of its investment portfolio and its operating expenses. Yield and performance information of any Portfolio will not be compared with such information for funds that offer their shares directly to the public, because Portfolio performance data does not reflect charges imposed by the Life Company on the variable contracts. The effective yield and total return for a Portfolio should be distinguished from the rate of return of a corresponding division of the Life Company's separate account, which rate will reflect the deduction of additional charges, including mortality and expense risk charges, and will therefore be lower. Accordingly, performance figures for a Portfolio will only be advertised if comparable performance figures for the corresponding division of the separate account are included in the advertisements. Variable annuity contractholders should consult the variable annuity contract prospectus for further information. Each Portfolio's results also should be considered relative to the risks associated with its investment objectives and policies.

SHAREHOLDER COMMUNICATIONS

Owners of VA contracts issued by the Life Company for which shares of one or more Portfolios are the investment vehicle are entitled to receive from the Life Company unaudited semi-annual financial statements and audited year-end financial statements certified by the Trust's independent public accountants. Each report will show the investments owned by the Portfolio and the market value thereof and will provide other information about the Portfolio and its operations.

ORGANIZATION AND CAPITALIZATION

The Trust is an open-end investment company established under the laws of The Commonwealth of Massachusetts by a Declaration of Trust dated January 23, 1995, as amended.

Shares entitle their holders to one vote per share, with fractional shares voting proportionally; however, a separate vote will be taken by each Portfolio on matters affecting an individual Portfolio. For example, a change in a fundamental investment policy for the Strong Growth Portfolio would be voted upon only by shareholders of the Strong Growth Portfolio. Additionally, approval of the Investment Advisory Agreement is a matter to be determined separately by each Portfolio. Approval by the shareholders of one Portfolio is effective as to that Portfolio. Shares have noncumulative voting rights. Although the Trust is not required to hold annual meetings of its shareholders, shareholders have the right to call a meeting to elect or remove Trustees or to take other actions as provided in the Declaration of Trust. Shares have no preemptive or subscription rights, and are transferable. Shares are entitled to dividends as declared by the Trustees, and if a Portfolio were liquidated, the shares of that Portfolio would receive the net assets of that Portfolio. The Trust may suspend the sale of shares at any time and may refuse any order to purchase shares.

The Trust is authorized to subdivide each series (Portfolio) into two or more classes. Currently, shares of the Portfolios are divided into Class A and Class
B. Each class of shares of a Portfolio is entitled to the same rights and privileges as all other classes of the Portfolio, provided however, that each class bears the expenses related to its distribution arrangements, as well as any other expenses attributable to the class and unrelated to managing the Portfolio's portfolio securities. Any matter that affects only the holders of a particular class of shares may be voted on only by such shareholders. To date, the Trust has never offered any Class B shares for sale.

Additional Portfolios may be created from time to time with different investment objectives or for use as funding vehicles for variable life insurance policies or for different variable annuity contracts. Any additional Portfolios may be managed by investment advisers or sub-advisers other than the current Adviser and Sub-Advisers. In addition, the Trustees have the right, subject to any necessary regulatory approvals, to create additional classes of shares in a Portfolio, with the classes being subject to different charges and expenses and having such other different rights as the Trustees may prescribe and to terminate any Portfolio of the Trust.

PORTFOLIO TURNOVER

The portfolio turnover rate of a Portfolio is defined by the Securities and Exchange Commission as the ratio of the lesser of annual sales or purchases to the monthly average value of the portfolio, excluding from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less. Portfolio turnover generally involves some expense to a Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities.

The  Trust's   Board  of  Trustees   periodically   reviews  the  Adviser's  and
Sub-Advisers' performance of their respective responsibilities in connection with the placement of portfolio transactions on behalf of the Portfolios, and reviews the commissions paid by the Portfolios to determine whether such commissions are reasonable in relation to what the Trustees believe are the benefits for the Portfolios.

CUSTODIAN

State Street Bank and Trust Company is the custodian of the Trust's assets. The custodian's responsibilities include safeguarding and controlling the Trust's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Trust's investments. The Trust may employ foreign sub-custodians that are approved by the Board of Trustees to hold foreign assets.

TRANSFER AGENT

The Adviser serves as the transfer agent for the Trust's shares. The Adviser receives no payment for providing this service.

LEGAL COUNSEL

Legal matters in connection with the offering are being passed upon by Blazzard, Grodd & Hasenauer, P.C., Westport, Connecticut.

INDEPENDENT ACCOUNTANTS

The Trust has selected Price Waterhouse LLP as the independent accountants who will audit the annual financial statements of the Trust.

SHAREHOLDER LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of a Portfolio's property for all loss and expense of any shareholder held personally liable for the obligations of a Portfolio. Thus the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Portfolio would be unable to meet its obligations.

DESCRIPTION OF NRSRO RATINGS

DESCRIPTION OF MOODY'S CORPORATE RATINGS

     Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

     A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca -- Bonds which represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C -- Bonds which are the lowest rated class of bonds. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

DESCRIPTION OF S&P CORPORATE RATINGS

     AAA -- Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

     A -- Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.


BB-B-CCC-CC AND C -- Bonds rated BB, B, CCC, CC and C are regarded, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated 'BB' has less near-term vulnerability to default than other speculative issues. However,it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BBB-'rating.

Debt rated 'B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The 'B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BB'or 'B' - rating.

Debt rated 'CCC' has a currently identifiable vulnerability to default,and id dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The 'CCC' rating category is also used for debt sub-ordinated to senior debt that is assigned an actual or implied 'B' or 'B' rating.

     Debt rated 'CC' typically is applied to debt subordinated to senior debt that is assigned an actual or implied 'CCC' rating.

     Debt rated 'C' typically is applied to debt subordinated to senior debt which is assigned an actual or implied 'CCC' rating. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     The rating 'CI' is reserved for income bonds on which no interest is being paid.

     Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grade period. The 'D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

DESCRIPTION OF DUFF CORPORATE RATINGS

     AAA - Highest credit quality. The risk factors are negligible being only slightly more than for risk-free U.S. Treasury debt.

     AA - High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

     A - Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

     BBB - Below-average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

    BB - Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

     B - Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in quality rating within this category or into a higher or lower quality rating grade.

     CCC - Well below investment grade securities. Considerable uncertainty as to timely payment of principal or interest. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

    DD - Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.


DESCRIPTION OF FITCH IBCA

     AAA - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated "[-]+."

     A - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and to repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

   BBB - Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and to repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

     BB Bonds considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

     B Bonds considered highly speculative. While bonds in this class are currently meeting debt service requirements or paying dividends, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

     CCC - Bonds which may have certain identifiable characteristics which, if not remedied, could lead to default. The ability to meet obligations requires an advantagous business and economic environment.

     CC - Bonds which are minimally protected. Default in payment of interest and/or principal seems probable over time.

     C - Bonds which are in imminent default in payment of interest or principal.

     DDD,DD,and D Bonds which are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. 'DDD' represents the highest potential for recovery of these securities, and 'D' represents the lowest potential for recovery.

DESCRIPTION OF THOMSON BANKWATCH, INC. CORPORATE RATINGS

     AAA - Long-term debt securities that are rated AAA indicates that the ability to repay principal and interest on a timely basis is very high.

     AA - Long-term debt securities that are rated AA indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

     A - Long-term debt securities that are rated A indicates the ability to repay principal and interest is strong. Issuers rated A could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

     BBB - Long-term debt securities that are rated BBB indicates an acceptable capacity to repay principal and interest. BBB issuer are more vulnerable to adverse development (both internal and external) then obligations with higher ratings.

     BB - Long-term debt securities that are rated BB suggests that the likelihood of default is considerably less than for lower-rated issuers. However, there are significant uncertainties that could affect the ability to adequately service debt obligations.

     B - Long-term debt securities that are rated B show higher degree of uncertainty and therefore greater likelihood of default than higher-rated issuers. Adverse developments could negatively affect the payment of interest and principal on a timely basis.

   CCC - Long-term debt securities that are rated CCC clearly have a high likelihood of default, with little capacity to address further adverse changes in financial circumstances.

     CC - Long-term debt securities that are rated CC are subordinated to other obligations rated CCC and are afforded less protection in the event of bankruptcy or reorganization.

   D - Default

     TBW may apply plus ("+") and minus ("-") modifiers to indicate where within the respective category the issue is placed.

DESCRIPTION OF S&P COMMERCIAL PAPER RATINGS

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payments is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1. An A-3 designation indicates an adequate capacity for timely payment. Issues with this designation, however, are more vulnerable to the adverse effects of changes in circumstancesthan obligations carrying the higher designations. B issues are regarded as having only speculative capacity for timely payment. C issues have a doubtful capacity for payment. D issues are in payment default. The D rating category is used when interest payments or principal payments are not made on the due date, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS

The rating Prime-1 is the highest  commercial  paper rating assigned by Moody's.
Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior ability for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong ability for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trend and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained. P-3 issuers have an acceptable ability for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained. Issuers rated 'Not Prime' do not fall within any of the 'Prime' rating categories.



DESCRIPTION OF DUFF'S COMMERCIAL PAPER RATINGS

The rating Duff-1 is the highest commercial paper rating assigned by Duff & Phelps. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by ample asset protection. Risk factors are minor. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small. Paper rated Duff-3 is regarded as having satisfactory liquidity and other protection factors. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

DESCRIPTION OF FITCH'S COMMERCIAL PAPER RATINGS

The rating Fitch-1 (Exceptionally Strong Credit Quality) is the highest commercial paper rating assigned by Fitch. Paper rated Fitch-1 is regarded as having the strongest degree of assurance for timely payment. The rating Fitch-2 (Very Strong Credit Quality) is the second highest commercial paper rating assigned by Fitch which reflects an assurance of timely payment only slightly less in degree than the strongest issues.

DESCRIPTION OF THOMSON BANKWATCH, INC. COMMERCIAL PAPER RATINGS

     TBW-1 - Short-term obligations rated TBW-1 indicate a very high likelihood that principal and interest will be paid on a timely basis.

     TBW-2 - Short-term obligations rated TBW-2 indicate that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.


                             FINANCIAL STATEMENTS




The Trust's Financial Statements and notes thereto for the year ended December 31, 1997 and the report of Price Waterhouse LLP, Independent Auditors, with respect thereto, appear in the Trust's Annual Report for the year ended December 31, 1997, which is incorporated by reference into this Statement of Additional Information. The Trust delivers a copy of the Annual Report to investors along with the Statement of Additional Information. In addition, the Trust will furnish, without charge, additional copies of such Annual Report to investors which may be obtained without charge by calling the Life Company at
(800) 852-3152.






                                    PART C

                              OTHER INFORMATION


ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

(A)  FINANCIAL STATEMENTS:

     The Financial Statements filed as part of this Registration Statement are as follows:

     Statements of Assets and Liabilities-December 31, 1997*

     Statements of Operations For the Year Ended December 31, 1997*

     Statements of Changes in Net Assets for the Year Ended December 31, 1997 and the Period Ended December 31, 1996*

     Financial Highlights**

     Schedules of Investments, December 31, 1997*
          Harris Associates Value Portfolio
          MFS Total Return Portfolio
          Berkeley U.S. Quality Bond Portfolio
          Berkeley Money Market Portfolio
          Strong International Stock Portfolio
          Strong Growth Portfolio
          Robertson Stephens Diversified Growth Portfolio
          Lexington Corporate Leaders Portfolio

     Notes to Financial Statements - December 31, 1997*

     Report
          Report of Independent Accountants - Price Waterhouse LLP

__________________

     * Included in the Trust's Annual Report, dated December 31, 1997, filed as Exhibit 12 hereto.
    ** Included in Part A of this Registration Statement and in the Trust's
       Annual Report, dated December 31, 1997 filed as Exhibit 12 hereto.

(B)  EXHIBITS

 (1) (c)  Amended and Restated Declaration of Trust**

 (2)  By-laws of Trust

 (3)  Not Applicable

 (4)  Not Applicable

 (5) (a) Investment Advisory Agreement**
     (b) Form of Amendment to Investment Advisory Agreement*****
     (c) (i) Sub-Advisory Agreement dated as of July 24, 1995, among Strong Capital Management, Inc., the Adviser and the Trust

         (ii) Sub-Advisory Agreement dated as of July 7, 1995, among Lexington Management Corporation, the Adviser and the Trust

         (iii) Sub-Advisory Agreement dated as of July 17, 1995, among Massachusetts Financial Services Company, the Adviser and the Trust

         (iv) Form of Sub-Advisory Agreement among Harris Associates L.P., the Adviser and the Trust*****

         (v) Form of Sub-Advisory Agreement among Robertson, Stephens & Company (RSC) Investment Management, L.P., the Adviser and the Trust +

         (vi) Form of Sub-Advisory Agreement among Berkeley Capital Management, the Adviser and the Trust +

 (6)  Not Applicable

 (7)  Not Applicable

 (8)(i) Form of Custodian Agreement and Fund Accounting Agreement between the Registrant and the Custodian

 (8)(ii) Amendment to Custodian Agreement

 (9)  Form of Subadministration Agreement for Reporting and
      Accounting Services between the Registrant and the Subadministrator***

(10)  Consent and Opinion of Counsel

(11)  Consent of Independent Accountants

(12) Financial Statements, incorporated herein by reference to the Trust's Annual Report dated December 31, 1997, as filed electronically with the Securities and Exchange Commission on March 5, 1998.

(13)  Not Applicable

(14)  Not Applicable

(15)  Not Applicable

(16)  Calculation of Performance Information

(27)  Not Applicable

     ** incorporated by reference to Registrant's Pre-Effective Amendment No. 2 to Form N-1A (File No. 33-88792), as filed electronically on January 26, 1996.

     *** incorporated by reference to Registrant's Post-Effective Amendment No. 1 to Form N-1A (File No. 33-88792), as filed electronically on September 13, 1996.

     **** incorporated by reference to Registrant's Post-Effective Amendment No. 2 to Form N-1A (File No. 33-88792), as filed electronically on March 7, 1997.

     ***** incorporated by reference to Registrant's Post-Effective Amendment No. 3 to Form N-1A (File No. 33-88792), as filed electronically on April 25, 1997.

     + incorporated by reference to Registrant's Post-Effective Amendment No. 4 to Form N-1A (File No. 33-88792), as filed electronically on September 5, 1997.


ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

The shares of the Trust are currently sold to LPLA Separate Account One.

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES

The general account of London Pacific Life & Annuity Company and LPLA Separate Account One are the shareholders of the Trust.

ITEM 27.  INDEMNIFICATION

Each officer, Trustee or agent of the Trust shall be indemnified by the Trust to the full extent permitted under the General Laws of The Commonwealth of Massachusetts and the Investment Company Act of 1940 ("1940 Act"), as amended, except that such indemnity shall not protect any such person against any liability to the Trust or any shareholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct"). Indemnification shall be made when (i) a final decision on the merits, by a court or other body before whom the proceeding was brought, that the person to be indemnified was not liable by reason of disabling conduct or, (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the person to be indemnified was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of Trustees who are neither "interested persons" of the company as defined in section 2(a)(19) of the 1940 Act, nor parties to the proceedings or (b) an independent legal counsel in a written opinion. The Trust may, by vote of a majority of a quorum of Trustees who are not interested persons, advance attorneys' fees or other expenses incurred by officers, Trustees, investment advisers or principal underwriters, in defending a proceeding upon the undertaking by or on behalf of the person to be indemnified to repay the advance unless it is ultimately determined that he is entitled to indemnification. Such advance shall be subject to at least one of the following: (1) the person to be indemnified shall provide a security for his undertaking, (2) the Trust shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the disinterested, non-party Trustees of the Trust,or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that the person to be indemnified ultimately will be found entitled to indemnification. The law of Massachusetts is superseded by the 1940 Act insofar as it conflicts with the 1940 Act or rules published thereunder.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER AND SUB-
          ADVISERS

There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each director or officer of the Registrant's Investment Adviser is, or at any time during the past two years has been, engaged for his own account or in the capacity of director, officer, employee, partner or trustee.

NAME AND PRINCIPAL
 BUSINESS ADDRESS        BUSINESS AND OTHER CONNECTIONS
-----------------------  ------------------------------------------------

Ian K. Whitehead         President, Chief Executive Officer and Director
1755 Creekside Oaks Dr.  of the Adviser; President, Chief Executive
Sacramento, CA 95833     Officer and Director - Life Company; Chairman and
                         Director - London Pacific Financial & Insurance
                         Services; Chief Financial Officer - Govett & Company
                         Limited; Chairman - North American Trust
                         Company, an affiliate of the Life Company

Arthur I. Trueger        Chairman of the Board and Director of the
650 California St.       Adviser; Chairman of the Board and Director -
San Francisco, CA 94108  Life Company; Executive Chairman - Govett &
                         Company Limited

George C. Nicholson      Chief Financial Officer and Director of the
3109 Poplarwood Court    Adviser; Chief Financial Officer, Secretary
Raleigh, NC 27604        and Director - Life Company; Treasurer and
                         Director (since September 1994) - London Pacific
                         Financial & Insurance Services

Mark E. Prillaman        Executive Vice President and Chief Marketing
1755 Creekside Oaks Dr.  Officer of the Adviser and the Life Company
Sacramento, CA 95833     (since February 1994)

Susan Y. Gressel         Vice President and Treasurer of the Adviser;
3109 Poplarwood Court    Vice President and Treasurer - Life Company
Raleigh, NC 27604

Charles M. King          Vice President and Controller of the Adviser;
3109 Poplarwood Court    Vice President and Controller - Life Company
Raleigh, NC 27604

William J. McCarthy      Vice President and Chief Actuary of the Adviser;
3109 Poplarwood Court    Vice President and Chief Actuary - Life Company
Raleigh, NC 27604

Charlotte M. Stott       Vice President, Marketing of the Adviser; Vice
1755 Creekside Oaks Dr.  President, Marketing - Life Company
Sacramento, CA 95833

Jerry T. Tamura          Vice President - Administrative Services of the
1755 Creekside Oaks Dr.  Adviser; Vice President - Administrative
Sacramento, CA 95833     Services - Life Company; Chairman, President and
                         Chief Executive Officer - London Pacific
                         Financial & Insurance Services

Jerry S. Waters          Vice President, Technology Services of the
1755 Creekside Oaks Dr.  Adviser; Vice President, Technology Services -
Sacramento, CA 95833     Life Company

The principal address of Registrant's Investment Adviser is 1755 Creekside Oaks Drive, Sacramento, California 95833.

With respect to information regarding the Sub-Advisers, reference is hereby made to "Management of the Trust" in the Prospectus. For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of the Sub-Advisers, reference is made to the current Form ADVs of the Sub-Advisers filed under the Investment Advisers Act of 1940, incorporated herein by reference, the file numbers of which are as follows:

     Robertson, Stephens & Company Investment Management, L.P.
          File No. 801-144125

     Harris Associates L.P.
          File No. 801-50333

     Lexington Management Corporation
          File No. 801-8281

     Strong Capital Management, Inc.
          File No. 801-10724

     Massachusetts Financial Services Company
          File No. 801-17352


     Berkeley Capital Management Inc
          File No. 801-40598


ITEM 29.  PRINCIPAL UNDERWRITER

Not Applicable

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

Persons maintaining physical possession of accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder include the Registrant's Secretary; the Registrant's investment adviser, LPIMC Insurance Marketing Services; and the Registrant's custodian, State Street Bank and Trust Company. The address of the Secretary and LPIMC Insurance Marketing Services is 31 Poplarwood Court, Raleigh, NC 27604.

ITEM 31.  MANAGEMENT SERVICES

Other than as set forth in Parts A and B of this Registration Statement, the Registrant is not a party to any management-related service contract.

ITEM 32.  UNDERTAKINGS

Not Applicable.

                                   SIGNATURES


As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) and has duly caused this Post-Effective Amendment No. 5 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Raleigh, and State of North Carolina on the 21st day of April, 1998.


                                   LPT VARIABLE INSURANCE SERIES TRUST


                                By: /s/GEORGE C. NICHOLSON
                                    __________________________________________
                                    George C. Nicholson
                                    Vice President and Treasurer



Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 5 has been signed below by the following persons in the capacities and on the date indicated.


        SIGNATURE                      TITLE                   DATE
        ---------                      -----                   ----

/S/ MARK E. PRILLAMAN*           President, Principal           4/21/98
-------------------------------                                ----------------
Mark E. Prillaman                Executive Officer and
                                 Trustee

/s/GEORGE C. NICHOLSON           Vice President, Treasurer,     4/21/98
-------------------------------                                ----------------
George C. Nicholson              Principal Financial
                                 Officer and Principal
                                 Accounting Officer

/S/ RAYMOND L. PFEISTER*         Trustee                        4/21/98
-------------------------------                                -----------------
Raymond L. Pfeister

/S/ ROBERT H. SINGLETARY*                                       4/21/98
------------------------------- Trustee                        -----------------
Robert H.  Singletary

/S/ JAMES WINTHER*               Trustee                        4/21/98
-------------------------------                                ----------------
James Winther


*By: /s/GEORGE C. NICHOLSON
     ------------------------
     George C. Nicholson
     Attorney-in-Fact




                                   PART II



                                   EXHIBITS

                                      TO

                       POST-EFFECTIVE AMENDMENT NO. 5

                                      TO

                                  FORM N-1A

                                     FOR

                     LPT VARIABLE INSURANCE SERIES TRUST



                              INDEX TO EXHIBITS

                                                                         PAGE

Ex-99.B2              Bylaws

EX-99.B5(c)(i)        Sub-Advisory Agreement among Strong Capital
                      Management, Inc., the Adviser and the Trust

EX-99.B5(c)(ii)       Sub-Advisory Agreement among Lexington Management
                      Corporation, the Adviser and the Trust

EX-99.B5(c)(iii)      Sub-Advisory Agreement among Massachusetts Financial
                      Services Company, the Adviser and the Trust

EX-99.B8 Form of Custodian Agreement and Fund Accounting Agreement between the Registrant and the Custodian

EX-99.B10             Consent and Opinion of Counsel

EX-99.B11             Consent of Independent Accountants

EX-99.B16             Calculation of Performance Information